As filed with the U.S. Securities and Exchange Commission on August 1, 2019

Securities Act File No. 333-102055

Investment Company Act File No. 811-03790

UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Post-Effective Amendment No. 69

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 71

PEAR TREE FUNDS

(Exact Name of Registrant as Specified in its Charter)

55 Old Bedford Road

Lincoln, Massachusetts 01773

(Address of Principal Executive Offices and Zip Code)

(781) 259-1144

(Registrant’s Telephone Number, including Area Code)

Willard L. Umphrey

President

PEAR TREE ADVISORS, INC.

55 Old Bedford Road

Lincoln, Massachusetts 01773

(Name and Address of Agent for Service)

Copy to:

John Hunt, Esq.

SULLIVAN & WORCESTER LLP

One Post Office Square

Boston, Massachusetts 02109

Approximate Date of Proposed Public Offering:

It is proposed that this filing will become effective (check appropriate box)

☒	immediately upon filing pursuant to paragraph (b)
☐	on (date) pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	on August 1, 2019 pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	on (date) pursuant to paragraph (a)(2) of rule 485.

If appropriate, check the following box:

☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PROSPECTUS

August 1, 2019
	Ordinary Shares	Institutional Shares	R6 Shares
U.S. EQUITY FUNDS
Pear Tree Polaris Small Cap Fund	USBNX	QBNAX	QBNRX
Pear Tree Quality Fund	USBOX	QGIAX	QGIRX
INTERNATIONAL EQUITY FUNDS
Pear Tree Axiom Emerging Markets World Equity Fund*	QFFOX	QEMAX	QFFRX
Pear Tree Polaris Foreign Value Fund	QFVOX	QFVIX	QFVRX
Pear Tree Polaris Foreign Value Small Cap Fund	QUSOX	QUSIX	QUSRX
Pear Tree PNC International Small Cap Fund	QISOX	QISIX	QISRX
*
formerly Pear Tree PanAgora Emerging Markets Fund

As with all mutual fund shares, these securities have not been approved or disapproved by the Securities and Exchange Commission, and the Securities and Exchange Commission has not determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.
Beginning January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of each Pear Tree Fund's shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from Pear Tree Funds your financial intermediary, such as a broker-dealer or a bank. Instead, the reports will be made available on the Pear Tree Funds' website, www.peartreefunds.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from Pear Tree Funds or your financial intermediary electronically by calling Pear Tree Funds at 1-800-326-2151, logging into your accounts at www.peartreefunds.com, or by calling your financial intermediary.
You may elect to receive all future reports in paper free of charge. You can inform Pear Tree Funds or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by calling Pear Tree Funds at 1-800-326-2151 or your financial intermediary. If you hold any Pear Tree Funds directly, your election to receive reports in paper will apply to those Pear Tree Funds held directly. If you hold any Pear Tree Funds through a financial intermediary, your election will apply to those Pear Tree Funds you hold through that financial intermediary.

i

SUMMARY INFORMATION ABOUT PEAR TREE FUNDS

Pear Tree Polaris Small Cap Fund
Investment Objective: Maximum long-term capital appreciation.
Fee Table and Expenses of Small Cap Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of Small Cap Fund.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Ordinary Shares	Institutional Shares	R6 Shares
Management Fees	0.80%	0.80%	0.80%
Distribution (12b-1) Fees	0.25%	None	None
Other Expenses	0.29%	0.28%	0.13%
Acquired Fund Fees and Expenses	0.22%	0.22%	0.22%
Total Annual Fund Operating Expenses	1.56%	1.30%	1.15%
Fee Waiver and/or Expense Reimbursement (1)	N/A	0.12%	N/A
Total Annual Fund Operating Expenses after Fee Waiver and/or Expense Reimbursement (1)	N/A	1.18%	N/A
(1)
The Manager, in its capacity as transfer agent to Pear Tree Funds, has contractually agreed until July 31, 2020 to waive such portion of the fees that it would otherwise receive for serving as transfer agent under its agreement with Pear Tree Funds such that the aggregate transfer agent fee with respect to Institutional Shares would be calculated using an annual rate of 0.04 percent of Small Cap Fund’s net assets attributable to Institutional Shares. This fee waiver only may be terminated with the approval of the Trustees. This fee waiver does not apply to Ordinary Shares or R6 Shares. The Manager does not have a right to recoup from Small Cap Fund amounts that it has waived under that agreement.

Example
This example is intended to help you compare the cost of investing in Small Cap Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in Small Cap Fund for the time periods indicated and then redeem all of your shares at the end of those periods, that your investment has a 5 percent return each year and that Small Cap Fund’s operating expenses remain the same as set forth in the table above. The example also assumes that an expense limitation currently in place is not renewed; therefore, the figures have been adjusted to reflect fee waivers or expense reimbursements only in the periods for which the expense limitation arrangement is expected to continue. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 year	3 years	5 years	10 years
Ordinary Shares	$159	$493	$850	$1,856
Institutional Shares	$120	$400	$701	$1,557
R6 Shares	$117	$365	$633	$1,398
Portfolio Turnover
Small Cap Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect Small Cap Fund’s performance. During the most recent fiscal year, Small Cap Fund's portfolio turnover rate was 24 percent of the average value of its portfolio.
Principal Investment Strategies
Under normal market conditions, Small Cap Fund invests at least 80 percent of its net assets (plus borrowings for investment purposes) in equity securities, warrants, and rights derivative of or convertible into common stocks, in each case issued by small-cap issuers. Small Cap Fund considers a small-cap issuer to be a company having at the time of purchase by Small Cap Fund a market capitalization of between approximately $100 million to $5 billion, as well as one or more mutual funds, exchange-traded funds (ETFs), and business development companies ("BDCs") that invests at least 80 percent of its net assets in similar securities issued by small-cap issuers.
While most assets are typically invested in U.S. common stocks, Small Cap Fund may invest in American Depositary Receipts (ADRs), and foreign stocks traded on U.S. exchanges in keeping with Small Cap Fund’s objectives. Fund assets may be invested in growth stocks and value stocks. Small Cap Fund's sub-adviser generally considers growth stocks to be equity securities issued by companies that have sustainable competitive advantages and products or services that potentially could generate significantly greater-than-average revenue and earnings growth. The sub-adviser generally considers value stocks to be equity securities whose performance has lagged relative to the market but whose issuing companies have stable earnings and cash flows and where there are visible and imminent inflection points and catalysts that may result in increased earnings and cash flow, driving stock appreciation.

In managing Small Cap Fund’s portfolio, its sub-adviser uses proprietary quantitative investment technology combined with traditional, value-based, fundamental research to identify potential investments. The sub-adviser uses traditional valuation measures, including price/book ratios and price/sustainable free cash flow ratios to screen its database of more than 40,000 global companies. The sub-adviser uses these measures to identify companies with the greatest potential for undervalued streams of sustainable free cash flow. The sub-adviser conducts fundamental research, interviewing and visiting with company management and creating detailed financial models on potential portfolio investments. The sub-adviser also maintains a “watch-list” of companies, which may be used if the valuation of a company held in Small Cap Fund’s portfolio falls below established limits. Small Cap Fund is "non-diversified," which means that it may invest a higher percentage of its assets in a limited number of issuers.
Small Cap Fund’s sub-adviser may utilize options on existing security positions or indexes in an attempt to improve the risk/return profile of Small Cap Fund's returns. The extent of the sub-adviser’s use of options may vary over time based on the sub-adviser’s assessment of market conditions and other factors.
Small Cap Fund may invest in other types of derivatives (i.e., a security or instrument whose value is determined by reference to the value or the change in value of one or more securities, currencies, indices or other financial instruments) for the purposes of hedging the value of the portfolio and establishing a position in the future. Small Cap Fund may hold cash, or it may manage its cash by investing in cash equivalents and money market funds.
Principal Investment Risks
It is possible to lose money by investing in Small Cap Fund. An investment in Small Cap Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Market, Industry and Specific Holdings. The share price of Small Cap Fund may fall because of weakness in the stock markets, generally, weakness with respect to a particular industry in which Small Cap Fund has significant holdings, or weaknesses associated with one or more specific companies in which Small Cap Fund may have substantial investments.
Investment Strategies, Generally, and Quantitative Investment Risk.  Small Cap Fund’s investment strategy is based on assumptions of market and investor behavior. There are risks that those assumptions are incorrect, become outdated, or do not apply to specific market and political events. In those cases, the investment strategy is likely not to operate as anticipated, causing a loss in the value of Small Cap Fund's portfolio. Small Cap Fund’s quantitative investment model is more complex than a typical non-quantitative strategy, and thus, may be less predictable in how it may react to specific market or political events.
Small-Capitalization Securities. Investments in small-capitalization companies typically present greater risks than investments in mid- and large-cap companies and, as a result, the performance of Small Cap Fund may be more volatile than a mutual fund that invests in mid- and large-cap stocks.
Growth and Value Stock Investing. Growth and value investment styles periodically come into and fall out of favor with investors. Growth stocks generally are more volatile than the overall stock market. Value stocks typically carry the risk that market prices may never recognize their intrinsic values.
Foreign Securities.  Small Cap Fund’s investments in or exposure to foreign securities (including ADRs) may be adversely affected by political and economic conditions overseas, reduced market liquidity, or decreases in foreign currency values relative to the U.S. dollar. The value of a foreign security may change materially at times when U.S. markets are not open to trading.
Risks of Investing in ADRs. The risks of investing in ADRs include the risks of investing in individual U.S. equities, but they also include risks associated with investing in foreign equities. In addition, an ADR may not track the price of its associated underlying foreign security.
Liquidity Risk.  To meet shareholder redemption requests and other cash requirements, Small Cap Fund may have to sell certain portfolio securities at times when there may be few, if any, buyers, causing Small Cap Fund to accept sale prices below the amounts that had been used by the fund to determine its net asset value.
Sector. Small Cap Fund may have significant investments in one or more specific industry sectors, subjecting it to risks of that sector, which may be greater than general market risk.
Investments in Other Collective Investment Funds. To the extent that Small Cap Fund invests in mutual funds, exchange-traded funds (ETFs), and business development companies (BDCs), Small Cap Fund's investment performance would be directly related to the investment performance of the other funds. It also would bear its proportionate share of any management and other fees paid by the other funds, subjecting Small Cap Fund shareholders to some duplication of fees.

Non-Diversification.  Small Cap Fund is “non-diversified,” As a result, a decline in the value of the securities of one issuer could have a significant negative effect on Small Cap Fund.
Currency and Option Contracts and Other Derivatives.  Small Cap Fund’s investments in currency futures, forwards, options and other derivative instruments are subject to a number of risks, such as counterparty risk, the risk of mispricing or improper valuation, and the risk that the value of the instrument may not increase or decrease as expected. Options contracts also are subject to the risks of leveraged transactions, and it may be difficult or impossible for Small Cap Fund to liquidate an open option contract.
Please refer to “Fund Objectives, Strategies and Risks” in the Prospectus for further details.
Past Performance
The following bar chart and table provide some indication of the risks of investing in Small Cap Fund by showing changes in Small Cap Fund’s performance over time. The tables also compare Small Cap Fund’s performance to a broad measure of market performance that reflects the type of securities in which Small Cap Fund invests. Past performance does not necessarily indicate how Small Cap Fund will perform (before and after taxes) in the future. Updated performance information is available at www.peartreefunds.com.
A Note on Performance
Ordinary Shares and Institutional Shares commenced operations on August 3, 1992, and January 6, 1993, respectively. During the periods reflected below, Small Cap Fund did not offer R6 Shares.
Calendar Year Total Returns — Ordinary Shares The bar chart below provides performance information for Small Cap Fund’s Ordinary Shares.
Calendar year-to-date return of the Ordinary Shares of Small Cap Fund as of June 30, 2019 was 13.31%.
Best Quarter:	Q3 2009	17.75%
Worst Quarter:	Q3 2011	(18.94)%
Average Annual Total Returns for the periods ended December 31, 2018
	1 Year	5 Years	10 Years
Ordinary Shares Before Tax	(10.88)%	1.03%	10.46%
After Tax on Distributions	(12.51)%	(0.54)%	9.57%
After Tax on Distributions, with Sale	(5.26)%	0.70%	8.62%
Institutional Shares Before Tax	(10.52)%	1.33%	10.76%
R6 Shares Before Tax	N/A	N/A	N/A
Russell 2000® Index (reflects no deductions for fees, expenses or taxes)	(11.01)%	4.41%	11.97%
After-Tax Returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state or local taxes. The after-tax returns shown are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement. After-tax returns are shown only for Ordinary Shares and after-tax returns for Institutional Shares may vary. Actual after-tax returns may differ depending on your individual circumstances.

Management
Small Cap Fund is managed by Pear Tree Advisors, Inc. Small Cap Fund is sub-advised by Polaris Capital Management, LLC (“Polaris”). The following employees of Polaris serve as the portfolio managers of Small Cap Fund:
Investment Team	Position at Polaris	Manager of the Fund Since
Bernard R. Horn, Jr.	President and Chief Investment Officer	2015
Sumanta Biswas, CFA	Vice President and Assistant Portfolio Manager	2015
Bin Xiao, CFA	Assistant Portfolio Manager	2015
Jason M. Crawshaw	Assistant Portfolio Manager	2016
Buying and Selling Fund Shares
You may buy or sell shares of Small Cap Fund on any business day by contacting the Pear Tree Funds, through mail or by phone, through your broker or financial intermediary, and, in the case of R6 Shares, by contacting your retirement plan administrator or recordkeeper.
Initial Investment Minimum	Contact Information
Ordinary Shares: $2,500*
Individual retirement accounts, certain accounts for minors, and automatic investment accounts $1,000*
Institutional Shares: $1,000,000*
Certain wrap programs, registered advisers, certain government plans Pear Tree Fund affiliates and employees $0
R6 Shares: $100,000**
Mail: Pear Tree Funds Attention: Transfer Agent 55 Old Bedford Road, Suite 202 Lincoln, MA 01773 Telephone: 1-800-326-2151 Website:www.peartreefunds.com
*
May be waived by the fund or funds.

**
May be waived for: qualified and non-qualified plan investors that do not require the fund or its affiliates to pay any type of administrative payment, or Trustees, employees of Manager or its affiliates, or members of the fund’s portfolio management team.

Ongoing Investment Minimum
Ordinary Shares: 50 shares Institutional Shares: 50 shares R6 Shares: None
Tax Information
Small Cap Fund’s distributions may be taxable as ordinary income or capital gains, unless your investment is through an IRA, 401(k) or other tax-advantaged investment plan. These tax-advantaged plans may be taxed upon withdrawal at a later date based upon your individual circumstances.
Payments to Broker-Dealers and other Financial Intermediaries
If you purchase shares of Small Cap Fund through a broker-dealer or other financial intermediary (such as a bank), Small Cap Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend Small Cap Fund over another investment. These payments are not applicable to R6 Shares. Ask your salesperson or visit your financial intermediary’s website for more information.

Pear Tree Quality Fund
Investment Objective: Long-term growth of capital.
Fee Table and Expenses of Quality Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of Quality Fund.
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
	Ordinary Shares	Institutional Shares	R6 Shares
Management Fees	1.00%	1.00%	1.00%
Distribution (12b-1) Fees	0.25%	None	None
Other Expenses	0.29%	0.29%	0.14%
Total Annual Fund Operating Expenses	1.54%	1.29%	1.14%
Fee Waiver and/or Expense Reimbursement (1)	0.29%	0.41%	0.29%
Total Annual Fund Operating Expenses after Fee Waiver and/or Expense Reimbursement (1)	1.25%	0.88%	0.85%
(1)
The Manager has contractually agreed until July 31, 2020 to waive such portion of the management fees that it would otherwise receive under its agreement with Pear Tree Funds for serving as investment manager to Quality Fund such that the aggregate management fee that the Manager would receive during the waiver period for serving as the investment manager to Quality Fund would be calculated using (a) an annual rate of 0.75 percent for the first $125 million of Quality Fund’s net assets, and (b) an annual rate of 0.50 percent for Quality Fund’s net assets in excess of  $125 million. This fee waiver only may be terminated with the approval of the Trustees. The Manager does not have a right to recoup from Quality Fund amounts that it has waived under that agreement.

The Manager, in its capacity as transfer agent to Pear Tree Funds, has contractually agreed until July 31, 2020 to waive such portion of the fees that it would otherwise receive for serving as transfer agent under its agreement with Pear Tree Funds such that the aggregate transfer agent fee with respect to Institutional Shares would be calculated using an annual rate of 0.04 percent of Quality Fund’s net assets attributable to Institutional Shares. This fee waiver only may be terminated with the approval of the Trustees. This fee waiver does not apply to Ordinary Shares or R6 Shares. The Manager does not have a right to recoup from Quality Fund amounts that it has waived under that agreement.
Example
This example is intended to help you compare the cost of investing in Quality Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in Quality Fund for the time periods indicated and then redeem all of your shares at the end of those periods, that your investment has a 5 percent return each year and that Quality Fund’s operating expenses remain the same as set forth in the table above. The example also assumes that an expense limitation currently in place is not renewed; therefore, the figures have been adjusted to reflect fee waivers or expense reimbursements only in the periods for which the expense limitation arrangement is expected to continue. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 year	3 years	5 years	10 years
Ordinary Shares	$127	$458	$812	$1,810
Institutional Shares	$90	$369	$668	$1,521
R6 Shares	$87	$333	$600	$1,360
Portfolio Turnover
Quality Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect Quality Fund’s performance. During the most recent fiscal year, Quality Fund's portfolio turnover rate was 57 percent of the average value of its portfolio.
Principal Investment Strategies
Under normal market conditions, Quality Fund invests at least 80 percent of its net assets (plus any borrowings for investment purposes) in equity securities of U.S. issuers. Quality Fund principally invests in equity securities of large companies, that is, companies with a market capitalization of greater than $5 billion at time of purchase. However, there is no minimum market capitalization for companies whose securities Quality Fund may purchase.
To manage Quality Fund’s portfolio, Quality Fund’s investment manager, in consultation with its sub-adviser, periodically selects what it believes is a well-managed mutual fund (the “target portfolio”). Among the criteria used to select the target portfolio are the limited availability of the target portfolio to retail investors and the target portfolio's historical performance. Quality Fund's portfolio is then managed such that each quarter, its portfolio generally is rebalanced to comprise the same securities and in the same percentages as the target portfolio as of the end of the target portfolio’s most recent fiscal quarter. If Quality Fund’s assets significantly increase, Quality Fund may select more than one target portfolio.

From time to time, a target portfolio may invest in non-U.S. securities. In such cases, Quality Fund typically invests in American Depositary Receipts (or ADRs), which represent interests in such securities, if available. Quality Fund is "non-diversified," which means that it may invest a higher percentage of its assets in a smaller number of issuers.
Quality Fund’s current target portfolio is GMO Quality Fund Class III (ticker symbol: GQETX). The current target portfolio purports to seek to generate total return by investing primarily in equities the target portfolio's investment manager believes to be of high quality, which it defines as companies with established track records of historical profitability and strong fundamentals. Neither Quality Fund, nor its investment manager, nor its sub-adviser, is affiliated with the current target portfolio or the current target portfolio's investment manager.
Quality Fund also may invest in derivatives (i.e., a security or instrument whose value is determined by reference to the value or the change in value of one or more securities, currencies, indices or other financial instruments) for the purpose of hedging the value of the portfolio or to establish a position in the future. Quality Fund may hold cash, or it may manage its cash by investing in cash equivalents and money market funds.
Principal Investment Risks
It is possible to lose money by investing in Quality Fund. An investment in Quality Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Market, Industry and Specific Holdings. The share price of Quality Fund may fall because of weakness in the stock markets, generally, weakness with respect to a particular industry in which Quality Fund has significant holdings, or weaknesses associated with one or more specific companies in which Quality Fund may have substantial investments.
Difficulty in Comparing Fund Performance with Target Portfolio Performance. Quality Fund's performance could significantly differ from the target portfolio’s performance over the same period. Among other things, the holdings of the target portfolio typically change - sometimes significantly during the period between the end of a quarter and the time when those changes are publicly disclosed and Quality Fund's portfolio is rebalanced. From time to time, Quality Fund may be purchasing specific securities at the same time that the target portfolio is selling them. In addition, the target portfolio has a significantly larger amount of assets than Quality Fund and thus, has a lower expense ratio than Quality Fund.
Inability to Conduct Due Diligence on Target Portfolio’s Investment Adviser.  Quality Fund’s investment manager and sub-adviser may be able to perform only limited due diligence on the target portfolio’s investment adviser to determine, among other things, whether the investment adviser is adhering to the target portfolio’s investment guidelines and whether the risks disclosed in the target portfolio’s offering documents reflect the risks of the target portfolio.
Potential Impact on Target Portfolio. Quality Fund’s purchases and sales of securities for its own portfolio may adversely impact the management of the target portfolio and thus, Quality Fund itself.
Accuracy of Target Portfolio Information. Any failure by a target portfolio to file accurate and timely portfolio information could affect the performance of Quality Fund.
Large- and Mid-Capitalization Securities. Securities issued by large- and mid-cap companies tend to be less volatile than securities issued by smaller companies. Larger companies, however, may not be able to attain the high growth rates of successful smaller companies, especially during strong economic periods, and may be unable to respond as quickly to competitive challenges.
Foreign Securities.  Quality Fund’s investments in or exposure to foreign securities (primarily through ADRs) may be adversely affected by political and economic conditions overseas, reduced market liquidity, or decreases in foreign currency values relative to the U.S. dollar. The value of a foreign security may change materially at times when U.S. markets are not open to trading.
Non-Diversification.  Quality Fund is “non-diversified,” As a result, a decline in the value of the securities of one issuer could have a significant negative effect on Quality Fund.
Sector. Quality Fund may have significant investments in one or more specific industry sectors, subjecting it to risks of that sector, which may be greater than general market risk.
Liquidity Risk.  To meet shareholder redemption requests and other cash requirements, Quality Fund may have to sell certain portfolio securities at times when there may be few, if any, buyers, causing Quality Fund to accept sale prices below the amounts that had been used by the fund to determine its net asset value.
Derivatives.  Quality Fund’s investments in derivative instruments are subject to a number of risks, such as counterparty risk, the risk of mispricing or improper valuation, and the risk that the value of the instrument may not increase or decrease as expected.

Please refer to “Fund Objectives, Strategies and Risks” in the Prospectus for further details.
Past Performance
The following bar chart and table provide some indication of the risks of investing in Quality Fund by showing changes in Quality Fund’s performance over time. The tables also compare Quality Fund’s performance to a broad measure of market performance that reflects the type of securities in which Quality Fund invests. Past performance does not necessarily indicate how Quality Fund will perform (before and after taxes) in the future. Updated performance information is available at www.peartreefunds.com.
Notes on Performance
Ordinary Shares and Institutional Shares commenced operations on May 6, 1985 and March 25, 1991, respectively. Prior to February 15, 2018, Quality Fund had a different sub-adviser. Prior to January 27, 2011, Quality Fund pursued different principal investment strategies. During the periods reflected below, Quality Fund did not offer R6 Shares.
Calendar Year Total Returns — Ordinary Shares The bar chart below provides performance information for Quality Fund’s Ordinary Shares.
Calendar year-to-date return of the Ordinary Shares of Quality Fund as of June 30, 2019 was 17.28%.
Best Quarter:	Q2 2009	15.53%
Worst Quarter:	Q2 2010	(12.14)%
Average Annual Total Returns for the periods ended December 31, 2018
	1 Year	5 Years	10 Years
Ordinary Shares Before Tax	(1.67)%	9.16%	12.06%
After Tax on Distributions	(4.99)%	6.57%	10.64%
After Tax on Distributions, with Sale	1.05%	6.88%	9.86%
Institutional Shares Before Tax	(1.35)%	9.47%	12.39%
R6 Shares Before Tax	N/A	N/A	N/A
S&P 500 Index (reflects no deductions for fees, expenses or taxes)	(4.38)%	8.49%	13.12%
After-Tax Returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state or local taxes. The after-tax returns shown are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement. After-tax returns are shown only for Ordinary Shares and after-tax returns for Institutional Shares may vary. Actual after-tax returns may differ depending on your individual circumstances.
Management
Quality Fund is managed by Pear Tree Advisors, Inc. (the "Manager"). Quality Fund is sub-advised by Chartwell Investment Partners, LLC (“Chartwell”). The following Chartwell employee serves as the portfolio manager to Quality Fund and in that capacity, is responsible for assisting the Manager in implementing portfolio changes:
Investment Team	Position at Chartwell	Manager of the Fund Since
Mark D. Tindall, CFA	Portfolio Manager	2011

Buying and Selling Fund Shares
You may buy or sell shares of Quality Fund on any business day by contacting the Pear Tree Funds, through mail or by phone, through your broker or financial intermediary, and, in the case of R6 Shares, by contacting your retirement plan administrator or recordkeeper.
Initial Investment Minimum	Contact Information
Ordinary Shares: $2,500*
Individual retirement accounts, certain accounts for minors, and automatic investment accounts $1,000*
Institutional Shares: $1,000,000*
Certain wrap programs, registered advisers, certain government plans Pear Tree Fund affiliates and employees $0
Mail: Pear Tree Funds Attention: Transfer Agent 55 Old Bedford Road, Suite 202 Lincoln, MA 01773 Telephone: 1-800-326-2151 Website: www.peartreefunds.com
R6 Shares: $100,000**
*
May be waived by the fund or funds.

**
May be waived for: qualified and non-qualified plan investors that do not require the fund or its affiliates to pay any type of administrative payment, or Trustees, employees of Manager or its affiliates, or members of the fund’s portfolio management team.

Ongoing Investment Minimum
Ordinary Shares: 50 shares Institutional Shares: 50 shares
R6 Shares: None
Tax Information
Quality Fund’s distributions may be taxable as ordinary income or capital gains, unless your investment is through an IRA, 401(k) or other tax-advantaged investment plan. These tax-advantaged plans may be taxed upon withdrawal at a later date based upon your individual circumstances.
Payments to Broker-Dealers and other Financial Intermediaries
If you purchase shares of Quality Fund through a broker-dealer or other financial intermediary (such as a bank), Quality Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend Quality Fund over another investment. These payments are not applicable to R6 Shares. Ask your salesperson or visit your financial intermediary’s website for more information.

Pear Tree Axiom Emerging Markets World Equity Fund (formerly Pear Tree PanAgora Emerging Markets Fund)
Investment Objective: Long-term growth of capital.
Fee Table and Expenses of Emerging Markets Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of Emerging Markets Fund.
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
	Ordinary Shares	Institutional Shares	R6 Shares
Management Fees	1.00%	1.00%	1.00%
Distribution (12b-1) Fees	0.25%	None	None
Other Expenses	0.42%	0.41%	0.64%
Acquired Fund Fees and Expenses	0.06%	0.06%	0.06%
Total Annual Fund Operating Expenses	1.73%	1.47%	1.70%
Fee Waiver and/or Expense Reimbursement (1)	0.22%	0.34%(2)	0.71%(3)
Total Annual Fund Operating Expenses after Fee Waiver and/or Expense Reimbursement (1)	1.51%	1.13% (2)	0.99% (3)
(1)
The Manager has contractually agreed until July 31, 2020 to waive such portion of the management fees that it would otherwise receive under its agreement with the Trust for serving as investment manager to Emerging Markets Fund, such that the aggregate management fee that the Manager would receive during the waiver period for serving as the investment manager of Emerging Markets Fund would be calculated using (a) an annual rate of 0.78 percent if Emerging Markets Fund’s net assets are up to $300 million, (b) an annual rate of 0.83 percent if Emerging Markets Fund’s net assets are between $300 million and $600 million, and (c) an annual rate of 0.88 percent if Emerging Markets Fund’s net assets are in excess of $600 million. This fee waiver only may be terminated with the approval of the Trustees. The Manager does not have a right to recoup from Emerging Markets Fund amounts that it has waived under that agreement.

(2)
The Manager, in its capacity as transfer agent to the Trust, has contractually agreed until July 31, 2020 to waive such portion of the fees that it would otherwise receive for serving as transfer agent under its agreement with the Trust such that the aggregate transfer agent fee with respect to Institutional Shares would be calculated using an annual rate of 0.04 percent of the net assets of Emerging Markets Fund attributable to Institutional Shares. This fee waiver only may be terminated with the approval of the Trustees. This fee waiver does not apply to Ordinary Shares or R6 Shares. The Manager does not have a right to recoup from Emerging Markets Fund amounts that it has waived under that agreement.

(3)
The Manager has contractually agreed until July 31, 2020 to reimburse such portion of the expenses of Emerging Markets Fund attributable to R6 Shares such that "Total Annual Fund Operating Expenses after Fee Waiver and/or Expense Reimbursement" with respect to R6 Shares is not greater than 0.99 percent of Emerging Markets Fund's net assets attributable to R6 Shares. This expense reimbursement agreement does not permit the Manager to recoup any amounts reimbursed by the Manager, and it only may be terminated with the approval of the Trustees. The aggregate expenses of Emerging Markets Fund with respect to Ordinary and Institutional Shares remain unchanged. The Manager does not have a right to recoup from Emerging Markets Fund amounts that it has waived under that agreement.

Example
This example is intended to help you compare the cost of investing in Emerging Markets Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in Emerging Markets Fund for the time periods indicated and then redeem all of your shares at the end of those periods, that your investment has a 5 percent return each year and that Emerging Markets Fund’s operating expenses remain the same as set forth in the table above. The example also assumes that an expense limitation currently in place is not renewed; therefore, the figures have been adjusted to reflect fee waivers or expense reimbursements only in the periods for which the expense limitation arrangement is expected to continue. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 year	3 years	5 years	10 years
Ordinary Shares	$154	$524	$918	$2,023
Institutional Shares	$115	$431	$770	$1,728
R6 Shares	$101	$466	$856	$1,949
Portfolio Turnover
Emerging Markets Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect Emerging Markets Fund’s performance. During the most recent fiscal year, Emerging Markets Fund's portfolio turnover rate was 172 percent of the average value of its portfolio.

Principal Investment Strategies
Under normal market conditions, Emerging Markets Fund invests at least 80 percent of its net assets (plus borrowings for investment purposes) in equity securities, including American Depositary Receipts (ADRs), warrants and rights, of emerging markets issuers. Emerging Markets Fund generally defines an emerging market issuer as an issuer that derives its profit or revenue principally from one or more emerging markets countries, that is, those countries included in the MSCI Emerging Markets Index. In managing Emerging Markets Fund’s portfolio, its sub-adviser may allocate more than 25 percent of the fund’s assets among various regions and countries, although the fund’s principal strategies do not require it to invest such percentages in any specific region or for extended periods. Emerging Markets Fund also may invest in companies of any market capitalization.
In managing Emerging Markets Fund’s assets, its sub-adviser primarily uses a bottom-up, fundamental-research investment process. The sub-adviser looks to invest Emerging Markets Fund’s assets in securities of companies that it believes demonstrate better than generally anticipated progress in its key business drivers. Key business drivers are factors that the sub-adviser has determined could significantly impact a company’s short- and long-term financial performance.
Valuation is an integral consideration in the sub-adviser’s investment process. The sub-adviser considers a company’s current and expected market valuations in order to evaluate its prospects as a potential investment for Emerging Markets Fund’s portfolio. In determining a company’s expected valuation, as well as evaluating the accuracy of its current market valuation, the sub-adviser typically relies on conventional valuation parameters.
Emerging Markets Fund may invest in derivatives (i.e., a security or instrument whose value is determined by reference to the value or the change in value of one or more securities, currencies, indices or other financial instruments) for the purpose of hedging the value of the portfolio or to establish a position in the future. Emerging Markets Fund may hold cash, or manage its cash by investing in cash equivalents and money market funds.
Principal Investment Risks
It is possible to lose money by investing in Emerging Markets Fund. An investment in Emerging Markets Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Market, Industry and Specific Holdings. The share price of Emerging Markets Fund may fall because of weakness in the stock markets, generally, weakness with respect to a particular industry in which Emerging Markets Fund has significant holdings, or weaknesses associated with one or more specific companies in which Emerging Markets Fund may have substantial investments.
Foreign Securities, including Emerging Markets Securities.  Emerging Markets Fund’s investments in or exposure to foreign securities (including ADRs) may be adversely affected by political and economic conditions overseas, reduced liquidity, or decreases in foreign currency values relative to the U.S. dollar. The risks of foreign investing are heightened for securities of issuers in emerging market countries. Emerging market countries tend to have economic structures that are less diverse and mature and political systems that are less stable. They also are more susceptible to governmental interference, and they tend to have less liquid and efficient trading markets than those of developed countries. The value of a foreign security may change materially at times when U.S. markets are not open for trading. Emerging Markets Fund from time to time also may have assets concentrated in a specific geographic region and/or an individual country depending on the country weights of the MSCI EM, thus exposing Emerging Markets Fund to the specific risks of that region or country. The value of a foreign security may change materially at times when U.S. markets are not open for trading.
Chinese/Hong Kong Securities. Securities issued by Chinese and Hong Kong companies share many risk characteristics of emerging markets securities. In addition, China's legal system is undeveloped, and Hong Kong has experienced political tensions since it ceased to be a British colony. The rules that govern public companies in China and Hong Kong, are significantly different from the U.S.'s, have from time to time been applied arbitrarily by local regulators, and require of issuers significantly less transparency.
Liquidity Risk.  To meet shareholder redemption requests and other cash requirements, Emerging Markets Fund may have to sell certain portfolio securities at times when there may be few, if any, buyers, causing Emerging Markets Fund to accept sale prices below the amounts that had been used by the fund to determine its net asset value.
Active Management Risk. The sub-adviser’s judgments about the attractiveness, value, or potential appreciation of Emerging Markets Fund’s investments may prove to be incorrect.

Large- and Mid-Capitalization Securities. Securities issued by large- and mid-cap companies tend to be less volatile than securities issued by smaller companies. Larger companies, however, may not be able to attain the high growth rates of successful smaller companies, especially during strong economic periods, and may be unable to respond as quickly to competitive challenges.
Small- and Micro-Capitalization Securities. Investments in small- and micro-capitalization companies typically present greater risks than investments in larger companies and, as a result, the performance of Emerging Markets Fund may be more volatile than a fund that invests only in large- and mid-cap stocks.
Growth and Value Stock Investing. Growth and value investment styles periodically come into and fall out of favor with investors. Growth stocks generally are more volatile than the overall stock market. Value stocks typically carry the risk that market prices may never recognize their intrinsic values.
Sector. Emerging Markets Fund may have significant investments in one or more specific industry sectors, subjecting it to risks of that sector, which may be greater than general market risk.
Derivatives.  Emerging Markets Fund’s investments in currency futures and other derivative instruments are subject to a number of risks, such as counterparty risk, the risk of mispricing or improper valuation, and the risk that the value of the instrument may not increase or decrease as expected.
Please refer to “Fund Objectives, Strategies and Risks” in the Prospectus for further details.
Past Performance
The following bar chart and table provide some indication of the risks of investing in Emerging Markets Fund by showing changes in Emerging Markets Fund’s performance over time. The tables also compare Emerging Markets Fund’s performance to a broad measure of market performance that reflects the type of securities in which Emerging Markets Fund invests. Past performance does not necessarily indicate how Emerging Markets Fund will perform (before and after taxes) in the future. Updated performance information is available at www.peartreefunds.com.
A Note on Performance
Ordinary Shares and Institutional Shares commenced operations on September 30, 1994 and April 2, 1996, respectively. R6 Shares commenced operations on December 8, 2018. Performance information for R6 Shares will be available after the share class has been offered for a full calendar year. Returns for R6 Shares would have been substantially similar to the returns of Institutional Shares because each share class is invested in the same portfolio of securities, and returns would differ only to the extent that expenses of the classes are different.
Prior to December 8, 2018, Emerging Markets Fund had a different investment sub-adviser and pursued different principal investment strategies. The current investment sub-adviser began managing Emerging Markets Fund with the current principal investment strategies on January 1, 2019.
Calendar Year Total Returns — Ordinary Shares The bar chart below provides performance information for Emerging Markets Fund’s Ordinary Shares.
Calendar year-to-date return of the Ordinary Shares of Emerging Markets Fund as of June 30, 2019 was 12.88%.
Best Quarter:	Q2 2009	30.76%
Worst Quarter:	Q3 2015	(16.63)%

Average Annual Total Returns for the periods ended December 31, 2018
	1 Year	5 Years	10 Years
Ordinary Shares Before Tax	(16.73)%	(1.57)%	6.04%
After Tax on Distributions	(17.52)%	(1.86)%	5.84%
After Tax on Distributions, with Sale	(9.91)%	(1.09)%	5.08%
Institutional Shares Before Tax	(16.43)%	(1.27)%	6.32%
R6 Shares Before Tax	N/A	N/A	N/A
MSCI EM Index (reflects no deductions for fees, expenses or taxes)	(14.25)%	2.03%	8.39%
After-Tax Returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state or local taxes. If you hold your shares in a retirement account or in another tax-deferred arrangement. After-tax returns are shown only for Ordinary Shares and after-tax returns for Institutional Shares and R6 Shares may vary. Actual after-tax returns may differ depending on your individual circumstances.
Management
Emerging Markets Fund is managed by Pear Tree Advisors, Inc. Emerging Markets Fund is sub-advised by Axiom International Investors, LLC (“Axiom”). The following employees of Axiom serve as the portfolio managers of Emerging Markets Fund:
Investment Team	Position at Axiom-Investors	Manager of the Fund Since
Andrew Jacobson, CFA	Chief Executive Officer, Chief Investment Officer and Lead Portfolio Manager	2018
Christopher Lively, CFA	Managing Director and Lead Portfolio Manager Emerging Markets Equity Strategy	2018
Jose Gerardo Morales, CFA	Co-Portfolio Manager Emerging Markets Equity Emerging Markets World Equity Strategies	2018
Buying and Selling Fund Shares
You may buy or sell shares of Emerging Markets Fund on any business day by contacting the Pear Tree Funds, through mail or by phone, through your broker or financial intermediary, and, in the case of R6 Shares, by contacting your retirement plan administrator or recordkeeper.
Initial Investment Minimum	Contact Information
Ordinary Shares: $2,500*
Individual retirement accounts, certain accounts for minors, and automatic investment accounts $1,000*
Institutional Shares: $1,000,000*
Certain wrap programs, registered advisers, certain government plans Pear Tree Fund affiliates and employees $0
Mail: Pear Tree Funds Attention: Transfer Agent 55 Old Bedford Road, Suite 202 Lincoln, MA 01773 Telephone: 1-800-326-2151 Website: www.peartreefunds.com
R6 Shares: $100,000**Certain wrap programs, registered advisers, certain government plans Pear Tree Fund affiliates and employees $0
*
May be waived by the fund or funds.

**
May be waived for: qualified and non-qualified plan investors that do not require the fund or its affiliates to pay any type of administrative payment, or Trustees, employees of Manager or its affiliates, or members of the fund’s portfolio management team.

Ongoing Investment Minimum
Ordinary Shares: 50 shares Institutional Shares: 50 shares
R6 Shares: None
Tax Information
Emerging Markets Fund’s distributions may be taxable as ordinary income or capital gains, unless your investment is through an IRA, 401(k) or other tax-advantaged investment plan. These tax-advantaged plans may be taxed upon withdrawal at a later date based upon your individual circumstances.

Payments to Broker-Dealers and other Financial Intermediaries
If you purchase shares of Emerging Markets Fund through a broker-dealer or other financial intermediary (such as a bank), Emerging Markets Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend Emerging Markets Fund over another investment. These payments are not applicable to R6 Shares. Ask your salesperson or visit your financial intermediary’s website for more information.

Pear Tree Polaris Foreign Value Fund
Investment Objective: Long-term growth of capital and income.
Fee Table and Expenses of Foreign Value Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of Foreign Value Fund.
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
	Ordinary Shares	Institutional Shares	R6 Shares
Management Fees	1.00%	1.00%	1.00%
Distribution (12b-1) Fees	0.25%	None	None
Other Expenses	0.26%	0.26%	0.11%
Total Annual Fund Operating Expenses	1.51%	1.26%	1.11%
Fee Waiver and/or Expense Reimbursement (1) (3)	0.10%	0.22% (2)	0.17%
Total Annual Fund Operating Expenses after Fee Waiver and/or Expense Reimbursement (1) (3)	1.41%	1.04% (2)	0.94%
(1)
The Manager has contractually agreed until July 31, 2020 to waive such portion of the management fees that it would otherwise receive under its agreement with Pear Tree Funds for serving as investment manager to Foreign Value Fund such that the aggregate management fee that the Manager would receive during the waiver period for serving as the investment manager of Foreign Value Fund would be calculated using an annual rate of 0.90 percent of Foreign Value Fund’s net assets. This fee waiver only may be terminated with the approval of the Trustees. The Manager does not have a right to recoup from Foreign Value Fund amounts that it has waived under that agreement.

(2)
The Manager, in its capacity as transfer agent to Pear Tree Funds, has contractually agreed until July 31, 2020 to waive such portion of the fees that it would otherwise receive for serving as transfer agent under its agreement with Pear Tree Funds such that the aggregate transfer agent fee with respect to Institutional Shares would be calculated using an annual rate of 0.04 percent of Foreign Value Fund’s net assets attributable to Institutional Shares. This fee waiver only may be terminated with the approval of the Trustees. This fee waiver does not apply to Ordinary Shares or R6 Shares. The Manager does not have a right to recoup from Foreign Value Fund amounts that it has waived under that agreement.

(3)
The Manager has contractually agreed until July 31, 2020 to reimburse such portion of the expenses of Foreign Value Fund attributable to R6 Shares such that “Total Annual Fund Operating Expenses after Fee Waiver and/or Expense Reimbursement” with respect to R6 Shares is not greater than 0.94 percent of Foreign Value Fund’s net assets attributable to R6 Shares. This expense reimbursement agreement does not permit the Manager to recoup any amounts reimbursed by the Manager, and it only may be terminated with the approval of the Trustees. The Manager does not have a right to recoup from Foreign Value Fund amounts that it has waived under that agreement.

Example
This example is intended to help you compare the cost of investing in Foreign Value Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in Foreign Value Fund for the time periods indicated and then redeem all of your shares at the end of those periods, your investment has a 5 percent return each year and that Foreign Value Fund’s operating expenses remain the same as set forth in the table above. The example also assumes that an expense limitation currently in place is not renewed; therefore, the figures have been adjusted to reflect fee waivers or expense reimbursements only in the periods for which the expense limitation arrangement is expected to continue. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 year	3 years	5 years	10 years
Ordinary Shares	$144	$467	$814	$1,793
Institutional Shares	$106	$378	$671	$1,503
R6 Shares	$96	$336	$595	$1,336
Portfolio Turnover
Foreign Value Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect Foreign Value Fund’s performance. During the most recent fiscal year, Foreign Value Fund's portfolio turnover rate was 12 percent of the average value of its portfolio.

Principal Investment Strategies
Under normal market conditions, Foreign Value Fund invests at least 80 percent of its net assets (plus borrowings for investment purposes) in equity securities, warrants, and rights derivative of or convertible into common stocks, in each case issued by foreign markets issuers, including emerging markets issuers. Foreign Value Fund defines a foreign markets issuer to be an issuer that derives at least 50 percent of its gross revenues or profits from goods or services produced in non-U.S. markets or from sales made in non-U.S. markets. Foreign Value Fund generally will be invested in issuers in fifteen or more foreign countries and fifteen or more industry sectors (as well as mutual funds and exchange-traded funds (ETFs) that invests at least 80 percent of its net assets in similar securities issued by foreign markets issuers). However, Foreign Value Fund may be invested in securities from any country (other than the U.S.), any industry sector, or of any capitalization, provided that the securities meet the sub-adviser’s investment criteria.
Foreign Value Fund’s sub-adviser uses proprietary quantitative investment technology, combined with traditional, value-based, fundamental research, to identify potential investments. Foreign Value Fund’s investment strategy has two premises: country and industry factors are important determinants of security prices, and global market fluctuations produce mispriced stocks. Foreign Value Fund’s sub-adviser believes that although global markets have proven generally efficient over time, investor behavior creates volatility. The sub-adviser also believes that that volatility should lead to inefficiently priced securities, that is, securities that may not adequately reflect a company’s long-term fundamental valuation and/or future cash flows. Foreign Value Fund is "non-diversified," which means that it may invest a higher percentage of its assets in a smaller number of issuers.
Foreign Value Fund’s sub-adviser may utilize options in an attempt to improve the risk/return profile of Foreign Value's returns. The extent of the sub-adviser’s use of options may vary over time based on the sub-adviser’s assessment of market conditions and other factors. Foreign Value Fund also may, for hedging purposes, buy and sell forward foreign currency exchange contracts in connection with its investments.
Foreign Value Fund may invest in other derivatives (i.e., a security or instrument whose value is determined by reference to the value or the change in value of one or more securities, currencies, indices or other financial instruments) for the purpose of hedging the value of the portfolio or to establish a position in the future. Foreign Value Fund may hold cash, or manage its cash by investing in cash equivalents and money market funds.
Principal Investment Risks
It is possible to lose money by investing in Foreign Value Fund. An investment in Foreign Value Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Market, Industry and Specific Holdings. The share price of Foreign Value Fund may fall because of weakness in the stock markets, generally, weakness with respect to a particular industry in which Foreign Value Fund has significant holdings, or weaknesses associated with one or more specific companies in which Foreign Value Fund may have substantial investments.
Foreign Securities, including Emerging Markets Securities.  Foreign Value Fund’s investments in or exposure to foreign securities (including ADRs) may be adversely affected by political and economic conditions overseas, reduced liquidity, or decreases in foreign currency values relative to the U.S. dollar. The risks of foreign investing are heightened for securities of issuers in emerging market countries. Emerging market countries tend to have economic structures that are less diverse and mature and political systems that are less stable. They also are more susceptible to governmental interference, and they tend to have less liquid and efficient trading markets than those of developed countries. The value of a foreign security may change materially at times when U.S. markets are not open for trading.
Value Stock Investing. A value investment style periodically comes into and falls out of favor with investors. Value stocks typically carry the risk that market prices may never recognize their intrinsic values.
Liquidity Risk.  To meet shareholder redemption requests and other cash requirements, Foreign Value Fund may have to sell certain portfolio securities at times when there may be few, if any, buyers, causing Foreign Value Fund to accept sale prices below the amounts that had been used by the fund to determine its net asset value.
Investment Strategies, Generally, and Quantitative Investment Risk.  Foreign Value Fund’s investment strategy is based on assumptions of market and investor behavior. There are risks that those assumptions are incorrect, become outdated, or do not apply to specific market and political events. In those cases, the investment strategy is likely not to operate as anticipated, causing a loss in the value of Foreign Value Fund's portfolio. Foreign Value Fund’s quantitative investment model is more complex than a typical non-quantitative strategy, and thus, may be less predictable in how it may react to specific market or political events.

Large- and Mid-Capitalization Securities. Securities issued by large- and mid-cap companies tend to be less volatile than securities issued by smaller companies. Larger companies, however, may not be able to attain the high growth rates of successful smaller companies, especially during strong economic periods, and may be unable to respond as quickly to competitive challenges.
Small- and Micro-Capitalization Securities. Investments in small- and micro-capitalization companies typically present greater risks than investments in larger companies and, as a result, the performance of Foreign Value Fund may be more volatile than a fund that invests only in large- and mid-cap stocks.
Risks of Investing in ADRs. The risks of investing in ADRs include the risks of investing in individual U.S. equities, but they also include risks associated with investing in foreign equities. In addition, an ADR may not track the price of its associated underlying foreign security.
Currency and Option Contracts and Other Derivatives.  Foreign Value Fund’s investments in currency futures, forwards, options and other derivative instruments are subject to a number of risks, such as counterparty risk, the risk of mispricing or improper valuation, and the risk that the value of the instrument may not increase or decrease as expected. Options contracts also are subject to the risks of leveraged transactions, and it may be difficult or impossible for Foreign Value Fund to liquidate an open option contract.
Investments in Other Collective Investment Funds. To the extent that Foreign Value Fund invests in mutual funds, exchange-traded funds (ETFs), and business development companies (BDCs), Foreign Value Fund's investment performance would be directly related to the investment performance of the other funds. It also would bear its proportionate share of any management and other fees paid by the other funds, subjecting Foreign Value Fund shareholders to some duplication of fees.
Non-Diversification.  Foreign Value Fund is “non-diversified,” As a result, a decline in the value of the securities of one issuer could have a significant negative effect on Foreign Value Fund.
Sector. Foreign Value Fund may have significant investments in one or more specific industry sectors, subjecting it to risks of that sector, which may be greater than general market risk.
Regional/Country Focus.  Foreign Value Fund does not have a policy of investing a significant portion of its assets in any particular region or country, However, to the extent that Foreign Value Fund focuses its investments in a particular geographic region or country, it may be subject to increased currency, political, regulatory and other risks associated with that region or country.
Please refer to “Fund Objectives, Strategies and Risks” in the Prospectus for further details.
Past Performance
The following bar chart and table provide some indication of the risks of investing in Foreign Value Fund by showing changes in Foreign Value Fund’s performance over time. The tables also compare Foreign Value Fund’s performance to a broad measure of market performance that reflects the type of securities in which Foreign Value Fund invests. Past performance does not necessarily indicate how Foreign Value Fund will perform (before and after taxes) in the future. Updated performance information is available at www.peartreefunds.com
A Note on Performance
Ordinary Shares and Institutional Shares commenced operations on May 15, 1998 and December 1, 1998, respectively. R6 Shares commenced operations on February 6, 2017. Performance information for R6 Shares will be available after the share class has been offered for a full calendar year. Returns for R6 Shares would have been substantially similar to the returns of Institutional Shares because each share class is invested in the same portfolio of securities, and returns would differ only to the extent that expenses of the classes are different.
Calendar Year Total Returns — Ordinary Shares The bar chart below provides performance information for Foreign Value Fund’s Ordinary Shares.

Calendar year-to-date return of the Ordinary Shares of Foreign Value Fund as of June 30, 2019 was 10.92%.
Best Quarter:	Q2 2009	36.87%
Worst Quarter:	Q3 2011	(19.85)%
Average Annual Total Returns for the periods ended December 31, 2018
	1 Year	5 Years	10 Years
Ordinary Shares Before Tax	(13.27)%	1.34%	10.74%
After Tax on Distributions	(13.56)%	1.21%	10.30%
After Tax on Distributions, with Sale	(7.80)%	1.14%	8.93%
Institutional Shares Before Tax	(12.93)%	1.65%	11.01%
R6 Shares Before Tax	(12.93)%	N/A	N/A
MSCI EAFE Index (reflects no deductions for fees, expenses or taxes)	(13.36)%	1.00%	6.81%
After-Tax Returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state or local taxes. The after-tax returns shown are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement. After-tax returns are shown only for Ordinary Shares and after-tax returns for Institutional Shares and R6 Shares may vary. Actual after-tax returns may differ depending on your individual circumstances.
Management
Foreign Value Fund is managed by Pear Tree Advisors, Inc. Foreign Value Fund is sub-advised by Polaris Capital Management, LLC (“Polaris”). The following employees of Polaris serve as the portfolio managers of Foreign Value Fund:
Investment Team	Position at Polaris	Manager of the Fund Since
Bernard R. Horn, Jr.	President and Chief Investment Officer	1998
Sumanta Biswas, CFA	Vice President and Assistant Portfolio Manager	2004
Bin Xiao, CFA	Assistant Portfolio Manager	2012
Jason M. Crawshaw	Assistant Portfolio Manager	2017
Buying and Selling Fund Shares
You may buy or sell shares of Foreign Value on any business day by contacting the Pear Tree Funds, through mail or by phone, through your broker or financial intermediary, and, in the case of R6 Shares, by contacting your retirement plan administrator or recordkeeper.
Initial Investment Minimum	Contact Information
Ordinary Shares: $2,500*
Individual retirement accounts, certain accounts for minors, and automatic investment accounts $1,000*
Institutional Shares: $1,000,000*
Certain wrap programs, registered advisers, certain government plans Pear Tree Fund affiliates and employees $0
R6 Shares: $100,000**
Certain wrap programs, registered advisers, certain government plans Pear Tree Fund affiliates and employees $0
Mail: Pear Tree Funds Attention: Transfer Agent 55 Old Bedford Road, Suite 202 Lincoln, MA 01773 Telephone: 1-800-326-2151 Website: www.peartreefunds.com
*
May be waived by the fund or funds.

**
May be waived for: qualified and non-qualified plan investors that do not require the fund or its affiliates to pay any type of administrative payment, or Trustees, employees of Manager or its affiliates, or members of the fund’s portfolio management team.

Ongoing Investment Minimum
Ordinary Shares: 50 shares Institutional Shares: 50 shares R6 Shares: None

Tax Information
Foreign Value Fund’s distributions may be taxable as ordinary income or capital gains, unless your investment is through an IRA, 401(k) or other tax-advantaged investment plan. These tax-advantaged plans may be taxed upon withdrawal at a later date based upon your individual circumstances.
Payments to Broker-Dealers and other Financial Intermediaries
If you purchase shares of Foreign Value Fund through a broker-dealer or other financial intermediary (such as a bank), Foreign Value Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend Foreign Value Fund over another investment. These payments are not applicable to R6 Shares. Ask your salesperson or visit your financial intermediary’s website for more information.

Pear Tree Polaris Foreign Value Small Cap Fund
Investment Objective: Long-term growth of capital and income.
Fee Table and Expenses of Foreign Value Small Cap Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of Foreign Value Small Cap Fund.
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
	Ordinary Shares	Institutional Shares	R6 Shares
Management Fees	1.00%	1.00%	1.00%
Distribution (12b-1) Fees	0.25%	None	None
Other Expenses	0.28%	0.28%	0.14%
Acquired Fund Fees and Expenses	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	1.54%	1.29%	1.15%
Fee Waiver and/or Expense Reimbursement (1)	0.10%	0.22%	0.10%
Total Annual Fund Operating Expenses after Fee Waiver and/or Expense Reimbursement (1)	1.44%	1.07%	1.05%
(1)
The Manager has contractually agreed until July 31, 2020 to waive such portion of the management fees that it would otherwise receive under its agreement with Pear Tree Funds for serving as investment manager to Foreign Value Small Cap Fund such that the aggregate management fee that the Manager would receive during the waiver period for serving as the investment manager of Foreign Value Small Cap Fund would be calculated using an annual rate of 0.90 percent of Foreign Value Small Cap Fund’s net assets. This fee waiver only may be terminated with the approval of the Trustees. The Manager does not have a right to recoup from Foreign Value Small Cap Fund amounts that it has waived under that agreement.

The Manager, in its capacity as transfer agent to Pear Tree Funds, has contractually agreed until July 31, 2020 to waive such portion of the fees that it would otherwise receive for serving as transfer agent under its agreement with Pear Tree Funds such that the aggregate transfer agent fee with respect to Institutional Shares would be calculated using an annual rate of 0.04 percent of Foreign Value Small Cap Fund’s net assets attributable to Institutional Shares. This fee waiver only may be terminated with the approval of the Trustees. This fee waiver does not apply to Ordinary Shares or R6 Shares. The Manager does not have a right to recoup from Foreign Value Small Cap Fund amounts that it has waived under that agreement.
Example
This example is intended to help you compare the cost of investing in Foreign Value Small Cap Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in Foreign Value Small Cap Fund for the time periods indicated and then redeem all of your shares at the end of those periods, that your investment has a 5 percent return each year and that Foreign Value Small Cap Fund’s operating expenses remain the same as set forth in the table above. The example also assumes that an expense limitation currently in place is not renewed; therefore, the figures have been adjusted to reflect fee waivers or expense reimbursements only in the periods for which the expense limitation arrangement is expected to continue. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 year	3 years	5 years	10 years
Ordinary Shares	$147	$477	$830	$1,826
Institutional Shares	$109	$387	$686	$1,537
R6 Shares	$107	$355	$623	$1,389
Portfolio Turnover
Foreign Value Small Cap Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect Foreign Value Small Cap Fund’s performance. During the most recent fiscal year, Foreign Value Small Cap Fund's portfolio turnover rate was 52 percent of the average value of its portfolio.
Principal Investment Strategies
Under normal market conditions, Foreign Value Small Cap Fund invests at least 80 percent of its net assets (plus borrowings for investment purposes) in equity securities, warrants, and rights derivative of or convertible into common stocks, in each case issued by small-cap foreign markets issuers. Foreign Value Small Cap Fund defines a foreign markets issuer to be an issuer that derives at least 50 percent of its gross revenues or profits from goods or services produced in non-U.S. markets or from sales made in non-U.S. markets, including emerging markets, as well as a mutual fund and exchange-traded fund (ETFs) that invests at least 80 percent of its net assets in similar securities issued by foreign markets issuers. Foreign Value Small Cap Fund generally will be invested in issuers in fifteen or more foreign countries. Foreign Value Small Cap Fund considers a small-cap company to be a company having a market capitalization at time of purchase between $50 million to $5 billion.

Foreign Value Small Cap Fund’s sub-adviser uses proprietary quantitative investment technology, combined with traditional, value-based, fundamental research, to identify potential investments. Foreign Value Small Cap Fund’s investment strategy has two premises: country and industry factors are important determinants of security prices, and global market fluctuations produce mispriced stocks. Foreign Value Small Cap Fund’s sub-adviser believes that although global markets have proven generally efficient over time, investor behavior creates volatility. The sub-adviser also believes that that volatility should lead to inefficiently priced securities, that is, securities that may not adequately reflect a company’s long-term fundamental valuation and/or future cash flows. Foreign Value Small Cap Fund is "non-diversified," which means that it may invest a higher percentage of its assets in a smaller number of issuers.
Foreign Value Small Cap Fund’s sub-adviser may utilize options in an attempt to improve the risk/return profile of Foreign Value Small Cap Fund's returns. The extent of the sub-adviser’s use of options may vary over time based on the sub-adviser’s assessment of market conditions and other factors. Foreign Value Small Cap Fund also may, for hedging purposes, buy and sell forward foreign currency exchange contracts in connection with its investments.
Foreign Value Small Cap Fund may invest in other derivatives (i.e., a security or instrument whose value is determined by reference to the value or the change in value of one or more securities, currencies, indices or other financial instruments) for the purpose of hedging the value of the portfolio or to establish a position in the future. Foreign Value Small Cap Fund may hold cash, or it may manage its cash by investing in cash equivalents and money market funds.
Principal Investment Risks
It is possible to lose money by investing in Foreign Value Small Cap Fund. An investment in Foreign Value Small Cap Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Market, Industry and Specific Holdings. The share price of Foreign Value Small Cap Fund may fall because of weakness in the stock markets, generally, weakness with respect to a particular industry in which Foreign Value Small Cap Fund has significant holdings, or weaknesses associated with one or more specific companies in which Foreign Value Small Cap Fund may have substantial investments.
Foreign Securities, including Emerging Markets Securities.  Foreign Value Small Cap Fund’s investments in or exposure to foreign securities (including ADRs) may be adversely affected by political and economic conditions overseas, reduced liquidity, or decreases in foreign currency values relative to the U.S. dollar. The risks of foreign investing are heightened for securities of issuers in emerging market countries. Emerging market countries tend to have economic structures that are less diverse and mature and political systems that are less stable. They also are more susceptible to governmental interference, and they tend to have less liquid and efficient trading markets than those of developed countries. The value of a foreign security may change materially at times when U.S. markets are not open for trading.
Value Stock Investing. A value investment style periodically comes into and falls out of favor with investors. Value stocks typically carry the risk that market prices may never recognize their intrinsic values.
Small-Capitalization Securities. Investments in small-capitalization companies typically present greater risks than investments in larger companies and, as a result, the performance of Foreign Value Small Cap Fund may be more volatile than a fund that invests only in large- and mid-cap stocks.
Liquidity Risk.  To meet shareholder redemption requests and other cash requirements, Foreign Value Small Cap Fund may have to sell certain portfolio securities at times when there may be few, if any, buyers, causing Foreign Value Small Cap Fund to accept sale prices below the amounts that had been used by the fund to determine its net asset value.
Investment Strategies, Generally, and Quantitative Investment Risk.  Foreign Value Small Cap Fund’s investment strategy is based on assumptions of market and investor behavior. There are risks that those assumptions are incorrect, become outdated, or do not apply to specific market and political events. In those cases, the investment strategy is likely not to operate as anticipated, causing a loss in the value of Foreign Value Small Cap Fund's portfolio. Foreign Value Small Cap Fund’s quantitative investment model is more complex than a typical non-quantitative strategy, and thus, may be less predictable in how it may react to specific market or political events.
Risks of Investing in ADRs. The risks of investing in ADRs include the risks of investing in individual U.S. equities, but they also include risks associated with investing in foreign equities. In addition, an ADR may not track the price of its associated underlying foreign security.
Currency and Option Contracts and Other Derivatives.  Foreign Value Small Cap Fund’s investments in currency futures, forwards, options and other derivative instruments are subject to a number of risks, such as counterparty risk, the risk of mispricing or improper valuation, and the risk that the value of the instrument may not increase or decrease as expected. Options contracts also are subject to the risks of leveraged transactions, and it may be difficult or impossible for Foreign Value Small Cap Fund to liquidate an open option contract.
Investments in Other Collective Investment Funds. To the extent that Foreign Value Small Cap Fund invests in mutual funds, exchange-traded funds (ETFs), and business development companies (BDCs), Foreign Value Small Cap Fund's investment performance would be directly related to the investment performance of the other funds. It also would bear its proportionate share of any management and other fees paid by the other funds, subjecting Foreign Value Small Cap Fund shareholders to some duplication of fees.
Non-Diversification.  Foreign Value Small Cap Fund is “non-diversified,” As a result, a decline in the value of the securities of one issuer could have a significant negative effect on Foreign Value Small Cap Fund.
Sector.  Foreign Value Small Cap Fund does not have a policy of investing a significant portion of its assets in any particular industry sector. From time to time, however, it may have significant investments in one or more specific industry sectors, subjecting it to risks of that sector, which may be greater than general market risk.
Regional/Country Focus.  Foreign Value Small Cap Fund does not have a policy of investing a significant portion of its assets in any particular region or country, However, to the extent that Foreign Value Small Cap Fund focuses its investments in a particular geographic region or country, it may be subject to increased currency, political, regulatory and other risks associated with that region or country.
Please refer to “Fund Objectives, Strategies and Risks” in the Prospectus for further details.
Past Performance
The following bar chart and table provide some indication of the risks of investing in Foreign Value Small Cap Fund by showing changes in Foreign Value Small Cap Fund’s performance over time. The tables also compare Foreign Value Small Cap Fund’s performance to a broad measure of market performance that reflects the type of securities in which Foreign Value Small Cap Fund invests. Past performance does not necessarily indicate how Foreign Value Small Cap Fund will perform (before and after taxes) in the future. Updated performance information is available at www.peartreefunds.com
A Note on Performance
Ordinary Shares and Institutional Shares each commenced operations on May 1, 2008. R6 Shares commenced operations on February 6, 2017. Performance information for R6 Shares will be available after the share class has been offered for a full calendar year. Returns for R6 Shares would have been substantially similar to the returns of Institutional Shares because each share class is invested in the same portfolio of securities, and returns would differ only to the extent that expenses of the classes are different.
Calendar Year Total Returns — Ordinary Shares The bar chart below provides performance information for Foreign Value Small Cap Fund’s Ordinary Shares.
Calendar year-to-date return of the Ordinary Shares of Foreign Value Small Cap Fund as of June 30, 2019 was 9.11%.
Best Quarter:	Q2 2009	53.73%
Worst Quarter:	Q3 2011	(19.15)%

Average Annual Total Returns for the periods ended December 31, 2018
	1 Year	5 Years	10 Years
Ordinary Shares Before Tax	(19.09)%	2.97%	12.51%
After Tax on Distributions	(20.17)%	2.46%	11.95%
After Tax on Distributions, with Sale	(10.95)%	2.37%	10.61%
Institutional Shares Before Tax	(18.77)%	3.28%	12.81%
R6 Shares Before Tax	(18.81)%	N/A	N/A
MSCI ACWI ex USA Small Cap (reflects no deduction for fees, expenses or taxes)	(17.89)%	2.33%	10.41%
After-Tax Returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state or local taxes. The after-tax returns shown are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement. After-tax returns are shown only for Ordinary Shares and after-tax returns for Institutional Shares and R6 Shares may vary. Actual after-tax returns may differ depending on your individual circumstances.
Management
Foreign Value Small Cap Fund is managed by Pear Tree Advisors, Inc. Foreign Value Small Cap Fund is sub-advised by Polaris Capital Management, LLC (“Polaris”). The following employees of Polaris serve as the portfolio managers of Foreign Value Small Cap Fund:
Investment Team	Position at Polaris	Manager of the Fund Since
Bernard R. Horn, Jr.	President and Chief Investment Officer	2008
Sumanta Biswas, CFA	Vice President and Assistant Portfolio Manager	2008
Bin Xiao, CFA	Assistant Portfolio Manager	2012
Jason M. Crawshaw	Assistant Portfolio Manager	2017
Buying and Selling Fund Shares
You may buy or sell shares of Foreign Value Small Cap on any business day by contacting the Pear Tree Funds, through mail or by phone, through your broker or financial intermediary, and, in the case of R6 Shares, by contacting your retirement plan administrator or recordkeeper.
Initial Investment Minimum	Contact Information
Ordinary Shares: $2,500*
Individual retirement accounts, certain accounts for minors, and automatic investment accounts $1,000*
Institutional Shares: $1,000,000*
Certain wrap programs, registered advisers, certain government plans Pear Tree Fund affiliates and employees $0
R6 Shares: $100,000**
Certain wrap programs, registered advisers, certain government plans Pear Tree Fund affiliates and employees $0
Mail: Pear Tree Funds Attention: Transfer Agent 55 Old Bedford Road, Suite 202 Lincoln, MA 01773 Telephone: 1-800-326-2151 Website: www.peartreefunds.com
*
May be waived by the fund or funds.

**
May be waived for: qualified and non-qualified plan investors that do not require the fund or its affiliates to pay any type of administrative payment, or Trustees, employees of Manager or its affiliates, or members of the fund’s portfolio management team.

Ongoing Investment Minimum
Ordinary Shares: 50 shares Institutional Shares: 50 shares R6 Shares: None
Tax Information
Foreign Value Small Cap Fund’s distributions may be taxable as ordinary income or capital gains, unless your investment is through an IRA, 401(k) or other tax-advantaged investment plan. These tax-advantaged plans may be taxed upon withdrawal at a later date based upon your individual circumstances.

Payments to Broker-Dealers and other Financial Intermediaries
If you purchase shares of Foreign Value Small Cap Fund through a broker-dealer or other financial intermediary (such as a bank), Foreign Value Small Cap Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend Foreign Value Small Cap Fund over another investment. These payments are not applicable to R6 Shares. Ask your salesperson or visit your financial intermediary’s website for more information.

Pear Tree PNC International Small Cap Fund
Investment Objective: Long-term capital appreciation.
Fee Table and Expenses of International Small Cap Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of International Small Cap Fund.
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
	Ordinary Shares	Institutional Shares	R6 Shares
Management Fees	0.90%	0.90%	0.90%
Distribution (12b-1) Fees	0.25%	None	None
Other Expenses (1)	0.60%	0.60%	0.45%
Total Annual Fund Operating Expenses (1)	1.75%	1.50%	1.35%
Fee Waiver and/ or Expense Reimbursement (1)	N/A	0.12% (2)	N/A
Total Annual Fund Operating Expenses after Fee Waiver and/ or Expense Reimbursement (1)	1.75%	1.38%	1.35%
(1)
"Other Expenses" are calculated as of June 30, 2019.

(2)
The Manager, in its capacity as transfer agent to Pear Tree Funds, has contractually agreed until July 31, 2020 to waive such portion of the fees that it would otherwise receive for serving as transfer agent under its agreement with Pear Tree Funds such that the aggregate transfer agent fee with respect to Institutional Shares would be calculated using an annual rate of 0.04 percent of International Small Cap Fund’s net assets attributable to Institutional Shares. This fee waiver only may be terminated with the approval of the Trustees. This fee waiver does not apply to Ordinary Shares or R6 Shares. The Manager does not have the right to recoup from International Small Cap Fund amounts that it has waived under that agreement.

Example
This example is intended to help you compare the cost of investing in International Small Cap Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in International Small Cap Fund for the time periods indicated and then redeem all of your shares at the end of those periods, that your investment has a 5 percent return each year and that International Small Cap Fund’s operating expenses remain the same as set forth in the table above. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 year	3 years	5 years	10 years
Ordinary Shares	$178	$551	$949	$2,062
Institutional Shares	$141	$462	$807	$1,780
R6 Shares	$137	$428	$739	$1,624
Portfolio Turnover
International Small Cap Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect International Small Cap Fund's performance. During the most recent fiscal year, International Small Cap Fund's portfolio turnover rate was 22 percent (unannualized) of the average value of its portfolio.
Principal Investment Strategies
Under normal market conditions, International Small Cap Fund invests at least 80 percent of its net assets (plus borrowings for investment purposes) in equity securities, warrants, and rights derivative of or convertible into common stocks, in each case issued by small-cap foreign markets issuers, or in the form of American Depositary Receipts (ADRs), that is, certificates that trade in the U.S. and which represent title to shares of a foreign markets issuer held by an overseas bank. International Small Cap Fund defines a foreign markets issuer to be an issuer that derives at least 50 percent of its gross revenues or profits from goods or services produced in non-U.S. markets or from sales made in non-U.S. markets, including emerging markets, as well as one or more mutual funds and exchange-traded funds (ETFs), each of which invests at least 80 percent of its net assets in similar securities issued by foreign markets issuers. International Small Cap Fund generally will be invested in issuers in ten or more foreign countries. International Small Cap Fund considers a small-cap company to be a company having a market capitalization at time of purchase between $50 million to $5 billion.
International Small Cap Fund’s sub-adviser uses proprietary quantitative investment technology, combined with traditional, growth-based, fundamental research, to identify potential investments. International Small Cap Fund’s investment process seeks to identify companies with robust and sustainable growth rates, high-quality balance sheets, and management teams with clearly defined growth strategies. In allocating the Fund's assets, the sub-adviser also incorporates information on the economic and financial market conditions within each country. The sub-adviser's portfolio construction process seeks to combine the best investment candidates within the sub-adviser's recommended framework of country allocations. International Small Cap Fund is "non-diversified," which means it may invest a higher percentage of its assets in a smaller number of issuers.
International Small Cap Fund may buy or sell options for hedging purposes. The extent of its use of options may vary over time based on its sub-adviser’s assessment of market conditions and other factors. International Small Cap Fund may also buy and sell forward foreign currency exchange contracts in connection with its investments also for hedging purposes.
International Small Cap Fund may invest in other derivatives (i.e., a security or instrument whose value is determined by reference to the value, or the change in value, of one or more securities, currencies, indices or other financial instruments) for the purpose of hedging the value of the portfolio or to establish a position in the future. International Small Cap Fund may hold cash, or it may manage its cash by investing in cash equivalents and money market funds.
Principal Investment Risks
It is possible to lose money by investing in International Small Cap Fund. An investment in International Small Cap Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Market, Industry and Specific Holdings. The share price of International Small Cap Fund may fall because of weakness in the stock markets, generally, weakness with respect to a particular industry in which International Small Cap Fund has significant holdings, or weaknesses associated with one or more specific companies in which International Small Cap Fund may have substantial investments.
Foreign Securities, including Emerging Markets Securities.  International Small Cap Fund’s investments in or exposure to foreign securities (including ADRs) may be adversely affected by political and economic conditions overseas, reduced liquidity, or decreases in foreign currency values relative to the U.S. dollar. The risks of foreign investing are heightened for securities of issuers in emerging market countries. Emerging market countries tend to have economic structures that are less diverse and mature and political systems that are less stable. They also are more susceptible to governmental interference, and they tend to have less liquid and efficient trading markets than those of developed countries. The value of a foreign security may change materially at times when U.S. markets are not open for trading.
Growth Stock Investing. Growth stocks, especially common shares likely held by International Small Cap Fund, are generally more sensitive to market movements than other types of stocks primarily because their stock prices are based heavily on future expectations. If the sub-adviser's assessment of the prospect for a company's growth is wrong, or if the sub-adviser's judgement of how other investors will value the company's growth is wrong, the price of the company's stock may fall or not approach the value that the sub-adviser has placed on it. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of the issuer's bonds and preferred stock generally take precedence over the claims of those who own common stock.
Small-Capitalization Securities. Investments in small-capitalization companies typically present greater risks than investments in larger companies and, as a result, the performance of International Small Cap Fund may be more volatile than a fund that invests only in large- and mid-cap stocks.
Liquidity Risk.  To meet shareholder redemption requests and other cash requirements, International Small Cap Fund may have to sell certain portfolio securities at times when there may be few, if any, buyers, causing International Small Cap Fund to accept sale prices below the amounts that had been used by the fund to determine its net asset value.
Investment Strategies, Generally, and Quantitative Investment Risk.  International Small Cap Fund’s investment strategy is based on assumptions of market and investor behavior. There are risks that those assumptions are incorrect, become outdated, or do not apply to specific market and political events. In those cases, the investment strategy is likely not to operate as anticipated, causing a loss in the value of International Small Cap Fund's portfolio. International Small Cap Fund’s quantitative investment model is more complex than a typical non-quantitative strategy, and thus, may be less predictable in how it may react to specific market or political events.
Risks of Investing in ADRs. The risks of investing in ADRs include the risks of investing in individual U.S. equities, but they also include risks associated with investing in foreign equities. In addition, an ADR may not track the price of its associated underlying foreign security.
Currency and Option Contracts and Other Derivatives.  International Small Cap Fund’s investments in currency futures, forwards, options and other derivative instruments are subject to a number of risks, such as counterparty risk, the risk of mispricing or improper valuation, and the risk that the value of the instrument may not increase or decrease as expected. Options contracts also are subject to the risks of leveraged transactions, and it may be difficult or impossible for International Small Cap Fund to liquidate an open option contract.
Investments in Other Collective Investment Funds. To the extent that International Small Cap Fund invests in mutual funds and exchange-traded funds (ETFs), its investment performance would be directly related to the investment performance of the other funds. It also would bear its proportionate share of any management and other fees paid by the other funds, subjecting International Small Cap Fund shareholders to some duplication of fees.
Non-Diversification.  International Small Cap Fund is “non-diversified,” As a result, a decline in the value of the securities of one issuer could have a significant negative effect on International Small Cap Fund.
Sector.  International Small Cap Fund does not have a policy of investing a significant portion of its assets in any particular industry sector. From time to time, however, it may have significant investments in one or more specific industry sectors, subjecting it to risks of that sector, which may be greater than general market risk.
Regional/Country Focus.  International Small Cap Fund does not have a policy of investing a significant portion of its assets in any particular region or country, However, to the extent that International Small Cap Fund focuses its investments in a particular geographic region or country, it may be subject to increased currency, political, regulatory and other risks associated with that region or country.
Please refer to “Fund Objectives, Strategies and Risks” in the Prospectus for further details.
Past Performance
As International Small Cap Fund had commenced operations in 2019, there is no historical performance information to present. Performance history will be presented after the fund has been in operation for one full calendar year. Current performance information will be available through peartreefunds.com after International Small Cap Fund commences operations.
Management
International Small Cap Fund is managed by Pear Tree Advisors, Inc. International Small Cap Fund is sub-advised by PNC Capital Advisors, LLC (“PNC Capital Advisors”). The following employees of PNC Capital Advisors serve as the portfolio managers of International Small Cap Fund:
Investment Team	Position at PNC Capital Advisors	Manager of the Fund Since
Martin C. Schulz	Managing Director, International Equity and Principal Portfolio Manager of International Small Cap Fund	2019
Calvin Y. Zhang	Senior Analyst/ Portfolio Manager	2019
Buying and Selling Fund Shares
You may buy or sell shares of International Small Cap on any business day by contacting the Pear Tree Funds, through mail or by phone, through your broker or financial intermediary, and, in the case of R6 Shares, by contacting your retirement plan administrator or recordkeeper.
Initial Investment Minimum	Contact Information
Ordinary Shares: $2,500*
Individual retirement accounts, certain accounts for minors, and automatic investment accounts $1,000*
Institutional Shares: $1,000,000*
Certain wrap programs, registered advisers, certain government plans Pear Tree Fund affiliates and employees $0
R6 Shares: $100,000**
Certain wrap programs, registered advisers, certain government plans Pear Tree Fund affiliates and employees $0
Mail: Pear Tree Funds Attention: Transfer Agent 55 Old Bedford Road, Suite 202 Lincoln, MA 01773 Telephone: 1-800-326-2151 Website: www.peartreefunds.com
*
May be waived by the fund or funds.

**
May be waived for: qualified and non-qualified plan investors that do not require the fund or its affiliates to pay any type of administrative payment, or Trustees, employees of Manager or its affiliates, or members of the fund’s portfolio management team.

Ongoing Investment Minimum
Ordinary Shares: 50 shares Institutional Shares: 50 shares R6 Shares: None

Tax Information
International Small Cap Fund’s distributions may be taxable as ordinary income or capital gains, unless your investment is through an IRA, 401(k) or other tax-advantaged investment plan. These tax-advantaged plans may be taxed upon withdrawal at a later date based upon your individual circumstances.
Payments to Broker-Dealers and other Financial Intermediaries
If you purchase shares of International Small Cap Fund through a broker-dealer or other financial intermediary (such as a bank), International Small Cap Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend International Small Cap Fund over another investment. These payments are not applicable to R6 Shares. Ask your salesperson or visit your financial intermediary’s website for more information.

ADDITIONAL INFORMATION ABOUT INVESTMENT OBJECTIVES, STRATEGIES AND RISKS

Pear Tree Polaris Small Cap Fund
Investment Objective
Maximum long-term capital appreciation. There is no guarantee that Small Cap Fund will achieve its objective. Small Cap Fund’s investment objective may be changed by its Trustees and without shareholder approval. Small Cap Fund will notify shareholders at least 60 days prior to any such change.
Principal Strategies
Under normal market conditions, Small Cap Fund invests at least 80 percent of its net assets (plus borrowings for investment purposes) in equity securities, warrants, and rights derivative of or convertible into common stocks, in each case issued by small-cap issuers. Small Cap Fund considers a small-cap issuer to be a company having at the time of purchase by Small Cap Fund a market capitalization of between approximately $100 million to $5 billion, as well as mutual funds, exchange-traded funds (ETFs), and business development companies (BDCs). that invests at least 80 percent of its net assets in similar securities issued by other small-cap issuers. Small Cap Fund will not automatically sell or cease purchasing stock of a company it already owns just because the company’s market capitalization grows or falls outside this range, however, any additional securities purchased would not be considered equity securities of small-cap issuers. Small Cap Fund may, on occasion, purchase shares of companies with a market capitalization outside of that range if the sub-adviser to Small Cap Fund believes that such investment is in the best interests of Small Cap Fund and consistent with Small Cap Fund’s investment objective.
While most assets are typically invested in U.S. common stocks, Small Cap Fund may invest in American Depositary Receipts (ADRs) and foreign stocks traded on U.S. exchanges in keeping with Small Cap Fund’s objectives. Fund assets also may be invested in growth stocks and value stocks. Small Cap Fund’s sub-adviser generally considers growth stocks to be equity securities issued by companies that have sustainable competitive advantages and products or services that potentially could generate significantly greater-than-average revenue and earnings growth. The sub-adviser generally considers value stocks whose performance has lagged relative to the market but whose issuing companies have stable earnings and cash flows and where there are visible and imminent inflection points and catalysts that will result in increased earnings and cash flow, driving stock appreciation.
In managing Small Cap Fund’s portfolio, its sub-adviser uses proprietary quantitative investment technology combined with traditional, value-based, fundamental research to identify potential investments. The sub-adviser uses traditional valuation measures, including price/book ratios and price/sustainable free cash flow ratios to screen its database of more than 40,000+ global companies. The sub-adviser uses these measures to identify companies with the greatest potential for undervalued streams of sustainable free cash flow. The sub-adviser conducts fundamental research, interviewing and visiting with company management and creating detailed financial models. Small Cap Fund is "non-diversified," which means it may invest a higher percentage of its assets in a limited number of issuers.
The sub-adviser also maintains a “watch-list” of companies, which may be used if the valuation of a company held in Small Cap Fund’s portfolio falls below established limits.
Small Cap Fund’s sub-adviser may utilize options on existing security positions or indexes in an attempt to improve the risk/return profile of Small Cap Fund’s returns. Selling/writing call options is designed to provide income to Small Cap Fund (i.e., the writer of the call option is paid a premium, but is obligated to sell a security at a target price). Purchasing put options (i.e., the purchaser has the right to sell a security at a target price) is designed to protect Small Cap Fund from dramatic downward movements in a security, effectively locking in a minimum sale price for that security. The extent of the sub-adviser’s use of options may vary over time based on the sub-adviser’s assessment of market conditions and other factors.
Principal Investment Risks
All investments carry a certain amount of risk. You may lose money by investing in Small Cap Fund. In addition to the risks common to all Pear Tree Funds (see “— Investment Risks Common to All Pear Tree Funds”), below is a description of the principal risks of investing in Small Cap Fund.
Quantitative Investing Risk. The quantitative investment models used to manage Small Cap Fund’s portfolio may not perform as expected and may underperform the market as a whole. Underperformance by the model may be as a result of the factors used in building the quantitative analytical framework of the model, the weights placed on each factor, the accuracy of historical data supplied by third parties, and changing sources of market returns. Small Cap Fund's quantitative investment model is more complex than a typical non-quantitative investment strategy, and thus, may be less predictable in how it may react to specific market or political events.

Small-Capitalization Securities. Investments in small-capitalization companies typically present greater risks than investments in mid- and large-cap companies because small companies often have limited product lines and few managerial or financial resources. As a result, the performance of Small Cap Fund may be more volatile than a mutual fund that invests in mid- and large-cap stocks.
Growth and Value Stock Investing. Growth and value investment styles periodically come into and fall out of favor with investors, depending on market conditions and investor sentiment. As Small Cap Fund holds stocks with both growth and value characteristics, from time to time it could underperform stock funds that take a strictly growth or value approach to investing. Growth stocks generally are more volatile than the overall stock market and can have sharp price declines as a result of earnings disappointments. Value stocks typically carry the risk that market prices may never recognize their intrinsic values.
Foreign Securities. To the extent Small Cap Fund holds foreign securities and ADRs, financial information concerning those entities may be more limited than information generally available from U.S. issuers or not available. The value of foreign instruments may be adversely affected by local or regional political and economic developments, reduced market liquidity, as well as changes in exchange rates. When Small Cap Fund sells a foreign currency or foreign currency denominated security, its value may be worth less in U.S. dollars even if the investment increases in value in its local market. For emerging market equity securities, these risks tend to be greater than for securities of issuers located in more developed countries. The value of a foreign security may change materially at times when U.S. markets are not open for trading.
Risks of Investing in ADRs. The risks of investing in ADRs include the risks of investing in individual U.S. equities, but they also include risks associated with foreign equities, such as fluctuations in foreign currencies and foreign investment risks, primarily political and financial instability, less liquidity, lack of uniform accounting, auditing and financial reporting standards and increased price volatility. In addition, an ADR may not track the price of the underlying foreign security.
Liquidity Risk. To meet shareholder redemption requests and other cash requirements, Small Cap Fund may have to sell certain portfolio securities at times when there may be few, if any, buyers, causing the fund to accept sale prices below the amounts that had been used by the fund to determine its net asset value.
Sector. Small Cap Fund may at any one time have significant investments in one or more specific industry sectors to the extent that Small Cap Fund’s benchmark is concentrated in specific industry sectors, although Small Cap Fund does not have a policy to concentrate in any specific industry sector. To the extent that Small Cap Fund has significant investments in a specific sector, it is subject to risk of loss of that sector as a result of adverse economic, business or other developments to that sector, which may be greater than general market risk.
Investments in Other Collective Investment Funds.  To the extent that Small Cap Fund invests in mutual funds, ETFs, and BDCs, Small Cap Fund's investment performance would be directly related to the investment performance of the other funds. Small Cap Fund also would bear its proportionate share of any management and other fees paid by the other collective investment funds in addition to the investment management and other fees paid by Small Cap Fund. As a result, shareholders of Small Cap Fund would be subject to some duplication of fees.
Non-Diversification.  Small Cap Fund is “non-diversified,” As a result, a decline in the value of the securities of one issuer could have a significant negative effect on Small Cap Fund.
Currency and Option Contracts. Options contracts are subject to the risks inherent in most derivative contracts. In addition, currency contracts also may be subject to national and international political and economic events. Options contracts, including options on futures contracts, also are subject to the risks of a leveraged transaction, that is, a move against Small Cap Fund’s open position could cause Small Cap Fund to lose its premium, initial margin and any additional funds deposited to establish or maintain the position, and Small Cap Fund may be required to deposit a substantial amount of additional market funds on short notice to maintain the position. Under certain market conditions, Small Cap Fund investing in an option contact could lose more than the amount it originally invested. Small Cap Fund also may find that under certain market conditions, it may be difficult or impossible to liquidate an open option contract.

Pear Tree Quality Fund
Investment Objective
Long-term growth of capital. There is no guarantee that Quality Fund will achieve its objective. Quality Fund’s investment objective may be changed by its Trustees and without shareholder approval. Quality Fund will notify shareholders at least 60 days prior to any such change.
Principal Investment Strategies
Under normal market conditions, Quality Fund invests at least 80 percent of its net assets (plus any borrowings for investment purposes) in equity securities of U.S. issuers. Quality Fund principally invests in stocks of large-cap companies, that is, companies with a market capitalization of greater than $5 billion at time of purchase. The market capitalization of the companies in Quality Fund’s portfolio changes over time; Quality Fund will not automatically sell or cease to purchase stock of a company it already owns just because the company’s market capitalization falls outside this range.
To manage Quality Fund’s portfolio, Quality Fund’s investment manager, in consultation with its sub-adviser, periodically selects what it believes is a well-managed mutual fund (the “target portfolio”). Quality Fund's portfolio is then managed such that each quarter, its portfolio generally is rebalanced to comprise the same securities and in the same percentages as the target portfolio as of the end of the target portfolio’s most recent fiscal quarter. In order for a mutual fund to be a potential target portfolio, the mutual fund must:
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Invest principally in stocks of large U.S. companies;

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Be required to disclose publicly within 60 days of its quarter end its portfolio holdings as of the end of the quarter;

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Be managed by an investment adviser that is unaffiliated with Quality Fund’s investment manager or sub-adviser; and

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Typically, allow only very large institutional investors to invest directly in the target portfolio.

In selecting a target portfolio for Quality Fund, Quality Fund’s investment manager considers, among other things, whether the:
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Target portfolio may easily be replicated by Quality Fund;

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Quality Fund’s purchases and sales of portfolio securities may potentially impact the management of the target portfolio;

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Target portfolio’s investment objective and investment policies are compatible with Quality Fund’s investment objective and investment policies;

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Target portfolio historically has a low rate of turnover;

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Target portfolio historically has had strong performance;

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Target portfolio’s investment adviser has a solid reputation within the financial services industry; and

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Target portfolio’s investment adviser generally uses a quantitative investment approach to manage the target portfolio.

If Quality Fund’s assets significantly increase, Quality Fund may select more than one target portfolio. From time to time, a target portfolio may invest in non-U.S. securities. In such cases, Quality Fund typically invests in American Depositary Receipts (or ADRs), which represent interests in such securities, if available. Quality Fund is "non-diversified," which means that it may invest a higher percentage of its assets in a smaller number of issuers.
Quality Fund’s current target portfolio is GMO Quality Fund Class III (ticker symbol: GQETX). The current target portfolio purports to seek to generate total return by investing primarily in equities the current target portfolio's investment manager believes to be of high quality, which it defines as companies with established track records of historical profitability and strong fundamentals that are able to outgrow the average company over time and are therefore worth a premium price. The current target portfolio also purports to have a disciplined approach, using quantitative and fundamental techniques to assess the relative quality and valuation of global companies and it purports to aim to exploit a long-term investment horizon while withstanding short-term volatility. Neither the Fund, nor its investment manager, nor its sub-adviser, is affiliated with the current target portfolio or the current target portfolio's investment manager.

Principal Investment Risks
All investments carry a certain amount of risk. You may lose money by investing in Quality Fund. In addition to the risks common to all Pear Tree Funds (see “— Investment Risks Common to All Pear Tree Funds”), below is a description of the principal risks of investing in Quality Fund.
Difficulty in Comparing Fund Performance with Target Portfolio Performance. Quality Fund performance could significantly differ from the target portfolio’s performance over the same period. Among other things, the holdings of the target portfolio typically change - sometimes significantly during the period between the end of a quarter and the time when those changes are publicly disclosed and Quality Fund's portfolio is rebalanced. At such times, it is likely that Quality Fund is unaware of the changes, and as a result, may not be able to avoid a loss or benefit from a repositioning of its portfolio that has been anticipated by the target portfolio’s investment adviser. In addition, the target portfolio has a significantly larger amount of assets than Quality Fund and thus, has a lower expense ratio than Quality Fund.
Inability to Conduct Due Diligence on Target Portfolio’s Investment Adviser.  Neither Quality Fund’s investment manager nor sub-adviser has an agreement with a target portfolio’s investment adviser. As a result, they may be able to perform only limited due diligence on the target portfolio’s investment adviser to determine, among other things, whether the investment adviser is adhering to the target portfolio’s investment guidelines and whether the risks disclosed in the target portfolio’s offering documents (e.g., its prospectus and statement of additional information) reflect the risks of the target portfolio.
Potential Impact on Target Portfolio. Quality Fund’s purchases and sales of securities for its own portfolio may adversely impact the management of the target portfolio and thus, Quality Fund itself.
Accuracy of Target Portfolio Information. Quality Fund relies on each target portfolio to disclose publicly accurate information about its portfolio holdings on or before the deadlines required for such disclosure. Any failure by a target portfolio to file accurate and timely portfolio information could affect the performance of Quality Fund.
Large- and Mid-Capitalization Securities. Securities issued by large- and mid-cap companies tend to be less volatile than securities issued by smaller companies. Larger companies, however, may not be able to attain the high growth rates of successful smaller companies, especially during strong economic periods, and may be unable to respond as quickly to competitive challenges.
Foreign Securities. To the extent Quality Fund holds foreign securities (primarily through ADRs), financial information concerning those entities may be more limited than information generally available from U.S. issuers or not available. Non-U.S. equity markets in which those foreign securities are principally traded may have limited liquidity, and be subject to complex rules, arbitrary rules or both.
Quality Fund also may have a limited ability to protect its investment under foreign property and securities laws, and may have difficulty from time to time converting local currency into U.S. dollars. Moreover, the value of foreign instruments tends to be adversely affected by local or regional political and economic developments, as well as changes in exchange rates. For emerging market equity securities, these risks tend to be greater than for securities of issuers located in more developed countries. The value of a foreign security may change materially at times when U.S. markets are not open for trading.
Non-Diversification.  Quality Fund is “non-diversified,” As a result, a decline in the value of the securities of one issuer could have a significant negative effect on Quality Fund.
Sector. Quality Fund may at any one time have significant investments in one or more specific industry sectors to the extent that Quality Fund’s benchmark is concentrated in specific industry sectors, although Quality Fund does not have a policy to concentrate in any specific industry sector. To the extent that Quality Fund has significant investments in a specific sector, it is subject to risk of loss of that sector as a result of adverse economic, business or other developments to that sector, which may be greater than general market risk.
Liquidity Risk. To meet shareholder redemption requests and other cash requirements, Quality Fund may have to sell certain portfolio securities at times when there may be few, if any, buyers, causing the fund to accept sale prices below the amounts that had been used by the fund to determine its net asset value.

Pear Tree Axiom Emerging Markets World Equity Fund
Investment Objective
Long-term growth of capital. There is no guarantee that Emerging Markets Fund will achieve its objective. Emerging Markets Fund’s investment objective may be changed by its Trustees and without shareholder approval. Emerging Markets Fund will notify shareholders at least 60 days prior to any such change.
Principal Investment Strategies
Under normal market conditions, Emerging Markets Fund invests at least 80 percent of its net assets (plus borrowings for investment purposes) in equity securities, including American Depositary Receipts (ADRs), warrants and rights, of emerging markets issuers. Emerging Markets Fund generally defines an emerging market issuer as an issuer that derives its profit or revenue principally from one or more emerging markets countries. Emerging Markets Fund considers emerging markets countries to be those countries included in the MSCI Emerging Markets Index, which currently consist of Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, Philippines, Poland, Russia, Qatar, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates. In managing Emerging Markets Fund’s portfolio, its sub-adviser may allocate more than 25 percent of the fund’s assets among various regions and countries, although the fund’s principal strategies do not require it to invest such percentages in any specific region or for extended periods. Emerging Markets Fund also may invest in companies of any market capitalization.
In managing Emerging Markets Fund’s assets, its sub-adviser uses primarily a bottom-up, fundamental-research investment process. The sub-adviser looks to invest Emerging Markets Fund’s assets in securities of companies that it believes demonstrate better than generally anticipated progress in its key business drivers. Key business drivers are factors that the sub-adviser has determined could significantly impact a company’s short- and long-term financial performance, and they typically fall into the following categories: company-specific factors (e.g., new products, market share, restructuring); industry-specific factors (e.g., overall supply and demand, consolidation, growth rate); country- or regional-specific factors (e.g., political and social changes, structural market reform); secular trends (e.g., graying populations, the technology and communications revolution, globalization of finance); and macroeconomic factors (e.g., GDP growth, inflation, interest rates).
Valuation is an integral consideration in the sub-adviser’s investment process. The sub-adviser considers a company’s current and expected market valuations in order to evaluate its prospects as a potential investment for Emerging Markets Fund. In determining a company’s expected valuation, as well as evaluating the accuracy of its current market valuation, the sub-adviser typically relies on conventional valuation parameters, such as price-to-earnings ratios, price-to-earnings growth ratios, price-to-cash flow ratios, and price-to-book ratios, although it also may rely on other parameters depending on the company, its industry, its country, or its region. Any insights gained from reviewing a company’s valuation are used to supplement the sub-adviser’s analysis to allow the sub-adviser to calibrate investor expectations for key business drivers.
Principal Investment Risks
All investments carry a certain amount of risk. You may lose money by investing in Emerging Markets Fund. In addition to the risks common to all Pear Tree Funds (see “— Investment Risks Common to All Pear Tree Funds”), below is a description of the principal risks of investing in Emerging Markets Fund.
Foreign Securities, including Emerging Markets Securities. Financial information concerning foreign issuers may be more limited than information generally available from U.S. issuers or not available. Non-U.S. equity markets in which Emerging Markets Fund invests may have limited liquidity, and be subject to complex rules, arbitrary rules or both. Emerging Markets Fund also may have a limited ability to protect its investment under foreign property and securities laws, and may have difficulty from time to time converting local currency into U.S. dollars. Moreover, the value of foreign instruments tends to be adversely affected by local or regional political and economic developments, as well as changes in exchange rates. Emerging Markets Fund from time to time also may have assets concentrated in a specific geographic region and/or an individual country depending on the country weights of the MSCI EM, thus exposing Emerging Markets Fund to the specific risks of that region or country. The value of a foreign security may change materially at times when U.S. markets are not open for trading.
For emerging market equity securities, these risks tend to be greater than for securities of issuers located in more developed countries. The events that lead to those greater risks include political instability, immature economic and financial institutions, local economies typically dependent on one or several natural resources, local property and securities laws that lack clarity or certainty, generally limited market liquidity, local ownership rules, currency exchange restrictions and restrictions on the repatriation of investment income and capital. Certain emerging markets are closed in whole or part to the direct purchase of equity securities by foreigners.

In these markets, Emerging Markets Fund may be able to invest in equity securities solely or primarily through foreign government authorized pooled investment vehicles. These securities could be more expensive because of additional management fees charged by the underlying pools. In addition, such pools may have restrictions on redemptions, limiting the liquidity of the investment.
Chinese/Hong Kong Securities.  Securities issued by Chinese and Hong Kong companies share many risk characteristics of emerging markets securities. In addition, China’s legal system is, when compared to the U.S.’s, undeveloped. Hong Kong, nominally an autonomous region of China, has experienced political tensions since it ceased to be a British colony. The principal Chinese and Hong Kong stock exchanges generally have listing standards similar to the principal U.S. stock exchanges'. The rules that govern public companies in China and Hong Kong, however, are significantly different from those in the U.S., have from time to time been applied arbitrarily by local regulators, and require of issuers significantly less financial transparency.
Liquidity Risk. To meet shareholder redemption requests and other cash requirements, Emerging Markets Fund may have to sell certain portfolio securities at times when there may be few, if any, buyers, causing the fund to accept sale prices below the amounts that had been used by the fund to determine its net asset value.
Active Management Risk. The sub-adviser’s judgments about the attractiveness, value, or potential appreciation of Emerging Markets Fund’s investments may prove to be incorrect. If the securities selected and strategies employed by Emerging Markets Fund fail to produce the intended results, Emerging Markets Fund could underperform other funds with similar objectives and investment strategies.
Large- and Mid-Capitalization Securities. Securities issued by large- and mid-cap companies tend to be less volatile than securities issued by smaller companies. Larger companies, however, may not be able to attain the high growth rates of successful smaller companies, especially during strong economic periods, and may be unable to respond as quickly to competitive challenges.
Small- and Micro-Capitalization Securities. Investments in small- and micro-capitalization companies typically present greater risks than investments in larger companies because small companies often have limited product lines and few managerial or financial resources. As a result, the performance of Emerging Markets Fund may be more volatile than a fund that invests only in large- and mid-cap stocks.
Growth and Value Stock Investing. Growth and value investment styles periodically come into and fall out of favor with investors, depending on market conditions and investor sentiment. As Emerging Markets holds stocks with both growth and value characteristics, from time to time it could underperform stock funds that take a strictly growth or value approach to investing. Growth stocks generally are more volatile than the overall stock market and can have sharp price declines as a result of earnings disappointments. Value stocks typically carry the risk that market prices may never recognize their intrinsic values.
Forward and Currency Contracts. Forward and currency contracts are subject to the risks inherent in most derivative contracts. In addition, they also may be subject to certain non-market based risks that are difficult to predict, such as governmental, trade, fiscal, monetary and exchange control programs and policies. Currency contracts also may be subject to national and international political and economic events. Under certain market conditions, Emerging Markets Fund could lose more than the amount it originally invested. Emerging Markets Fund also may find that under certain market conditions, it may be difficult or impossible to liquidate a position.
Sector. Emerging Markets Fund may at any one time have significant investments in one or more specific industry sectors to the extent that Emerging Markets Fund’s benchmark is concentrated in specific industry sectors, although Emerging Markets Fund does not have a policy to concentrate in any specific industry sector. To the extent that Emerging Markets Fund has significant investments in a specific sector, it is subject to risk of loss as a result of adverse economic, business or other developments to that sector in addition to general market risks.

Pear Tree Polaris Foreign Value Fund
Investment Objective
Long-term growth of capital and income. There is no guarantee that Foreign Value Fund will achieve its objective. Foreign Value Fund’s investment objective may be changed by its Trustees and without shareholder approval. Foreign Value Fund will notify shareholders at least 60 days prior to any such change.
Principal Investment Strategies
Under normal market conditions, Foreign Value Fund invests at least 80 percent of its net assets (plus borrowings for investment purposes) in equity securities, warrants, and rights derivative of or convertible into common stocks, in each case issued by foreign markets issuers, including emerging markets issuers. Foreign Value Fund defines a foreign markets issuer to be an issuer that derives at least 50 percent of its gross revenues or profits from goods or services produced in non-U.S. markets or from sales made in non-U.S. markets. Equity securities include securities such as depositary receipts and participatory notes that derive their values from common stocks.
Generally, Foreign Value Fund invests in foreign markets issuers in Europe, Australia, and the larger capital markets of the Far East. Foreign Value Fund, however, also may invest without limit in emerging markets issuers, that is, an issuer organized under the laws of, or whose securities are traded in, a country included in the MSCI Emerging Markets Index (“MSCI EM”). As of June 1, 2018, the countries included in the MSCI EM Index were: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, the Philippines, Poland, Russia, Qatar, South Africa, Taiwan, Thailand, Turkey, and the United Arab Emirates. Foreign Value Fund generally will be invested in issuers in fifteen or more foreign countries and fifteen or more industry sectors (as well as a mutual fund or an exchange-traded fund (ETF) that invests at least 80 percent of its net assets in similar securities issued by foreign markets issuers). However, Foreign Value Fund may be invested in securities from any country (other than the U.S.), any industry sector, or of any capitalization, provided that the securities meet the sub-adviser’s investment criteria.
Foreign Value Fund’s sub-adviser uses proprietary quantitative investment technology, combined with traditional, value-based, fundamental research, to identify potential investments. Foreign Value Fund’s investment strategy has two premises: country and industry factors are important determinants of security prices, and global market fluctuations produce mispriced stocks. Foreign Value Fund’s sub-adviser believes that although global markets have proven generally efficient over time, investor behavior creates volatility. The sub-adviser also believes that that volatility should lead to inefficiently priced securities, that is, securities that may not adequately reflect a company’s long-term fundamental valuation and/or future cash flows.
In managing Foreign Value Fund’s assets, its sub-adviser uses primarily a bottom-up fundamental research investment process. The sub-adviser’s investment process begins with an investment universe of approximately 40,000+ stocks, which are screened monthly to identify those securities that the sub-adviser believes represent the best opportunities for Foreign Value Fund. The result is a portfolio of securities representing 50 to 100 companies, which are equally weighted at purchase. Investments typically are held for three to five years. Foreign Value Fund is "non-diversified," which means that it may invest a higher percentage of its assets in a smaller number of issuers.
Foreign Value Fund’s sub-adviser may utilize options in an attempt to improve the risk/return profile of Foreign Value Fund’s returns. Selling/writing call options is designed to provide income to Foreign Value Fund (i.e., the writer of the call option is paid a premium but is obligated to sell a security at a target price). Purchasing put options (i.e., the purchaser has the right to sell a security at a target price) is designed to protect Foreign Value Fund from dramatic downward movements in a security, effectively locking in a minimum sale price for that security. The extent of the sub-adviser’s use of options may vary over time based on the sub-adviser’s assessment of market conditions and other factors. Foreign Value Fund also may for hedging purposes buy and sell forward foreign currency exchange contracts in connection with its investments.
Principal Investment Risks
All investments carry a certain amount of risk. You may lose money by investing in Foreign Value Fund. In addition to the risks common to all Pear Tree Funds (see “— Investment Risks Common to All Pear Tree Funds”), below is a description of the principal risks of investing in Foreign Value Fund.
Foreign Securities, including Emerging Markets Securities. Financial information concerning foreign issuers may be more limited than information generally available from U.S. issuers or not available. Non-U.S. equity markets in which Foreign Value Fund invests may have limited liquidity, and be subject to complex rules, arbitrary rules or both. Foreign Value Fund also may have a limited ability to protect its investment under foreign property and securities laws, and may have difficulty from time to time converting local currency into U.S. dollars. Moreover, the value of foreign instruments tends to be adversely affected by local or regional political and economic developments, as well as changes in exchange rates. When Foreign Value Fund sells a foreign currency or foreign currency denominated security, its value may be worth less in U.S. dollars even if the investment increases in value in its local market. The value of a foreign security may change materially at times when U.S. markets are not open for trading.
For emerging market equity securities, these risks tend to be greater than for securities of issuers located in more developed countries. The events that lead to those greater risks include political instability, immature economic and financial institutions, local economies typically dependent on one or several natural resources, local property and securities laws that lack clarity or certainty, generally limited market liquidity, local ownership rules, currency exchange restrictions and restrictions on the repatriation of investment income and capital. Certain emerging markets are closed in whole or part to the direct purchase of equity securities by foreigners. In these markets, Foreign Value Fund may be able to invest in equity securities solely or primarily through foreign government authorized pooled investment vehicles. These securities could be more expensive because of additional management fees charged by the underlying pools. In addition, such pools may have restrictions on redemptions, limiting the liquidity of the investment.
Value Stock Investing. Different investment styles periodically come into and fall out of favor with investors, depending on market conditions and investor sentiment. As Foreign Value Fund holds stocks with value characteristics, from time to time it could underperform stock funds that take a strictly growth approach to investing. Value stocks typically carry the risk that market prices may never recognize their intrinsic values.
Liquidity Risk. To meet shareholder redemption requests and other cash requirements, Foreign Value Fund may have to sell certain portfolio securities at times when there may be few, if any, buyers, causing the fund to accept sale prices below the amounts that had been used by the fund to determine its net asset value.
Quantitative Investing Risk. The quantitative investment models used to manage Foreign Value Fund’s portfolio may not perform as expected and may underperform the market as a whole. Underperformance by the model may be as a result of the factors used in building the quantitative analytical framework of the model, the weights placed on each factor, the accuracy of historical data supplied by third parties, and changing sources of market returns. Foreign Value Fund's quantitative investment model is more complex than a typical non-quantitative investment strategy, and thus, may be less predictable in how it may react to specific market or political events.
Large- and Mid-Capitalization Securities. Securities issued by large- and mid-cap companies tend to be less volatile than securities issued by smaller companies. Larger companies, however, may not be able to attain the high growth rates of successful smaller companies, especially during strong economic periods, and may be unable to respond as quickly to competitive challenges.
Small- and Micro-Capitalization Securities. Investments in small- and micro-capitalization companies typically present greater risks than investments in larger companies because small companies often have limited product lines and few managerial or financial resources. As a result, the performance of Foreign Value Fund may be more volatile than a fund that invests only in large- and mid-cap stocks.
Risks of Investing in ADRs. The risks of investing in ADRs include the risks of investing in individual U.S. equities, but they also include risks associated with foreign equities, such as fluctuations in foreign currencies and foreign investment risks, primarily political and financial instability, less liquidity, lack of uniform accounting, auditing and financial reporting standards and increased price volatility. In addition, an ADR may not track the price of the underlying foreign security.
Currency and Option Contracts. Currency, forwards and options contracts are subject to the risks inherent in most derivative contracts. In addition, currency contracts also may be subject to national and international political and economic events. Options contracts, including options on futures contracts, also are subject to the risks of a leveraged transaction, that is, a move against Foreign Value Small Cap Fund’s open position could cause Foreign Value Small Cap Fund to lose its premium, initial margin and any additional funds deposited to establish or maintain the position, and Foreign Value Small Cap Fund may be required to deposit a substantial amount of additional market funds on short notice to maintain the position. Under certain market conditions, Foreign Value Small Cap Fund investing in an option contact could lose more than the amount it originally invested. Foreign Value Small Cap Fund also may find that under certain market conditions, it may be difficult or impossible to liquidate an open option contract.
Investments in Other Collective Investment Funds. To the extent that Foreign Value Fund invests in mutual funds and ETFs, and BDCs. Small Cap Fund's investment performance would be directly related to the investment performance of the other funds. Foreign Value Fund also would bear its proportionate share of any management and other fees paid by the other collective investment funds in addition to the investment management and other fees paid by Foreign Value Fund. As a result, shareholders of Foreign Value Fund would be subject to some duplication of fees.
Non-Diversification.  Foreign Value Fund is “non-diversified,” As a result, a decline in the value of the securities of one issuer could have a significant negative effect on Foreign Value Fund.
Sector. Foreign Value Fund may at any one time have significant investments in one or more specific industry sectors to the extent that Foreign Value Fund’s benchmark is concentrated in specific industry sectors, although Foreign Value Fund does not have a policy to concentrate in any specific industry sector. To the extent that Foreign Value Fund has significant investments in a specific sector, it is subject to risk of loss of that sector as a result of adverse economic, business or other developments to that sector, which may be greater than general market risk.
Regional/Country Focus.  Foreign Value Fund does not have a policy of investing a significant portion of its assets in any particular region or country. However, to the extent that Foreign Value Fund focuses its investments in a particular geographic region or country, it may be subject to increased currency, political, regulatory and other risks associated with that region or country. As a result, Foreign Value Fund may be subject to greater price volatility and risk of loss than a fund holding more geographically diverse investments.
Pear Tree PNC International Small Cap Fund
Investment Objective
Long-term capital appreciation. There is no guarantee that International Small Cap Fund will achieve its objective. International Small Cap Fund’s investment objective may be changed by its Trustees and without shareholder approval. International Small Cap Fund will notify shareholders at least 60 days prior to any such change.
Principal Investment Strategies
Under normal market conditions, International Small Cap Fund invests at least 80 percent of its net assets (plus borrowings for investment purposes) in equity securities, warrants, and rights derivative of or convertible into common stocks, in each case issued by foreign markets issuers, or in the form of American Depositary Receipts (ADRs), that is, certificates that trade in the U.S. and which represent title to shares of a foreign markets issuer held by an overseas bank. International Small Cap Fund defines a foreign markets issuer to be an issuer that derives at least 50 percent of its gross revenues or profits from goods or services produced in non-U.S. markets or from sales made in non-U.S. markets, including emerging markets, as well as one or more mutual funds and exchange-traded funds (ETFs), each of which invests at least 80 percent of its net assets in similar securities issued by other foreign market issuers. International Small Cap Fund considers a small-cap company to be a company having a market capitalization at time of purchase between $50 million to $5 billion.
Generally, International Small Cap Fund invests in foreign markets issuers in Europe, Australia, and the larger capital markets of the Far East. International Small Cap Fund, however, also may invest without limit in emerging markets issuers, that is, an issuer organized under the laws of, or whose securities are traded in, a country included in the MSCI Emerging Markets Index (“MSCI EM”). As of June 1, 2018, the countries included in the MSCI EM Index were: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, the Philippines, Poland, Russia, Qatar, South Africa, Taiwan, Thailand, Turkey, and the United Arab Emirates. International Small Cap Fund generally will be invested in issuers in ten or more foreign countries. However, International Small Cap Fund may be invested in securities from any country (other than the U.S.), any industry sector, or of any capitalization, provided that the securities meet the sub-adviser’s investment criteria.
International Small Cap Fund’s sub-adviser uses proprietary quantitative investment technology, combined with traditional, growth-based, fundamental research, to identify potential investments. International Small Cap Fund’s investment process seeks to identify companies with robust and sustainable growth rates, high-quality balance sheets, and management teams with clearly defined growth strategies. In allocating the Fund's assets, the sub-adviser also incorporates information on the economic and financial market conditions within each country. The sub-adviser's portfolio construction process seeks to combine the best investment candidates within the sub-adviser's recommended framework of country allocations.
In managing International Small Cap Fund’s assets, its sub-adviser uses a top-down country allocation and a bottom-up fundamental security research investment process. The sub-adviser’s investment process begins with an investment universe of approximately 40,000+ stocks, which are screened monthly to identify those securities that the sub-adviser believes represent the best opportunities for International Small Cap Fund. The result is a portfolio of securities representing approximately 50 to 100 companies. Investments typically are held for three to five years. International Small Cap Fund is "non-diversified," which means that it may invest a higher percentage of its assets in a smaller number of issuers.

International Small Cap Fund may buy or sell options on a limited basis for the purpose of hedging the value of the portfolio. Selling/writing call options is designed to provide income to International Small Cap Fund (i.e., the writer of the call option is paid a premium, but is obligated to sell a security at a target price). Purchasing put options (i.e., the purchaser has the right to sell a security at a target price) is designed to protect International Small Cap Fund from dramatic downward movements in a security, effectively locking in a minimum sale price for that security. The extent of the sub-adviser’s use of options may vary over time based on the sub-adviser’s assessment of market conditions and other factors. International Small Cap Fund may also buy and sell forward foreign currency exchange contracts in connection with its investments for hedging purposes. International Small Cap Fund also may invest in derivatives for the purpose of hedging the value of the portfolio or to establish a position in the future.
Principal Investment Risks
All investments carry a certain amount of risk. You may lose money by investing in International Small Cap Fund. Below is a description of the principal risks of investing in International Small Cap Fund.
Markets Generally, Specific Industries and Specific Holdings. The share price of International Small Cap Fund may fall because of weakness in the stock markets, generally, weakness with respect to a particular industry in which International Small Cap Fund has significant holdings, or weaknesses associated with one or more specific companies in which International Small Cap Fund may have substantial investments. International Small Cap Fund's investments also may fluctuate significantly in value over short periods of time, causing International Small Cap Fund's share price to be volatile.
The stock markets generally may decline because of adverse economic and financial developments in the U.S. and abroad. In addition, there is a risk that policy changes by the Federal Reserve and/or other government actors, such as increasing interest rates, could cause increased volatility in financial markets, and higher levels of fund redemptions. Trade barriers and other protectionist trade policies (including those policies adopted by the U.S.) also may have a negative impact on International Small Cap Fund.
Industry or company earnings may deteriorate because of a variety of factors, including maturing product lines, changes in technologies, new competition and changes in management. Such weaknesses typically lead to changes in investor expectations of future earnings and a lack of confidence in current stock prices. Downward pressures on stock prices accelerate if institutional investors, who comprise a substantial portion of the market, also lose confidence in current prices.
The equity holdings of International Small Cap Fund, which may include common stocks, convertible securities, preferred stocks, warrants and sponsored and unsponsored ADRs, may decline in value because of changes in the price of a particular holding or a broad stock market decline. Common stock ranks below preferred stock and debt securities in claims for dividends and for assets of the company in a liquidation or bankruptcy. The value of a security may decline for a number of reasons that directly relate to the issuer of a security or broader economic or market events including changes in interest rates.
Foreign Securities, including Emerging Markets Securities. Financial information concerning foreign issuers may be more limited than information generally available from U.S. issuers or not available. Non-U.S. equity markets in which International Small Cap Fund invests may have limited liquidity, and be subject to complex rules, arbitrary rules or both. International Small Cap Fund also may have a limited ability to protect its investment under foreign property and securities laws, and may have difficulty from time to time converting local currency into U.S. dollars. Moreover, the value of foreign instruments tends to be adversely affected by local or regional political and economic developments, as well as changes in exchange rates. When International Small Cap Fund sells a foreign currency or foreign currency denominated security, its value may be worth less in U.S. dollars even if the investment increases in value in its local market. The value of a foreign security may change materially at times when U.S. markets are not open for trading.
For emerging market equity securities, these risks tend to be greater than for securities of issuers located in more developed countries. The events that lead to those greater risks include political instability, immature economic and financial institutions, local economies typically dependent on one or several natural resources, local property and securities laws that lack clarity or certainty, generally limited market liquidity, local ownership rules, currency exchange restrictions and restrictions on the repatriation of investment income and capital. Certain emerging markets are closed in whole or part to the direct purchase of equity securities by foreigners. In these markets, International Small Cap Fund may be able to invest in equity securities solely or primarily through foreign government authorized pooled investment vehicles. These securities could be more expensive because of additional management fees charged by the underlying pools. In addition, such pools may have restrictions on redemptions, limiting the liquidity of the investment.
Growth Stock Investing. Growth stocks, especially common shares likely held by International Small Cap Fund, are generally more sensitive to market movements than other types of stocks primarily because their stock prices are based heavily on future expectations. If the sub-adviser's assessment of the prospect for a company's growth is wrong, or if the sub-adviser's judgement of how other investors will value the company's growth is wrong, then the price of the company's stock may fall or not approach the value that the sub-adviser has placed on it. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of the issuer's bonds and preferred stock generally take precedence over the claims of those who own common stock.
Small-Capitalization Securities. Investments in small-capitalization companies typically present greater risks than investments in larger companies because small companies often have limited product lines and few managerial or financial resources. As a result, the performance of International Small Cap Fund may be more volatile than a fund that invests only in large- and mid-cap stocks.
Liquidity. Some International Small Cap Fund portfolio holdings may be subject to legal or contractual restrictions on resale, making them difficult to sell, especially in a timely manner. Adverse market or economic conditions may result in limited or no trading market for other securities held by International Small Cap Fund. Under any of these conditions, it may be difficult for International Small Cap Fund selling one of these securities to receive a sales price comparable to the value assigned to the security by International Small Cap Fund, or if International Small Cap Fund continues to hold the security in its portfolio, to determine the value of the security.
Certain types of securities, once sold, may not settle for extended periods of time, in which case International Small Cap Fund would not receive the sales proceeds to meet its obligations, including shareholder redemption request, or reinvest in additional portfolio securities.
Investment Strategies, Generally, and Quantitative Investment Risk. International Small Cap Fund pursues its investment objective using a specific investment strategy. An investment strategy generally is a set of principles or rules that are designed to assist International Small Cap Fund in selecting its portfolio securities based on assumptions of market and investor behavior. There are risks that those assumptions are incorrect, become outdated, or do not apply to specific market and political events. In those cases, the investment strategy is likely not to operate as anticipated, causing a loss in the portfolio. An investment strategy that relies on quantitative investment models, such as International Small Cap Fund’s, typically is more complex than a non-quantitative strategy, and thus, it may be less predictable in how it may react to specific market and political events.
The quantitative investment models used to manage International Small Cap Fund’s portfolio may not perform as expected and may underperform the market as a whole. Underperformance by the model may be as a result of the factors used in building the quantitative analytical framework of the model, the weights placed on each factor, the accuracy of historical data supplied by third parties, and changing sources of market returns.
Risks of Investing in ADRs. The risks of investing in ADRs include the risks of investing in individual U.S. equities, but they also include risks associated with foreign equities, such as fluctuations in foreign currencies and foreign investment risks, primarily political and financial instability, less liquidity, lack of uniform accounting, auditing and financial reporting standards and increased price volatility. In addition, an ADR may not track the price of the underlying foreign security.
Currency and Option Contracts. Currency, forwards and options contracts are subject to the risks inherent in most derivative contracts. In addition, currency contracts also may be subject to national and international political and economic events. Options contracts, including options on futures contracts, also are subject to the risks of a leveraged transaction, that is, a move against Foreign Value Small Cap Fund’s open position could cause Foreign Value Small Cap Fund to lose its premium, initial margin and any additional funds deposited to establish or maintain the position, and Foreign Value Small Cap Fund may be required to deposit a substantial amount of additional market funds on short notice to maintain the position. Under certain market conditions, Foreign Value Small Cap Fund investing in an option contact could lose more than the amount it originally invested. Foreign Value Small Cap Fund also may find that under certain market conditions, it may be difficult or impossible to liquidate an open option contract.
Derivatives. International Small Cap Fund’s investments in derivative instruments are subject to a number of risks. Many derivatives are instruments negotiated with a single counterparty, and thus, may not be resold, may be terminated only subject to penalty, and may be subject to non-performance by the counterparty. In part because of their complexity, many derivatives also involve the risk of mispricing or improper valuation, as well as the risk that the value of the derivative may not increase or decrease as expected. Certain derivatives also allow them to leverage their portfolios, and thus, could lose more than the principal amount it invested in those derivatives.
Investments in Other Collective Investment Funds. To the extent that International Small Cap Fund invests in mutual funds and exchange-traded funds (ETFs), its investment performance would be directly related to the investment performance of the other funds. International Small Cap Fund also would bear its proportionate share of any management and other fees paid by the other collective investment funds in addition to the investment management and other fees paid by International Small Cap Fund. As a result, shareholders of International Small Cap Fund would be subject to some duplication of fees.
Non-Diversification.  International Small Cap Fund is “non-diversified,” As a result, a decline in the value of the securities of one issuer could have a significant negative effect on International Small Cap Fund.
Sector. International Small Cap Fund may at any one time have significant investments in one or more specific industry sectors to the extent that International Small Cap Fund’s benchmark is concentrated in specific industry sectors, although International Small Cap Fund does not have a policy to concentrate in any specific industry sector. To the extent that International Small Cap Fund has significant investments in a specific sector, it is subject to risk of loss of that sector as a result of adverse economic, business or other developments to that sector, which may be greater than general market risk.
Regional/Country Focus. To the extent that International Small Cap Fund focuses its investments in a particular geographic region or country, it may be subject to increased currency, political, regulatory and other risks associated with that region or country. As a result, International Small Cap Fund may be subject to greater price volatility and risk of loss than a fund holding more geographically diverse investments.
Pear Tree Polaris Foreign Value Small Cap Fund
Investment Objective
Long-term growth of capital and income. There is no guarantee that Foreign Value Small Cap Fund will achieve its objective. Foreign Value Small Cap Fund’s investment objective may be changed by its Trustees and without shareholder approval. Foreign Value Small Cap Fund will notify shareholders at least 60 days prior to any such change.
Principal Investment Strategies
Under normal market conditions, Foreign Value Small Cap Fund invests at least 80 percent of its net assets (plus borrowings for investment purposes) in equity securities, warrants, and rights derivative of or convertible into common stocks, in each case issued by foreign markets issuers. Foreign Value Small Cap Fund defines a foreign markets issuer to be an issuer that derives at least 50 percent of its gross revenues or profits from goods or services produced in non-U.S. markets or from sales made in non-U.S. markets, including emerging markets, as well as a mutual fund or exchange-traded fund (ETF) that invests at least 80 percent of its net assets in similar securities issued by other foreign market issuers. Foreign Value Small Cap Fund considers a small-cap company to be a company having a market capitalization at time of purchase between $50 million to $5 billion. Equity securities include securities such as depositary receipts and participatory notes that derive their values from common stocks.
Generally, Foreign Value Small Cap Fund invests in foreign markets issuers in Europe, Australia, and the larger capital markets of the Far East. Foreign Value Small Cap Fund, however, also may invest without limit in emerging markets issuers, that is, an issuer organized under the laws of, or whose securities are traded in, a country included in the MSCI Emerging Markets Index (“MSCI EM”). As of June 1, 2018, the countries included in the MSCI EM Index were: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, the Philippines, Poland, Russia, Qatar, South Africa, Taiwan, Thailand, Turkey, and the United Arab Emirates. Foreign Value Small Cap Fund generally will be invested in issuers in fifteen or more foreign countries. However, Foreign Value Small Cap Fund may be invested in securities from any country (other than the U.S.), any industry sector, or of any capitalization, provided that the securities meet the sub-adviser’s investment criteria.
Foreign Value Small Cap Fund’s sub-adviser uses proprietary quantitative investment technology, combined with traditional, value-based, fundamental research, to identify potential investments. Foreign Value Small Cap Fund’s investment strategy has two premises: country and industry factors are important determinants of security prices, and global market fluctuations produce mispriced stocks. Foreign Value Small Cap Fund’s sub-adviser believes that although global markets have proven generally efficient over time, investor behavior creates volatility. The sub-adviser also believes that that volatility should lead to inefficiently priced securities, that is, securities that may not adequately reflect a company’s long-term fundamental valuation and/or future cash flows.
In managing Foreign Value Small Cap Fund’s assets, its sub-adviser uses primarily a bottom-up fundamental research investment process. The sub-adviser’s investment process begins with an investment universe of approximately 40,000+ stocks, which are screened monthly to identify those securities that the sub-adviser believes represent the best opportunities for Foreign Value Small Cap Fund. The result is a portfolio of securities representing 50 to 100 companies, which are equally weighted at purchase. Investments typically are held for three to five years. Foreign Value Small Cap is "non-diversified," which means that it may invest a higher percentage of its assets in a smaller number of issuers.

Foreign Value Small Cap Fund’s sub-adviser may utilize options in an attempt to improve the risk/return profile of Foreign Value Small Cap Fund’s returns. Selling/writing call options is designed to provide income to Foreign Value Small Cap Fund (i.e., the writer of the call option is paid a premium, but is obligated to sell a security at a target price). Purchasing put options (i.e., the purchaser has the right to sell a security at a target price) is designed to protect Foreign Value Small Cap Fund from dramatic downward movements in a security, effectively locking in a minimum sale price for that security. The extent of the sub-adviser’s use of options may vary over time based on the sub-adviser’s assessment of market conditions and other factors. Foreign Value Small Cap Fund also may for hedging purposes buy and sell forward foreign currency exchange contracts in connection with its investments.
Principal Investment Risks
All investments carry a certain amount of risk. You may lose money by investing in Foreign Value Small Cap Fund. In addition to the risks common to all Pear Tree Funds (see “— Investment Risks Common to All Pear Tree Funds”), below is a description of the principal risks of investing in Foreign Value Small Cap Fund.
Foreign Securities, including Emerging Markets Securities. Financial information concerning foreign issuers may be more limited than information generally available from U.S. issuers or not available. Non-U.S. equity markets in which Foreign Value Small Cap Fund invests may have limited liquidity, and be subject to complex rules, arbitrary rules or both. Foreign Value Small Cap Fund also may have a limited ability to protect its investment under foreign property and securities laws, and may have difficulty from time to time converting local currency into U.S. dollars. Moreover, the value of foreign instruments tends to be adversely affected by local or regional political and economic developments, as well as changes in exchange rates. When Foreign Value Small Cap Fund sells a foreign currency or foreign currency denominated security, its value may be worth less in U.S. dollars even if the investment increases in value in its local market. The value of a foreign security may change materially at times when U.S. markets are not open for trading.
For emerging market equity securities, these risks tend to be greater than for securities of issuers located in more developed countries. The events that lead to those greater risks include political instability, immature economic and financial institutions, local economies typically dependent on one or several natural resources, local property and securities laws that lack clarity or certainty, generally limited market liquidity, local ownership rules, currency exchange restrictions and restrictions on the repatriation of investment income and capital. Certain emerging markets are closed in whole or part to the direct purchase of equity securities by foreigners. In these markets, Foreign Value Small Cap Fund may be able to invest in equity securities solely or primarily through foreign government authorized pooled investment vehicles. These securities could be more expensive because of additional management fees charged by the underlying pools. In addition, such pools may have restrictions on redemptions, limiting the liquidity of the investment.
Value Stock Investing. Different investment styles periodically come into and fall out of favor with investors, depending on market conditions and investor sentiment. As Foreign Value Small Cap Fund holds stocks with value characteristics, from time to time it could underperform stock funds that take a strictly growth approach to investing. Value stocks typically carry the risk that market prices may never recognize their intrinsic values.
Small-Capitalization Securities. Investments in small-capitalization companies typically present greater risks than investments in larger companies because small companies often have limited product lines and few managerial or financial resources. As a result, the performance of Foreign Value Small Cap Fund may be more volatile than a fund that invests only in large- and mid-cap stocks.
Liquidity Risk. To meet shareholder redemption requests and other cash requirements, Foreign Value Small Cap Fund may have to sell certain portfolio securities at times when there may be few, if any, buyers, causing the fund to accept sale prices below the amounts that had been used by the fund to determine its net asset value.
Quantitative Investing Risk. The quantitative investment models used to manage Foreign Value Small Cap Fund’s portfolio may not perform as expected and may underperform the market as a whole. Underperformance by the model may be as a result of the factors used in building the quantitative analytical framework of the model, the weights placed on each factor, the accuracy of historical data supplied by third parties, and changing sources of market returns. Foreign Value Small Cap Fund's quantitative investment model is more complex than a typical non-quantitative investment strategy, and thus, may be less predictable in how it may react to specific market or political events.
Risks of Investing in ADRs. The risks of investing in ADRs include the risks of investing in individual U.S. equities, but they also include risks associated with foreign equities, such as fluctuations in foreign currencies and foreign investment risks, primarily political and financial instability, less liquidity, lack of uniform accounting, auditing and financial reporting standards and increased price volatility. In addition, an ADR may not track the price of the underlying foreign security.
Currency and Option Contracts. Currency, forwards and options contracts are subject to the risks inherent in most derivative contracts. In addition, currency contracts also may be subject to national and international political and economic events. Options contracts, including options on futures contracts, also are subject to the risks of a leveraged transaction, that is, a move against Foreign Value Small Cap Fund’s open position could cause Foreign Value Small Cap Fund to lose its premium, initial margin and any additional funds deposited to establish or maintain the position, and Foreign Value Small Cap Fund may be required to deposit a substantial amount of additional market funds on short notice to maintain the position. Under certain market conditions, Foreign Value Small Cap Fund investing in an option contact could lose more than the amount it originally invested. Foreign Value Small Cap Fund also may find that under certain market conditions, it may be difficult or impossible to liquidate an open option contract.
Investments in Other Collective Investment Funds. To the extent that Foreign Value Small Cap Fund invests in mutual funds and ETFs, and BDCs. Small Cap Fund's investment performance would be directly related to the investment performance of the other funds. Foreign Value Small Cap Fund also would bear its proportionate share of any management and other fees paid by the other collective investment funds in addition to the investment management and other fees paid by Foreign Value Small Cap Fund. As a result, shareholders of Foreign Value Small Cap Fund would be subject to some duplication of fees.
Non-Diversification.  Foreign Value Small Cap Fund is “non-diversified,” As a result, a decline in the value of the securities of one issuer could have a significant negative effect on Foreign Value Small Cap Fund.
Sector. Foreign Value Small Cap Fund may at any one time have significant investments in one or more specific industry sectors to the extent that Foreign Value Small Cap Fund’s benchmark is concentrated in specific industry sectors, although Foreign Value Small Cap Fund does not have a policy to concentrate in any specific industry sector. To the extent that Foreign Value Small Cap Fund has significant investments in a specific sector, it is subject to risk of loss of that sector as a result of adverse economic, business or other developments to that sector, which may be greater than general market risk.
Regional/Country Focus.  Foreign Value Small Cap Fund does not have a policy of investing a significant portion of its assets in any particular region or country. However, to the extent that Foreign Value Small Cap Fund focuses its investments in a particular geographic region or country, it may be subject to increased currency, political, regulatory and other risks associated with that region or country. As a result, Foreign Value Small Cap Fund may be subject to greater price volatility and risk of loss than a fund holding more geographically diverse investments.
Principal Investment Strategies Common to all Pear Tree Funds
The following principal investment strategies are common to all Pear Tree Funds:
Derivatives. Each Pear Tree Fund, other than Emerging Markets Fund, may invest in derivatives for the purpose of hedging the value of the portfolio or to establish a position in the future. Emerging Markets Fund may invest in derivatives for cash-equitization purposes (such as to manage temporary cash positions). Each Pear Tree Fund’s investments in derivative instruments are subject to a number of risks. Many derivatives are instruments negotiated with a single counterparty, and thus, may not be resold, may be terminated only subject to penalty, and may be subject to non-performance by the counterparty. In part because of their complexity, many derivatives also involve the risk of mispricing or improper valuation, as well as the risk that the value of the derivative may not increase or decrease as expected. Certain derivatives also allow them to leverage their portfolios, and thus, could lose more than the principal amount it invested in those derivatives.
Cash Management. From time to time, a Pear Tree Fund will hold some of its assets as cash and/or cash equivalent financial instruments. Any cash or cash equivalent position held by a Pear Tree Fund typically is as a result of uninvested proceeds of a prior investment, uninvested cash received from new subscriptions, or uninvested cash being held to meet anticipated redemptions. Cash equivalent instruments include repurchase agreements and interests in money market funds and other investment funds intended for short-term liquid investments. Except when a Pear Tree Fund employs a temporary defensive position or anticipates significant fund redemptions, it is not the policy of the Pear Tree Funds to maintain a significant portion of its assets as cash or cash equivalent instruments.
Temporary Defensive Positions. From time to time, a Pear Tree Fund may take temporary defensive positions that are inconsistent with the Pear Tree Fund’s principal investment strategies in attempting to respond to adverse market, economic, political or other conditions. When taking a defensive position, the Pear Tree Fund may not achieve its investment objective.

Principal Investment Risks Common to All Pear Tree Funds
The following are principal risks that are common to the Pear Tree Funds as well as most equity funds:
•
Risks Associated with Markets Generally, Specific Industries and Specific Holdings. The share price of a Pear Tree Fund may fall because of weakness in the stock markets, generally, weakness with respect to a particular industry in which the Pear Tree Fund has significant holdings, or weaknesses associated with one or more specific companies in which the Pear Tree Fund may have substantial investments. A Pear Tree Fund's investments also may fluctuate significantly in value over short periods of time, causing the Pear Tree Fund's share price to be volatile.

The stock markets generally may decline because of adverse economic and financial developments in the U.S. and abroad. In addition, there is a risk that policy changes by the Federal Reserve and/or other government actors, such as increasing interest rates, could cause increased volatility in financial markets, and higher levels of fund redemptions. Trade barriers and other protectionist trade policies (including those policies adopted by the U.S.) also may have a negative impact on a Pear Tree Fund.
Industry or company earnings may deteriorate because of a variety of factors, including maturing product lines, changes in technologies, new competition and changes in management. Such weaknesses typically lead to changes in investor expectations of future earnings and a lack of confidence in current stock prices. Downward pressures on stock prices accelerate if institutional investors, who comprise a substantial portion of the market, also lose confidence in current prices.
The equity holdings of a Pear Tree Fund, which may include common stocks, convertible securities, preferred stocks, warrants and sponsored and unsponsored ADRs, may decline in value because of changes in the price of a particular holding or a broad stock market decline. Common stock ranks below preferred stock and debt securities in claims for dividends and for assets of the company in a liquidation or bankruptcy. The value of a security may decline for a number of reasons that directly relate to the issuer of a security or broader economic or market events including changes in interest rates.
•
Liquidity. Some Pear Tree Fund portfolio holdings may be subject to legal or contractual restrictions on resale, making them difficult to sell, especially in a timely manner. Adverse market or economic conditions may result in limited or no trading market for other securities held by a Pear Tree Fund. Under any of these conditions, it may be difficult for a Pear Tree Fund selling one of these securities to receive a sales price comparable to the value assigned to the security by the Pear Tree Fund, or if the Pear Tree Fund continues to hold the security in its portfolio, to determine the value of the security.

Certain types of securities, once sold, may not settle for extended periods of time, in which case the selling Pear Tree Fund would not receive the sales proceeds to meet its obligations, including shareholder redemption request, or reinvest in additional portfolio securities.
•
Investment Strategies. Each Pear Tree Fund pursues its investment objective using a specific investment strategy. An investment strategy generally is a set of principles or rules that are designed to assist the Fund in selecting its portfolio securities. For the most part, the principles or rules comprising a Fund’s investment strategy involve a tradeoff between principles or rules that are intended to help the Fund consistently increase the value of its portfolio, and principles or rules that are intended to prevent the Fund from losing all or substantially all of its value. For all Pear Tree Fund investment strategies, there are risks that a strategy will not perform as anticipated, or that market and other conditions under which the investment strategy is expected to perform as anticipated, will not occur.

Changes in Policies
Each Pear Tree Fund’s policy of investing at least 80 percent of its net assets (less borrowings for investment purposes) in a particular type of investment may not be revised unless that Pear Tree Fund’s shareholders are notified at least 60 days in advance of the proposed change.
Disclosure of Portfolio Holdings
A description of the Pear Tree Funds’ policies and procedures with respect to the disclosure of the Pear Tree Funds’ portfolio securities is available in the Pear Tree Funds’ Statement of Additional Information.

MANAGEMENT OF PEAR TREE FUNDS

Pear Tree Advisors, Inc., 55 Old Bedford Road, Suite 202, Lincoln, MA 01773 (the “Manager”) is responsible for day-to-day management of the business and affairs of the Pear Tree Funds subject to oversight by the Board.
The Manager
The Manager is a privately held financial services firm providing Management and administrative services and facilities to the Pear Tree Funds. As of June 30, 2019, the Manager had approximately $5.1 billion in assets under management.
The Manager may, subject to the approval of the Trustees, choose the investments of the Pear Tree Funds itself or select sub-advisers (each, a “Sub-Adviser”) to execute the day-to-day investment strategies of the Pear Tree Funds. Other than the Quality Fund, the Manager currently employs the Sub-Advisers to make the investment decisions and portfolio transactions for the Pear Tree Funds and supervises the Sub-Advisers’ investment programs. With respect to the Quality Fund, the Manager selects the target portfolio, and the Sub-Adviser assists the Manager in implementing changes in the portfolio.
The Pear Tree Funds and the Manager have received an exemptive order from the Securities and Exchange Commission that permits the Manager, subject to certain conditions, to enter into or amend an advisory contract with unaffiliated Sub-Advisers with respect to any Pear Tree Fund without obtaining shareholder approval. With Trustees approval, the Manager may employ a new unaffiliated Sub-Adviser for the Pear Tree Fund, change the terms of the advisory contract with an unaffiliated Sub-Adviser, or enter into new advisory contracts with a Sub-Adviser. The Manager retains ultimate responsibility to oversee the Sub-Advisers to the Pear Tree Funds and to recommend their hiring, termination, and replacement. Shareholders of the Pear Tree Fund continue to have the right to terminate the advisory contract applicable to the Pear Tree Fund at any time by a vote of the majority of the outstanding voting securities of the Pear Tree Fund. Shareholders will be notified if the Sub-Adviser is removed or replaced or if there has been any material amendment to an advisory contract.
The Sub-Advisers and Portfolio Management
The Sub-Advisers provide portfolio management and related services to each Pear Tree Fund, including trade execution.
The Statement of Additional Information provides additional information about each portfolio manager’s compensation, other accounts managed by each portfolio manager and each portfolio manager’s ownership of shares of his or her Fund.
Pear Tree Quality Fund
Sub-Adviser Chartwell Investment Partners, LLC (“Chartwell”), 1205 Westlakes Drive, Suite 100, Berwyn, Pennsylvania 19312 serves as the Sub-Adviser to Pear Tree Quality Fund. As of June 30, 2019, Chartwell had approximately $9.5 billion in assets under management. The Manager determines the target portfolio as well as the actual composition of the Quality Fund portfolio. The following Chartwell employee serves as the portfolio manager to Quality Fund and in that capacity, is responsible for assisting the Manager in implementing portfolio changes.
Portfolio manager	Portfolio manager experience in this Fund	Primary title(s) with Sub-Adviser, primary role and investment experience
Mark D. Tindall, CFA	Since 2011*	Portfolio Manager Investment professional since 1999
*
Served as portfolio manager with Quality Fund's previous sub adviser.

Pear Tree Axiom Emerging Markets World Equity Fund
Sub-Adviser Axiom International Investors, LLC. (“Axiom”), 33 Benedict Place, Greenwich, Connecticut 06830, serves as the Sub-Adviser to Emerging Markets Fund. As of June 30, 2019, Axiom had approximately $12.3 billion in assets under management in portfolios of institutional clients. The portfolio managers for Emerging Markets Fund are jointly and primarily responsible for the portfolio management of the Emerging Markets Fund.

Pear Tree Axiom Emerging Markets World Equity Fund
Portfolio manager	Portfolio manager experience in these Funds	Primary title(s) with Sub-Adviser, primary role and investment experience
Andrew Jacobson, CFA	Emerging Markets Fund since 2018	CEO/ Chief Investment Officer, Founder and Lead Portfolio Manager Investment professional since 1987
Christopher Lively, CFA	Emerging Markets Fund since 2018	Managing Director/Portfolio Manager, Co-Portfolio Manager Investment professional since 1986
Jose Gerado Morales, CFA	Emerging Markets Fund since 2018	Senior Vice President/Portfolio Manager, Co-Portfolio Manager Investment professional since 1988
Pear Tree Polaris Small Cap Fund, Pear Tree Polaris Foreign Value Fund and Pear Tree Polaris Foreign Value Small Cap Fund
Sub-Adviser Polaris Capital Management, LLC (“Polaris”), 121 High Street, Boston, Massachusetts 02110, serves as the Sub-Adviser to Small Cap Fund, Foreign Value Fund and Foreign Value Small Cap Fund. As of June 30, 2019, Polaris had approximately $13.4 billion in assets under management for institutional clients and affluent individuals.
The portfolio managers for each of Small Cap Fund, Foreign Value Fund and Foreign Value Small Cap Fund are jointly and primarily responsible for the portfolio management of that Fund.
Portfolio manager	Portfolio manager experience in these Funds	Primary title(s) with Sub-Adviser, primary role and investment experience
Bernard R. Horn, Jr.
Small Cap Fund since 2015; Lead Portfolio Manager
Foreign Value Fund since 1998 (Fund inception); Lead Portfolio Manager
Foreign Value Small Cap Fund since 2008 (Fund inception); Lead Portfolio Manager
President and Chief Investment Officer since 1998. Founder and Portfolio Manager since 1995. Investment professional since 1980.
Sumanta Biswas, CFA	Small Cap Fund since 2015 Foreign Value Fund since 2004 Foreign Value Small Cap Fund since 2008 (Fund inception) Assistant Portfolio Manager
Vice President and Assistant Portfolio Manager since 2004.
Investment professional since 1996; 1996 to 2000 as an officer for the Securities and Exchange Board of India; in 2001 as an intern for Delta Partners; 2002 to 2004 as an Analyst for Polaris.

Bin Xiao, CFA	Small Cap Fund since 2015 Foreign Value Fund since 2008 Foreign Value Small Cap Fund since 2008
Assistant Portfolio Manager since 2012
Analyst with Polaris since 2006.
Internship at HSBC Global Investment Banking in 2005, internship at Polaris in 2004/2005. 2002 to 2004 as a software architect and project manager at PNC Financial Service Group (PFPC), following positions as an information systems engineer and software engineer at Vanguard Group and RIT Research Corporation respectively. MBA MIT’s Sloan School of Management 2006; M.S. degree computer science Rochester Institute of Technology 2000; undergraduate degree Beijing Institute of Technology in China in 1998.

Portfolio manager	Portfolio manager experience in these Funds	Primary title(s) with Sub-Adviser, primary role and investment experience
Jason M. Crawshaw	Small Cap Fund since 2016 Foreign Value Fund since 2017 Foreign Value Small Cap Fund since 2017
Assistant Portfolio Manager since 2015.
Analyst with Polaris since 2014.
Investment professional since 1994; 1994 to 1996, First Corp Merchant Bank, Equity Analyst for internal, hedge fund; 1996 to 1997, Coronation Securities, Equity Analyst/Assistant Portfolio Manager for internal hedge fund; 1998 to 2001, Equinox Holdings, Portfolio Manager for long/short small cap equity portfolio; 2002 to 2006, Brait Specialized Funds, Portfolio Manager for long/short small cap equity portfolio; 2007 to 2013, Liberty Square Asset Management, Managing Director and Portfolio Manager for boutique international hedge fund/asset manager.

Pear Tree PNC International Small Cap Fund
Sub-Adviser PNC Capital Advisors LLC, ("PNC Capital Advisors"), One East Pratt Street, Fifth Floor-East, Baltimore, Maryland 21202 serves as the Sub-Adviser to International Small Cap Fund. As of June 30, 2019, the Sub-Adviser had approximately $54.3 billion in assets under management. Mr. Martin Schulz in the Lead Portfolio Manager responsible for the day-to-day management of International Small Cap Fund.
Portfolio manager	Portfolio manager experience in this Fund	Primary title(s) with Sub-Adviser, primary role and investment experience
Martin C. Schulz	Since 2019	Managing Director International Equity Investment professional since 1995 Lead Portfolio Manager of International Small Cap Fund
Calvin Y. Zhang	Since 2019	Senior Analyst/ Portfolio Manager Investment professional since 2004
Management and Sub-Advisory Fees
As compensation for services rendered for fiscal year ended March 31, 2019, each Pear Tree Fund paid the Manager as follows.
	Average Daily Net Assets of the Fund	Contractual Investment Advisory Fee (%) (annual rate)	Actual Advisory Fee Rate
All Funds (excluding Small Cap Fund & International Small Cap Fund)	All	1.00%	1.00%
Small Cap Fund	All	0.80%	0.80%*
International Small Cap Fund	All	0.90%	0.90%
*
Prior to January 1, 2015, the sub-advisory fee payable to the Sub-Adviser to Small Cap Fund was based on a rate of 1.00% of the average daily net assets of that fund.

Sub-Advisory Fees
From the management fee, the Manager pays the expenses of providing investment advisory services to the Pear Tree Funds, including the fees of the Sub-Advisers of each individual Pear Tree Fund.
Trustee Approval
The Pear Tree Funds’ Semi-Annual Report for the semi-annual period ended September 30, 2018 contains a discussion of the factors considered by the Trustee and their conclusions in approving the management agreement and current sub-advisory agreement for each Pear Tree Fund, other than Emerging Markets Fund and International Small Cap Fund. The Pear Tree Annual Report for the period ended March 31, 2019 contains a discussion of the factors considered by the Trustees and their conclusions in approving the management agreement and sub-advisory agreement for each of the Emerging Markets Fund and International Small Cap Fund.

Fee Waivers/Expense Limitation
Pear Tree Quality Fund The Manager has agreed until July 31, 2020 to waive such portion of the management fees that it would otherwise receive under its agreement with Pear Tree Funds for serving as investment manager to Quality Fund, such that the aggregate management fee that the Manager would receive during the waiver period for serving as the investment manager of Quality Fund would be calculated using (a) an annual rate of 0.75 percent for the first $125 million of Quality Fund’s net assets, and (b) an annual rate of 0.50 percent for Quality Fund’s net assets in excess of  $125 million. This fee waiver only may be terminated with the approval of the Trustees. For the year ended March 31, 2019, the Manager waived fees in the aggregate amount of $442,445.
Pear Tree Axiom Emerging Markets World Equity Fund The Manager has agreed until July 31, 2020 to waive such portion of the management fees that it would otherwise receive under its agreement with Pear Tree Funds for serving as investment manager to Emerging Markets Fund, such that the aggregate management fee that the Manager would receive during the waiver period for serving as the investment manager of Emerging Markets Fund would be calculated using (a) an annual rate of 0.78 percent if Emerging Markets Fund’s net assets are up to $300 million, (b) an annual rate of 0.83 percent if Emerging Markets Fund’s net assets are between $300 million and $600 million, and (c) an annual rate of 0.88 percent if Emerging Markets Fund’s net assets are in excess of  $600 million. This fee waiver only may be terminated with the approval of the Trustees.
The Manager also has contractually agreed until July 31, 2020 to reimburse such portion of the expenses of Emerging Markets Fund attributable to R6 Shares such that “Total Annual Fund Operating Expenses after Fee Waiver and/or Expense Reimbursement” with respect to R6 Shares is not greater than 0.99 percent of Emerging Markets Fund’s net assets attributable to R6 Shares. This expense reimbursement agreement does not permit the Manager to recoup any amounts reimbursed by the Manager, and it only may be terminated with the approval of the Trustees. The aggregate expenses of Emerging Markets Fund with respect to Ordinary and Institutional Shares remain unchanged.
For the fiscal year ended March 31, 2019, the Manager waived fees in the aggregate amount of $208,318.
Pear Tree Polaris Foreign Value Fund; Pear Tree Polaris Foreign Value Small Cap Fund The Manager has contractually agreed until July 31, 2020 to waive such portion of the management fees that it would otherwise receive under its agreement with Pear Tree Funds for serving as investment manager to each of Foreign Value Fund and Foreign Value Small Cap Fund such that the aggregate management fee that the Manager would receive during the waiver period for serving as the investment manager of each of Foreign Value Fund and Foreign Value Small Cap Fund would be calculated using an annual rate of 0.90 percent of the Fund’s net assets. This fee waiver with respect to either Fund only may be terminated with the approval of the Trustees.
For the fiscal year ended March 31, 2019, the Manager waived fees in the aggregate amount of  $ 4,191,296.
Pear Tree Polaris Foreign Value Fund The Manager has contractually agreed until July 31, 2020 to reimburse such portion of the expenses of Foreign Value Fund attributable to R6 Shares such that “Total Annual Fund Operating Expenses after Fee Waiver and/or Expense Reimbursement” with respect to R6 Shares is not greater than 0.94 percent of Foreign Value Fund’s net assets attributable to R6 Shares. This expense reimbursement agreement does not permit the Manager to recoup any amounts reimbursed by the Manager, and it only may be terminated with the approval of the Trustees.
For the fiscal year ended March 31, 2019 the Manager waived fees with respect to all share classes in the aggregate amount of  $96,714.
Pear Tree PNC International Small Cap Fund There are currently no agreements to waive International Small Cap Fund management fees or reimburse International Small Cap Fund expenses.
All Funds The Manager, in its capacity as transfer agent to Pear Tree Funds, has contractually agreed until July 31, 2020 to waive such portion of the fees that it would otherwise receive for serving as transfer agent under its agreement with Pear Tree Funds such that the aggregate transfer agent fee with respect to Institutional Shares of each Fund would be calculated using an annual rate of 0.04 percent of the Fund’s net assets attributable to its Institutional Shares. This fee waiver with respect to any Fund only may be terminated with the approval of the Trustees. This fee waiver does not apply to Ordinary Shares or R6 Shares of any Pear Tree Fund.
For the fiscal year ended March 31, 2019, the Manager waived fees in the aggregate amount of  $3,370,957.

No Recoupment With respect to each expense reimbursement or fee waiver agreement described above, the Manager does not have the right to recoup from the applicable Pear Tree Fund amounts that it has waived or reimbursed under that agreement.
Distributor and Distribution Plan
U.S. Boston Capital Corporation (the “Distributor”) is the distributor (or principal underwriter) of all Pear Tree Fund’s shares.
Each Pear Tree Fund has adopted a distribution plan under Rule 12b-1 to pay for the marketing and distribution of the Fund’s Ordinary Shares and for services provided to shareholders of the Fund’s Ordinary Shares as described above. Rule 12b-1 fees are paid out of the Fund’s assets on an on-going basis, which will increase the cost of your investment and cost more than other types of sales charges. The distribution fee is not directly tied to the Distributor’s expenses. If the Distributor’s expenses exceed the Distributor’s fee, the Fund is not required to reimburse the Distributor for the excess expenses; if the Distributor’s fee exceeds the Distributor’s expenses, the Distributor may realize a profit.
Additional Payments to Financial Intermediaries. The Manager and its affiliates (including the Distributor) may make payments to certain financial intermediaries that sell Ordinary and Institutional Pear Tree Fund shares for certain administrative services, including record keeping and sub-accounting shareholder accounts, to the extent that the Pear Tree Funds do not pay for these costs directly. They also may make payments to certain financial intermediaries that sell Ordinary and Institutional Pear Tree Fund shares in connection with client account maintenance support, statement preparation and transaction processing. The types of such payments may include payment of ticket charges per purchase or exchange order placed by a financial intermediary, payment of networking fees in connection with certain mutual fund trading systems, or one-time payments for ancillary services such as setting up funds on a financial intermediary’s mutual fund trading system.
The Manager and its affiliates also may make payments, out of their own assets based on sales or assets attributable to the intermediary, or such other criteria agreed to by the Manager. Such payments will not impact the total operating expenses of any Pear Tree Fund. The intermediaries to which payments may be made are determined by the Manager. These payments, often referred to as “revenue sharing payments,” may be in addition to other payments such as Rule 12b-1 fees and may provide an incentive, in addition to any sales charge, to these firms to actively promote the Pear Tree Funds or to provide marketing or service support to the Pear Tree Funds. In some circumstances, these payments may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of a Pear Tree Fund. Please contact your financial intermediary for details about revenue sharing payments it may receive.
No dealer compensation is paid from fund assets on sales of R6 Shares. R6 Shares do not carry sales commissions, pay Rule 12b-1 fees, or make payments to financial intermediaries to assist in the Distributor’s efforts to promote the sale of Pear Tree Fund shares. Neither the Manager nor its affiliates make any type of administrative or service payments in connection with investments in R6 Shares.

SHARE CLASS ELIGIBILITY

Each Pear Tree Fund offers three classes of shares: Ordinary Shares, Institutional Shares, and R6 Shares. All Pear Tree Fund shares are offered without any sales charge. Each share class has its own fee structure. Only Ordinary Shares are subject to a 12b-1 plan, which permits a Pear Tree Fund to pay fees for the sale, distribution and service of its Ordinary Shares. As described below, Institutional Shares and R6 Shares generally are available only to limited classes of purchasers.
Your financial representative can help you decide which share class you are eligible to purchase and which is best for you. Please call 1-800-326-2151 for more information.
At this time the Pear Tree Funds do not accept applications for purchases of shares from foreign persons (that is, persons who are not U.S. citizens or resident aliens).
Ordinary Shares
Ordinary Shares of each Pear Tree Fund are available to any person who is a U.S. citizen or resident alien. The minimum initial investment in the Ordinary Shares of each Pear Tree Fund is generally $2,500. However, you may open an account and make an investment of as little as $1,000 if the account:
•
Participates in the Pear Tree Funds’ Automatic Investment Plan;

•
Is for the benefit of a minor in accordance with a Uniform Transfers or Gifts to Minors Act; or

•
Is a traditional or Roth individual retirement account (IRA), Coverdell Education Savings Account, Simplified Employee Pension (SEP-IRA) plan, Salary Reduction Simplified Employee Pension (SARSEP) plan, Savings Incentive Match Plan for Employees Individual Retirement Accounts (SIMPLE IRA), 529 college savings plan, or a Keogh Plan (HR-10).

Each Pear Tree Fund, at its sole discretion, may waive these minimum initial amounts for one or more investors. You may make subsequent purchases in any amount, although Pear Tree Funds, at its discretion, reserves the right to impose a minimum on subsequent purchases at any time.
Class Cost Structure
•
No sales charge applies; all of your money goes to work for you right away

•
Subject to a distribution (12b-1) fee of 0.25 percent

•
Transfer agency and fund administration fees contemplate that the Manager or an affiliate may have to make administrative or service payments to financial intermediaries

Institutional Shares
Institutional Shares are offered to investors who meet eligibility and minimum investment amount requirements. The minimum initial investment amount may be invested in one or more of the Pear Tree Funds. Pear Tree Funds, at its sole discretion, may accept investments in an aggregate amount of at least $1 million from other classes of investors. In addition, Pear Tree Funds, in its sole discretion, may waive or lower minimum investment amount requirements with respect to any investor. There is no minimum additional investment amount.
Class Cost Structure
•
No sales charge applies; all of your money goes to work for you right away

•
No distribution (12b-1) fee applies

•
Transfer agency and fund administration fees contemplate that the Manager or an affiliate may have to make administrative or service payments to financial intermediaries

Minimum Initial Investment	Eligible Classes of Institutional Share Investors
$1 million or more in at least one Pear Tree Fund account
•
Any employee benefit plan with at least $10,000,000 in plan assets and 200 participants, that either has a separate trustee vested with investment discretion and certain limitations on the ability of plan beneficiaries to access its plan investments without incurring adverse tax consequences or which allows its participants to select among one or more investment options, including one or more Pear Tree Funds.

•
A bank or insurance company purchasing shares for its own account.

•
An insurance company separate account.

•
A bank, trust company, credit union, savings institution or other depository institution, its trust department or a common trust fund purchasing for non-discretionary customers or accounts.

Minimum Initial Investment	Eligible Classes of Institutional Share Investors
$1 million or more aggregated in one or more Pear Tree Fund accounts
•
A private foundation that meets the requirements of Section 501(c)(3) of the Internal Revenue Code.

•
An endowment or organization that meets the requirements of Section 509(a)(1) of the Internal Revenue Code.

•
A family trust, testamentary trust or other similar arrangement purchasing Institutional Shares through or upon the advice of a single fee-paid financial intermediary other than the Manager or Distributor.

Provided, that the investor is purchasing Pear Tree Fund shares through a broker/dealer pursuant to an agreement with the Distributor.
None
•
A mutual fund wrap program that offers allocation services, charges an asset-based fee to its participants for asset allocation and/or offers advisory services, and meets trading and operational requirements under an agreement with the Distributor or authorized clearing entity; You should ask your investment firm if it offers and you are eligible to participate in such a mutual fund program and whether participation in the program is consistent with your investment goals. The intermediaries sponsoring or participating in these mutual fund programs also may offer their clients other classes of shares of the Pear Tree Funds and investors may receive different levels of services or pay different fees depending upon the class of shares included in the program. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class. Neither the Pear Tree Fund, nor the Manager, nor the Distributor receives any part of the separate fees charged to clients of such intermediaries.

•
A registered investment adviser that charges an asset-based investment advisory fee for its investment advisory services and is purchasing Pear Tree Fund shares on behalf of its investment advisory clients.

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A state, county, city, or any instrumentality, department, authority, or agency of one of these types of entities, or a trust, pension, profit-sharing or other benefit plan for the benefit of the employees of one of these types of entities, provided that the investor is prohibited by applicable law from paying a sales charge or commission when it purchases shares of any registered investment management company; or

•
An officer, partner, trustee, director, or employee of Pear Tree Funds, any affiliate of Pear Tree Funds, and Sub-Adviser, and any affiliate of any Sub-Adviser (a “Fund Employee”), the spouse or child of a Fund Employee, a Fund Employee acting as custodian for a minor child, any trust, pension, profit-sharing or other benefit plan for the benefit of a Fund Employee or spouse and maintained by one of the above entities, the employee of a broker-dealer with whom the Distributor has a sales agreement or the spouse or child of such employee.

R6 Shares
R6 Shares are offered to investors who meet eligibility and minimum investment amount requirements. The minimum initial investment amount may be invested in one or more of the Pear Tree Funds. Pear Tree Funds, at its sole discretion, may accept investments in an aggregate amount of at least $100,000 from other classes of investors. In addition, Pear Tree Funds, in its sole discretion, may waive or lower minimum investment amount requirements with respect to any investor. There is no minimum additional investment amount.
Class Cost Structure
•
No sales charge applies; all of your money goes to work for you right away

•
No distribution (12b-1) fee applies

•
Transfer agency and fund administration fees less than similar fees applied to Ordinary and Institutional Shares; the Manager or an affiliate is not expected to make administrative or service payments to financial intermediaries

Minimum Initial Investment	Eligible Classes of R6 Share Investors
$100,000 or more in at least one Pear Tree Fund account
•
A qualified defined contribution plan or nonqualified, tax advantaged deferred compensation retirement (457) plan that allows its participants to select among one or more investment options, including one or more Pear Tree Funds.

•
A defined benefit plan, endowment, foundation, investment company, corporation, insurance company, trust company, or other type of institutional investor.

Minimum Initial Investment	Eligible Classes of R6 Share Investors
None
•
A Fund Employee, the spouse or child of a Fund Employee, a Fund Employee acting as custodian for a minor child, any trust, pension, profit-sharing or other benefit plan for the benefit of a Fund Employee or spouse and maintained by one of the above entities, the employee of a broker-dealer with whom the Distributor has a sales agreement or the spouse or child of such employee.

HOW TO PURCHASE

Making an Initial Investment
You must provide the Pear Tree Funds with a completed Account Application for all initial investments, a copy of which may be obtained by calling 1-800-326-2151, or online at www.peartreefunds.com.
Transaction Privileges. If you wish to have telephone exchange or telephone redemption privileges for your account, you must elect these options on the Account Application. You should carefully review the Application and particularly consider the discussion in this Prospectus regarding the Pear Tree Funds’ policies on exchanges of Fund shares and processing of redemption requests. Some accounts, including IRA accounts, require a special Account Application. See Investment Through Tax Deferred Retirement Plans. For further information, including assistance in completing an Account Application, call the Pear Tree Funds’ toll-free number 1-800-326-2151. Generally, shares may not be purchased by facsimile request or by electronic mail.
Identity Verification, including USA Patriot Act and Anti-Money Laundering (AML) Restrictions. To help the government fight the funding of terrorism and money laundering activities, the USA Patriot Act and other federal law requires all financial institutions, including the Pear Tree Funds’ distributor, to obtain, verify and record information that identifies each person who opens an account. Federal law also requires the Pear Tree Funds to implement policies and procedures reasonably designed to prevent, detect and report money laundering and other illegal activity. When you open an account, you will need to supply your name, address, date of birth, and other information that will allow the Pear Tree Fund to identify you. The Pear Tree Funds, consistent with applicable federal law, may redeem your shares and close your account; suspend, restrict or cancel purchase and redemption orders; process redemption requests and withhold your proceeds; and take other action if it is unable to verify your identity within a reasonable time or conduct required due diligence on your account or as otherwise permitted by its anti-money laundering policies and procedures. If your account must be closed, your redemption price will be the net asset value on the date of redemption.
Investments by Check. You may purchase shares of the Pear Tree Funds by sending a check payable in U.S. dollars to the Pear Tree Funds specifying the name(s) of the Pear Tree Fund(s) and amount(s) of investment(s), together with the appropriate Account Application (in the case of an initial investment) to:
Pear Tree Funds
Attention: Transfer Agent
55 Old Bedford Road, Suite 202
Lincoln, Massachusetts 01773
If you buy shares with a check that does not clear, your account may be subject to extra charges to cover collection costs. Third-party checks, cashier’s checks and money orders will not be accepted. Purchases made by check must wait up to fifteen days prior to being liquidated, unless they clear prior to that time.
Minimum Account Size
Each Pear Tree Fund requires that you maintain a minimum account size, currently 50 shares for Ordinary Shares and Institutional Shares. If you hold fewer than the required minimum number of shares in your account, the Pear Tree Fund reserves the right to notify you that it intends to sell your shares and close your account. You will be given 30 days from the date of the notice to make additional investments to avoid having your shares sold and your account closed. This policy does not apply to R6 Shares and accounts of certain qualified retirement plans.
Automatic Investment Plan
You may participate in the Automatic Investment Plan for the Pear Tree Funds by completing the appropriate section of the Account Application and enclosing a minimum investment of  $1,000 per Fund. You must also authorize an automatic withdrawal of at least $100 per account from your checking or similar account each month to purchase shares of a Pear Tree Fund. You may cancel the Plan at any time, but your request must be received two business days before the next automatic withdrawal (generally the 20th of each month) to become effective for that withdrawal. Requests received fewer than two business days before a scheduled withdrawal will take effect with the next scheduled withdrawal. The Pear Tree Funds or the Transfer Agent may terminate the Automatic Investment Plan at any time.

Investments by Wire
If you wish to buy shares by wire, please contact the Transfer Agent at 1-800-326-2151 or your dealer or broker for wire instructions. For new accounts, you must provide a completed Account Application before, or at the time of, payment. To ensure that a wire is credited to the proper account, please specify your name, the name(s) of the Pear Tree Fund(s) and class of shares in which you are investing, and your account number. A bank may charge a fee for wiring funds.
Subsequent Investments
If you are buying additional shares in an existing account, you should identify the Pear Tree Fund and your account number. If you wish to make additional investments in more than one Fund, you should provide your account numbers and identify the amount to be invested in each Pear Tree Fund. You may pay for all purchases with a single check. There are no minimum investment requirements applicable for subsequent investments any class of shares of any Pear Tree Fund.
Investments through Tax-Deferred Retirement Plans
Pear Tree Funds are available for investment through various tax-deferred retirement vehicles. Please call 1-800-326-2151 for assistance. These types of investments may be subject to specific fees.
Confirmation Statements
The transfer agent maintains an account for each investment firm or individual shareholder and records all account transactions. You will be sent confirmation statements showing the details of your transactions as they occur.

HOW TO EXCHANGE

You can exchange all or a portion of your shares between Funds within the same class, subject to the applicable minimum. You may not exchange from one class of shares to another class of shares of the same or a different Fund unless you also meet the requirements of the share class into which you want to exchange your existing shares. There is no fee for exchanges.
The exchange privilege is available only in states where shares of the shares of the Pear Tree Fund being acquired may legally be offered and sold. Not all Pear Tree Funds, and not all share classes of a Pear Tree Fund, may be registered in all states.
Exchanges might produce a gain or loss, as the case may be, for tax purposes.
You can make exchanges in writing or by telephone, if applicable. Exchanges will be made at the net asset values per share of the shares being exchanged next determined after the exchange request is received in good order by Pear Tree Funds. If exchanging by telephone, you must call prior to the close of regular trading on the NYSE (ordinarily 4:00 p.m., Eastern time). The Transfer Agent will only honor a telephone exchange if you have elected the telephone exchange option on your Account Application.
Generally, shares will not be exchanged by facsimile request or by electronic mail.

HOW TO REDEEM

Written Request for Redemption
You can redeem all or any portion of your shares by submitting a written request for redemption signed by each registered owner of the shares exactly as the shares are registered. The request must clearly identify the account number and the number of shares or the dollar amount to be redeemed.
If you redeem more than $100,000, or request that the redemption proceeds be paid to someone other than the shareholder of record, or sent to an address other than the address of record, your signature must be guaranteed. The use of signature guarantees is designed to protect both you and the Pear Tree Funds from the possibility of fraudulent requests for redemption.
Generally, shares will not be redeemed by facsimile request or by electronic mail.
Requests should be sent to:
Pear Tree Funds
Attention: Transfer Agent
55 Old Bedford Road, Suite 202
Lincoln, Massachusetts 01773
Telephone Redemption
If you have elected the telephone redemption option on your Account Application, you can redeem your shares by calling the Transfer Agent at 1-800-326-2151 provided that you have not changed your address of record within the last thirty days. You must make your redemption request prior to the close of regular trading on the NYSE (ordinarily 4:00 p.m., Eastern time). Once you make a telephone redemption request, you may not cancel it. The Pear Tree Funds, the Manager, the Distributor, and the Transfer Agent will not be liable for any loss or damage for acting in good faith on exchange or redemption instructions received by telephone reasonably believed to be genuine. The Pear Tree Funds employ reasonable procedures to confirm that instructions communicated by telephone are genuine. It is the Pear Tree Funds’ policy to require some form of personal identification prior to acting upon instructions received by telephone, to provide written confirmation of all transactions effected by telephone, and to mail the proceeds of telephone redemptions only to the redeeming shareholder’s address of record.
Automatic Withdrawal Plan
You may request withdrawal of a specified dollar amount (a minimum of  $100) on either a monthly, quarterly or annual basis. You may establish an Automatic Withdrawal Plan by completing the Automatic Withdrawal Form, which is available by calling 1-800-326-2151. You may stop your Automatic Withdrawal Plan at any time. Additionally, the Pear Tree Funds or the Transfer Agent may choose to stop offering the Automatic Withdrawal Plan.
You can directly redeem shares of a Pear Tree Fund by written request, by telephone (if elected in writing) and by automatic withdrawal. Redemptions will be made at the per share net asset value of such shares next determined after the redemption request is received in good order by the Pear Tree Fund.
Good order means that:
•
You have provided adequate instructions

•
There are no outstanding claims against your account

•
There are no transaction limitations on your account

Medallion Signature Guarantees and Other Requirements
You are required to obtain a medallion signature guarantee when you are:
•
Requesting certain types of transfers or exchanges or sales of fund shares in excess of  $100,000

•
Requesting a redemption within 30 days of changing your account registration or address

•
Requesting a redemption, exchange or transfer to someone other than the account owner(s).

Please call 1-800-326-2151 if you have questions on whether a signature guarantee is needed.
You can obtain a signature guarantee from most broker-dealers, banks, credit unions (if authorized under state law) and federal savings and loan associations. You cannot obtain a signature guarantee from a notary public.
The Transfer Agent will accept redemption requests only on days the NYSE is open. The Transfer Agent will not accept requests for redemptions that are subject to any special conditions or which specify a future or past effective date, except for certain notices of redemptions exceeding $250,000 (see Payment of Redemption Amount).
Payment of Redemption Proceeds
The Pear Tree Funds normally will send redemption proceeds on the second business day after your request is received and in good order and processed, but in any event within seven days, regardless of the method the Pear Tree Funds uses to make such payment. However, if the shares to be redeemed represent an investment made by check or through the Automatic Investment Plan, the Pear Tree Funds reserve the right to hold the redemption check for up to fifteen days until monies have been collected by the Pear Tree Fund from the customer’s bank.
The Pear Tree Funds may suspend this right of redemption and may postpone payment for more than seven days only when the NYSE is closed for other than customary weekends and holidays, or if permitted by the rules of the Securities and Exchange Commission during periods when trading on the NYSE is restricted or during any emergency which makes it impracticable for the Pear Tree Funds to dispose of their securities or to determine fairly the value of their net assets, or during any other period permitted by order of the Securities and Exchange Commission.
Under normal circumstances, a Pear Tree Fund would expect to meet most redemption requests using cash in its portfolio, or selling portfolio assets to generate cash. For redemptions in amounts in excess of  $250,000, or 1 percent of a Pear Tree Fund’s net assets, whichever is less, each Pear Tree Fund reserves the right to pay redemptions proceeds in-kind, that is, by distributing to the redeeming shareholder portfolio securities rather than cash.
During periods of stressed market conditions, a significant portion of each Pear Tree Fund portfolio has comprised, and Pear Tree Funds would continue to expect that it would comprise, mostly liquid securities (that is, securities that could be sold at the prices then used in determining the Pear Tree Fund’s net asset value). At such times, each Pear Tree Fund would continue to meet redemption requests using available cash or the cash proceeds from the sale of liquid securities. If, however, a significant portion of a Pear Tree Fund’s portfolio were to comprise illiquid investments or investments that have extended settlement periods, the Pear Tree Fund would likely limit cash redemptions and pay redemption proceeds in kind.

CALCULATION OF NET ASSET VALUE

You may purchase shares of each class of a Pear Tree Fund at the per share net asset value of shares of such class next determined after your purchase order is received in good order by the Pear Tree Fund. The price at which a purchase or redemption is effected is based on the next calculation of net asset value after an order is placed. Orders received prior to the close of regular trading on the New York Stock Exchange (“NYSE”) (ordinarily 4:00 p.m., Eastern time), will receive that day’s closing price. The Pear Tree Funds will accept orders for purchases of shares on any day on which the NYSE is open for regular trading. The offering of shares of the Pear Tree Funds, or of any particular Fund, may be suspended from time to time, and the Pear Tree Funds reserve the right to reject any specific order.
Net asset value for one Fund share is the value of that share’s portion of all of the net assets in the Pear Tree Fund. Each Pear Tree Fund calculates its net asset value by adding the value of the Pear Tree Fund’s investments, cash, and other assets, subtracting its liabilities, and then dividing the result by the number of shares outstanding.
Net asset value per share of each class of shares of a Pear Tree Fund will be determined as of the close of regular trading on the NYSE (ordinarily 4:00 p.m., Eastern time) on each day on which the NYSE is open for regular trading. Currently, the NYSE is closed Saturdays, Sundays, and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, the Fourth of July, Labor Day, Thanksgiving and Christmas.
In determining a Pear Tree Fund’s net asset value for purposes of selling, redeeming and exchanging Pear Tree Fund shares, as well as for complying with limitations on portfolio holdings (including any requirement that the Pear Tree Fund invests at least 80 percent of the value of its assets in specific types of securities), Pear Tree Fund assets are valued primarily on the basis of market quotations, valuations provided by independent pricing services or, if quotations are not readily available or the market value has been materially affected by events occurring after the closing of an exchange or market and before the calculation of a Pear Tree Fund’s net asset value (e.g., a significant event), at fair value as determined in good faith in accordance with procedures approved by the Trustees of the Pear Tree Funds. Significant events which may materially affect market values may include a halt in trading for an individual security, significant fluctuations in domestic or foreign markets, or the unexpected close of a securities exchange or market as a result of natural disaster, an act of terrorism or significant governmental action.
For certain securities, where no sales have been reported, a Pear Tree Fund may value such securities at the last reported bid price. Short-term investments that mature in sixty-days (60) or less are valued at amortized cost. Derivatives are valued using their present market value or fair value (i.e., “marked-to-market”) rather than their notional value.
Emerging Markets Fund, Foreign Value Fund and Foreign Value Small Cap Fund hold most of their assets in securities that are primarily listed and traded on a foreign exchange. Because foreign markets may be open at different times than the NYSE, the value of a Pear Tree Fund’s shares may change on days when shareholders are not able to buy or sell them. Many securities markets and exchanges outside the U.S. close before the close of the NYSE and before the time the net asset value for a Pear Tree Fund is calculated. Occasionally, events affecting the value of foreign securities or currencies may occur between the close of the market on which the security trades and the close of the NYSE which will not be reflected in the computation of a Pear Tree Fund’s net asset value. If events materially affecting the value of a Pear Tree Fund’s securities occur during such a period, then such securities may be valued at their fair value as determined in good faith in accordance with procedures approved by the Trustees.

SHAREHOLDER ACCOUNT POLICIES

Prospectus, Prospectus Updates and Shareholder Reports
For the convenience of Pear Tree Fund shareholders, the Pear Tree Funds maintain copies of the current summary prospectuses as well as the funds’ prospectus, statement of additional information, and most recent annual and semi-annual reports on its website, www.peartreefunds.com. At any time, you may elect to receive copies of all prospectus updates and shareholder reports in electronic format by calling 1-800-326-2151 or otherwise notifying your financial intermediary. Elections to receive reports in electronic format with respect to one Pear Tree Fund will apply to all other Pear Tree Funds held currently or in the future in the same account with the Pear Tree Funds or the financial intermediary.
Beginning January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of each Pear Tree Fund's shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from Pear Tree Funds your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Pear Tree Funds' website, www.peartreefunds.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from Pear Tree Funds or your financial intermediary electronically by calling Pear Tree Funds at 1-800-326-2151, logging into your accounts at www.peartreefunds.com, or by calling your financial intermediary.
You may elect to receive all future reports in paper free of charge. You can inform Pear Tree Funds or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by calling Pear Tree Funds at 1-800-326-2151 or your financial intermediary. If you hold any Pear Tree Funds directly, your election to receive reports in paper will apply to those Pear Tree Funds held directly. If you hold any Pear Tree Funds through a financial intermediary, your election will apply to those Pear Tree Funds you hold through that financial intermediary.
Household Delivery of Fund Documents
The Pear Tree Funds will send a single proxy statement, prospectus and shareholder report to your residence for you and any other member of your household who has an account with the Pear Tree Funds. If you wish to revoke your consent to this practice, you may do so by notifying the Pear Tree Funds, by phone or in writing (see “How to contact us”). The Pear Tree Funds will begin mailing separate proxy statements, prospectuses and shareholder reports to you within 30 days after receiving your notice.
Lost Shareholders, Inactive Accounts and Unclaimed Property.
It is important that the Pear Tree Funds maintain a correct address for each shareholder. An incorrect address may cause a shareholder’s account statements and other mailings to be returned to the Pear Tree Funds. Based upon statutory requirements for returned mail, the Pear Tree Funds will attempt to locate the shareholder or rightful owner of the account. If the Pear Tree Funds is unable to locate the shareholder, then it will determine whether the shareholder’s account can legally be considered abandoned. Your mutual fund account may be transferred to the state government of your state of residence if no activity occurs within your account during the “inactivity period” specified in your state’s abandoned property laws. The Pear Tree Funds is legally obligated to escheat (or transfer) abandoned property to the appropriate state’s unclaimed property administrator in accordance with statutory requirements. The shareholder’s last known address of record determines which state has jurisdiction. Please proactively contact the Transfer Agent toll-free at 1-800-326-2151 at least annually to ensure your account remains in active status.
If you are a resident of the state of Texas, you may designate a representative to receive notifications that, due to inactivity, your mutual fund account assets may be delivered to the Texas Comptroller. Please contact the Transfer Agent if you wish to complete a Texas Designation of Representative form.

Privacy
The Pear Tree Funds have a policy that protects the privacy of your personal information. A copy of the Pear Tree Funds’ privacy notice was given to you at the time you opened your account. The Pear Tree Funds will send you a copy of the privacy notice each year as part of the Annual Report to Shareholders. You may also obtain the privacy notice by calling the transfer agent or through the Pear Tree Funds’ website.
Excessive Trading
Frequent trading into and out of a Pear Tree Fund can disrupt portfolio management strategies, harm a Pear Tree Fund’s performance by forcing the Pear Tree Fund to hold excess cash or to liquidate certain portfolio securities prematurely and increase expenses for all investors, including long-term investors who do not generate these costs. An investor may use short-term trading as a strategy, for example, if the investor believes that the valuation of a Pear Tree Fund’s portfolio securities for purposes of calculating its net asset value does not fully reflect the then current fair market value of those holdings. The Pear Tree Funds investing in foreign securities or small cap securities may have increased exposure to the risks of short-term trading.
Each Pear Tree Fund discourages, and does not take any intentional action to accommodate, excessive and short-term trading practices, such as market timing. Although there is no generally applied standard in the marketplace as to what level of trading activity is excessive, we may consider trading in a Pear Tree Fund’s shares to be excessive for a variety of reasons, such as if:
•
You sell shares within a short period of time after the shares were purchased;

•
You make two or more purchases and redemptions within a short period of time;

•
You enter into a series of transactions that is indicative of a timing pattern or strategy; or

•
We reasonably believe that you have engaged in such practices in connection with other mutual funds.

The Trustees have adopted policies and procedures with respect to frequent purchases and redemptions of Fund shares by Pear Tree Fund investors. Pursuant to these policies and procedures, we monitor selected trades periodically in an effort to detect excessive short-term trading. If we determine that an investor or a client of a broker has engaged in excessive short-term trading that we believe may be harmful to a Pear Tree Fund, we will ask the investor or broker to cease such activity and we will refuse to process purchase orders (including purchases by exchange) of such investor, broker or accounts that we believe are under their control. In determining whether to take such actions, we seek to act in a manner that is consistent with the best interests of each Pear Tree Fund’s shareholders. While we use our reasonable efforts to detect excessive trading activity, there can be no assurance that our efforts will be successful or that market timers will not employ tactics designed to evade detection. If we are not successful, your return from an investment in a Pear Tree Fund may be adversely affected.
Frequently, Pear Tree Fund shares are held through omnibus accounts maintained by financial intermediaries such as brokers and retirement plan administrators, where the holdings of multiple shareholders, such as all the clients of a particular broker, are aggregated. Our ability to monitor trading practices by investors purchasing shares through omnibus accounts is limited and dependent upon the cooperation of the financial intermediary in observing the Pear Tree Funds’ policies.
Each Pear Tree Fund may reject: (i) a purchase or exchange order before its acceptance or (ii) an order prior to issuance of shares. The Pear Tree Fund may also restrict additional purchases or exchanges in an account. Each of these steps may be taken, for any reason, without prior notice, including transactions that a Pear Tree Fund believes are requested on behalf of market timers. Each Pear Tree Fund reserves the right to reject any purchase request by any investor or financial institution if the Pear Tree Fund believes that any combination of trading activity in the account or related accounts is potentially disruptive to the Pear Tree Fund. A prospective investor whose purchase or exchange order is rejected will not achieve the investment results, whether gain or loss, that would have been realized if the order were accepted and an investment made in the Pear Tree Fund. The Pear Tree Funds and their agents may make exceptions to these policies if, in their judgment, a transaction does not represent excessive trading or interfere with the efficient management of a Pear Tree Fund’s portfolio, such as purchases made through systematic purchase plans or payroll contributions.
The Pear Tree Funds may impose further restrictions on trading activities by market timers in the future. The Pear Tree Funds’ prospectus will be amended or supplemented to reflect any material additional restrictions on trading activities intended to prevent excessive trading.

Investing Through a Broker or Other Financial Intermediary
The Pear Tree Funds have authorized one or more brokers or other financial intermediaries to receive on their behalf purchase, exchange, and redemption orders. Such brokers and other financial intermediaries are authorized to designate other intermediates to receive purchase and redemption orders on the Pear Tree Funds’ behalf. Each Pear Tree Fund will be deemed to have received a purchase, exchange or redemption order when an authorized broker or financial intermediary or, if applicable, such person’s designee receives the order. Customer orders will be priced at the applicable Pear Tree Fund’s net asset value next computed after the orders are received by an authorized broker or financial intermediary or such person’s authorized designee. Investors that effect transactions through a broker, financial intermediary or a designee may be charged a fee by the broker, financial intermediary or designee.

OTHER POLICIES

Each Pear Tree Fund reserves the right to:
•
Charge a fee for exchanges or to modify, limit or suspend the exchange privilege at any time without notice. A Pear Tree Fund will provide 60 days’ notice of material amendments to or termination of the exchange privilege.

•
Revise, suspend, limit or terminate the account options or services available to shareholders at any time, except as required by the rules of the Securities and Exchange Commission;

•
Charge a fee for wire transfers of redemption proceeds or other similar transaction processing fees; and

•
Suspend transactions in Pear Tree Fund shares when trading on the NYSE is closed or restricted, when the Securities and Exchange Commission determines an emergency or other circumstance exist that makes it impracticable for the Pear Tree Funds to sell or value their portfolio securities.

DIVIDENDS, DISTRIBUTIONS, AND FEDERAL TAXATION

Dividends and Distributions
Each Pear Tree Fund’s policy is to pay at least annually as dividends substantially all of its net investment income and to distribute annually substantially all of its net realized capital gains, if any, after giving effect to any available capital loss carryover. Normally, distributions are made once a year in December.
All distributions will be automatically reinvested in additional shares of the Pear Tree Fund you own unless you elect to have dividends, capital gains, or both paid by check. If you elect to have dividends, capital gains or both paid by check, you will be sent a check for your dividends, capital gains and other distributions if the total distribution is at least $10. If the distribution is less than ten dollars, it may be automatically reinvested in additional shares of the same class of the Pear Tree Fund you own. All distributions, whether received in shares or by check, are taxable and must be reported by you on your federal income tax returns.
If you elect to receive distributions paid in cash by check and (a) the U.S. Postal Service advises us that it could not deliver your check, or (b) your distribution check remains uncashed for more than six months after the date of issuance, the Pear Tree Funds may elect to cancel your check and in your name invest an amount equal to the amount of the cancelled check in additional shares of the Pear Tree Fund that made the distribution at the current day’s NAV.
Taxes
The tax discussion in this Prospectus is only a summary of certain U.S. federal income tax issues generally affecting each Pear Tree Fund and its shareholders. The following assumes that a Fund’s shares will be treated as capital assets in the hands of each shareholder. Circumstances among investors will vary, so you are encouraged to consult with your own tax advisor regarding the impact of an investment in the Fund with respect to your specific tax situation prior to making an investment in the Fund. Each Pear Tree Fund will distribute all, or substantially all, of its net investment income and net capital gains to its respective shareholders each year. Although no Fund will be taxed on amounts it distributes, most shareholders will be taxed on amounts they receive.
For mutual funds generally, dividends from net investment income (other than qualified dividend income, as described below) and distributions of net short-term capital gains are taxable to shareholders of the fund as ordinary income under federal income tax laws, whether paid in cash or in additional shares. Distributions from net long-term gains recognized by a fund are taxable as long-term taxable gains regardless of the length of time a shareholder has held the shares and whether the distribution is paid in cash or additional shares. All such distributions to certain individuals, trusts and estates may be subject also to the Medicare net investment income tax at a rate of 3.8 percent, depending upon the adjusted gross income of the recipient.
Under current U.S. federal income tax law, distributions of earnings from qualifying dividends received by a Pear Tree Fund from domestic corporations and qualified foreign corporations will be taxable to non-corporate shareholders at the same rate as long-term capital gains, which is currently 20 percent, instead of at the ordinary income rate, provided certain requirements are satisfied.
Distributions, whether received as cash or reinvested in additional shares, may be subject to federal income taxes. Dividends and distributions may also be subject to state or local taxes. Depending on the tax rules in the state in which you live, a portion of the dividends paid by a Pear Tree Fund attributable to direct obligations of the U.S. Treasury and certain agencies may be exempt from state and local taxes.
Selling or exchanging your Fund shares is a taxable event and may result in capital gain or loss. A capital gain or capital loss may be realized from an ordinary redemption of shares or an exchange of shares between two mutual funds. Any capital loss incurred on the sale or exchange of Fund shares held for six months or less will be treated as a long-term loss to the extent of long-term capital gain dividends received with respect to such shares. Additionally, any loss realized on a sale, redemption or exchange of shares of a Pear Tree Fund may be disallowed under “wash sale” rules to the extent the shares disposed of are replaced with other shares of the same Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of the Fund. If disallowed, the loss will be reflected in an adjustment to the tax basis of the shares acquired. You are responsible for any tax liabilities generated by your transactions.
You will be notified after each calendar year of the amount of income, dividends and net capital gains distributed. You will also be advised of the percentage of the dividends from a Pear Tree Fund, if any, that is exempt from federal income tax and the portion, if any, of those dividends that is a tax preference item for purposes of the alternative minimum tax. If you purchase shares of a Pear Tree Fund through a financial intermediary, that entity will provide this information to you.

Each Pear Tree Fund intends to elect to be taxed each year as a regulated investment company. A regulated investment company generally is not subject to tax at the fund level with respect to income and gains from investments that are distributed to shareholders. However, should a Pear Tree Fund fail to qualify as a regulated investment company, it would be subject to taxation at the fund level and therefore, would have less income available for distribution.
Each Pear Tree Fund is required to withhold a legally determined portion, currently 24 percent, of all taxable dividends, distributions and redemption proceeds payable to any non-corporate shareholder that does not provide the Pear Tree Fund with the shareholder’s correct taxpayer identification number or certification that the shareholder is not subject to backup withholding. This is not an additional tax but can be credited against your tax liability. Shareholders that invest in a Pear Tree Fund through a tax-deferred account, such as a qualified retirement plan, generally will not have to pay tax on dividends until they are distributed from the account. These accounts are subject to complex tax rules, and you should consult your tax adviser about investing through such an account.
Foreign Income Taxes. Investment income received by a Pear Tree Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. The U.S. has entered into tax treaties with many foreign countries which would entitle a Pear Tree Fund to a reduced rate of such taxes or exemption from taxes on such income.
If more than 50 percent in value of a Pear Tree Fund’s total assets at the close of any taxable year consists of securities of foreign corporations (which is likely), the Pear Tree Fund may file an election with the Internal Revenue Service (the “Foreign Election”) that may permit you to take a credit (or a deduction) for foreign income taxes paid by the Pear Tree Fund. A Pear Tree Fund may be subject to certain holding period requirements with respect to securities held to take advantage of this credit. If the Foreign Election is made by the Pear Tree Fund, and you choose to use the foreign tax credit, you would include in your gross income both dividends you receive from the Pear Tree Fund and your allocable share of foreign income taxes paid by the Pear Tree Fund. You would be entitled to treat the foreign income taxes paid as a credit against your U.S. federal income taxes, subject to the limitations set forth in the Internal Revenue Code with respect to the foreign tax credit generally. Alternatively, you could treat your allocable share of the foreign income taxes paid by the Pear Tree Fund as an itemized deduction from adjusted gross income in computing taxable income rather than as a tax credit. It is anticipated that each Pear Tree Fund will qualify to make the Foreign Election; however, a Pear Tree Fund cannot be certain that it will be eligible to make such an election or that you will be eligible for the foreign tax credit.
Fund distributions also may be subject to state, local and foreign taxes, which are not addressed in this Prospectus or the Statement of Additional Information.

Financial Highlights

These tables detail the financial performance of each Pear Tree Fund described in this prospectus for each of the past five years, if applicable. These tables include total return information showing how much an investment in an Ordinary Share, Institutional Share or R6 Share of a Pear Tree Fund has increased or decreased each period (assuming reinvestment of all dividends and distributions). Certain information reflects financial results for a single Pear Tree Fund share. No information is provided for R6 Shares of Small Cap Fund or Quality Fund because no shares were not offered or sold during the periods covered by the financial highlights for those Pear Tree Funds below.
The financial statements of each Pear Tree Fund as of March 31, 2019, have been audited by Tait, Weller & Baker LLP, the Pear Tree Funds’ independent registered public accounting firm. The financial highlights for the prior fiscal periods were also audited by Tait, Weller & Baker LLP, whose reports, along with each Pear Tree Fund’s financial statements and related notes, was included in Pear Tree Funds’ annual reports for those periods. Copies of Pear Tree Funds’ most recent annual report and semi-annual report are available upon request.
Pear Tree Polaris Small Cap Fund
FINANCIAL HIGHLIGHTS
(For a share outstanding throughout each period)
	Ordinary Shares
	Years Ended March 31,
	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$25.48	$26.35	$21.61	$24.65	$27.62
Income from Investment Operations:
Net investment income (loss)(a)(b)	0.07 (d)	0.07 (d)	0.06	0.16	0.04
Net realized and unrealized gain/(loss) on securities	0.22	0.68	4.99	(1.59)	(0.37)
Total from Investment Operations	0.29	0.75	5.05	(1.43)	(0.33)
Less Distributions:
Dividends from net investment income	(0.01)	(0.04)	(0.15)	—	(0.20)
Distributions from realized capital gains	(1.79)	(1.58)	(0.16)	(1.61)	(2.44)
Total Distributions	(1.80)	(1.62)	(0.31)	(1.61)	(2.64)
Net Asset Value, End of Period	$23.97	$25.48	$26.35	$21.61	$24.65
Total Return	1.87%	2.75%	23.36%	(5.83)%	(0.36)%
Net Assets, End of Period (000s)	$118,314	$109,341	$109,247	$91,139	$98,084
Ratios and Supplemental Data:
Ratios of expenses to average net assets:(c)
Gross	1.34%	1.35%	1.35%	1.35%	1.50%
Net	1.34%	1.35%	1.35%	1.35%	1.50%
Ratio of net investment income (loss) to average net assets(b)	0.29%	0.25%	0.25%	0.70%	0.17%
Portfolio Turnover	24%	18%	37%	17%	94%

	Institutional Shares
	Years Ended March 31,
	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$30.07	$30.80	$25.19	$28.39	$31.37
Income from Investment Operations:

Net investment income (loss) (a) (b)	0.21 (d)	0.19 (d)	0.14	0.23	0.11
Net realized and unrealized gain/(loss) on securities	0.28	0.79	5.83	(1.82)	(0.39)
Total from Investment Operations	0.49	0.98	5.97	(1.59)	(0.28)
Less Distributions:
Dividends from net investment income	(0.10)	(0.13)	(0.20)	—	(0.26)
Distributions from realized capital gains	(1.79)	(1.58)	(0.16)	(1.61)	(2.44)
Total Distributions	(1.89)	(1.71)	(0.36)	(1.61)	(2.70)
Net Asset Value, End of Period	$28.67	$30.07	$30.80	$25.19	$28.39
Total Return	2.30%	3.10%	23.71%	(5.62)%	(0.11)%
Net Assets, End of Period (000s)	$4,839	$7,395	$7,220	$5,785	$3,761
Ratios and Supplemental Data:
Ratios of expenses to average net assets: (c)
Gross	1.08%	1.10%	1.10%	1.10%	1.28%
Net	0.96%	0.98%	1.10%	1.10%	1.28%
Ratio of net investment income (loss) to average net assets (b)	0.65%	0.62%	0.49%	0.89%	0.36%
Portfolio Turnover	24%	18%	37%	17%	94%
(a)
Per share numbers have been calculated using the average shares method.

(b)
Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets reflect net investment income prior to certain reclassifications for federal income or excise tax purposes.

(c)
Ratios of expenses to average net assets:

•
Gross (total expenses before fee waivers, reimbursements by the investment advisor, and custody earnings credits, if any).

•
Net (total expenses net of fee waivers, reimbursements by the investment advisor, and custody earnings credits, if any).

(d)
Reflects expense waivers/reimbursements and reductions in effect during the period. See Note 3 to the Financial Statements.

Pear Tree Quality Fund
FINANCIAL HIGHLIGHTS
(For a share outstanding throughout each period)
	Ordinary Shares
	Years Ended March 31,
	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$18.83	$17.52	$16.31	$17.47	$18.10
Income from Investment Operations:
Net investment income (loss)(a)(b)(c)	0.14	0.15	0.16	0.15	0.28
Net realized and unrealized gain/(loss) on securities	2.23	2.49	2.04	0.72	1.30
Total from Investment Operations	2.37	2.64	2.20	0.87	1.58
Less Distributions:
Dividends from net investment income	(0.12)	(0.18)	(0.19)	(0.16)	(0.33)
Distributions from realized capital gains	(2.42)	(1.15)	(0.80)	(1.87)	(1.88)
Total Distributions	(2.54)	(1.33)	(0.99)	(2.03)	(2.21)
Net Asset Value, End of Period	$18.66	$18.83	$17.52	$16.31	$17.47
Total Return	14.16%	14.91%	14.04%	5.47%	9.12%
Net Assets, End of Period (000s)	$137,643	$123,781	$112,513	$113,498	$116,104
Ratios and Supplemental Data:
Ratios of expenses to average net assets:(d)
Gross	1.54%	1.54%	1.55%	1.55%	1.54%
Net	1.25%	1.28%	1.30%	1.29%	1.29%
Ratio of net investment income (loss) to average net assets(c)	0.72%	0.81%	0.97%	0.91%	1.52%
Portfolio Turnover	57%	48%	31%	35%	49%
	Institutional Shares
	Years Ended March 31,
	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$20.15	$18.65	$17.30	$18.39	$18.95
Income from Investment Operations:
Net investment income (loss) (a) (b) (c)	0.23	0.24	0.22	0.21	0.35
Net realized and unrealized gain/(loss) on securities	2.40	2.65	2.16	0.76	1.35
Total from Investment Operations	2.63	2.89	2.38	0.97	1.70
Less Distributions:
Dividends from net investment income	(0.18)	(0.24)	(0.23)	(0.19)	(0.38)
Distributions from realized capital gains	(2.42)	(1.15)	(0.80)	(1.87)	(1.88)
Total Distributions	(2.60)	(1.39)	(1.03)	(2.06)	(2.26)
Net Asset Value, End of Period	$20.18	$20.15	$18.65	$17.30	$18.39
Total Return	14.59%	15.34%	14.30%	5.74%	9.34%
Net Assets, End of Period (000s)	$6,084	$6,064	$6,569	$8,533	$11,209
Ratios and Supplemental Data:
Ratios of expenses to average net assets: (d)
Gross	1.29%	1.29%	1.30%	1.30%	1.29%
Net	0.87%	0.93%	1.05%	1.04%	1.04%
Ratio of net investment income (loss) to average net assets (c)	1.08%	1.17%	1.22%	1.14%	1.83%
Portfolio Turnover	57%	48%	31%	35%	49%
(a)
Per share numbers have been calculated using the average shares method.

(b)
Reflects expense waivers/reimbursements and reductions in effect during the period. See Note 3 to the Financial Statements.

(c)
Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets reflect net investment income prior to certain reclassifications for federal income or excise tax purposes.

(d)
Ratios of expenses to average net assets:

•
Gross (total expenses before fee waivers, reimbursements by the investment advisor, and custody earnings credits, if any).

•
Net (total expenses net of fee waivers, reimbursements by the investment advisor, and custody earnings credits, if any).

Pear Tree Axiom Emerging Markets World Equity Fund
FINANCIAL HIGHLIGHTS
(For a share outstanding throughout each period)
	Ordinary Shares
	Years Ended March 31,
	2019		2018	2017	2016		2015
Net Asset Value, Beginning of Period	$23.29		$20.40	$18.96	$21.94		$22.15
Income from Investment Operations:
Net investment income (loss)(a)(c)	0.38	(b)	0.32 (b)	0.23 (b)	0.33	(b)	0.29
Net realized and unrealized gain/(loss) on securities	(2.36)		2.85	1.52	(3.02)		(0.18)
Total from Investment Operations	(1.98)		3.17	1.75	(2.69)		0.11
Less Distributions:
Dividends from net investment income	(0.45)		(0.28)	(0.31)	(0.29)		(0.32)
Distributions from realized capital gains	—		—	—	—		—
Total Distributions	(0.45)		(0.28)	(0.31)	(0.29)		(0.32)
Net Asset Value, End of Period	$20.86		$23.29	$20.40	$18.96		$21.94
Total Return	(8.31)%		15.63%	9.39%	(12.12)%		0.54%
Net Assets, End of Period (000s)	$89,347		$110,502	$102,633	$107,893		$127,295
Ratios and Supplemental Data:
Ratios of expenses to average net assets:(d)
Gross	1.67%		1.07%	1.21%	1.32%		1.37%
Net	1.46%		0.97%	1.09%	1.31%		1.37%
Ratio of net investment income (loss) to average net assets(c)	1.81%		1.46%	1.21%	1.66%		1.26%
Portfolio Turnover	172	%(f)	50%	47%	82	%(e)	35%
	Institutional Shares
	Years Ended March 31,
	2019		2018	2017	2016		2015
Net Asset Value, Beginning of Period	$23.63		$20.69	$19.23	$22.26		$22.46
Income from Investment Operations:
Net investment income (loss) (a)(c)	0.48	(b)	0.40 (b)	0.34 (b)	0.36	(b)	0.35
Net realized and unrealized gain/(loss) on securities	(2.42)		2.89	1.49	(3.04)		(0.18)
Total from Investment Operations	(1.94)		3.29	1.83	(2.68)		0.17
Less Distributions:
Dividends from net investment income	(0.53)		(0.35)	(0.37)	(0.35)		(0.37)
Distributions from realized capital gains	—		—	—	—		—
Total Distributions	(0.53)		(0.35)	(0.37)	(0.35)		(0.37)
Net Asset Value, End of Period	$21.16		$23.63	$20.69	$19.23		$22.26
Total Return	(7.94)%		16.01%	9.68%	(11.88)%		0.81%
Net Assets, End of Period (000s)	$5,061		$7,872	$8,078	$13,489		$12,424
Ratios and Supplemental Data:
Ratios of expenses to average net assets: (d)
Gross	1.41%		0.82%	0.95%	1.07%		1.11%
Net	1.08%		0.61%	0.83%	1.06%		1.11%
Ratio of net investment income (loss) to average net assets (c)	2.21%		1.80%	1.69%	1.78%		1.52%
Portfolio Turnover	172	%(f)	50%	47%	82	%(e)	35%

R 6 Shares
January 28, 2019* through March 31, 2019
Net Asset Value, Beginning of Period	$10.00
Income from Investment Operations:
Net investment income (loss) (a) (c)	0.01 (b)
Net realized and unrealized gain/(loss) on securities	0.46
Total from Investment Operations	0.47
Less Distributions:
Dividends from net investment income	—
Distributions from realized capital gains	—
Total Distributions	—
Net Asset Value, End of Period	$10.47
Total Return	4.70%***
Net Assets, End of Period (000s)	$105
Ratios and Supplemental Data:
Ratios of expenses to average net assets: (d)
Gross	1.64%**
Net	0.99%**
Ratio of net investment income (loss) to average net assets (c)	0.44%**
Portfolio Turnover	172% (f)
*
Commenced operations January 28, 2019

**
Annualized.

***
Not Annualized.

(a)
Per share numbers have been calculated using the average shares method.

(b)
Reflects expense waivers/reimbursements and reductions in effect during the period. See Note 3 to the Financial Statements.

(c)
Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets reflect net investment income prior to certain reclassifications for federal income or excise tax purposes.

(d)
Ratios of expenses to average net assets:

•
Gross (total expenses before fee waivers, reimbursements by the investment advisor, and custody earnings credits, if any).

•
Net (total expenses net of fee waivers, reimbursements by the investment advisor, and custody earnings credits, if any).

(e)
Turnover is higher due to a change in strategy as of March 18, 2016

(f)
Turnover is higher due to Emerging Markets acquiring assets of Pear Tree PanAgora Risk Parity Emerging Markets Fund as of May 8, 2018. See Note 2 to the Financial Statements.

Pear Tree Polaris Foreign Value Fund
FINANCIAL HIGHLIGHTS
(For a share outstanding throughout each period)
	Ordinary Shares
	Years Ended March 31,
	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$21.75	$19.15	$17.03	$18.67	$19.38
Income from Investment Operations:
Net investment income (loss)(a)(c)	0.38 (b)	0.29 (b)	0.23	0.23	0.29
Net realized and unrealized gain/(loss) on securities	(1.17)	2.44	2.07	(1.60)	(0.80)
Total from Investment Operations	(0.79)	2.73	2.30	(1.37)	(0.51)
Less Distributions:
Dividends from net investment income	(0.11)	(0.13)	(0.18)	(0.27)	(0.20)
Distributions from realized capital gains	(0.08)	—	—	—	—
Total Distributions	(0.19)	(0.13)	(0.18)	(0.27)	(0.20)
Net Asset Value, End of Period	$20.77	$21.75	$19.15	$17.03	$18.67
Total Return	(3.56)%	14.27%	13.59%	(7.29)%	(2.53)%
Net Assets, End of Period (000s)	$784,820	$886,354	$859,328	$932,418	$1,030,641
Ratios and Supplemental Data:
Ratios of expenses to average net assets:(d)
Gross	1.51%	1.51%	1.53%	1.52%	1.52%
Net	1.41%	1.41%	1.53%	1.52%	1.52%
Ratio of net investment income (loss) to average net assets(c)	1.80%	1.39%	1.31%	1.29%	1.55%
Portfolio Turnover	12%	30%	15%	13%	2%
	Institutional Shares
	Years Ended March 31,
	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$21.71	$19.10	$17.00	$18.68	$19.39
Income from Investment Operations:
Net investment income (loss)(a)(c)	0.42 (b)	0.33 (b)	0.26	0.27	0.33
Net realized and unrealized gain/(loss) on securities	(1.14)	2.49	2.07	(1.60)	(0.80)
Total from Investment Operations	(0.72)	2.82	2.33	(1.33)	(0.47)
Less Distributions:
Dividends from net investment income	(0.20)	(0.21)	(0.23)	(0.35)	(0.24)
Distributions from realized capital gains	(0.08)	—	—	—	—
Total Distributions	(0.28)	(0.21)	(0.23)	(0.35)	(0.24)
Net Asset Value, End of Period	$20.71	$21.71	$19.10	$17.00	$18.68
Total Return	(3.20)%	14.75%	13.82%	(7.06)%	(2.29)%
Net Assets, End of Period (000s)	$2,509,455	$1,346,164	$759,793	$697,543	$594,691
Ratios and Supplemental Data:
Ratios of expenses to average net assets:(d)
Gross	1.26%	1.26%	1.27%	1.27%	1.27%
Net	1.04%	1.04%	1.27%	1.27%	1.27%
Ratio of net investment income (loss) to average net assets(c)	1.98%	1.57%	1.49%	1.51%	1.76%
Portfolio Turnover	12%	30%	15%	13%	2%

	R6 Shares
	Year Ended March 31, 2019	Year Ended March 31, 2018	February 6, 2017* through March 31, 2017
Net Asset Value, Beginning of Period	$11.65	$10.34	$10.00
Income from Investment Operations:
Net investment income (loss) (a) (c)	0.25 (b)	0.19 (b)	0.05
Net realized and unrealized gain/(loss) on securities	(0.64)	1.34	0.29
Total from Investment Operations	(0.39)	1.53	0.34
Less Distributions:
Dividends from net investment income	(0.21)	(0.22)	—
Distributions from realized capital gains	(0.08)	—	—
Total Distributions	(0.29)	(0.22)	—
Net Asset Value, End of Period	$10.97	$11.65	$10.34
Total Return	(3.15)%	14.79%	3.40	%***
Net Assets, End of Period (000s)	$325,774	$275,084	$36,982
Ratios and Supplemental Data:
Ratios of expenses to average net assets: (d)
Gross	1.11%	1.10%	1.14	%**
Net	0.98%	1.01%	1.14	%**
Ratio of net investment income (loss) to average net assets (c)	2.22%	1.58%	3.39	%**
Portfolio Turnover	12%	30%	15	%***
*
Commenced operations February 6, 2017

**
Annualized.

***
Not Annualized

(a)
Per share numbers have been calculated using the average shares method.

(b)
Reflects expense waivers/reimbursements and reductions in effect during the period. See Note 3 to the Financial Statements.

(c)
Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets reflect net investment income prior to certain reclassifications for federal income or excise tax purposes.

(d)
Ratios of expenses to average net assets:

•
Gross (total expenses before fee waivers, reimbursements by the investment advisor, and custody earnings credits, if any).

•
Net (total expenses net of fee waivers, reimbursements by the investment advisor, and custody earnings credits, if any).

Pear Tree Polaris Foreign Value Small Cap Fund
FINANCIAL HIGHLIGHTS
(For a share outstanding throughout each period)
	Ordinary Shares
	Years Ended March 31,
	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$15.63	$13.71	$12.06	$13.35	$13.17
Income from Investment Operations:
Net investment income (loss)(a)(c)	0.33 (b)	0.28 (b)	0.23	0.21	0.15
Net realized and unrealized gain/(loss) on securities	(1.84)	2.07	1.64	(1.26)	0.17
Total from Investment Operations	(1.51)	2.35	1.87	(1.05)	0.32
Less Distributions:
Dividends from net investment income	(0.24)	(0.29)	(0.14)	(0.19)	(0.14)
Distributions from realized capital gains	(0.32)	(0.14)	(0.08)	(0.05)	—
Total Distributions	(0.56)	(0.43)	(0.22)	(0.24)	(0.14)
Net Asset Value, End of Period	$13.56	$15.63	$13.71	$12.06	$13.35
Total Return	(9.33)%	17.15%	15.73%	(7.83)%	2.57%
Net Assets, End of Period (000s)	$222,526	$319,531	$270,948	$283,509	$233,185
Ratios and Supplemental Data:
Ratios of expenses to average net assets:(d)
Gross	1.53%	1.52%	1.55%	1.56%	1.56%
Net	1.43%	1.42%	1.55%	1.56%	1.56%
Ratio of net investment income (loss) to average net assets(c)	2.29%	1.85%	1.82%	1.66%	1.15%
Portfolio Turnover	52%	26%	46%	8%	11%
	Institutional Shares
	Years Ended March 31,
	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$15.66	$13.73	$12.07	$13.36	$13.19
Income from Investment Operations:
Net investment income (loss)(a)(c)	0.37 (b)	0.32 (b)	0.25	0.24	0.14
Net realized and unrealized gain/(loss) on securities	(1.83)	2.09	1.66	(1.26)	0.21
Total from Investment Operations	(1.46)	2.41	1.91	(1.02)	0.35
Less Distributions:
Dividends from net investment income	(0.31)	(0.34)	(0.17)	(0.22)	(0.18)
Distributions from realized capital gains	(0.32)	(0.14)	(0.08)	(0.05)	—
Total Distributions	(0.63)	(0.48)	(0.25)	(0.27)	(0.18)
Net Asset Value, End of Period	$13.57	$15.66	$13.73	$12.07	$13.36
Total Return	(8.95)%	17.56%	16.13%	(7.62)%	2.79%
Net Assets, End of Period (000s)	$766,409	$593,619	$312,955	$270,846	$200,160
Ratios and Supplemental Data:
Ratios of expenses to average net assets:(d)
Gross	1.28%	1.27%	1.30%	1.30%	1.31%
Net	1.06%	1.05%	1.30%	1.30%	1.31%
Ratio of net investment income (loss) to average net assets(c)	2.57%	2.08%	2.03%	1.91%	1.12%
Portfolio Turnover	52%	26%	46%	8%	11%

	R6 Shares
	Year Ended March 31, 2019	Year Ended March 31, 2018	February 6, 2017* through March 31, 2017
Net Asset Value, Beginning of Period	$12.02	$10.63	$10.00
Income from Investment Operations:
Net investment income (loss) (a) (c)	0.24 (b)	0.26 (b)	0.04
Net realized and unrealized gain/(loss) on securities	(1.38)	1.62	0.59
Total from Investment Operations	(1.14)	1.88	0.63
Less Distributions:
Dividends from net investment income	(0.31)	(0.35)	—
Distributions from realized capital gains	(0.32)	(0.14)	—
Total Distributions	(0.63)	(0.49)	—
Net Asset Value, End of Period	$10.25	$12.02	$10.63
Total Return	(8.95)%	17.66%	6.30	%***
Net Assets, End of Period (000s)	$74,795	$11,160	$1,927
Ratios and Supplemental Data:
Ratios of expenses to average net assets: (d)
Gross	1.14%	1.12%	1.14	%**
Net	1.05%	1.02%	1.14	%**
Ratio of net investment income (loss) to average net assets (c)	2.28%	2.12%	2.95	%**
Portfolio Turnover	52%	26%	46	%***
*
Commenced operations February 6, 2017

**
Annualized

***
Not Annualized

(a)
Per share numbers have been calculated using the average shares method.

(b)
Reflects expense waivers/reimbursements and reductions in effect during the period. See Note 3 to the Financial Statements.

(c)
Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets reflect net investment income prior to certain reclassifications for federal income or excise tax purposes.

(d)
Ratios of expenses to average net assets:

•
Gross (total expenses before fee waivers, reimbursements by the investment advisor, and custody earnings credits, if any).

•
Net (total expenses net of fee waivers, reimbursements by the investment advisor, and custody earnings credits, if any).

Pear Tree PNC International Small Cap Fund
FINANCIAL HIGHLIGHTS
(For a share outstanding throughout each period)
	Ordinary Shares
	January 30, 2019* through March 31, 2019
Net Asset Value, Beginning of Period	$10.00
Income from Investment Operations:
Net investment income (loss)(a)(c)	(0.04)
Net realized and unrealized gain/(loss) on securities	0.64
Total from Investment Operations	0.60
Less Distributions:
Dividends from net investment income	—
Distributions from realized capital gains	—
Total Distributions	—
Net Asset Value, End of Period	$10.60
Total Return	6.00	%***
Net Assets, End of Period (000s)	$63
Ratios and Supplemental Data:
Ratios of expenses to average net assets:(d)
Gross	4.54	%**
Net	4.54	%**
Ratio of net investment income (loss) to average net assets(c)	(3.52	)%**
Portfolio Turnover	22	%***
	Institutional Shares
	January 30, 2019 * through March 31, 2019
Net Asset Value, Beginning of Period	$10.00
Income from Investment Operations:
Net investment income (loss)(a)(c)	(0.04	) (b)
Net realized and unrealized gain/(loss) on securities	0.64
Total from Investment Operations	0.60
Less Distributions:
Dividends from net investment income	—
Distributions from realized capital gains	—
Total Distributions	—
Net Asset Value, End of Period	$10.60
Total Return	6.00	%***
Net Assets, End of Period (000s)	$9,245
Ratios and Supplemental Data:
Ratios of expenses to average net assets:(d)
Gross	4.29	%**
Net	4.17	%**
Ratio of net investment income (loss) to average net assets(c)	(3.15	)%**
Portfolio Turnover	22	%***

R 6 Shares*
January 30, 2019 through March 31, 2019
Net Asset Value, Beginning of Period	$10.00
Income from Investment Operations:
Net investment income (loss) (a) (c)	(0.04)
Net realized and unrealized gain/(loss) on securities	0.64
Total from Investment Operations	0.60
Less Distributions:
Dividends from net investment income	—
Distributions from realized capital gains	—
Total Distributions	—
Net Asset Value, End of Period	$10.60
Total Return	6.00%***
Net Assets, End of Period (000s)	$1,371
Ratios and Supplemental Data:
Ratios of expenses to average net assets: (d)
Gross	4.14%**
Net	4.14%**
Ratio of net investment income (loss) to average net assets (c)	(3.12)%**
Portfolio Turnover	22%***
*
Commenced operations January 30, 2019.

**
Annualized

***
Not Annualized

(a)
Per share numbers have been calculated using the average shares method.

(b)
Reflects expense waivers/reimbursements and reductions in effect during the period. See Note 3 to the Financial Statements.

(c)
Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets reflect net investment income prior to certain reclassifications for federal income or excise tax purposes.

(d)
Ratios of expenses to average net assets:

•
Gross (total expenses before fee waivers, reimbursements by the investment advisor, and custody earnings credits, if any).

•
Net (total expenses net of fee waivers, reimbursements by the investment advisor, and custody earnings credits, if any).

Obtaining Additional Information

More information about the Pear Tree Funds may be obtained free upon request.
The Pear Tree Funds’ Statement of Additional Information and annual and semi-annual reports to shareholders include additional information about the Pear Tree Funds. The Pear Tree Funds’ annual report discusses the market conditions and investment strategies that significantly affected each Pear Tree Fund’s performance during its last fiscal years. The Statement of Additional Information is incorporated by reference into this Prospectus, which means it is part of this Prospectus for legal purposes. The Pear Tree Funds also file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Pear Tree Funds’ most recent portfolio holdings, as filed on Form N-PORT (or its predecessor form, Form N-Q), are also available at www.peartreefunds.com.
If you have questions about the Pear Tree Funds or your account, or you wish to obtain free copies of the Pear Tree Funds’ current Statement of Additional Information or annual or semiannual reports, please contact your financial adviser or contact us by mail, by telephone or on the Internet.
By Mail: Pear Tree Institutional Services 55 Old Bedford Road, Suite 202 Lincoln, MA 01773	By Telephone: 800-326-2151 On the Internet: www.peartreefunds.com
You may review and obtain copies of the Pear Tree Funds’ Statement of Additional Information, financial reports, Forms N-PORT (or its predecessor form, Forms N-Q), and other information at the SEC’s Public Reference Room in Washington, D.C. You may also access reports and other information about the Pear Tree Funds on the EDGAR database on the SEC’s Internet site at http://www.sec.gov. You may get copies of this information, after payment of a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-1520. Please call the SEC at 1-202-551-8090 for information about the operation of the Public Reference Room. You may need to refer to the Pear Tree Funds’ file number.
Investment Company Act File No. 811-03790
Distributed by U.S. Boston Capital Corporation, member FINRA, SIPC

STATEMENT OF ADDITIONAL INFORMATION
	Ordinary Shares	Institutional Shares	R6 Shares
U.S. EQUITY FUNDS
Pear Tree Polaris Small Cap Fund	USBNX	QBNAX	QBNRX
Pear Tree Quality Fund	USBOX	QGIAX	QGIRX
INTERNATIONAL EQUITY FUNDS
Pear Tree Axiom Emerging Markets World Equity Fund*	QFFOX	QEMAX	QFFRX
Pear Tree Polaris Foreign Value Fund	QFVOX	QFVIX	QFVRX
Pear Tree Polaris Foreign Value Small Cap Fund	QUSOX	QUSIX	QUSRX
Pear Tree PNC International Small Cap Fund	QISOX	QISIX	QISRX

*
formerly Pear Tree PanAgora Emerging Markets Fund

August 1, 2019
This Statement of Additional Information (“SAI”) is not a prospectus. It should be read in conjunction with the Prospectus dated August 1, 2019, and otherwise from time to time, for the Ordinary Shares, Institutional Shares and R6 Shares of the separate series identified above (collectively, the “Pear Tree Funds” and individually, a “Pear Tree Fund”) of the Pear Tree Funds (the “Trust”), as supplemented or revised from time to time (the “Prospectus”). The Pear Tree Funds’ financial statements for the fiscal year ended March 31, 2019, and report of the independent registered public accounting firm in the Pear Tree Funds’ Annual Report are incorporated herein by reference. A copy of the Prospectus, SAI, and the Pear Tree Funds’ most recent annual and semi-annual reports may be obtained free of charge by calling 1-800-326-2151, by written request to the Pear Tree Funds at 55 Old Bedford Road, Suite 202, Lincoln, Massachusetts 01773 or from our website at: www.peartreefunds.com.
Beginning January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of each Pear Tree Fund's shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from Pear Tree Funds your financial intermediary, such as a broker-dealer or a bank. Instead, the reports will be made available on the Pear Tree Funds' website, www.peartreefunds.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from Pear Tree Funds or your financial intermediary electronically by calling Pear Tree Funds at 1-800-326-2151, logging into your account at www.peartreefunds.com, or by calling your financial intermediary.

You may elect to receive all future reports in paper free of charge. You can inform Pear Tree Funds or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by calling Pear Tree Funds at 1-800-326-2151 or your financial intermediary. If you hold any Pear Tree Funds directly, your election to receive reports in paper will apply to those Pear Tree Funds held directly. If you hold any Pear Tree Funds through a financial intermediary, your election will apply to those Pear Tree Funds you hold through that financial intermediary.

SAI - 1

FUND HISTORY
The Trust was established in 1983 as a business trust under Massachusetts law. A copy of the Second Amended and Restated Declaration of Trust dated May 25, 2011, as amended, is on file with the Secretary of the Commonwealth of the Commonwealth of Massachusetts. The Trust was originally called "The Quantitative Group of Funds" and it did business under the name "Quant Funds."
Each Pear Tree Fund identified on the cover page of this SAI is a series of the Trust.
The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act" ) as an open-end management investment company.
Pear Tree Advisors, Inc. (the “Manager”) serves as the investment manager to each Pear Tree Fund, and for each Pear Tree Fund, there is an investment sub-adviser (each, a “Sub-Adviser”).
For purposes of this SAI, each Pear Tree Fund is referred to as follows:
•
Pear Tree Polaris Small Cap Fund “Small Cap Fund”
•
Pear Tree Quality Fund “Quality Fund”
•
Pear Tree Axiom Emerging Markets World Equity Fund (formerly Pear Tree PanAgora Emerging Markets Fund) “Emerging Markets Fund”
•
Pear Tree Polaris Foreign Value Fund “Foreign Value Fund”
•
Pear Tree Polaris Foreign Value Small Cap Fund “Foreign Value Small Cap Fund”
•
Pear Tree PNC International Small Cap Fund "International Small Cap Fund"
Otherwise, terms capitalized in this SAI but not defined herein have the same meanings as in the Prospectus.
SAI - 2

INVESTMENT POLICIES, RISKS AND RESTRICTIONS
The Prospectus presents the investment objective and the principal investment strategies and risks of each Pear Tree Fund. This section supplements the disclosure in the Prospectus and provides additional information on the Pear Tree Funds’ investment policies or restrictions. Restrictions or policies stated as a maximum percentage of the Pear Tree Fund’s assets are only applied immediately after a portfolio investment to which the policy or restriction is applicable. Accordingly, any later increase or decrease resulting from a change in values, net assets or other circumstances (e.g., temporary borrowing of money), will not be considered in determining whether the investment complies with the Pear Tree Fund’s restrictions and policies. There is no assurance that the Pear Tree Funds’ objectives will be achieved.
Each Pear Tree Fund may invest in any of the following financial instruments unless otherwise provided in the Prospectus or below.
(a)
Securities and Other Instruments, Other Than Derivatives

Equity Securities
Each Pear Tree Fund may invest in common and preferred equity securities publicly traded in the United States or in foreign countries on developed or emerging markets. A Pear Tree Fund’s equity securities may be denominated in foreign currencies and may be held outside the U.S. Certain emerging markets are closed in whole or part to the direct purchase of equity securities by foreigners. In these markets, the Pear Tree Fund may be able to invest in equity securities solely or primarily through foreign government authorized pooled investment vehicles.
Fixed Income Securities
Each Pear Tree Fund may invest in fixed income securities of any maturity. Fixed income securities are subject to the risk of an issuer’s inability to meet principal or interest payments on its obligations. Factors which could contribute to a decline in the market value of debt securities in the Pear Tree Fund’s portfolio include rising interest rates or a reduction in the perceived creditworthiness of the issuer of the securities. A fixed income security is considered investment grade if it is rated in one of the top four categories by a nationally recognized statistical rating organization or determined to be of equivalent quality by the Pear Tree Fund’s Sub-Adviser.
Fixed income securities rated below investment grade are commonly referred to as “high-yield bonds” and are considered speculative. Below investment grade fixed income securities involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher grade fixed income securities.
No Pear Tree Fund may invest more than 10 percent of its net assets in fixed income securities, including convertible debt securities, rated below investment grade or in unrated securities of comparable quality. The following are certain risks associated with investments in fixed income securities. These risks apply to any Pear Tree Fund that invests in fixed income securities.
•
Interest Rate Risk - the risk that rates will rise causing the value of the instrument to fall, credit risk, that is, the risk that an issuer, guarantor or liquidity provider of an instrument held by the fund will fail to make scheduled interest or principal payments, which may reduce the Pear Tree Fund’s income and the market value of, the instrument.
•
Credit Risk - The risk that the issuer of the fixed income security, and if guaranteed, the guarantor of the security, will default on its obligation to pay principal, interest or both. Generally, lower rated securities have a higher likelihood of defaulting than a higher rated security.
•
Prepayment Risk (when repayment of principal occurs before scheduled maturity) and Extension Risk (when rates of repayment of principal are slower than expected) — the risk that the holder may have to invest repayment proceeds in, or continue to hold, lower yielding securities, as the case may be.
SAI - 3

•
Liquidity Risk - the risk that the Pear Tree Fund may not be able to sell some or all of its securities at desired prices or may be unable to sell the securities at all, because of a lack of demand in the market for such securities, or a liquidity provider defaults on its obligation to purchase the securities when properly tendered by the holder.
U.S. Government Obligations
The types of U.S. Government obligations in which each Pear Tree Fund may at times invest include: (1) U.S. Treasury obligations, which differ only in their interest rates, maturities and times of issuance; and (2) obligations issued or guaranteed by U.S. Government agencies and instrumentalities which are supported by any of the following: (a) the full faith and credit of the U.S. Treasury, (b) the right of the issuer to borrow an amount limited to a specific line of credit from the U.S. Treasury, (c) discretionary authority of the U.S. Government agency or instrumentality or (d) the credit of the instrumentality (examples of agencies and instrumentalities are: Federal Land Banks, Federal Housing Administration, Federal Farm Credit Bank, Farmers Home Administration, Export — Import Bank of the United States, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Home Loan Banks, General Services Administration, Maritime Administration, Tennessee Development Bank, Student Loan Marketing Association, and Federal National Mortgage Association). No assurance can be given that in the future the U.S. Government will provide financial support to such U.S. Government agencies or instrumentalities described in (2)(b), (2)(c) and (2)(d), other than as set forth above, since it is not obligated to do so by law. Each Pear Tree Fund may purchase U.S. Government obligations on a forward commitment basis.
Convertible Securities
Each Pear Tree Fund may hold convertible securities of foreign or domestic issuers. A convertible security is a fixed-income security which may be converted into the issuer’s common or preferred stock at a stated price within a specified period of time. Convertible securities are senior to common stocks in a corporation’s capital structure but are usually subordinated to similar nonconvertible securities. Convertible securities provide, through their conversion feature, an opportunity to participate in capital appreciation resulting from a market price advance in a convertible security’s underlying common stock. The price of a convertible security is influenced by the market value of the underlying common stock and tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying stock declines.
Repurchase Agreements
Each Pear Tree Fund may enter into repurchase agreements with banks and other financial institutions, such as broker-dealers. Under a repurchase agreement, a Pear Tree Fund purchases securities from a financial institution that agrees to repurchase the securities at the original purchase price plus interest within a specified time. In substance, a repurchase agreement is a cash loan with securities as collateral and the higher repurchase price reflecting the borrowing costs of the counterparty. The securities purchased by the Pear Tree Fund have a total value in excess of the purchase price paid by the Pear Tree Fund and are held by the Pear Tree Fund's custodian bank or another Trustees-approved custodian bank until repurchased. Repurchase agreements assist the Pear Tree Fund in being invested fully while retaining “overnight” flexibility in pursuit of investments of a longer-term nature.
Repurchase transactions are limited to those member banks of the Federal Reserve System and broker-dealers whose creditworthiness the Sub-Adviser to the transacting Pear Tree Fund continually monitors and considers satisfactory. If the other party or “seller” defaults, the Pear Tree Fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Pear Tree Fund are less than the repurchase price and the Pear Tree Fund’s cost associated with delay and enforcement of the repurchase agreement. In addition, in the event of a bankruptcy of the seller, the Pear Tree Fund could suffer additional losses if a court determines that the Pear Tree Fund’s interest in the collateral is not enforceable. In evaluating whether to enter into a repurchase agreement, the Sub-Adviser will carefully consider the creditworthiness of the seller. Distributions of the income from repurchase agreements will be taxable to a Pear Tree Fund’s shareholders.
No more than 5 percent of the value of a Pear Tree Fund’s total assets will be invested in repurchase agreements that have a maturity longer than seven (7) days. Investments in repurchase agreements which have a longer maturity are not considered to be readily marketable (see “— Illiquid Securities,” below). In addition, a Pear Tree Fund will not enter into repurchase agreements with a securities dealer if such transactions constitute the purchase of an interest in such dealer under the 1940 Act.
SAI - 4

Reverse Repurchase Agreements
Each Pear Tree Fund may enter reverse repurchase agreements, however, because of the risks associated with that type of agreement, generally will do so only in limited situations and then only with respect to portfolio securities in accordance with its investment restrictions. Under a reverse repurchase agreement, a Pear Tree Fund transfers possession of portfolio securities, that is, sells them, to a financial institution in return for cash in an amount equal to a percentage of the portfolio securities’ market value (reflecting an amount that is usually more than the amount of cash received) and agrees to repurchase the securities at a future date by repurchasing them for an amount that is more than the original sale price. The Pear Tree Fund retains the right to receive interest and principal payments from the securities while they are in the possession of the financial institutions. Cash or liquid high quality debt obligations from a Pear Tree Fund’s portfolio equal in value to the repurchase price including any accrued interest will be segregated on the Pear Tree Fund’s records while a reverse repurchase agreement is in effect.
Reverse repurchase agreements involve the risk that the market value of securities sold by the Pear Tree Fund may decline below the price at which it is obligated to repurchase the securities. Reverse repurchase agreements may be used as a means of borrowing, which can be for, among other things, temporarily for extraordinary or emergency purposes or to facilitate redemptions and are not used to leverage the Pear Tree Fund. If the other party or “seller” defaults, a Pear Tree Fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Pear Tree Fund are less than the repurchase price and the Pear Tree Fund’s cost associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy of the seller, a Pear Tree Fund could suffer additional losses if a court determines that the Pear Tree Fund’s interest in the collateral is not enforceable.
Investments in Other Collective Investment Funds
Each Pear Tree Fund may invest in shares of other collective investment funds, including open-end mutual funds, closed-end funds, and exchange-traded funds (“ETFs”), as well as business development companies (“BDCs”), that invest principally in securities, as well as in ETFs that invest principally in commodities. A Pear Tree Fund may purchase the securities of another collective investment fund to temporarily gain exposure to a portion of the market while awaiting purchase of securities or as an efficient means of gaining exposure to a particular asset class. A Pear Tree Fund may also purchase shares of another collective investment fund to gain exposure to the securities or commodities in the collective investment fund’s portfolio at times when the Pear Tree Fund may not be able to buy those securities or commodities directly. Any investment by a Pear Tree Fund in another collective investment fund would be consistent with the Pear Tree Fund’s objective and investment program.
The risks of owning another collective investment fund are generally similar to the risks of investing directly in the securities or commodities in which that collective investment fund invests. However, a collective investment fund may not achieve its investment objective or execute its investment strategy effectively, which may adversely affect the acquiring Pear Tree Fund’s performance.
In addition, because some closed-end funds and all ETFs trade on a secondary market, their shares may trade at a premium or discount to the actual net asset value of their portfolio securities and their shares may have greater volatility because of the potential lack of liquidity.
As a shareholder of a collective investment fund, a Pear Tree Fund must pay its pro-rata share of that collective investment fund’s fees and expenses. A Pear Tree Fund’s investments in other collective investment funds that invest principally in securities may be subject to limits that apply under the 1940 Act.
Exchange Traded Notes
Consistent with its ability to invest in fixed income securities and to enter into derivatives contracts, Emerging Markets Fund may invest in exchange traded notes (“ETNs”). ETNs are unsecured, unsubordinated debt securities typically issued by a bank or an underwriting financial institution, which are designed to track the performance of a market index and may provide exposure to the returns of various market indices, including indices linked to stocks, bonds, commodities and currencies. ETNs combine certain aspects of bonds and ETFs. Similar to ETFs, ETNs are listed on an exchange and traded in the secondary market. However, unlike an ETF, an ETN can be redeemed at any time or can be held until the ETN’s maturity, at which time the issuer will pay a return linked to the performance of the specific index that the ETN is designed to track minus certain fees. Unlike fixed income bonds, ETNs do not make periodic interest payments, and the principal investment is not protected.
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ETNs are subject to credit risk, including the risk that the issuer of the ETN may default on its obligations. The value of an ETN may vary and may be influenced by, among other things, the time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying markets, changes in the applicable interest rates, changes in the issuer’s credit rating, and economic, legal, political, or geographic events that affect the particular index. When Emerging Markets Fund invests in ETNs it will bear its proportionate share of any fees and expenses borne by the ETN. Additionally, the issuer may impose restrictions on the Pear Tree Fund’s right to redeem its investment in an ETN.
Real Estate Investment Trusts
Each Pear Tree Fund may invest in Real Estate Investment Trusts (“REITs”). REITs are companies that invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. REITs generally are not taxed on income distributed to shareholders provided they comply with the applicable income tax rules. In some cases, the Pear Tree Fund will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests in addition to the expenses paid by the Pear Tree Fund.
Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. An equity REIT may be affected by changes in the value of the underlying properties owned by the REIT. A mortgage REIT may be affected by changes in interest rates and the ability of the issuers of its portfolio mortgages to repay their obligations. REITs are dependent upon the skills of their managers and are not diversified. REITs are generally dependent upon maintaining cash flows to repay borrowings and to make distributions to shareholders and are subject to the risk of default by lessees or borrowers. REITs whose underlying assets are concentrated in properties used by a particular industry, such as health care, are also subject to risks associated with such industry.
REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT’s investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed rate obligations can be expected to decline. If the REIT invests in adjustable rate mortgage loans the interest rates on which are reset periodically, yields on a REIT’s investments in such loans will gradually align themselves to reflect changes in market interest rates. This causes the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations. REITs may have limited financial resources and may trade less frequently and in a more limited volume than larger company securities.
Section 4(2) Commercial Paper
Each Pear Tree Fund may invest in commercial paper issued in reliance on the so-called “private placement” exemption from registration afforded by Section 4(a)(2) (formerly Section 4(2)) of the Securities Act of 1933, as amended (“Section 4(2) paper”). Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to investors who agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper is normally resold to other investors through or with the assistance of the issuer or investment dealers who make a market in Section 4(2) paper, thus providing liquidity.
Asset-Backed Securities
Each Pear Tree Fund may invest in asset-backed securities. Asset-backed securities represent undivided fractional interests in pools of instruments, such as consumer loans, and are similar in structure to mortgage-related pass-through securities. Payments of principal and interest are passed through to holders of the securities and are typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guarantee by another entity or by priority to certain of the borrower’s other securities. The degree of credit-enhancement varies, generally applying only until exhausted and covering only a fraction of the security’s par value. The value of asset-backed securities is affected by changes in the market’s perception of the asset backing the security, changes in the creditworthiness of the servicing agent for the instrument pool, the originator of the instruments or the financial institution providing any credit enhancement and the expenditure of any portion of any credit enhancement. The risks of investing in asset-backed securities are ultimately dependent upon payment of the underlying instruments by the obligors, and a Pear Tree Fund
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would generally have no recourse against the obligee of the instruments in the event of default by an obligor. The underlying instruments are subject to prepayments which shorten the weighted average life of asset-backed securities and may lower their return, in the same manner as described below for prepayments of pools of mortgage loans underlying mortgage-backed securities. Use of asset-backed securities will represent less than 5 percent of the Pear Tree Fund’s total assets by issuer.
When-Issued Transactions
Each Pear Tree Fund may invest in when-issued securities. New issues of securities are often offered on a when-issued basis. This means that delivery and payment for the securities normally will take place several days after the date the buyer commits to purchase them. The payment obligation and the interest rate that will be received on securities purchased on a when-issued basis are each fixed at the time the buyer enters into the commitment. A Pear Tree Fund will make commitments to purchase when-issued securities only with the intention of actually acquiring the securities, but may sell these securities or dispose of the commitment before the settlement date if it is deemed advisable as a matter of investment strategy. Cash or marketable high quality debt securities equal to the amount of the above commitments will be segregated on the Pear Tree Fund’s records. For the purpose of determining the adequacy of these securities the segregated securities will be valued at market. If the market value of such securities declines, additional cash or securities will be segregated on the Pear Tree Fund’s records on a daily basis so that the market value of the account will equal the amount of such commitments by the Pear Tree Fund.
Securities purchased on a when-issued basis and held by the Pear Tree Fund are subject to changes in market value based upon the public’s perception of changes in the level of interest rates. Generally, the value of such securities will fluctuate inversely to changes in interest rates, i.e., they will appreciate in value when interest rates decline and decrease in value when interest rates rise. Therefore, if in order to achieve higher interest income a Pear Tree Fund remains substantially fully invested at the same time that it has purchased securities on a “when-issued” basis, there will be a greater possibility of fluctuation in a Pear Tree Fund’s net asset value.
When payment for when-issued securities is due, a Pear Tree Fund will meet its obligations from then-available cash flow, the sale of segregated securities, the sale of other securities or, and although it would not normally expect to do so, from the sale of the when-issued securities themselves (which may have a market value greater or less than the Pear Tree Fund’s payment obligation). The sale of securities to meet such obligations carries with it a greater potential for the realization of capital gains, which are subject to federal income taxes.
Investment in Initial Public Offerings
To the extent consistent with its investment objective, each Pear Tree Fund may invest up to 5 percent of its total net assets (at time of purchase) in equity securities being offered in initial public offerings (“IPO”). The market for such securities may be more volatile and entail greater risk of loss than investments in more established companies. Many companies engaged in IPO’s are smaller capitalization companies that present the risks of such companies described in “Principal Risks for the Pear Tree Fund” in the Prospectus. Such risks may include limited operating histories, dependence on a limited number of management personnel, reliance on one or a small number of core businesses, including businesses for which there may not be well developed markets. Newly public companies may also have limited access to additional capital to finance operating needs and/or implementation of strategic plans. At times, investments in IPO’s could represent a significant portion of a Pear Tree Fund’s investment performance. A Pear Tree Fund cannot assure that investments in IPO’s will continue to be available to the Pear Tree Fund or, if available, will result in positive investment performance, particularly during times when the Pear Tree Fund is of smaller size. In addition, as the Pear Tree Fund’s assets increase, the impact of investments in IPO’s on the overall performance of the Pear Tree Fund is likely to decrease.
A Pear Tree Fund may sell stocks purchased in IPO’s shortly after the time of the offering in order to realize a short-term profit. Such sales involve transaction costs and are taxable events that would give rise to short-term capital gains that are taxable at the less favorable rates applicable to ordinary income. Although opportunities may exist to realize a short-term profit on stocks purchased in IPO’s, the Pear Tree Fund may continue to hold such stocks for longer-term investment if the Pear Tree Fund’s Sub-Adviser believes this is appropriate. Holding stocks of newly public companies over the longer-term involves the risk that the prices of such stocks may depreciate substantially from the initial offering price and from higher trading prices that may exist in the markets shortly following the initial offering. In addition to buying stocks directly in an IPO, the Pear Tree Fund may purchase newly public stocks in the secondary market if the Pear Tree Fund’s Sub-Adviser determines that this is an appropriate investment. Purchasing newly public stocks shortly after the offering
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may involve paying market prices significantly above the initial offering price. Active market activity in newly public stocks may diminish substantially over time creating the risk that such stocks purchased in the secondary market could depreciate substantially in value, including over a relatively short time period.
Securities Loans
If authorized by the Trustees, each Pear Tree Fund may make secured loans of its portfolio securities amounting to not more than 30 percent of its total assets. The risks in lending portfolio securities, as with other extensions of credit, consist of  (a) possible delay in the recovery of the securities or loss of rights in the collateral should the borrower fail financially or (b) the risk that the underlying collateral will decrease in value. Securities loans are made to broker-dealers pursuant to agreements requiring that loans be continuously secured by collateral in cash or cash equivalents (such as U.S. Treasury bills) at least equal at all times to the market value of the securities lent. The borrower pays to the Pear Tree Fund an amount equal to any dividends or interest received on the securities lent. A Pear Tree Fund may invest the cash collateral received in interest-bearing, short-term securities or receive a fee from the borrower. Although voting rights, or rights to consent with respect to the loaned securities, pass to the borrower, the Pear Tree Fund retains the right to call the loans at any time on reasonable notice, and it will do so in order that the securities may be voted by the Pear Tree Fund if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment. The Pear Tree Fund may also call such loans in order to sell the security involved.
In the past, some of the Pear Tree Funds participated in securities lending programs and lent securities as described above. Currently, however, none of the Pear Tree Funds is lending its securities or participates in a securities lending program.
Short Sales
Each Pear Tree Fund may sell securities “short against the box.” A short sale involves the Pear Tree Fund borrowing securities from a broker and selling the borrowed securities. The Pear Tree Fund has an obligation to return securities identical to the borrowed securities to the broker. In a short sale against the box, the Pear Tree Fund at all times own an equal amount of the security sold short or securities convertible into or exchangeable for, with or without payment of additional consideration, an equal amount of the security sold short. Each Pear Tree Fund intends to use such short sales against the box to hedge. For example, when a Pear Tree Fund believes that the price of a current portfolio security may decline, the Pear Tree Fund may use a short sale against the box to lock in a sale price for a security rather than selling the security immediately. In such a case, any future losses in the Pear Tree Fund’s long position should be offset by a gain in the short position and, conversely, any gain in the long position should be reduced by a loss in the short position.
If a Pear Tree Fund effects such a short sale at a time when it has an unrealized gain on the security, it may be required to recognize that gain as if it had actually sold the security (a “constructive sale”) on the date it effects the short sale. However, such constructive sale treatment may not apply if the Pear Tree Fund closes out the short sale with securities other than the appreciated securities held at the time of the short sale provided that certain other conditions are satisfied. Uncertainty regarding the tax consequences of effecting short sales may limit the extent to which the Pear Tree Fund may make short sales against the box.
Special Situations
Each Pear Tree Fund may make carefully selected investments in joint ventures, cooperatives, partnerships, private placements, unlisted securities, and other similar vehicles (collectively, “special situations”) which could enhance a Pear Tree Fund’s capital appreciation potential. These investments are generally illiquid and the risks of investing in them vary. See “— Illiquid Securities,” below.
Illiquid Securities
Securities which do not trade on stock exchanges or in the over the counter market, or have restrictions on when and how they may be sold, are generally considered to be “illiquid.” An illiquid security is one that a Pear Tree Fund may have difficulty, or may even be legally precluded from, selling within a particular time. A Pear Tree Fund may invest in illiquid securities, including restricted securities and other investments that are not readily marketable. A Pear Tree Fund will not purchase any such security if the purchase would cause the Pear Tree Fund to hold more than 15 percent of its net assets, measured at the time of purchase, in illiquid securities. Repurchase agreements maturing in more than seven (7) days are considered illiquid for purposes of this restriction.
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The principal risk of investing in illiquid securities is that the Pear Tree Fund may be unable to dispose of them at the time desired or at a reasonable price. In addition, in order to resell a restricted security, the Pear Tree Fund might have to bear the expense and incur the delays associated with registering the security with the SEC, and otherwise obtaining listing on a securities exchange or in the over the counter market.
(b)
Derivatives

Equity Swaps
Equity swap agreements are contracts between parties in which one party agrees to make payments to the other party based on the change in market value of a specified index or asset. In return, the other party agrees to make payments to the first party based on the return of a different specified index or asset. Although swap agreements entail the risk that a party will default on its payment obligations, each Pear Tree Fund will minimize this risk by entering into agreements only with counterparties that the Sub-Adviser to that Pear Tree Fund deems creditworthy. Swap agreements bear the risk that a Pear Tree Fund will not be able to meet its obligation to the counterparty. This risk will be mitigated by investing the portfolio in assets generating cash flows complimentary to the returns it is required to pay. To gain additional market exposure, each Pear Tree Fund may also invest in equity linked notes. These are instruments whose return is determined by the performance of a single equity security, a basket of equity securities, or an equity index. Equity linked notes entail illiquidity and default risk. Due to default risk, each Sub-Adviser uses similar analysis to the equity swap procedure in selecting appropriate counterparties.
Total Rate of Return Swaps
The Pear Tree Funds may contract with a counterparty to pay a stream of cash flows and receive the total return of an index or a security for purposes of attempting to obtain a particular desired return at a lower cost to the Pear Tree Funds than if they had invested directly in an instrument that yielded that desired return.
Interest Rate Swaps and Other Transactions
Each Pear Tree Fund may enter into interest rate swaps, on either an asset-based or liability-based basis, depending on whether it is hedging its assets or its liabilities. The Pear Tree Fund will usually enter into interest rate swaps on a net basis, that is, the two payment streams are netted out, with the Pear Tree Fund receiving or paying, as the case may be, only the net amount of the two payments. When a Pear Tree Fund engages in an interest rate swap, it exchanges its obligations to pay or rights to receive interest payments for the obligations or rights to receive interest payments of another party (i.e., an exchange of floating rate payments for fixed rate payments). The Pear Tree Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities it anticipates purchasing at a later date.
The net amount of the excess, if any, of a Pear Tree Fund’s obligation over its entitlements with respect to each interest rate swap will be accrued on a daily basis and an amount of cash or liquid high-grade debt securities having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the Pear Tree Funds’ Custodian. To the extent that the Pear Tree Fund enters into interest rate swaps on other than a net basis, the amount maintained in a segregated account will be the full amount of the Pear Tree Fund’s obligation, if any, with respect to such interest rate swaps, accrued on a daily basis. The Pear Tree Fund will not enter into any interest rate swaps unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in the highest rating category of at least one nationally recognized rating organization at the time of entering into such transaction.
If there is a default by the other party to such a transaction, the Pear Tree Funds will have contractual remedies pursuant to the agreement related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents using standardized swap documentation. As a result, the swap market has become relatively liquid. The use of interest rate swaps is a highly specialized activity that involves investment techniques and risk different from those associated with ordinary portfolio securities transactions. If the Sub-Adviser is incorrect in its forecast of market values, interest rates and other applicable factors, the investment performance of the Pear Tree Fund will diminish compared to what it would have been if this investment technique was not used. The Pear Tree Fund may only enter into interest rate swaps to hedge its portfolio. Interest rate swaps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amounts of interest payments that the Pear Tree Fund is contractually obligated to make. If the other party to an interest rate swap defaults, the Pear Tree Fund’s risk of loss consists of the net
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amount of interest payments that the Pear Tree Fund is contractually entitled to receive. Since interest rate swaps are individually negotiated, the Pear Tree Fund expects to achieve an acceptable degree of correlation between their right to receive interest on their portfolio securities and their right and obligation to receive and pay interest pursuant to interest rate swaps.
Forward Commitments
Each Pear Tree Fund may make contracts to purchase securities for a fixed price at a future date beyond customary settlement time (“forward commitments”), if the Pear Tree Fund holds, and maintains until the settlement date in a segregated account with the Pear Tree Funds’ custodian, cash or short-term debt obligations in an amount sufficient to meet the purchase price. These debt obligations will be marked to market on a daily basis and additional liquid assets will be added to such segregated accounts as required. Forward commitments may be considered securities in themselves. They involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the Pear Tree Fund’s other assets. A Pear Tree Fund will generally enter into forward commitments for hedging purposes or with the intention of acquiring securities for its portfolio, the Pear Tree Fund may dispose of a commitment prior to settlement if the Pear Tree Fund’s Sub-Adviser deems it appropriate to do so. A Pear Tree Fund may realize short-term profits or losses upon the sale of forward commitments.
Warrants
Each Pear Tree Fund may invest in warrants purchased as units or attached to securities purchased by the Pear Tree Fund. Warrants provide a Pear Tree Fund with the right to purchase an equity security at specific prices valid for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities. Warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.
Options
Exchange Traded Options.
Each Pear Tree Fund may write covered call options that are traded on national securities exchanges with respect to stocks in its portfolio (ensuring that the Pear Tree Fund at all times will have in its portfolios the securities which it may be obligated to deliver if the options are exercised). The “writer” of a call option gives to the purchaser of that option the right to buy the underlying security from the writer at the exercise price prior to the expiration date of the call. Call options are generally written for periods of less than six months. A Pear Tree Fund may write covered call options on securities in its portfolios in an attempt to realize a greater current return than would be realized on the securities alone or to provide greater flexibility in disposing of such securities. A Pear Tree Fund may also write call options to partially hedge a possible stock market decline. Covered call options generally would not be written by a Pear Tree Fund except at a time when it is believed that the price of the common stock on which the call is being written will not rise in the near future and the Pear Tree Fund does not desire to sell the common stock for tax or other reasons. The writer of a covered call option receives a premium for undertaking the obligation to sell the underlying security at a fixed price during the option period if the option is exercised. So long as a Pear Tree Fund remains obligated as a writer of covered calls, it foregoes the opportunity to profit from increases in the market prices of the underlying securities above the exercise prices of the options, except insofar as the premiums represent such profits, and retain the risk of loss should the value of the underlying securities decline. A Pear Tree Fund may also enter into “closing purchase transactions” in order to terminate its obligations as a writer of covered call options prior to the expiration of the options. Although limiting writing covered call options to those which are traded on national securities exchanges increases the likelihood of being able to make closing purchase transactions, there is no assurance that the Pear Tree Fund will be able to effect such transactions at any particular time or at an acceptable price. If the Pear Tree Fund was unable to enter into a closing purchase transaction, the principal risks to the Pear Tree Fund would be the loss of any capital appreciation of the underlying security in excess of the exercise price and the inability to sell the underlying security in a down market until the call option was terminated. The writing of covered call options could result in an increase in the portfolio turnover rate of the Pear Tree Fund, especially during periods when market prices of the underlying securities appreciate.
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Writing Covered Call Options. The Pear Tree Funds are authorized to write (sell) covered call options on the securities in which they may invest and to enter into closing purchase transactions with respect to such options. Writing a call option obligates a Pear Tree Fund to sell or deliver the option’s underlying security, in return for the strike price, upon exercise of the option. By writing a call option, the Pear Tree Fund receives an option premium from the purchaser of the call option. Writing covered call options is generally a profitable strategy if prices remain the same or fall. Through receipt of the option premium, the Pear Tree Fund would seek to mitigate the effects of a price decline. By writing covered call options, however, the Pear Tree Fund gives up the opportunity, while the option is in effect, to profit from any price increase in the underlying security above the option exercise price. In addition, a Pear Tree Fund’s ability to sell the underlying security will be limited while the option is in effect unless the Pear Tree Fund effects a closing purchase transaction.
Writing Covered Put Options. The Pear Tree Funds are authorized to write (sell) covered put options on their portfolio securities and to enter into closing transactions with respect to such options. When a Pear Tree Fund writes a put option, it takes the opposite side of the transaction from the option’s purchaser. In return for receipt of the premium, the Pear Tree Fund assumes the obligation to pay the strike price for the option’s underlying instrument if the other party to the option chooses to exercise it. The Pear Tree Fund may seek to terminate its position in a put option it writes before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for an option the Pear Tree Fund has written, however, the Pear Tree Fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its position. The Pear Tree Funds may write put options as an alternative to purchasing actual securities. If security prices rise, a Pear Tree Fund would expect to profit from a written put option, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the Pear Tree Fund will also profit, because it should be able to close out the option at a lower price. If security prices fall, the Pear Tree Fund would expect to suffer a loss. This loss should be less than the loss the Pear Tree Fund would have experienced from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.
Purchasing Put Options. The Pear Tree Funds are authorized to purchase put options to hedge against a decline in the market value of their portfolio securities. By buying a put option a Pear Tree Fund has the right (but not the obligation) to sell the underlying security at the exercise price, thus limiting the Pear Tree Funds’ risk of loss through a decline in the market value of the security until the put option expires. The amount of any appreciation in the value of the underlying security will be partially offset by the amount of the premium paid by the Pear Tree Fund for the put option and any related transaction costs. Prior to its expiration, a put option may be sold in a closing sale transaction and profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction costs. A closing sale transaction cancels out the Pear Tree Fund’s position as the purchaser of an option by means of an offsetting sale of an identical option prior to the expiration of the option it has purchased. The Pear Tree Funds will not purchase put options on securities (including stock index options) if as a result of such purchase, the aggregate cost of all outstanding options on securities held by a Pear Tree Fund would exceed 5% of the market value of its total assets.
Purchasing Call Options. The Pear Tree Funds are also authorized to purchase call options. The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option’s strike price (call options on futures contracts are settled by purchasing the underlying futures contract). A Pear Tree Fund will purchase call options only in connection with “closing purchase transactions.” The Pear Tree Funds will not purchase call options on securities (including stock index options) if as a result of such purchase the aggregate cost of all outstanding options on securities held by a Pear Tree Fund would exceed 5% of the market value of its total assets.
Interest Rate and Financial Futures Options. The Pear Tree Funds may invest in interest rate futures contracts, foreign currency futures contracts, and options thereon that are traded on a U.S. or foreign exchange or board of trade. An interest rate, foreign currency or index futures contract provides for the future sale by one party and purchase by another party of a specified quantity of financial instruments (such as GNMA certificates or Treasury bonds) or foreign currency or the cash value of an index at a specified price at a future date. A futures contract on an index is an agreement between two parties (buyer and seller) to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. In the case of futures contracts traded on U.S. exchanges, the exchange itself or an affiliated clearing corporation assumes the opposite side of each transaction (i.e., as buyer or seller). A futures contract may be satisfied or
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closed out by delivery or purchase, as the case may be, of the financial instrument or by payment of the change in the cash value of the index. Frequently, using futures to effect a particular strategy instead of using the underlying or related security or index will result in lower transaction costs being incurred. Although the value of an index may be a function of the value of certain specified securities, no physical delivery of these securities is made. A public market exists in futures contracts covering interest rates, several indexes and a number of financial instruments and foreign currencies.
Each Pear Tree Fund may also purchase and write call and put options on futures contracts. Options on futures contracts possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (in the case of a call) or short position (in the case of a put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. An option on a futures contract may be closed out (before exercise or expiration) by an offsetting purchase or sale of an option on a futures contract of the same series.
A Pear Tree Fund will only enter into futures contracts and options on futures contracts which are standardized and traded on a U.S. or foreign exchange, board of trade, or similar entity, or quoted on an automated quotation system. A Pear Tree Fund will enter into a futures contract only if the contract is “covered” or if the Pear Tree Funds at all times maintains with the Custodian liquid assets equal to or greater than the fluctuating value of the contract (less any margin or deposit). A Pear Tree Fund will write a call or put option on a futures contract only if the option is “covered.”
Restrictions on the Use of Futures Transactions. The purchase or sale of a futures contract differs from the purchase or sale of a security in that no price or premium is paid or received. Instead, an amount of cash or securities acceptable to the broker and the relevant contract market, which varies, but is generally about 5 percent of the contract amount, must be deposited with the broker. This amount is known as “initial margin” and represents a “good faith” deposit assuring the performance of both the purchaser and seller under the futures contract. Subsequent payments to and from the broker, called “variation margin,” are required to be made on a daily basis as the price of the futures contract fluctuates making the long and short positions in the futures contracts more or less valuable, a process known as “marking to market.” At any time prior to the settlement date of the futures contract, the position may be closed out by taking an opposite position which will operate to terminate the position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid to or released by the broker and the purchaser realizes a loss or gain. In addition, a nominal commission is paid on each completed sale transaction.
Restrictions on OTC Options. Each Pear Tree Fund may engage in "over-the-counter" (OTC) options (including OTC foreign security and currency options and options on foreign security and currency futures if permitted by its investment mandate), only with member banks of the Federal Reserve System and primary dealers in U.S. Government securities or with affiliates of such banks or dealers which have capital of at least $50 million or whose obligations are guaranteed by an entity having capital of at least $50 million. The Pear Tree Fund will acquire only those OTC options for which the Sub-Adviser believes the Pear Tree Fund can receive on each business day at least two independent bids or offers (one of which will be from an entity other than a party to the option). The staff of the SEC has taken the position that purchased OTC options and the assets used as cover for written OTC options are illiquid securities. Therefore, the Pear Tree Funds have adopted an operating policy pursuant to which they will not purchase or sell OTC options (including OTC options on futures contracts) if, as a result of such transaction, the sum of: (a) the market value of outstanding OTC options held by a Pear Tree Fund; (b) the market value of the underlying securities covered by outstanding OTC call options sold by a Pear Tree Fund; (c) margin deposits on a Pear Tree Fund’s existing OTC options on futures contracts; and (d) the market value of all other assets of a Pear Tree Fund that are illiquid or are not otherwise readily marketable, would exceed 15 percent of its net assets, taken at market value. However, if an OTC option is sold by a Pear Tree Fund to a primary U.S. Government securities dealer recognized by the Federal Reserve Bank of New York and a Pear Tree Fund has the unconditional contractual right to repurchase such OTC option from the dealer at a predetermined price, then the Pear Tree Fund will treat as illiquid such amount of the underlying securities as is equal to the repurchase price less the amount by which the option is “in-the-money” (current market value of the underlying security minus the option’s strike price). The repurchase price with primary dealers is typically a formula price which is generally based on a multiple of the premium received for the option plus the amount by which the option is “in-the-money.”
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Risk Factors in Options, Futures and Forward Transactions. The use of options and futures involves the risk of imperfect correlation in movements in the price of options and futures and movements in the price of securities which are the subject of the hedge. If the price of the options or futures moves more or less than the price of hedged securities, a Pear Tree Fund will experience a gain or loss which will not be completely offset by movements in the price of the subject of the hedge. The successful use of options and futures also depends on the Sub-Adviser’s ability to correctly predict price movements in the market involved in a particular options or futures transaction. To compensate for imperfect correlations, a Pear Tree Fund may purchase or sell stock index options or futures contracts in a greater dollar amount than the hedged securities if the volatility of the hedged securities is historically greater than the volatility of the stock index options or futures contracts. Conversely, a Pear Tree Fund may purchase or sell fewer stock index options or futures contracts, if the historical price volatility of the hedged securities is less than that of the stock index options or futures contracts. The risk of imperfect correlation generally tends to diminish as the maturity date of the stock index option or futures contract approaches. Options are also subject to the risks of an illiquid secondary market, particularly in strategies involving writing options, which a Pear Tree Fund cannot terminate by exercise. In general, options whose strike prices are close to their underlying instruments’ current value will have the highest trading volume, while options whose strike prices are further away may be less liquid.
Each Pear Tree Fund may contract to purchase securities for a fixed price at a future date beyond customary settlement time. When effecting such transactions, cash or marketable securities held by a Pear Tree Fund of a dollar amount sufficient to make payment for the portfolio securities to be purchased will be segregated by the Custodian on the Pear Tree Funds’ records at the trade date and maintained until the transaction is settled. The failure of the other party to the transaction to complete the transaction may cause a Pear Tree Fund to miss an advantageous price or yield. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, or if the other party fails to complete the transaction.
The Pear Tree Funds intend to enter into options and futures transactions, on an exchange or in the OTC market, only if there appears to be a liquid secondary market for such options or futures or, in the case of OTC transactions, the Sub-Adviser believes the Pear Tree Fund can receive on each business day at least two independent bids or offers. However, there can be no assurance that a liquid secondary market will exist at any specific time. Thus, it may not be possible to close an options or futures position. The inability to close options and futures positions also could have an adverse impact on a Pear Tree Fund’s ability to effectively hedge its portfolio. There is also the risk of loss by a Pear Tree Fund of margin deposits or collateral in the event of bankruptcy of a broker with whom a Pear Tree Fund has an open position in an option, a futures contract or related option.
To the extent that the Pear Tree Fund uses futures, options or forward instruments to gain direct exposure to a security or market, the use of such instruments could expose the Pear Tree Fund to the effects of leverage, which could increase the Pear Tree Fund’s exposure to the market and magnify potential losses. The exchanges on which options on portfolio securities are traded have generally established limitations governing the maximum number of call or put options on the same underlying security (whether or not covered) which may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written in one or more accounts or through one or more brokers). “Trading limits” are imposed on the maximum number of contracts which any person may trade on a particular trading day.
Certain Regulatory Aspects of Use of Futures and Options on Futures. Pear Tree Funds are operated by a person who has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act, as amended (“CEA”), and, therefore, is not subject to registration or regulation as a pool operator under the CEA.
(c)
Foreign Securities, Instruments, Currencies and Transactions and Specific Risks

Participatory Notes
Each of Emerging Markets Fund, Foreign Value Fund and Foreign Value Small Cap Fund may invest in participatory notes. Participatory notes are offshore derivative instruments issued to foreign investors against underlying Indian securities which are not registered with the Securities and Exchange Board of India. The risks of investing in participatory notes are similar to those risks of investing in foreign securities in general. See “Principal Investment Risks” for each Fund in the Prospectus for a discussion of the risks of investing in foreign securities. Participatory notes function similarly to depositary receipts except that brokers, not U.S. banks, are depositories for Indian-based securities
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on behalf of foreign investors. Brokers buy Indian-based securities and then issue participatory notes to foreign investors. Any dividends or capital gains collected from the underlying securities are remitted to the foreign investors. However, unlike depositary receipts, participatory notes are subject to credit risk based on the uncertainty of the counterparty’s (i.e., the broker’s) ability to meet its obligations.
Opals
Each of Emerging Markets Fund, Foreign Value Fund and Foreign Value Small Cap Fund may each invest in optimized portfolio as listed securities (“OPALS”). OPALS represent an interest in a basket of securities of companies primarily located in a specific country generally designed to track an index for that country. Investments in OPALS are subject to the same risks inherent in directly investing in foreign securities and also have the risk that they will not track the underlying index. See “Principal Investment Risks-Foreign Securities” in the Prospectus. In addition, because the OPALS are not registered under applicable securities laws, they may only be sold to certain classes of investors, and it may be more difficult for the Pear Tree Fund to sell OPALS than other types of securities. However, the OPALS may generally be exchanged with the issuer for the underlying securities, which may be more readily tradable.
Depository Receipts
Each Pear Tree Fund may invest in American Depository Receipts (“American Depositary Receipts, or ADRs,”), European Depository Receipts (“EDRs”) and Global Depository Receipts (“GDRs”). American Depositary Receipts, or ADRs, EDRs and GDRs (collectively, “Depository Receipts”) are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer’s home country. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. American Depositary Receipts, or ADRs, are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, American Depositary Receipts, or ADRs, continue to be subject to many of the risks associated with investing directly in foreign securities. These risks include foreign exchange risk as well as the political and economic risks of the underlying issuer’s country. Depository Receipts may be sponsored or unsponsored. Unsponsored Depository Receipts are established without the participation of the issuer. Unsponsored Depository Receipts differ from Depository Receipts sponsored by an issuer in that they may involve higher expenses, they may not pass-through voting or other shareholder rights, and they may be less liquid.
Foreign Currency Transactions
A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are principally traded in the inter-bank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.
Since investments in foreign companies will usually involve currencies of foreign countries, and since each of Emerging Markets Fund, Foreign Value Fund, and Foreign Value Small Cap Fund may temporarily hold funds in bank deposits in foreign currencies during the completion of investment programs, the value of the assets of these Pear Tree Funds as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Pear Tree Funds may incur costs in connection with conversions between various currencies. Each of Emerging Markets Fund, Foreign Value Fund, and Foreign Value Small Cap Fund will conduct foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies. Each of Emerging Markets Fund, Foreign Value Fund, and Foreign Value Small Cap Fund will generally not enter into a forward contract with a term of greater than one year. the Pear Tree Funds’ Custodian (as defined below) will place cash or liquid securities into a segregated account of the series in an amount equal to the value of the Pear Tree Funds’ total assets committed to the consummation of forward foreign currency exchange contracts. If the value of the securities placed in the segregated account declines, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of the Pear Tree Funds’ commitments with respect to such contracts.
Each of Emerging Markets Fund, Foreign Value Fund, and Foreign Value Small Cap Fund will generally enter into forward foreign currency exchange contracts under two circumstances. First, when a Pear Tree Fund enters into a
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contract for the purchase or sale of a security denominated in a foreign currency, it may desire to “lock in” the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of foreign currency involved in the underlying security transactions, the Pear Tree Fund will seek to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received.
Second, when a Pear Tree Fund’s Sub-Adviser believes that the currency of a particular foreign country may experience an adverse movement against the U.S. dollar, it may enter into a forward contract to sell an amount of the foreign currency approximating the value of some or all of the Pear Tree Fund’s portfolio securities denominated in such foreign currency. Alternatively, where appropriate, a Pear Tree Fund may hedge all or part of its foreign currency exposure through the use of a basket of currencies where certain of such currencies act as an effective proxy for other currencies. In such a case, the Pear Tree Fund may enter into a forward contract where the amount of the foreign currency to be sold exceeds the value of the securities denominated in such currency. The use of this basket hedging technique may be more efficient and economical than entering into separate forward contracts for each currency held in the Pear Tree Fund. The precise matching of the forward contract amounts, and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Under certain circumstances, the Pear Tree Fund may commit a substantial portion, or up to 75 percent of the value of its assets, to the consummation of these contracts. The Pear Tree Fund’s Sub-Adviser will consider the effect a substantial commitment of its assets to forward contracts would have on the investment program of the Pear Tree Fund and the flexibility of the Pear Tree Fund to purchase additional securities. Other than as set forth above, the Pear Tree Fund will not enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate the Pear Tree Fund to deliver an amount of foreign currency in excess of the value of the Pear Tree Fund’s portfolio securities or other assets denominated in that currency. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the longer-term investment decisions made with regard to overall diversification strategies. However, the Pear Tree Fund’s Sub-Adviser believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of the Pear Tree Fund will be served.
At the maturity of a forward contract, the Pear Tree Fund may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an “offsetting” contract obligating it to purchase, on the same maturity date, the same amount of the foreign currency.
As indicated above, it is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of the forward contract. Accordingly, it may be necessary for a Pear Tree Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Pear Tree Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Pear Tree Fund is obligated to deliver.
If a Pear Tree Fund retains the portfolio security and engages in an offsetting transaction, the Pear Tree Fund will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If the Pear Tree Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between the Pear Tree Fund’s entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Pear Tree Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Pear Tree Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.
A Pear Tree Fund is not required to enter into forward contracts with regard to their foreign currency-denominated securities and will not do so unless deemed appropriate by the relevant Pear Tree Fund’s Sub-Adviser. It also should be realized that this method of hedging against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange at a future date. Additionally, although such
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contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain that might result from an increase in the value of that currency.
Eurodollar Certificates of Deposit (ECDs), Eurodollar Time Deposits (ETDs) and Yankee Certificates of Deposit (YCDs)
ECDs are U.S. dollar denominated certificates of deposit issued by foreign branches of domestic banks. ETDs are U.S. dollar denominated deposits in foreign banks or foreign branches of U.S. banks. YCDs are U.S. dollar denominated certificates of deposit issued by U.S. branches of foreign banks. Different risks than those associated with the obligations of domestic banks may exist for ECDs, ETDs and YCDs because the banks issuing these instruments, or their domestic or foreign branches, are not necessarily subject to the same regulatory requirements that apply to domestic banks, such as loan limitations, examinations and reserve, accounting, auditing, recordkeeping and public reporting requirements.
(d)
Defensive Strategies & Liquidity

At times, a Sub-Adviser may judge that market conditions make pursuing the Pear Tree Fund’s investment strategies inconsistent with the best interests of its shareholders. The Pear Tree Fund’s Sub-Adviser may then temporarily use defensive strategies that are mainly designed to limit the Pear Tree Fund’s losses. Although the Pear Tree Fund’s Sub-Adviser has the flexibility to use these strategies, it may choose not to for a variety of reasons, even in very volatile market conditions. These strategies may cause the Pear Tree Fund to miss out on investment opportunities and may prevent the Pear Tree Fund from achieving its goal.
Each Pear Tree Fund may invest in cash, cash equivalents, and short-term debt obligations for defensive purposes, as well as for liquidity purposes (e.g., for redemption of shares, to pay expenses or pending other investments). Short-term debt obligations may include obligations of the U.S. government and (in the case of Emerging Markets Fund, Foreign Value Fund, and Foreign Value Small Cap Fund securities of foreign governments). Short-term debt obligations may also include certificates of deposit and bankers’ acceptances issued by U.S. banks (and, in the case of Emerging Markets Fund, Foreign Value Fund, and Foreign Value Small Cap Fund, foreign banks) having deposits in excess of  $2 billion, commercial paper, short-term corporate bonds, debentures and notes and repurchase agreements, all with one year or less to maturity. Investments in commercial paper are limited to obligations (i) rated Prime-1 by Moody’s Investors Service, Inc. (“Moody’s”) or A-1 by S&P, or in the case of any instrument that is not rated, of comparable quality as determined by the Manager or the Pear Tree Fund’s Sub-Adviser, or (ii) issued by companies having an outstanding debt issue currently rated Aaa or Aa by Moody’s or AAA or AA by S&P. Investments in other corporate obligations are limited to those having maturity of one year or less and rated Aaa or Aa by Moody’s or AAA or AA by S&P. The value of fixed-income securities may fluctuate inversely in relation to the direction of interest rate changes.
(e)
Portfolio Turnover

A change in securities held by a Pear Tree Fund is known as “portfolio turnover” and almost always involves the payment by the Pear Tree Fund of brokerage commissions or dealer markups and other transaction costs on the sale of securities as well as on the reinvestment of the proceeds in other securities. High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Pear Tree Fund and may affect taxes paid by shareholders to the extent taxable gains are distributed. Portfolio turnover is not a limiting factor with respect to investment decisions by any Pear Tree Fund.
Except as noted, the portfolio turnover rates for the Pear Tree Funds’ two most recently ended fiscal years were as follows:
	Fiscal Years Ended March 31,
	2019	2018
Pear Tree Polaris Small Cap Fund	24%	18%
Pear Tree Quality Fund	57%	48%
Pear Tree Axiom Emerging Markets World Equity Fund*	172%	50%
Pear Tree Polaris Foreign Value Fund	12%	30%
Pear Tree Polaris Foreign Value Small Cap Fund	52%	26%
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	Fiscal Years Ended March 31,
	2019	2018
Pear Tree PNC International Small Cap Fund**	22%	-

*
Prior to December 8, 2018, Emerging Markets Fund had a different investment sub-adviser and pursued different principal investment strategies.

**
Portfolio turnover information for fiscal year ended March 31, 2018 omitted because International Small Cap Fund did not commence operations until January 2019.

(f)
Description of Benchmark Indices.

The following are descriptions of indices against which each Pear Tree Fund measures their performance.
Small Cap Fund measures its performance against the Russell 2000® Index. The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 is a subset of the Russell 3000® Index representing approximately 10 percent of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2000 Index is constructed to provide a comprehensive and unbiased small-cap barometer and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set. Russell 2000 Index and Russell 3000 Index are registered trademarks of FTSE Russell.
Quality Fund measures its performance against the S&P 500 Index®. The S&P 500 includes 500 leading companies in leading industries of the U.S. economy. Although the S&P 500 focuses on the large cap segment of the market, with approximately 75 percent coverage of U.S. equities, it is serves as a proxy for the total market. The S&P 500 is part of a series of S&P U.S. indices that have been used as building blocks for portfolio construction. S&P 500 is maintained by the S&P Index Committee, a team of Standard & Poor’s economists and index analysts, who meet on a regular basis. The Index Committee also monitors constituent liquidity to ensure efficient portfolio trading while keeping index turnover to a minimum. S&P 500 Index is a registered trademark of Standard & Poor's Financial Services LLC or its subsidiaries.
Emerging Markets Fund measures its performance against the MSCI Emerging Markets Index®. The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. As of June 1, 2018, the countries represented in the MSCI Emerging Markets Index were Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, the Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.
Foreign Value Fund measures its performance against the MSCI EAFE® Index. The MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. As of June 1, 2019, the countries represented in the MSCI EAFE Index were Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom*.
Foreign Value Small Cap Fund measures its performance against the MSCI ACWI® ex USA Small Cap, which captures small-cap representation across 22 developed markets and 23 emerging market countries, and covers approximately 14 percent of the global equity opportunity set outside of the U.S. As of June 1, 2019, countries with developed markets represented in the MSCI ACWI ex USA Small Cap were [Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the U.K., and countries with emerging markets represented were Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, the Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey, and the United Arab Emirates].
International Small Cap Fund measures its performance against the MSCI ACWI® ex USA Small Cap, which captures small-cap representation across 22 developed markets and 23 emerging market countries, and covers approximately 14 percent of the global equity opportunity set outside of the U.S. As of June 1, 2019, countries with developed markets represented in the MSCI ACWI ex USA Small Cap were [Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the U.K., and countries with emerging markets represented were Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, the Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey, and the United Arab Emirates].
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MSCI Emerging Markets Index, MSCI EAFE Index, and MSCI ACWI are registered trademarks or service marks of MSCI Inc. or its subsidiaries.
(g)
Diversification Policy

The 1940 Act requires each “management company,” such as any of the Pear Tree Funds, be classified as a “diversified company” or a “non-diversified company.” A “diversified company” is a management company that meets the following requirements: At least 75 percent of the value of its total assets is represented by (a) cash and cash items (including receivables), (b) government securities, (c) securities of other investment companies, and (d) other securities that are limited in respect of any one issuer to an amount (i) not greater in value than 5 percent of the value of the total assets of such management company and (ii) not more than 10 percent of the outstanding voting securities of such issuer. A “non-diversified company” is any management company other than a diversified company.
Emerging Markets Fund is classified as a diversified company. Each of the other Pear Tree Funds is a non-diversified company. If a Pear Tree Fund that is a diversified company sought to change its classification to a non-diversified company, the 1940 Act requires that that Pear Tree Fund’s shareholders approve such reclassification.
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INVESTMENT RESTRICTIONS OF THE PEAR TREE FUNDS
Fundamental Investment Restrictions.
Each Pear Tree Fund has adopted certain fundamental investment restrictions, as listed below, which may not be changed without the affirmative vote of the holders of a “majority of the outstanding voting securities” (as defined in the 1940 Act) of the Pear Tree Fund. For this purpose, a majority of the outstanding shares of the Pear Tree Fund means the vote of the lesser of:
1.
67 percent or more of the shares represented at a meeting, if the holders of more than 50 percent of the outstanding shares are present in person or by proxy, or
2.
More than 50 percent of the outstanding shares of the Pear Tree Fund.
Pear Tree Quality Fund and Pear Tree Polaris Foreign Value Small Cap Fund
Each of Quality Fund and Foreign Value Small Cap Fund may not:
(1)
Issue senior securities, except to the extent permitted by applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction;
(2)
Borrow money, except on a temporary basis and except to the extent permitted by applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction;
(3)
Invest in real estate except (a) that the Fund may invest in securities of issuers that invest in real estate or interests therein, securities that are secured by real estate or interests therein, securities of real estate investment trusts, mortgage-backed securities and other securities that represent a similar indirect interest in real estate; and (b) the Fund may acquire real estate or interests therein through exercising rights or remedies with regard to an instrument or security;
(4)
Act as an underwriter, except insofar as the Fund technically may be deemed to be an underwriter in connection with the purchase or sale of its portfolio securities;
(5)
Make loans, except that the Fund may (i) lend portfolio securities in accordance with the Fund’s investment policies, (ii) enter into repurchase agreements, (iii) purchase all or a portion of an issue of publicly distributed debt securities, bank loan participation interests, bank certificates of deposit, bankers’ acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities, (iv) participate in a credit facility whereby the Fund may directly lend to and borrow money from other affiliated Funds to the extent permitted under the 1940 Act or an exemption therefrom, and (v) make loans in any other manner consistent with applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction;
(6)
Concentrate its investments in securities of companies in any particular industry; or
(7)
Invest in commodities or commodity contracts, except that the Fund may invest in currency instruments and currency contracts and financial instruments and financial contracts that might be deemed to be commodities and commodity contracts in accordance with applicable law.
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Pear Tree Polaris Small Cap Fund and Pear Tree Polaris Foreign Value Fund
Small Cap Fund and Foreign Value Fund may not:
(1)
Purchase any security if as a result a Fund would then hold more than 10 percent of any class of securities of an issuer (taking all common stock issues of an issuer as a single class, all preferred stock issues as a single class, and all debt issues as a single class) or more than 10 percent of the outstanding voting securities of an issuer;
(2)
Purchase any security if as a result any Fund would then have more than 10 percent of the value of its net assets (taken at current value) invested in any of the following types of investment vehicles: in securities of companies (including predecessors) less than three years old, in securities which are not readily marketable, in securities which are subject to legal or contractual restrictions on resale (“restricted securities”) and in repurchase agreements which have a maturity longer than seven (7) days, provided, however, that no Fund may invest more than 15 percent of its assets in illiquid securities;
(3)
Make short sales of securities or maintain a short position unless at all times when a short position is open the particular Fund owns an equal amount of such securities or securities convertible into, or exchangeable without payment of any further consideration for, securities of the same issue as, and equal in amount to, the securities sold short, and unless not more than 10 percent of the Fund’s net assets (taken at current value) is held as collateral for such sales at any one time. Such sales of securities subject to outstanding options would not be made. A Fund may maintain short positions in a stock index by selling futures contracts on that index;
(4)
Issue senior securities, borrow money or pledge its assets except that a Fund may borrow from a bank for temporary or emergency purposes in amounts not exceeding 10 percent (taken at the lower of cost or current value) of its total assets (not including the amount borrowed) and pledge its assets to secure such borrowings. A Fund will not purchase any additional portfolio securities so long as its borrowings amount to more than 5 percent of its total assets;
(5)
Purchase or retain securities of any company if, to the knowledge of the Funds, officers and Trustees of the Funds or of the Manager or of the Sub-Adviser of the particular Funds who individually own more than ½ of 1 percent of the securities of that company together own beneficially more than 5 percent of such securities;
(6)
Buy or sell real estate or interests in real estate, although it may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate;
(7)
Act as underwriter except to the extent that, in connection with the disposition of Fund securities, it may be deemed to be an underwriter under certain provisions of the federal securities laws;
(8)
Make investments for the purpose of exercising control or management;
(9)
Participate on a joint or joint and several basis in any trading account in securities;
(10)
Write, purchase, or sell puts, calls or combinations thereof, except that the Fund may (i) write covered call options with respect to all of its portfolio securities; (ii) purchase put options and call options on widely recognized securities indices, common stock of individual companies or baskets of individual companies in a particular industry or sector; (iii) purchase and write call options on stock index futures and on stock indices; (iv) sell and purchase such options to terminate existing positions;
(11)
Invest in interests in oil, gas or other mineral exploration or development programs, although it may invest in the common stocks of companies that invest in or sponsor such programs;
(12)
Make loans, except (i) through the purchase of bonds, debentures, commercial paper, corporate notes and similar evidences of indebtedness of a type commonly sold privately to financial institutions, (ii) through repurchase agreements and loans of portfolio securities (limited to 30 percent of the value of a Fund’s total assets). The purchase of a portion of an issue of such securities distributed publicly, whether or not such purchase is made on the original issuance, is not considered the making of a loan;
(13)
Invest more than 25 percent of the value of its total assets in any one industry; or
(14)
Invest in commodities or commodity contracts or in puts, calls, or combinations of both, except interest rate futures contracts, options on securities, securities indices, currency and other financial instruments, futures contracts on securities, securities indices, currency and other financial instruments and options on such futures contracts, forward foreign currency exchange contracts, forward commitments, securities index put or call warrants and repurchase agreements entered into in accordance with the fund’s investment policies.
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Pear Tree Axiom Emerging Markets World Equity Fund
Emerging Markets Fund may not:
(1)
Make short sales of securities or maintain a short position unless at all times when a short position is open the particular Fund owns an equal amount of such securities or securities convertible into, or exchangeable without payment of any further consideration for, securities of the same issue as, and equal in amount to, the securities sold short, and unless not more than 10 percent of the Fund’s net assets (taken at current value) is held as collateral for such sales at any one time. Such sales of securities subject to outstanding options would not be made. A Fund may maintain short positions in a stock index by selling futures contracts on that index;
(2)
Issue senior securities, borrow money or pledge its assets except that a Fund may borrow from a bank for temporary or emergency purposes in amounts not exceeding 10 percent (taken at the lower of cost or current value) of its total assets (not including the amount borrowed) and pledge its assets to secure such borrowings. A Fund will not purchase any additional portfolio securities so long as its borrowings amount to more than 5 percent of its total assets;
(3)
Purchase or retain securities of any company if, to the knowledge of the Funds, officers and Trustees of the Funds or of the Manager or of the Sub-Adviser of the particular Funds who individually own more than ½ of 1 percent of the securities of that company together own beneficially more than 5 percent of such securities;
(4)
Buy or sell real estate or interests in real estate, although it may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate;
(5)
Act as underwriter except to the extent that, in connection with the disposition of Fund securities, it may be deemed to be an underwriter under certain provisions of the federal securities laws;
(6)
Make investments for the purpose of exercising control or management;
(7)
Participate on a joint or joint and several basis in any trading account in securities;
(8)
Write, purchase, or sell puts, calls or combinations thereof, except that the Fund may (i) write covered call options with respect to all of its portfolio securities; (ii) purchase put options and call options on widely recognized securities indices, common stock of individual companies or baskets of individual companies in a particular industry or sector; (iii) purchase and write call options on stock index futures and on stock indices; (iv) sell and purchase such options to terminate existing positions;
(9)
Invest in interests in oil, gas or other mineral exploration or development programs, although it may invest in the common stocks of companies that invest in or sponsor such programs;
(10)
Make loans, except (i) through the purchase of bonds, debentures, commercial paper, corporate notes and similar evidences of indebtedness of a type commonly sold privately to financial institutions, (ii) through repurchase agreements and loans of portfolio securities (limited to 30% of the value of a Fund’s total assets). The purchase of a portion of an issue of such securities distributed publicly, whether or not such purchase is made on the original issuance, is not considered the making of a loan;
(11)
Invest more than 25 percent of the value of its total assets in any one industry; or
(12)
Invest in commodities or commodity contracts or in puts, calls, or combinations of both, except interest rate futures contracts, options on securities, securities indices, currency and other financial instruments, futures contracts on securities, securities indices, currency and other financial instruments and options on such futures contracts, forward foreign currency exchange contracts, forward commitments, securities index put or call warrants and repurchase agreements entered into in accordance with the fund’s investment policies.
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Pear Tree PNC International Small Cap Fund
International Small Cap Fund may not:
(1)
Issue senior securities, except to the extent permitted by applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction;
(2)
Borrow money, except on a temporary basis and except to the extent permitted by applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction;
(3)
Invest in real estate except (a) that International Small Cap Fund may invest in securities of issuers that invest in real estate or interests therein, securities that are secured by real estate or interests therein, securities of real estate investment trusts, mortgage-backed securities and other securities that represent a similar indirect interest in real estate; and (b) International Small Cap Fund may acquire real estate or interests therein through exercising rights or remedies with regard to an instrument or security;
(4)
Act as an underwriter, except insofar as International Small Cap Fund technically may be deemed to be an underwriter in connection with the purchase or sale of its portfolio securities;
(5)
Make loans, except that International Small Cap Fund may (i) lend portfolio securities in accordance with the Fund’s investment policies, (ii) enter into repurchase agreements, (iii) purchase all or a portion of an issue of publicly distributed debt securities, bank loan participation interests, bank certificates of deposit, bankers’ acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities, (iv) participate in a credit facility whereby International Small Cap Fund may directly lend to and borrow money from other affiliated Funds to the extent permitted under the 1940 Act or an exemption therefrom, and (v) make loans in any other manner consistent with applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction;
(6)
Concentrate its investments in securities of companies in any particular industry; or
(7)
Invest in commodities or commodity contracts, except that International Small Cap Fund may invest in currency instruments and currency contracts and financial instruments and financial contracts that might be deemed to be commodities and commodity contracts in accordance with applicable law.
The following statements are not part of the investment restriction.
In the opinion of the SEC, investments are concentrated in a particular industry if such investments aggregate more than 25 percent of the fund’s total assets. When identifying industries for purposes of its concentration policy, the Fund will rely upon available industry classifications. The Pear Tree Funds’ policy on concentration does not apply to investments in U.S. government securities.
All percentage limitations on investments, except the percentage limitations with respect to borrowing in fundamental policy 4 above applicable to Small Cap Fund, Emerging Markets Fund, Foreign Value Fund, and International Small Cap Fund will apply at the time of the making of an investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment.
For purposes of fundamental policy 4 above applicable to Small Cap Fund, Emerging Markets Fund, Foreign Value Fund, and International Small Cap Fund collateral arrangements with respect to the writing of covered call options and options on index futures and collateral arrangements with respect to margin for a stock index future are not deemed to be a pledge of assets and neither such arrangements nor the purchase or sale of stock index futures or the purchase of related options are deemed to be the issuance of a senior security.
“Invest,” as used in the investment restrictions above, means to purchase or otherwise acquire a financial instrument, or to sell or otherwise dispose of a financial instrument.
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TRUSTEES AND OFFICERS OF THE TRUST; FUND GOVERNANCE
The tables below identify the current Trustees and officers of the Trust, their ages, their present positions with the Trust, terms of office with the Trust and length of time served, principal occupations over at least the last five years and other directorships/trusteeships held. Each Trustee and officer holds office for an indefinite term until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The mailing address of each of the Trustees and Officers of the Trust is 55 Old Bedford Road, Suite 202, Lincoln, Massachusetts 01773.
Trustees who are not Interested Persons of the Trust
The following individuals are Trustees of the Trust (each, a “Trustee”), but not “interested persons” of the Trust, as that term is defined in the 1940 Act.
NAME AND AGE	POSITION HELD WITH TRUST	TERM OF OFFICE/ LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS[1]	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN	OTHER DIRECTORSHIPS HELD BY TRUSTEE
Robert M. Armstrong (Born: March 1939)	Trustee	Indefinite Term (1985 to present)	Independent Director and Consultant Services (1998 – Present)	6	None
John M. Bulbrook (Born: July 1942)	Trustee	Indefinite Term (1985 to present)	CEO and Treasurer, John M. Bulbrook Insurance Agency, Inc. (d/b/a Bulbrook/Drislane Brokerage) (distributor of financial products, including insurance) (1984 – Present)	6	None
William H. Dunlap (Born: March 1951)	Trustee	Indefinite Term (October 2006 to present)	President, New Hampshire Historical Society, (Feb. 2010 – Present); Principal, William H. Dunlap & Company (consulting firm)(2005 – Present); President, EQ Rider, Inc., (equestrian clothing sales) (1998 – 2008); Director, Merrimack County Savings Bank (2005 – Present); Trustee, New Hampshire Mutual Bancorp (2013 – Present)	6	None
Clinton S. Marshall (Born: May 1957)	Trustee	Indefinite Term (April 2003 to present)	Owner, Coastal CFO Solutions, outsource firm offering CFO solutions to businesses (1998 – Present); CFO, Fore River Company (2002 – Present)	6	None
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Trustees and Officers who are Interested Persons of the Trust
The following individuals are Trustees or officers of the Trust who are “interested persons” of the Trust, as that term is defined in the 1940 Act.
NAME AND AGE	POSITION HELD WITH TRUST	TERM OF OFFICE/ LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS[1]	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN	OTHER DIRECTORSHIPS HELD BY TRUSTEE/ OFFICER
Willard L. Umphrey (Born: July 1941)	Trustee, President, Chairman (1985 to present)	Indefinite Term (1985 to present)	Director, U.S. Boston Capital Corporation; President, Pear Tree Advisors, Inc.	6
U.S. Boston Corporation; U.S. Boston Asset Management Corporation; Pear Tree Advisors, Inc.; Pear Tree Partners Management LLC; Unidine Corporation; USB Corporation; U.S. Boston Insurance Agency, Inc.; U.S. Boston Capital Corporation; Woundcheck Laboratories

Leon Okurowski (Born: December 1942)	Vice President, Treasurer (1985 to present)	(1985 to present)	Director and Vice President, U.S. Boston Capital Corporation; Treasurer, Pear Tree Advisors, Inc.; Trustee, Pear Tree Funds (4/17/1985 – 9/30/2004)	N/A
Everest USB Canadian Storage, Inc.; Pear Tree Advisors, Inc.; U.S. Boston Corporation; U.S. Boston Asset Management Corporation; MedCool, Inc., USB Corporation; USB Everest Management, LLC; USB Everest Storage LLC; U.S. Boston Insurance Agency, Inc.; U.S. Boston Capital Corporation; Woundcheck Laboratories

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NAME AND AGE	POSITION HELD WITH TRUST	TERM OF OFFICE/ LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS[1]	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN	OTHER DIRECTORSHIPS HELD BY TRUSTEE/ OFFICER
Deborah A. Kessinger (Born: May 1963)	Assistant Clerk and Chief Compliance Officer	(April 2005 to Present)
Senior Counsel (since 9/04), President (since 8/07) and Chief Compliance Officer (since 12/05), U.S. Boston Capital Corporation; Senior Counsel (since 9/2004) and Chief Compliance Officer (since 10/2006), Pear Tree Advisors, Inc.; Chief Compliance Officer and General Counsel, Wainwright Investment Counsel, LLC (investment management firm) (2000 – 2004); Compliance Attorney, Broadridge Financial Solutions (formerly Forefield, Inc.) (software provider) (2001 – 2004) and Compliance Consultant (2007 to 2015)
				N/A	None
Diane Hunt (Born: February 1962)	Assistant Treasurer	(June 2010 to Present)	Controller (Since 3/2010) Pear Tree Advisors, Inc.; Accountant (Since 1984) U.S. Boston Capital Corporation	N/A	None
Thomas Buckley (Born: April 1985)	Clerk	(July 2018 to Present)
Legal Product Manager, Pear Tree Advisors, Inc.; Compliance Officer, Cantella & Co., Inc. (2/2018 – 7/2018); Compliance and Operations Associate, Arthur W. Wood Company (6/2016 –2/2018); Logistics Supervisor, Planet Eclipse LLC (1/2005 – 6/2016)
				N/A	None
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NAME AND AGE	POSITION HELD WITH TRUST	TERM OF OFFICE/ LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS[1]	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN	OTHER DIRECTORSHIPS HELD BY TRUSTEE/ OFFICER
John Hunt (Born: July 1958)	Assistant Clerk	(February 2016 to Present)	Partner, Sullivan & Worcester LLP (4/2016 to present); Partner, Nutter, McClennen & Fish LLP (6/2012 to 4/2016)	N/A	None
Notes:
(1)
The principal occupations of the Trustees and officers of the Trust for the last five years have been with the employers shown above, although in some cases they have held different positions with such employers.
(2)
Mr. Umphrey is an “interested person” (as defined in the 1940 Act) of the Trust. Mr. Umphrey has been determined to be an “Interested Trustee” by virtue of, among other things, his affiliation with the Manager and the Pear Tree Funds’ distributor, U.S. Boston Capital Corporation (“Distributor”).
Unless disclosed in a table above, no Trustee or officer of the Pear Tree Funds held during the past five years any directorship in a company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, or subject to the requirements of Section 15(d) of that act or any company registered as an investment company under the 1940 Act.
Leadership Structure, Qualifications and Responsibilities of the Board of Trustees of the Trust
The Trustees of the Trust are responsible for the oversight of the business of the Trust. The Trustees meet periodically throughout the year to oversee the Pear Tree Funds’ activities, review contractual arrangements with companies that provide services to the Pear Tree Funds and review the Pear Tree Funds’ performance. The Trustees have the authority to take all actions necessary in connection with their oversight of the business affairs of the Trust, including, among other things, approving the investment objectives, policies and procedures for the Pear Tree Funds. The Trust enters into agreements with various entities to manage the day-to-day operations of the Pear Tree Funds, including the Manager and the Sub-Advisers, administrator, transfer agent, distributor and custodian. The Trustees are responsible for approving these service providers, approving the terms of their contracts with the Pear Tree Funds, and exercising general service provider oversight. The Trustees have engaged the Manager to manage each Pear Tree Fund on a day-to-day basis subject to their oversight.
Leadership Structure and the Board of Trustees.
The Trust currently has five Trustees, including four Trustees who are not “interested persons” of any Pear Tree Fund, as that term is defined in the 1940 Act (each, an “Independent Trustee”). The other Trustee is affiliated with each of the Manager and the Distributor.
The Trustees have appointed Mr. Umphrey to serve in the role of Chairman. Mr. Umphrey is the President of the Manager and a director of the Distributor. The Independent Trustees have designated Mr. Bulbrook as the Lead Independent Trustee. The Lead Independent Trustee participates in the preparation of agendas for the Trustees’ meetings. The Lead Independent Trustee also acts as a liaison between meetings with the Trust’s officers, other Trustees, the Manager, other service providers and counsel to the Independent Trustees. The Lead Independent Trustee may also perform such other functions as may be requested by the other Independent Trustees from time to time. The Trustees have determined that the Trustees’ leadership and committee structure is appropriate because it provides a structure for the Trustees to work effectively with management and service providers and facilitates the exercise of the Trustees’ independent judgment. The Trustees’ leadership structure permits important roles for the President of the Manager, who serves as Chairman of the Trust and oversees the Manager’s day-to-day management of the Pear Tree Funds, and the Independent Trustees, through the designation of a Lead Independent Trustee and the participation of the other Independent Trustees. In addition, the Audit Committee, the sole Committee of the Trustees, provides for: (a) effective oversight of accounting and financial reporting responsibilities, and (b) the ability to meet independently with independent counsel and outside the presence of management on governance and related issues. Except for any duties
SAI - 26

specified herein or pursuant to the Trust’s Second Amended and Restated Declaration of Trust or By-laws, the designation of Chairman or Lead Independent Trustee does not impose on such Trustee any duties, obligations or liability that is greater than the duties, obligations or liability imposed on such person as Trustee generally. The Trustees conduct an annual evaluation of the performance of the Trustees, including the effectiveness of  (i) the Audit Committee and the structure of having a single committee, (ii) the Trustees’ oversight of the Pear Tree Funds, and (iii) the Trustees’ development and implementation of governance policies. The leadership structure of the Trustees may be changed, at any time and in the discretion of the Trustees, including in response to changes in circumstances or the characteristics of the Pear Tree Funds.
Oversight of Risk.
The Trustees oversee risk as part of their general oversight of the Pear Tree Funds. The Pear Tree Funds are subject to a number of risks, including investment, compliance, financial, operational and valuation risks. The Pear Tree Funds’ officers, the Manager, the Distributor and other Fund service providers perform risk management as part of the day-to-day operations of the Pear Tree Funds. The Trustees recognize that it is not possible to identify all risks that may affect the Pear Tree Funds, and that it is not possible to develop processes or controls to eliminate all risks and their possible effects. Risk oversight is addressed as part of various Trustee and Audit Committee activities, including the following: (a) at regular Trustees’ meetings, and on an ad hoc basis as needed, receiving and reviewing reports related to the performance and operations of the Pear Tree Funds; (b) reviewing the compliance policies and procedures of the Trust (including the Pear Tree Funds), the Manager and the Sub-Advisers; (c) meeting with investment personnel to review investment strategies, techniques and the processes used to manage related risks; (d) receiving and reviewing reports regarding key service providers; (e) receiving reports from the Chief Compliance Officer of the Pear Tree Funds and other senior officers of the Trust and the Manager regarding compliance matters affecting the Trust (including the Pear Tree Funds) and their service providers; and (f) meeting with the Manager’s personnel to discuss risks related to the Pear Tree Funds’ investments. The Trustees may, at any time and in their discretion, change the manner in which they conduct their risk oversight role.
The Trustees have established one standing committee, an Audit Committee, as described below:
Audit Committee.
The purpose of the Audit Committee is to oversee generally the Trust’s accounting and financial reporting policies and practices, internal controls and, as appropriate, the internal controls of certain service providers; to oversee generally the quality and objectivity of financial statements and the independent audit thereof; recommend to the Trustees the appointment and/or replacement of the independent registered public accounting firm (the “Auditor”) for the Trust; and to act as a liaison between the Auditor and all of the Trustees. The Audit Committee comprises all of the Independent Trustees. Mr. Marshall is the Chairman of the Audit Committee. In performing its oversight function the Audit Committee has, among other things, specific power and responsibility to: (a) oversee the Trust’s accounting and financial reporting policies and practices, internal control over the Trust’s financial reporting and, as appropriate, the internal control over financial reporting of service providers; (b) oversee the quality and objectivity of the Trust’s financial statements and the independent audit thereof; (c) approve the terms of the engagement of the Trust’s independent auditors and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Trust’s independent registered public accounting firm; and (d) act as a liaison between the Auditor and the Trustees.
The Audit Committee also acts as a nominating committee, as necessary from time to time, to identify, interview and recommend to all of the Trustees candidates for consideration as nominees to serve as Independent Trustees. Neither the Audit Committee nor the Trust has adopted procedures for shareholders to submit recommendations for nomination as a Trustee.
The Audit Committee meets as often as necessary or appropriate to discharge its functions and will meet at least once annually. During the fiscal year ended March 31, 2019, the Audit Committee met three times.
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Trustees’ Qualifications and Experience.
The governing documents for the Trust do not set forth any specific qualifications that a person must meet in order to serve as a Trustee. As noted above, a majority of the Trustees are Independent Trustees. Among the attributes and skills common to all Trustees are the ability to review, evaluate and discuss information and proposals provided to them regarding the Pear Tree Funds, the ability to interact effectively with the Manager and other service providers, and the ability to exercise independent business judgment. Each Trustee’s ability to perform his duties effectively has been attained through: (a) the individual’s business and professional experience and accomplishments; (b) the individual’s experience working with the other Trustees and management; (c) the individual’s prior experience serving in executive positions and/or on the boards of other companies and organizations; and (d) the individual’s educational background, professional training, and/or other experiences. Generally, no one factor is decisive in determining that an individual should serve as a Trustee. Set forth below is a brief description of the specific experience of each Trustee. Additional details regarding the background of each Trustee are included in the chart earlier in this section.
Robert M. Armstrong. Mr. Armstrong has served as a Trustee since 1985. Mr. Armstrong has more than 30 years of business experience in the real estate and consulting areas, including serving as a chief financial officer. Mr. Armstrong has also served on the board of a public company.
John M. Bulbrook. Mr. Bulbrook has served as a Trustee since 1985. He serves as the current Lead Independent Trustee. Mr. Bulbrook has more than 30 years of experience in the insurance and risk management industry, including serving as chief executive officer of a distributor of insurance products.
William H. Dunlap. Mr. Dunlap has served as a Trustee since 2006. Mr. Dunlap has more than 30 years of experience in consumer sales, consulting and non-profit management, including senior management experience. Mr. Dunlap also serves on the board of directors of a bank holding company and its savings bank subsidiary.
Clinton S. Marshall. Mr. Marshall has served as a Trustee since 2003. He currently serves as the Chairman of the Audit Committee. Mr. Marshall has over 30 years of business and financial experience, including time as Chief Financial Officer. Through his company Mr. Marshall serves as the chief financial officer and in other financial capacities for a number of startup and more established businesses throughout northern New England. Additionally, Mr. Marshall has also served on the board of directors of other corporations.
Willard L. Umphrey. Mr. Umphrey has served as a Trustee since 1985. He is the President of the Manager and a director of the Distributor.
Trustee Compensation
The Pear Tree Funds currently pay each Independent Trustee an annual retainer in the amount of  $41,500. Additionally, the Pear Tree Funds pay each of the Lead Independent Trustee and the Chairperson of the Audit Committee an additional annual retainer in the amount of  $3,000. The pro rata share of such compensation paid by the Fund is based on the Fund’s average net assets as a percentage of the average net assets of all of the Pear Tree Funds.
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COMPENSATION TABLE
for the fiscal year ended March 31, 2019
Name of Trustee	Aggregate Compensation from the Trust	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From the Trust and Fund Complex Paid to Trustee
Robert M. Armstrong	$39,500	N/A	N/A	$39,500
John M. Bulbrook	$42,500	N/A	N/A	$42,500
William H. Dunlap	$39,500	N/A	N/A	$39,500
Clinton S. Marshall	$42,500	N/A	N/A	$42,500
For the fiscal year ended March 31, 2019, each Independent Trustee was paid a retainer in the amount of  $39,500 per annum. Additionally, each of the Lead Independent Trustee and the Chairman of the Audit Committee was paid an additional retainer in the amount of  $3,000 per annum.
The Second Amended and Restated Agreement and Declaration of Trust of the Trust provides that the Pear Tree Funds will indemnify their Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Pear Tree Funds, except if it is determined in the manner specified in the Second Amended and Restated Agreement and Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust or that such indemnification would relieve any officer or Trustee of any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. The Pear Tree Funds, at their expense, will provide liability insurance for the benefit of their Trustees and officers.
At June 30, 2019, the Trustees and officers as a group owned in the aggregate the following percentages of outstanding Ordinary Shares, Institutional Shares and R6 Shares.
	Ordinary Shares	Institutional Shares	R6 Shares
Pear Tree Polaris Small Cap Fund	0.55%	16.03%	0.00%
Pear Tree Quality Fund	0.38%	18.74%	0.00%
Pear Tree Axiom Emerging Markets World Equity Fund	0.75%	12.86%	4.38%
Pear Tree Polaris Foreign Value Fund	0.09%	0.07%	0.63%
Pear Tree Polaris Foreign Value Small Cap Fund	0.34%	0.60%	3.01%
Pear Tree PNC International Small Cap Fund	100%	100%	99.84%
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TRUSTEE SHARE OWNERSHIP TABLE
For the Calendar Year ended December 31, 2018
INDEPENDENT TRUSTEES:
Name of Trustee	Dollar Range of Equity Securities in Small Cap Fund	Dollar Range of Equity Securities in Quality Fund	Dollar Range of Equity Securities in Emerging Markets Fund	Dollar Range of Equity Securities in Foreign Value Fund	Dollar Range of Equity Securities in Foreign Value Small Cap Fund	Dollar Range of Equity Securities in International Small Cap Fund	Aggregate Dollar Range of Equity Securities in Pear Tree Fund Complex
Robert M. Armstrong	$50,001 – $100,000	None	None	$10,000 – $50,000	None	*	Over $100,000
John M. Bulbrook	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000	*	Over $100,000
William H. Dunlap	None	None	None	$10,000 – $50,000	$10,000 – $50,000	*	$10,000 – $50,000
Clinton S. Marshall	None	None	$10,000 – $50,000	$10,000 – $50,000	$10,000 – $50,000	*	$10,000 – $50,000

*
For the calendar year ended December 31, 2018, no Trustee of the Trust owned any shares of International Small Cap Fund as International Small Cap Fund did not commence operations until January 2019.

INTERESTED TRUSTEE:
Name of Trustee	Dollar Range of Equity Securities in Small Cap Fund	Dollar Range of Equity Securities in Quality Fund	Dollar Range of Equity Securities in Emerging Markets Fund	Dollar Range of Equity Securities in Foreign Value Fund	Dollar Range of Equity Securities in Foreign Value Small Cap Fund	Dollar Range of Securities in International Small Cap Fund	Aggregate Dollar Range of Equity Securities in Pear Tree Fund Complex
Willard L. Umphrey	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000	*	Over $100,000

*
For the calendar year ended December 31, 2018, no Trustee of the Trust owned any shares of International Small Cap Fund as International Small Cap Fund did not commence operations until January 2019.

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PRINCIPAL SHAREHOLDERS
As of July 12, 2019, each of the following persons owned 5 percent or more of a class of shares of a Pear Tree Fund. Beneficial owners of 25 percent or more of any class of shares of a Pear Tree Fund are presumed to be in control of that Pear Tree Fund’s class of shares for the purposes of voting on certain matters submitted to that Pear Tree Fund’s shareholders.
PEAR TREE POLARIS SMALL CAP FUND	NAME AND ADDRESS	% OF OUTSTANDING ORDINARY SHARES
	Joseph E. Kasputys 148 Sandy Pond Road Lincoln, MA 01773	14.28%
		% OF OUTSTANDING INSTITUTIONAL SHARES
	Bernard R. Horn, Jr. 99 Beaver Road Reading, MA 0186	57.89%
	National Financial Services Corp 200 Liberty Street New York, NY 10281	19.21%
	Lawrie Okurowski 294 Elm Street Concord, MA 01742	5.33%
PEAR TREE QUALITY FUND	NAME AND ADDRESS	% OF OUTSTANDING ORDINARY SHARES
	Joseph E. Kasputys 148 Sandy Pond Road Lincoln, MA 01773	16.11%
	Lowell Anesthesiology Service/Profit Sharing Retirement Plan 60 East Street, Ste 1300 Methuen, MA 01844	5.11%

		% OF OUTSTANDING INSTITUTIONAL SHARES
	National Financial Service Corp 200 Liberty Street New York, NY 10281	32.26%
	First Clearing, LLC One North Jefferson St. Louis, MO 63103	11.31%
	Pershing Division of /Donaldson Lufkin & Jenrette One Pershing Plaza Jersey City, NJ 07339	7.53%
	LPL Financial 4707 Executive Drive San Diego, CA 92121	7.29%
	Mid Atlantic Trust Company 1251 Waterfront Pl, Ste 525 Pittsburgh, PA 15222	6.67%
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PEAR TREE AXIOM EMERGING MARKETS WORLD EQUITY FUND	NAME AND ADDRESS	% OF OUTSTANDING INSTITUTIONAL SHARES
	Joseph E. Kasputys 148 Sandy Pond Road Lincoln, MA 01773	14.21%
	National Financial Service Corp For Exclusive Benefit of Our Customers 200 Liberty Street New York, NY 10281	5.55%
	Lowell Anesthesiology Service/Profit Sharing Retirement Plan 60 East Street, Ste 1300 Methuen, MA 01844	5.30%
		% OF OUTSTANDING INSTITUTIONAL SHARES
	Mid Atlantic Trust Company FBO/ Providence Point Umbrella 401(k) Profit Sharing Plan & Trust 1251 Waterfront Place Pittsburgh, PA 15222	28.68%
	Zwanziger Family Ventures LLC 148 Dartmouth Street West Newton, MA 02465	24.28%
		% OF OUTSTANDING R6 SHARES
	National Financial Services LLC 200 Liberty Street New York, NY 10281	100.00%
PEAR TREE POLARIS FOREIGN VALUE FUND	NAME AND ADDRESS	% OF OUTSTANDING ORDINARY SHARES
	National Financial Service Corp For Exclusive Benefit of Our Customers 200 Liberty Street New York, NY 10281	65.09%
	Charles Schwab & Co Inc For the Exclusive Benefit of Customers 100 Montgomery Street San Francisco, CA 94104	8.77%
		% OF OUTSTANDING INSTITUTIONAL SHARES
	National Financial Service Corp 200 Liberty Street New York, NY 10281	28.30%
	Morgan Stanley Smith Barney LLC/ For the Exclusive Benefit of its Owners 1585 Broadway New York, NY 10036	16.83%
	Charles Schwab & Co Inc For the Exclusive Benefit of Customers 100 Montgomery Street San Francisco, CA 94104	19.81%
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PEAR TREE POLARIS FOREIGN VALUE FUND	NAME AND ADDRESS	% OF OUTSTANDING INSTITUTIONAL SHARES
	UBS Financial Services 1000 Harbor Blvd, 8th Floor Weehawken, NJ 07086	10.32%
	SEI Private Trust Company Attn: Mutual Fund Administrator One Freedom Valley Drive Oaks, PA 19456	6.45%
		% OF OUTSTANDING R6 SHARES
	SEI Private Trust Company Attn: Mutual Fund Administrator One Freedom Valley Drive Oaks, PA 19456	50.02%
	Christian Church Foundation PO Box 1986 Indianapolis, IN 46206	12.88%
	MAC & CO Mutual Fund Operations PO Box 1986 Indianapolis, IN 46206	8.15%
	Charles Schwab & Co Inc/ Attn Mutual Funds 100 Montgomery Street San Francisco, CA 94101	13.35%
	Northern Trust Company FBO Industrial/Commission of Arizona PO Box 92956 Chicago, IL 60675	8.25%
PEAR TREE POLARIS FOREIGN VALUE SMALL CAP FUND	NAME AND ADDRESS	% OF OUTSTANDING ORDINARY SHARES
	National Financial Service Corp For Exclusive Benefit of our Customers 200 Liberty Street New York, NY 10281	14.71%
	Charles Schwab & Co Inc Special Custody A/C FBO Customers 100 Montgomery Street San Francisco, CA 94104	14.19%
	TD Ameritrade For Benefit of: Lori A ESAU TOD PO Box 2226 Omaha, NE 68103	19.19%
	Joseph E. Kasputys 148 Sandy Pond Road Lincoln, MA 01773	10.02%
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PEAR TREE POLARIS FOREIGN VALUE FUND	NAME AND ADDRESS	% OF OUTSTANDING INSTITUTIONAL SHARES
	Pershing LLC One Pershing Plaza Jersey City, NJ 07399	25.91%
	National Financial Service Corp For Exclusive Benefit of our Customers 200 Liberty Street New York, NY 10281	23.24%
	Charles Schwab and Company, Inc. Special Custody A/C FBO Customers 100 Montgomery Street San Francisco, CA 94104	20.31%
	SEI Private Trust Company One Freedom Valley Drive Oaks, PA 19456	7.41%
	TD Ameritrade For the Exclusive Benefit of our Clients PO Box 2226 Omaha, NE 68103	7.79%
		% OF OUTSTANDING R6 SHARES
	Edward Jones For the Benefit of Customers 12555 Manchester Road Saint Louis, MO 63131	92.12%
PEAR TREE PNC INTERNATIONAL SMALL CAP FUND	NAME AND ADDRESS	% OF OUTSTANDING ORDINARY SHARES
	Willard Umphrey 55 Old Bedford Road Lincoln, MA 01773	100.00%
		% OF OUTSTANDING INSTITUTIONAL SHARES
	Willard Umphrey 55 Old Bedford Road Lincoln, MA 01773	79.11%
	Leon Okurowski 294 Elm Street Concord, MA 01742	18.80%
		% OF OUTSTANDING R6 SHARES
	Leon Okurowski 294 Elm Street Concord, MA 01742	92.24%
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THE MANAGER AND THE SUB-ADVISERS
The Manager
The Manager is an affiliate of U.S. Boston Capital Corporation, the Pear Tree Funds’ Distributor, which is a wholly owned subsidiary of U.S. Boston Corporation. Willard L. Umphrey, CFA, President and Trustee of the Trust, Leon Okurowski, Treasurer of the Trust, individually and jointly with their spouses, together own 100 percent of the Manager’s outstanding voting securities. Messrs. Umphrey and Okurowski also are affiliates of U.S. Boston Capital Corporation.
The Management Contract
Under the terms of the management agreement (the “Management Contract”), the Manager may, subject to the approval of the Trustees, manage a Pear Tree Fund itself or select a sub-adviser to manage the Fund. In the latter case, the Manager monitors the Sub-Advisers’ investment program and results, reviews brokerage matters, oversees compliance by the Pear Tree Funds with various federal and state statutes and the Pear Tree Funds’ own investment objectives, policies, and restrictions and carries out the directives of the Trustees. In each case, the Manager also provides the Pear Tree Funds with office space, office equipment, and personnel necessary to operate and administer the Pear Tree Funds’ business, and provides general management and administrative services to the Pear Tree Funds, including overall supervisory responsibility for the management and investment of the Pear Tree Funds’ securities portfolios and for the provision of services by third parties such as the Pear Tree Funds’ custodian.
The Management Contract continues in force from year to year, but only so long as its continuance is approved at least annually by (i) vote, cast in person at a meeting called for the purpose, of a majority of those Trustees who are not “interested persons” (as defined in the 1940 Act) of the Manager or the Pear Tree Funds, and by (ii) either the majority vote of all the Trustees or the vote of a majority of the outstanding voting securities of each Pear Tree Fund. The Management Contract automatically terminates on assignment and is terminable on 60 days’ written notice by either party.
In addition to the management fee, the Pear Tree Funds pay all expenses not assumed by the Manager, including, without limitation, fees and expenses of the Trustees, interest charges, taxes, brokerage commissions, expenses of issue or redemption of shares, fees and expenses of registering and qualifying the Trust and shares of the respective Pear Tree Funds for distribution under federal and state laws and regulations, charges of custodians, auditing and legal expenses, expenses of determining net asset value of the Pear Tree Funds’ shares, reports to shareholders, expenses of meetings of shareholders, expenses of printing and mailing Prospectuses and proxies to existing shareholders, and their proportionate share of insurance premiums and professional association dues or assessments.
Pear Tree Fund expenses generally are allocated among and charged to the assets of the respective the Pear Tree Funds, and then further allocated between the classes thereof in accordance with the Pear Tree Funds’ Multi-class Plan pursuant to Rule 18f-3 under the 1940 Act (the “18f-3 Plan”). Allocations for most expenses are based on the relative net assets of each Pear Tree Fund and each class. Certain expenses attributable to a specific Pear Tree Fund or a specific class of a Pear Tree Fund are allocated to that Pear Tree Fund and class. In addition, the Trustees approve fee waivers and expense reimbursements for certain costs associated with providing regulatory and compliance services to the Pear Tree Funds. For the twelve months ended March 31, 2019, the Trustees have approved reimbursements that amounted to $8,309,730. The Pear Tree Funds are also responsible for such non-recurring expenses as may arise, including litigation in which the Pear Tree Funds may be a party, and other expenses as determined by the Trustees. The Pear Tree Funds may have an obligation to indemnify their officers and Trustees with respect to such litigation.
The Pear Tree Funds and the Manager have received an exemptive order from the SEC that permits the Manager, subject to certain conditions, to enter into or amend an agreement with a Sub-Adviser (an “Advisory Contract”) without obtaining shareholder approval. With Trustee approval, the Manager may employ a new Sub-Adviser for a Pear Tree Fund, change the terms of the Advisory Contracts, or enter into new Advisory Contracts with an unaffiliated Sub-Adviser. The Manager retains ultimate responsibility to oversee the Sub-Advisers and to recommend their hiring, termination, and replacement. Shareholders of a Pear Tree Fund continue to have the right to terminate the Advisory Contract applicable to that Pear Tree Fund at any time by a vote of the majority of the outstanding voting securities of the Pear Tree Fund. Shareholders will be notified of any Sub-Adviser changes or other material amendments to an Advisory Contract that occurs under these arrangements.
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As compensation for services rendered, each Pear Tree Fund, other than Small Cap Fund and International Small Cap Fund, pays the Manager a monthly management fee at the annual rate of 1.00 percent of the average daily net assets. As compensation for services rendered, Small Cap Fund pays the Manager a monthly management fee at an annual rate of 0.80 percent of average daily net assets and International Small Cap Fund pays the Manager a monthly management fee at an annual rate of 0.90 percent of average daily net assets.
The Manager received fees for services rendered for the three most recently ended fiscal years as follows:
Fund Name	2017		2018		2019
Pear Tree Polaris Small Cap Fund	$833,477		$926,747		$1,013,044
Pear Tree Quality Fund	$1,199,820	*	$1,279,128	*	$1,506,736	*
Pear Tree Axiom Emerging Markets World Equity Fund	$651,689	**	$533,681	**	$946,557	**
Pear Tree Polaris Foreign Value Fund	$15,780,222		$21,119,415	***	$31,757,709	***
Pear Tree Polaris Foreign Value Small Cap Fund	$5,377,420		$7,936,341	****	$10,155,247	****
Pear Tree PNC International Small Cap Fund *****	-		-		$15,196

*
Includes waiver by the Manager of its management fee in the amount of $299,896 for fiscal year 2017, $330,428 for fiscal year 2018, and $442,445 for fiscal year 2019

**
Includes waiver by the Manager of its management fee in the aggregate amount of $143,371 for fiscal year 2017, $117,433 for fiscal year 2018, and $208,206 for fiscal year 2019.

***
Includes waiver by the Manager of its management fee in the aggregate amount of  $2,112,031 for the fiscal year 2018 and $3,175,771 for the fiscal year 2019.

****
Includes waiver by the Manager of its management fee in the aggregate amount of  $793,634 for the fiscal year 2018 and $1,015,525 for the fiscal year 2019.

*****
The Manager did not receive compensation relating to International Small Cap Fund in any of the fiscal years ended March 31, 2017 and March 31, 2018 because International Small Cap Fund did not commence operations until January 2019.

A discussion regarding the basis for the Trustees’ approval of the Management Contract and each Advisory Contract relating to a Pear Tree Fund was included in the Pear Tree Fund’s Semi-Annual report to shareholders for the period ended September 30, 2018, other than Emerging Markets Fund and International Small Cap Fund. A discussion regarding the basis for the Trustees' approval of the Management Contract and Advisory Contract relating to each of International Small Cap Fund and Emerging Markets Fund was included in the Pear Tree Fund's Annual Report to shareholders for the period ended March 31, 2019. You can request the Pear Tree Fund’s most recent annual and semi-annual reports free of charge, by contacting your plan sponsor, broker-dealer, or financial intermediary, or by contacting a Pear Tree Fund representative at 1-800-326-2151. The reports are also available, free of charge, on www.peartreefunds.com.
Fee Waivers/Expense Limitations.
Pear Tree Quality Fund
The Manager has agreed until July 31, 2020 to waive such portion of the management fees that it would otherwise receive under its agreement with Pear Tree Funds for serving as investment manager to Quality Fund, such that the aggregate management fee that the Manager would receive during the waiver period for serving as the investment manager of Quality Fund would be calculated using (a) an annual rate of 0.75 percent for the first $125 million of Quality Fund’s net assets, and (b) an annual rate of 0.50 percent for Quality Fund’s net assets in excess of  $125 million. This fee waiver only may be terminated with the approval of the Trustees.
For the fiscal year ended March 31, 2019, the Manager waived its management fee and reimbursed Quality Fund for its expenses in the aggregate amount of  $442,445.
Pear Tree Axiom Emerging Markets World Equity Fund
The Manager has contractually agreed until July 31, 2020 to waive such portion of the management fees that it would otherwise receive under its agreement with Pear Tree Funds for serving as investment manager to Emerging Markets Fund, such that the aggregate management fee that the Manager would receive during the waiver period for serving as the investment manager of Emerging Markets Fund would be calculated using (a) an annual rate of 0.78 percent if
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Emerging Markets Fund’s net assets are up to $300 million, (b) an annual rate of 0.83 percent if Emerging Markets Fund’s net assets are between $300 million and $600 million, and (c) an annual rate of 0.88 percent if Emerging Markets Fund’s net assets are in excess of  $600 million. This fee waiver only may be terminated with the approval of the Trustees.
The Manager also has contractually agreed until July 31, 2020 to reimburse such portion of the expenses of Emerging Markets Fund attributable to R6 Shares such that “Total Annual Fund Operating Expenses after Fee Waiver and/or Expense Reimbursement” with respect to R6 Shares is not greater than 0.99 percent of Emerging Markets Fund’s net assets attributable to R6 Shares. This expense reimbursement agreement does not permit the Manager to recoup any amounts reimbursed by the Manager, and it only may be terminated with the approval of the Trustees. The aggregate expenses of Emerging Markets Fund with respect to Ordinary and Institutional Shares remain unchanged.
For the fiscal year ended March 31, 2019, the Manager waived its management fee and reimbursed Emerging Markets Fund for its expenses in the aggregate amount of  $208,318.
Pear Tree Polaris Small Cap Fund
The Manager is contractually obligated to assume expenses of Pear Tree Polaris Small Cap Fund, if necessary, in order to reduce its total expenses to no more than 2.00 percent of average daily net assets for any fiscal year. This agreement limits expenses at the fund level and not at the individual share class level. Accordingly, the fees of any individual class may be higher than the expense limitation because the expense limit calculation adds the expenses of the different classes together and then divides that number by the total average net assets of the Pear Tree Fund. Expenses eligible for reimbursement under all applicable expense limitations do not include interest, taxes, brokerage commissions or extraordinary expenses. As a result, and as indicated above, total expenses may be higher than the expense limitation applicable for the Pear Tree Fund. No such reductions in compensation were necessary for the fiscal year ended March 31, 2019
Pear Tree Polaris Foreign Value Fund; Pear Tree Polaris Foreign Value Small Cap Fund
The Manager has contractually agreed until July 31, 2020 to waive such portion of the management fees that it would otherwise receive under its agreement with Pear Tree Funds for serving as investment manager to each of Foreign Value Fund and Foreign Value Small Cap Fund such that the aggregate management fee that the Manager would receive during the waiver period for serving as the investment manager of each of Foreign Value Fund and Foreign Value Small Cap Fund would be calculated using an annual rate of 0.90 percent of the Fund’s net assets. This fee waiver with respect to either Fund only may be terminated with the approval of the Trustees.
For the fiscal year ended March 31, 2019, the Manager waived its management fee and reimbursed Foreign Value Fund and Foreign Value Small Cap Fund for its expenses in the aggregate amount of $3,175,771 and 1,015,525, respectively.
Pear Tree Polaris Foreign Value Fund
The Manager has contractually agreed until July 31, 2020 to reimburse such portion of the expenses of Foreign Value Fund attributable to R6 Shares such that “Total Annual Fund Operating Expenses after Fee Waiver and/or Expense Reimbursement” with respect to R6 Shares is not greater than 0.94 percent of Foreign Value Fund’s net assets attributable to R6 Shares. This expense reimbursement agreement does not permit the Manager to recoup any amounts reimbursed by the Manager, and it only may be terminated with the approval of the Trustees.
For the fiscal year ended March 31, 2019 the manager waived fees in the aggregate amount of  $96,714. All share classes of Foreign Value Fund were included in the previous agreement.
Pear Tree PNC International Small Cap Fund
There are currently no agreements to waive International Small Cap Fund fees or reimburse International Small Cap Fund expenses.
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All Funds
The Manager, in its capacity as transfer agent to Pear Tree Funds, has contractually agreed until July 31, 2020 to waive such portion of the fees that it would otherwise receive for serving as transfer agent under its agreement with Pear Tree Funds such that the aggregate transfer agent fee with respect to Institutional Shares of each Fund would be calculated using an annual rate of 0.04 percent of the Fund’s net assets attributable to its Institutional Shares. This fee waiver with respect to any Fund only may be terminated with the approval of the Trustees. The aggregate transfer agent fee with respect to Ordinary Shares and R6 Shares, if any, of each Fund remains unchanged.
For the fiscal year ended March 31, 2019, the Manager, in its capacity as transfer agent, waived its transfer agency fee in the aggregate amount of  $3,370,957.
No Recoupment
With respect to each expense reimbursement or fee waiver agreement described above, the Manager does not have a right to recoup from the applicable Pear Tree Fund amounts that it has waived or reimbursed under that agreement.
The Sub-Advisers
Pear Tree Quality Fund
Chartwell Investment Partners, LLC (“Chartwell”) 1205 Westlakes Drive, Suite 100, Berwyn, Pennsylvania 19312 serves as the Sub-Adviser to Pear Tree Quality Fund. Chartwell is a wholly owned subsidiary of TriState Capital Holdings, Inc., a bank holding company listed on the NASDAQ Global Select Market (Ticker: TSC) and is based in Pittsburgh, Pennsylvania. On or about March 31, 2018, Chartwell replaced Columbia Partners, L.L.C. – Investment Management (“Columbia”) as sub-adviser to Quality Fund.
Pear Tree Axiom Emerging Markets World Equity Fund
Axiom International Investors LLC (“Axiom”), 33 Benedict Place, Greenwich, Connecticut 06830 serves as Sub-Adviser to Emerging Markets Fund. Axiom was founded on September 1, 1998 as an independent investment adviser by Andrew Jacobson. From its origins in 1998 as an investment adviser specializing in managing international equity portfolios, Axiom has evolved into a global investment management firm. Axiom manages international, global, small cap, and emerging market equities on behalf of our global institutional clients. Since its inception, Axiom has been independent and employee owned. On December 8, 2018, Axiom replaced PanAgora Asset Management, Inc. ("PanAgora") as sub-adviser to Emerging Markets Fund.
Pear Tree Polaris Small Cap Fund, Pear Tree Polaris Foreign Value Fund & Pear Tree Polaris Foreign Value Small Cap Fund
Polaris Capital Management, LLC. (“Polaris”), 121 High Street, Boston, Massachusetts 02110 serves as Sub-Adviser to each of Small Cap Fund, Foreign Value Fund, and Foreign Value Small Cap Fund. Bernard R. Horn, Jr. is the majority owner and is thus a control person of Polaris. On January 1, 2015, Polaris replaced Columbia as the sub-adviser to Small Cap Fund.
Pear Tree PNC International Small Cap Fund
PNC Capital Advisors LLC. ("PNC Capital Advisors"), One East Pratt Street, Fifth Floor-East, Baltimore, MD 21202 serves as sub-adviser to the International Small Cap Fund. PNC Capital Advisors is a wholly owned direct subsidiary of PNC Bank, National Association ("PNC Bank"). PNC Bank is a wholly owned subsidiary of The PNC Financial Services Group, Inc., a financial holding company.
Advisory Contracts
The Manager has an Advisory Contract relating to a Pear Tree Fund with the Sub-Adviser to that Fund. The terms of each Advisory Contract generally are the same. Pursuant to each Advisory Contract, the Sub-Adviser to the Pear Tree Fund furnishes an investment program for the Fund (except in the case of Pear Tree Quality Fund, in which the Manager selects the target portfolio), makes investment decisions on behalf of the Pear Tree Fund, places all orders for the purchase and sale of portfolio investments for the Pear Tree Fund’s account with brokers or dealers selected by such Sub-Adviser and may perform certain limited, related administrative functions in connection therewith.
SAI - 38

The Advisory Contract provides that it will continue in force for two years from its date, and from year to year thereafter, but only so long as its continuance is approved at least annually by (i) vote, cast in person at a meeting called for the purpose, of a majority of those Trustees who are not “interested persons” (as defined in the 1940 Act) of the Sub-Adviser, the Manager or the Pear Tree Funds, and by (ii) either the majority vote of all of the Trustees or the vote of a majority of the outstanding voting securities of the Pear Tree Fund. The Advisory Contract may be terminated without penalty by vote of the Trustees or the shareholders of the Pear Tree Fund, or by the Manager on not less than 30 days’ written notice or more than 60 days’ written notice or by the Sub-Adviser on not less than 30 days’ or more than 60 days’ written notice. The Advisory Contract may be amended without a vote of the shareholders of the Pear Tree Fund. The Advisory Contract also terminates without payment of any penalty in the event of its assignment and in the event that for any reason the Management Contract between the Trust and the Manager terminates generally or terminates with respect to the Pear Tree Fund.
The Advisory Contract provides that the Sub-Adviser shall not be subject to any liability to the Pear Tree Funds or to the Manager or to any shareholder of the Pear Tree Funds for any act or omission in the course of or connected with the rendering of services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its duties on the part of the Sub-Adviser.
For services rendered, the Manager pays to the Sub-Adviser of the Pear Tree Fund a fee based on a percentage of the average daily total net assets of the Pear Tree Fund. The fee for each Pear Tree Fund is determined separately.
Currently, the contractually stated fees to be paid by the Manager to the Sub-Advisers are as follows:
Advisory Fee Rates
Pear Tree Polaris Small Cap Fund	0.25% of the first $100 million, 0.30% of amounts in excess $100 million but less than $200 million and 0.325% of amounts in excess of $200 million of average daily total net assets.
Pear Tree Quality Fund	$90,000 per year
Pear Tree Axiom Emerging Markets World Equity Fund (effective December 8, 2018)	0.35% of the first $100 million 0.40% of amounts in excess of $100 million but less than $200 million and 0.45% of assets in excess of $200 million of average daily net assets
Pear Tree Polaris Foreign Value Fund*	0.35% of the first $35 million, 0.40% of amounts in excess of $35 million but less than $200 million and 0.50% of assets in excess of $200 million of average daily total net assets
Pear Tree Polaris Foreign Value Small Cap Fund**	0.35% of the first $35 million, 0.40% of amounts in excess of $35 million but less than $200 million and 0.50% of assets in excess of $200 million of average daily total net assets
Pear Tree PNC International Small Cap Fund	0.30% of the first $35 million, 0.35% of amounts in excess of $35 million but less than $200 million and 0.45% of amounts in excess of $200 million of average daily total net assets.

*
Until July 31, 2020, or the Trustees terminate the management fee waiver with respect to Foreign Value Fund, the Sub-Adviser has agreed to waive its fees such that the annual advisory fee rates are as follows: 0.30 percent of the first $35 million; 0.35 percent of amounts in excess of  $35 million but less than $200 million; and 0.45 percent of assets in excess of  $200 million of average daily total net assets.

**
Until July 31, 2020, or the Trustees terminate the management fee waiver with respect to Foreign Value Small Cap Fund, the Sub-Adviser has agreed to waive its fees such that the annual advisory fee rates are as follows: 0.30 percent of the first $35 million; 0.35 percent of amounts in excess of  $35 million but less than $200 million; and 0.45 percent of assets in excess of  $200 million of average daily total net assets.

For services rendered for the three most recently ended fiscal years, the applicable Sub-Adviser received fees of, as follows:
SAI - 39

	Fiscal Years Ended March 31,
	Sub-Adviser	2017	2018	2019
Pear Tree Polaris Small Cap Fund	Polaris	$263,104	$297,530	$329,891
Pear Tree Quality Fund	Chartwell(1)	$115,986	$122,330	$123,587
Pear Tree Axiom Emerging Markets World Equity Fund	Axiom(2)	$173,727	$133,420	$265,055
Pear Tree Polaris Foreign Value Fund	Polaris	$7,674,848	$10,342,158	$15,661,355	(3)
Pear Tree Polaris Foreign Value Small Cap Fund	Polaris	$2,471,982	$3,750,671	$4,860,123	(4)
Pear Tree PNC International Small Cap Fund	PNC	-	-	$5,065

(1)
On or about March 31, 2018, Columbia sold part of its business to Chartwell, including its sub-advisory agreement regarding Quality Fund. Thus, all sub-advisory fees paid prior to March 31, 2018 were paid to Columbia.

(2)
On December 8, 2018, Axiom replaced PanAgora as sub-adviser to Emerging Markets Fund. Thus, all sub-advisory fees paid prior to that date were paid to PanAgora.

(3)
Amounts presented represent gross sub-advisory fees paid to Polaris. Of such gross amount, Polaris waived sub-advisory fees in the annual aggregate amount as follows: $1,055,966 in 2018, and $1,587,885 in 2019.

(4)
Amounts presented represent gross sub-advisory fees paid to Polaris. Of such gross amount, Polaris waived sub-advisory fees in the annual aggregate amount as follows: $396,817 in 2018 and $507,762 in 2019.

Portfolio Managers
The portfolio managers for the Pear Tree Fund are listed below. In some instances, a portfolio manager manages other investment companies and/or investment accounts in addition to the Pear Tree Fund for which he or she serves as portfolio manager. The following tables show, as of March 31, 2019, the number of accounts each portfolio manager managed in each of the listed categories and the total assets in the accounts managed within each category. The tables also show the number of accounts with respect to which the advisory fee is based on the performance of the account, if any, and the total assets in those accounts.
Pear Tree Polaris Small Cap Fund — Polaris (as of March 31, 2019)
Portfolio Manager:	Category	Number of All Accounts	Total Assets of All Accounts* (in 000s)	Number of Accounts Paying a Performance Fee	Total Assets of Accounts Paying a Performance Fee
Bernard R. Horn, Jr.	Registered Investment Companies	7	$6,547,532	0	$0
	Other Pooled Investment Vehicles	6	$683,573	0	$0
	Other Accounts	29	$5,631,533	1	$55,983,474
Sumanta Biswas, CFA	Registered Investment Companies	7	$6,547,532	0	$0
	Other Pooled Investment Vehicles	6	$683,573	0	$0
	Other Accounts	29	$5,631,533	1	$55,983,474
Bin Xiao, CFA	Registered Investment Companies	7	$6,547,532	0	$0
	Other Pooled Investment Vehicles	6	$683,573	0	$0
	Other Accounts	29	$5,631,533	1	$55,983,474
Jason M. Crawshaw	Registered Investment Companies	7	$6,547,532	0	$0
	Other Pooled Investment Vehicles	6	$683,573	0	$0
	Other Accounts	29	$5,631,533	1	$55,983,474

*
For registered investment companies, assets represent net assets of all open-end investment companies and gross assets of all closed-end

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investment companies, excluding Pear Tree Funds.
Pear Tree Quality Fund — Chartwell (as of March 31, 2019)
Portfolio Manager:	Category	Number of All Accounts	Total Assets of All Accounts*	Number of Accounts Paying a Performance Fee	Total Assets of Accounts Paying a Performance Fee
Mark D. Tindall, CFA	Registered Investment Companies	1	$144 million	None	$0
	Other Pooled Investment Vehicles	None	$0	None	$0
	Other Accounts	12	$219 million	None	$0

*
For registered investment companies, assets represent net assets of all open-end investment companies and gross assets of all closed-end investment companies.

Pear Tree Axiom Emerging Markets World Equity Fund — Axiom (as of March 31, 2019)
Portfolio Manager:	Category	Number of All Accounts	Total Assets of All Accounts* (in 000s)	Number of Accounts Paying a Performance Fee	Total Assets of Accounts Paying a Performance Fee (in 000s)
Andrew Jacobson, CFA	Registered Investment Companies	4	$887	0	$0
	Other Pooled Investment Vehicles	11	$1,419	2	$145
	Other Accounts	8	$2,846	0	$0
Christopher Lively, CFA	Registered Investment Companies	0	$0	0	$0
	Other Pooled Investment Vehicles	4	$2,462	0	$0
	Other Accounts	10	$2,181	6	$1,151
Jose Gerardo Morales, CFA	Registered Investment Companies	3	$441	0	$0
	Other Pooled Investment Vehicles	7	$2,658	0	$0
	Other Accounts	14	$3,152	6	$1,151

*
For registered investment companies, assets represent net assets of all open-end investment companies and gross assets of all closed-end investment companies.

Pear Tree Polaris Foreign Value Fund — Polaris (as of March 31, 2019)
Portfolio Manager:	Category	Number of All Accounts	Total Assets of All Accounts* (in 000s)	Number of Accounts Paying a Performance Fee	Total Assets of Accounts Paying a Performance Fee
Bernard R. Horn, Jr.	Registered Investment Companies	7	$6,547,532	0	$0
	Other Pooled Investment Vehicles	6	$683,573	0	$0
	Other Accounts	29	$5,631,533	1	$55,983,474
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Portfolio Manager:	Category	Number of All Accounts	Total Assets of All Accounts* (in 000s)	Number of Accounts Paying a Performance Fee	Total Assets of Accounts Paying a Performance Fee
Sumanta Biswas, CFA	Registered Investment Companies	7	$6,574,532	0	$0
	Other Pooled Investment Vehicles	6	$683,573	0	$0
	Other Accounts	29	$5,631,533	1	$55,983,474
Bin Xiao, CFA	Registered Investment Companies	7	$6,574,532	0	$0
	Other Pooled Investment Vehicles	6	$683,573	0	$0
	Other Accounts	29	$5,631,533	1	$55,983,474
Jason M. Crawshaw	Registered Investment Companies	7	$6,574,532	0	$0
	Other Pooled Investment Vehicles	6	$683,573	0	$0
	Other Accounts	29	$5,631,533	1	$55,983,474
Pear Tree Polaris Foreign Value Small Cap Fund — Polaris (as of March 31, 2018)
Portfolio Manager:	Category	Number of All Accounts	Total Assets of All Accounts* (in 000s)	Number of Accounts Paying a Performance Fee	Total Assets of Accounts Paying a Performance Fee
Bernard R. Horn, Jr.	Registered Investment Companies	7	$6,547,532	0	$0
	Other Pooled Investment Vehicles	6	$683,573	0	$0
	Other Accounts	29	$5,631,533	1	$55,983,474
Sumanta Biswas, CFA	Registered Investment Companies	7	$6,547,532	0	$0
	Other Pooled Investment Vehicles	6	$683,573	0	$0
	Other Accounts	29	$5,631,533	1	$55,983,474
Bin Xiao, CFA	Registered Investment Companies	7	$6,547,532	0	$0
	Other Pooled Investment Vehicles	6	$683,573	0	$0
	Other Accounts	29	$5,631,533	1	$55,983,474
Jason M. Crawshaw	Registered Investment Companies	7	$6,547,532	0	$0
	Other Pooled Investment Vehicles	6	$683,573	0	$0
	Other Accounts	29	$5,631,533	1	$55,983,474

*
For registered investment companies, assets represent net assets of all open-end investment companies and gross assets of all closed-end investment companies excluding the Pear Tree Funds.

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Pear Tree PNC International Small Cap — PNC (as of December 31, 2018)
Portfolio Manager:	Category	Number of All Accounts	Total Assets of All Accounts*(in 000s)	Number of Accounts Paying a Performance Fee	Total Assets of Accounts Paying a Performance Fee
Martin C. Schulz	Registered Investment Companies	3	$680,393	None	$0
	Other Pooled Investment Vehicles	None	$0	None	$0
	Other Accounts	1	$449	None	$0
Calvin Y. Zhang	Registered Investment Companies	3	$680,393	None	$0
	Other Pooled Investment Vehicles	None	$0	None	$0
	Other Accounts	1	$449	None	$0

*
For registered investment companies, assets represent net assets of all open-end investment companies and gross assets of all closed-end investment companies.

The following table shows the dollar range of shares of a Fund that were beneficially owned by each portfolio manager as of March 31, 2019.
Pear Tree Fund (Portfolio Manager)	Dollar Range of Equity Securities Owned
Pear Tree Polaris Small Cap Fund (Polaris)	None	$1 – $10,000	$10,001 – $50,000	$50,001 – $100,000	$100,001 – $500,000	$500,001 – $1,000,000	Over $1,000,000
Bernard R. Horn, Jr.							X
Sumanta Biswas, CFA	X
Bin Xiao, CPA	X
Jason M. Crawshaw					X
Pear Tree Quality Fund (Chartwell)(1)	None	$1 – $10,000	$10,001 – $50,000	$50,001 – $100,000	$100,001 – $500,000	$500,001 – $1,000,000	Over $1,000,000
Mark D. Tindall, CFA	X
Pear Tree Axiom Emerging Markets World Equity Fund (Axiom)(2)(3)	None	$1 – $10,000	$10,001 – $50,000	$50,001 – $100,000	$100,001 – $500,000	$500,001 – $1,000,000	Over $1,000,000
Andrew Jacobson, CFA	X
Christopher Lively, CFA	X
Jose Gerardo Morales, CFA	X
Pear Tree Polaris Foreign Value Fund (Polaris)	None	$1 – $10,000	$10,001 – $50,000	$50,001 – $100,000	$100,001 – $500,000	$500,001 – $1,000,000	Over $1,000,000
Bernard R. Horn, Jr.							X
Sumanta Biswas, CFA	X
Bin Xiao, CFA	X
Jason M. Crawshaw					X
Pear Tree Polaris Foreign Value Small Cap Fund (Polaris)	None	$1 – $10,000	$10,001 – $50,000	$50,001 – $100,000	$100,001 – $500,000	$500,001 – $1,000,000	Over $1,000,000
SAI - 43

Pear Tree Fund (Portfolio Manager)	Dollar Range of Equity Securities Owned
Bernard R. Horn, Jr.							X
Sumanta Biswas, CFA						X
Bin Xiao, CFA					X
Jason M. Crawshaw					X
Pear Tree PNC International Small Cap Fund (PNC)	None	$1 – $10,000	$10,001 – $50,000	$50,001 – $100,000	$100,001 – $500,000	$500,001 – $1,000,000	Over $1,000,000
Martin C. Schulz	X
Calvin Y. Zhang	X

As of March 31, 2018, no person serving as the Sub-Adviser's portfolio manager for International Small Cap Fund owned any shares of International Small Cap Fund as International Small Cap Fund did not commence operations until 2019.
(1)
On or about March 31, 2018, Columbia sold part of its business to Chartwell, including its sub-advisory agreement regarding Quality Fund.

(2)
On December 8, 2018, Axiom replaced PanAgora as sub-adviser to Emerging Markets Fund. Thus, all sub-advisory fees paid prior to that date were paid to PanAgora.

(3)
For registered investment companies, assets represent net assets of all open-end investment companies and gross assets of all closed-end investment companies excluding the Pear Tree Funds.

Conflicts of Interest
It is possible that conflicts of interest may arise in connection with a portfolio managers’ management of the Pear Tree Fund’s investments on the one hand and the investments of other accounts for which the portfolio manager is responsible on the other. For example, a portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among the Pear Tree Fund and other accounts he or she advises. In addition, due to differences in the investment strategies or restrictions between the Pear Tree Fund and the other accounts, a portfolio manager may take action with respect to another account that differs from the action taken with respect to the Pear Tree Fund. In some cases, another account managed by a portfolio manager may compensate the investment sub-adviser based on the performance of the securities held by that account. The existence of such a performance-based fee may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities. Whenever conflicts of interest arise, the portfolio manager will endeavor to exercise his or her discretion in a manner that he or she believes is equitable to all interested persons.
Sub-Adviser Compensation Structure and Method Used to Determine Compensation
Chartwell
The compensation paid to a Chartwell portfolio manager and analyst consists of base salary, annual bonus, and an annual profit-sharing contribution to the firm’s retirement plan.
A portfolio manager’s and analyst’s base salary is determined by Chartwell’s Compensation Committee and is reviewed at least annually. A portfolio manager’s and analyst’s experience, historical performance, and role in firm or product team management are the primary considerations in determining the base salary. Industry benchmarking is utilized by the Compensation Committee on an annual basis.
Annual bonuses are determined by the Compensation Committee based on a number of factors. The primary factor is a performance-based compensation schedule that is applied to all accounts managed by a portfolio manager within a particular investment product and is not specific to any one account. The bonus is calibrated based on the gross composite performance of such accounts versus the appropriate benchmark and peer group rankings. Portfolio construction, sector and security weighting, and performance are reviewed by the Compliance Committee and Compensation Committee to prevent a manager from taking undue risks. Additional factors used to determine the annual bonus include the portfolio manager’s contribution as an analyst, product team management, and contribution to the strategic planning and development of the investment group as well as the firm. For employee retention purposes, if an individual employee’s bonus exceeds $50,000 for a given year, an amount equal to 25% of the bonus is deferred and paid 3 years after the initial pay date.
SAI - 44

Chartwell also provides a profit sharing and 401(k) plan for all employees. The annual profit-sharing contribution and/or matching contribution from Chartwell is discretionary and based solely on the profitability of the firm.
Axiom
Axiom ties compensation to investment performance. The firm also engages an independent third-party consultant to evaluate its compensation practices.
Portfolio manager compensation comprises base salary, health and dental benefits, equity partnership (all portfolio managers are partners), 401k match, and discretionary bonus. A percentage of the bonus is in the form of deferred compensation on a vesting schedule.
Polaris
All cash flow earned by the firm is distributed to personnel annually in the form of a salary, bonus, retirement plan contribution or equity compensation. Each employee receives a salary and possible discretionary year-end bonus depending on the overall performance and profitability of the firm. Cash flow in excess of operating expenses earned by the firm is distributed to personnel annually. At the senior level, bonuses range from 0 percent to unlimited upside as base salary is kept at a minimum. A typical bonus at this level may be more than 75 percent of base salary. The recognition and retention of firm personnel is supported by the fact that the bonus is based on annual firm profits, which are a function of assets under management, and therefore, performance. There is no formal split between specific performance targets and subjective criteria. The firm seeks to attract best-of-breed personnel and expects compensation of employees to be better than that of peer groups over time. In addition to base salary and bonuses, the firm offers additional incentives for staff, which may include equity ownership or equity-based compensation.
PNC Capital Advisors
PNC Capital Advisors compensates its portfolio managers, investment analysts and research assistants with a combination of a fixed cash base salary and variable incentive compensation, which may be comprised of a cash bonus and a stock compensation award. A portfolio manager’s and investment analyst’s base salary is dependent on his/her level of experience and expertise. The variable incentive compensation portion is determined on a fully discretionary basis by evaluating multiple factors including investment performance, PNC Capital Advisors financial performance and individual contributions made by the portfolio management staff. Investment performance is compared relative to a pre-defined peer group and evaluated on a one-, three- and five-year basis with 25%, 50% and 25% weightings, respectively.
Peer performance metrics are calculated for each portfolio composite. Overall portfolio team investment performance scores are determined by combining composite peer performance scores weighted by composite AUM managed by that portfolio team, along with the one-, three- and five-year weightings described above. The overall incentive compensation pool available to allocate is determined by evaluating Firm and PNC current year financial results versus prior year financial results, planned current year financial results, and current year asset flows. Additionally, PNC Capital Advisors executive management, along with input from the heads of the portfolio management teams, conducts a subjective assessment of individual performance, including but not limited to his or her contribution to the investment team-oriented process and overall performance, client feedback, contributions to the business objectives of the Firm, leadership, teamwork, risk management practices and management skills, where appropriate.
PNC Capital Advisors' Risk Management team provides an independent rating of each investment team’s adherence to Firm risk management practices, which is part of the overall evaluation. The combination of these factors determines individual incentive compensation payments.
In addition to the compensation described above, portfolio managers and investment analysts may receive compensation in the form of PNC Financial stock under its stock plan, which is a program that awards a portion of discretionary year-end compensation in restricted stock of PNC Financial, subject to vesting and other conditions. Eligibility for participation in this incentive program depends on the individual’s performance and seniority.
PNC Capital Advisors' senior management continually monitors its compensation program relative to industry trends and peers and believes that the compensation arrangement is sufficient to attract and retain high-caliber investment professionals.
SAI - 45

As described above, only a portion of the portfolio manager’s overall compensation is tied to performance. Furthermore, incentive compensation is based on one-, three- and five-year periods and therefore is designed to limit the incentives for portfolio managers to take undue short-term risks to improve performance. PNC Capital Advisors' Risk Management Team monitors forward looking risk metrics on an on-going basis. Performance is monitored daily and there are also weekly meetings between portfolio managers and the investment analysts, as well as regular meetings of PNC Capital Advisors' Investment, Risk and Management Committees to review portfolio performance and investment strategy.
Securities Lending
During the fiscal year ended March 31, 2019, Securities Finance Trust Company (the “Lending Agent”) served as the securities lending agent for each Fund pursuant to the terms and conditions provided in a securities lending agreement (the “Lending Agreement”). The Trust terminated the Lending Agreement as of June 30, 2019 and has not entered into a securities lending agreement with any other lending agent.
Generally, the Lending Agent may lend portfolio securities deemed “available securities” by the Manager or Sub-adviser, as the case may be, to one more institutional investors that has been approved under the terms of the Lending Agreement. Such loans of securities are terminable on demand of the Fund lending the securities or the Lending Agent on the Fund’s behalf. Cash received by the Fund as collateral for the borrower’s obligation is typically invested in a registered mutual fund that meets the requirements of a money market fund. Such loans of securities, including the reinvestment of cash collateral, are subject to the terms of the Lending Agreement, including any applicable operating procedures. Among other things, the Lending Agent is responsible for monitoring each transaction for compliance with the Lending Agreement.
During the most recent fiscal year ended March 31, 2019, each of the following Pear Tree Funds received the following amounts related to its portfolio securities that were lent pursuant to the Lending Agreement. During that year, neither Foreign Value Fund nor Foreign Value Small Cap Fund nor International Small Cap Fund participated in any securities lending transaction.
	A	B	C	D	E
	Gross Income From Securities Lending Activities(1)	Fees/ Compensation Paid to Lending Agent (i.e., "revenue split")	Rebate Paid to Borrowers	Amounts Paid to Custodian	Aggregate Fees/ Compensation(2) (B+C+D)	Net Income (A-E)
Pear Tree Quality Fund	$2,162	$7,348	$43,452	$2,408	$53,208	$39,234
Pear Tree Axiom Emerging Markets World Equity Fund(3)	$3,456	$3,253	$16,209	$3,611	$23,073	$14,824
Pear Tree Polaris Small Cap Fund	$8,706	$18,565	$71,977	$3,486	$94,028	$101,714

(1)
Includes income from cash collateral reinvestment.

(2)
No fees were paid for cash collateral management services, administration services, indemnification, or other fees relating to the securities lending program sponsored by the Lending Agent.

(3)
Prior to December 8, 2018, Emerging Markets Fund had a different investment sub-adviser and pursued different principal investment strategies.

SAI - 46

DISTRIBUTOR AND DISTRIBUTION PLAN
Distributor
U.S. Boston Capital Corporation, 55 Old Bedford Road, Suite 202, Lincoln, MA 01773 (“Distributor”), a Massachusetts corporation organized April 23, 1970, is a broker-dealer registered under the Securities Exchange Act of 1934, as amended (the “1934 Act”) and a member of the Financial Industry Regulatory Authority (“FINRA”). The Distributor is an affiliate of the Manager by virtue of being under common ownership with the Manager. The Distributor acts as the principal distributor of the Pear Tree Funds’ shares pursuant to a written agreement (“Distribution Agreement”). Under the Distribution Agreement, the Distributor is not obligated to sell any specific amount of shares of the Pear Tree Funds and will purchase shares for resale only against orders for shares. The Distribution Agreement requires the Distributor to use its best efforts to secure purchasers for shares of the Pear Tree Funds.
Distribution Plan
Each Pear Tree Fund has adopted a distribution plan (the “12b-1 Plan”) on behalf of its Ordinary Shares pursuant to Rule 12b-1 under the 1940 Act to pay for the marketing and distribution of the Pear Tree Fund’s Ordinary Shares including all expenses of preparing, printing and distributing advertising and sales literature and for services provided to shareholders of the Pear Tree Fund’s Ordinary shares. The fee is not directly tied to the Distributor’s expenses. If expenses exceed the Distributor’s fees, the Pear Tree Fund is not required to reimburse the Distributor for excess expenses; if the Distributor’s fees exceed the expenses of distribution, the Distributor may realize a profit.
Each Pear Tree Fund pays the Distributor a monthly fee at the annual rate of 0.25 percent of the average daily net asset value of the Pear Tree Fund’s Ordinary Shares held in shareholder accounts opened during the period the 12b-1 Plan is in effect, as determined at the close of each business day during the month.
For the fiscal year ended March 31, 2019, the Pear Tree Funds paid to the Distributor fees pursuant to the 12b-1 Plan in the following amounts:
Ordinary Shares
Pear Tree Polaris Small Cap Fund	$298,371
Pear Tree Quality Fund	$359,763
Pear Tree Axiom Emerging Markets World Equity Fund	$235,721
Pear Tree Polaris Foreign Value Fund	$2,073,838
Pear Tree Polaris Foreign Value Small Cap Fund	$614,676
Pear Tree PNC International Small Cap Fund	$25
Rule 12b-1 provides that any payments made by an investment company to a distributor must be made pursuant to a written plan describing all material aspects of the proposed financing of distributions and that all agreements with any person relating to implementation of the 12b-1 Plan must be in writing. Continuance of the 12b-1 Plan and the Distribution Agreement is subject to annual approval by a vote of the Trustees, including a majority of the Trustees who are not “interested persons” of the Pear Tree Funds and have no direct or indirect financial interest in the operation of the plan or related agreements (“Qualified Trustees”), cast in person at a meeting called for the purpose. The 12b-1 Plan may be terminated as to a Pear Tree Fund by the vote of a majority of the Qualified Trustees, or by the vote of a majority of the outstanding voting securities of the Pear Tree Fund. All material amendments to the 12b-1 Plan as they relate to a Pear Tree Fund must be approved by the Qualified Trustees and any amendment to increase materially the amount to be spent pursuant to the 12b-1 Plan must be approved by the vote of a majority of the outstanding voting securities of the Pear Tree Fund. The Trustees review quarterly a written report of the amounts so expended and the purposes for which such expenditures were made. The 12b-1 Plans also terminate automatically upon assignment.
SAI - 47

Marketing and Intermediary Support Payments/Revenue Sharing Arrangements.
In addition to payments made by the Pear Tree Funds to the Distributor under the 12b-1 Plan, to support distribution and servicing efforts, the Manager may make payments to certain intermediaries or their affiliates, including the Distributor out of its own assets and not the Pear Tree Funds’ assets.
In this regard, the Manager currently pays the Distributor a monthly fee at the annual rate of up to (a) 0.30 percent of the average net asset value of Institutional Shares and R6 Shares of the Pear Tree Funds held by shareholder accounts for which certain employee sales agents of the Distributor are named as broker-of-record, and (b) 0.25 percent of the average net asset value of Ordinary Shares of the Pear Tree Funds held by shareholder accounts for which certain employee sales agents of the Distributor are named as broker-of-record. In addition, the Manager may pay, as needed, additional amounts to support distribution and servicing efforts.
The Manager also maintains the discretion to pay fees out of its own assets to unaffiliated brokers in excess of the amount paid out to such brokers by the Distributor pursuant to the 12b-1 Plan as a condition of such unaffiliated brokers agreeing to sell shares of the Pear Tree Funds. In this regard, the Manager has established arrangements for the Pear Tree Funds to be included on platforms or “supermarkets” sponsored by a number of unaffiliated brokers. Participation in these systems generally involves fixed set-up fees and ongoing fees based upon the higher of either a percentage of assets (up to 0.40 percent under certain current arrangements) in the subject Pear Tree Fund(s) maintained through the platform or a flat fee. Such fees are first paid out of fees received by the Distributor pursuant to the 12b-1 Plan, to the extent applicable to a class of the Pear Tree Funds, and any remainder is paid by the Manager out of its own assets (and not the Pear Tree Funds’ assets).
The Manager and the Distributor (“Pear Tree Affiliates”) make these payments from their own resources (and not out of the assets of the Pear Tree Funds), which include resources that derive from compensation for providing services to the Pear Tree Funds. Such additional payments are not reflected in and do not change the expenses paid by investors for the purchase of a share of the Pear Tree Funds as set forth in the “Fees and Expenses” table in the Prospectus. These additional payments are described below. The Pear Tree Funds, the Manager and the Sub-Advisers do not consider an intermediary’s sales of Pear Tree Fund shares as a factor when choosing brokers or dealers to effect portfolio transactions for the Pear Tree Funds.
No dealer compensation is paid from fund assets on sales of R6 Shares. R6 Shares do not carry sales commissions, pay Rule 12b-1 fees, or make payments to financial intermediaries to assist in the Distributor’s efforts to promote the sale of Pear Tree Fund shares. Neither the Manager nor its affiliates make any type of administrative or service payments in connection with investments in R6 Shares.
A financial intermediary’s receipt of additional compensation may create conflicts of interest between the financial intermediary and its clients. Each type of payment discussed below may provide your financial intermediary with an economic incentive to actively promote the Pear Tree Funds over other mutual funds or cooperate with the Distributor’s promotional efforts. The receipt of additional compensation for Pear Tree Affiliates may be an important consideration in a financial intermediary’s willingness to support the sale of Pear Tree Fund shares through the financial intermediary’s distribution system. Pear Tree Affiliates are motivated to make the payments described above since they promote the sale of Fund shares and the retention of those investments by clients of financial intermediaries. In certain cases, these payments could be significant to the financial intermediary. The financial intermediary may charge additional fees or commissions other than those disclosed in the Prospectus. Financial intermediaries may categorize and disclose these arrangements differently than Pear Tree Affiliates do. To the extent financial intermediaries sell more shares of the Pear Tree Funds or retain shares of the Pear Tree Funds in their clients’ accounts, Pear Tree Affiliates benefit from the incremental management and other fees paid to Pear Tree Affiliates by the Pear Tree Funds with respect to those assets.
Administrative and Processing Support Payments.
Pear Tree Affiliates also may make payments to certain financial intermediaries that sell Pear Tree Fund shares for certain administrative services, including record keeping and sub-accounting shareholder accounts, to the extent that the Pear Tree Funds do not pay for these costs directly. Pear Tree Affiliates also may make payments to certain financial intermediaries that sell Fund shares in connection with client account maintenance support, statement preparation and transaction processing. The types of payments that Pear Tree Affiliates may make under this category include, among others, payment of ticket charges per purchase or exchange order placed by a financial intermediary, payment of networking fees in connection with certain mutual fund trading systems, or one-time payments for ancillary services such as setting up funds on a financial intermediary’s mutual fund trading system.
SAI - 48

The same financial intermediary may receive payments under more than one arrangement described herein. Many financial intermediaries that sell shares of the Pear Tree Fund receive one or more types of these payments. A Pear Tree Affiliate negotiates these arrangements individually with financial intermediaries and the amount of payments and the specific arrangements may differ significantly.
As of June 30, 2019, the Manager anticipates that the following financial intermediaries or their affiliates may receive revenue sharing payments as described in the Prospectus and this SAI:
Ascensus/EFC Financial Services
Benefit Plans Administrative Services
BMO Harris Bank
Charles Schwab & Co., Inc.
Edward Jones
Fidelity Institutional Operations Co
GWFS Equities, Inc.
Goldman, Sachs & Co
John Hancock
J.P. Morgan
LPL Financial LLC
Merrill Lynch
Morgan Stanley Smith Barney
MSCS Financial Services
National Financial Services LLC
Nationwide Financial Services
Pershing LLC
Raymond James Assoc.
Reliance Trust Company
T Rowe Price
TD Ameritrade
TD Ameritrade Trust Company
Trust Company of America/TC Advisors Network
UBS Financial Services
U.S. Bank N.A.
Vanguard Brokerage Services
Vanguard Retirement Services
Voya Retirement Insurance and Annuity Company
Please contact your financial intermediary for details about any payment it receives from Pear Tree Affiliates or the Pear Tree Funds, as well as about fees and/or commissions it charges.
SAI - 49

Other service providers to the PEAR TREE FundS
Custodian
State Street Bank & Trust Company (the “Custodian”) is the custodian of the Pear Tree Funds’ securities and cash. The Custodian’s responsibilities include safekeeping and controlling the Pear Tree Funds’ cash and securities, handling the receipt and delivery of securities, determining income and collecting interest and dividends on the Pear Tree Funds’ investments, maintaining books of original entry for portfolio and fund accounting and other required books and accounts, and calculating the daily net asset value of each class of shares of each Pear Tree Fund. The Custodian does not determine the investment policies of any Pear Tree Fund or decide which securities a Pear Tree Fund will buy or sell. The Pear Tree Funds may, however, invest in securities of the Custodian and may deal with the Custodian as principal in securities transactions. Custodial services are performed at the Custodian’s office at State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111.
Administrator
Pear Tree Advisors, Inc. (“Administrator”) provides certain administrative services to the Pear Tree Fund under an Administration Agreement. Pursuant to the Administration Agreement, each Pear Tree Fund shall pay to the Administrator an annual fee of 0.03% of net assets for which the manager acts as an Administrator. For the fiscal year ended March 31, 2019, the Administrator has received fees in the amount of  $1,341,499.
Transfer Agent
Pear Tree Institutional Services (“Transfer Agent”), a division of the Manager, is the transfer agent and dividend disbursing agent for each Pear Tree Fund. Account balances and other shareholder inquiries can be directed to the Transfer Agent at 800-326-2151. The Transfer Agent receives a base fee of 0.16 percent of average total net asset value of each class of shares of each Pear Tree Fund, other than R6 Shares. With respect to R6 Shares, the Transfer Agent receives a base fee of 0.01 percent of average total net asset value of a Pear Tree Fund attributable to R6 Shares. The Transfer Agent is also reimbursed for out of pocket expenses and for other services approved by the Trustees.
All mutual fund transfer, dividend disbursing, and shareholder services activities are performed at the offices of the Transfer Agent, 55 Old Bedford Road, Suite 202, Lincoln, Massachusetts 01773. In certain instances, other intermediaries may perform some or all of the transaction processing, recordkeeping or shareholder services which would otherwise be provided by Transfer Agent. The Transfer Agent or its affiliates may make payments, out of their own assets, to intermediaries, including those that sell shares of each Pear Tree Fund, for transaction processing, recordkeeping or shareholder services (up to 0.25 percent under certain current arrangements).
For example, Pear Tree Fund shares may be owned by certain intermediaries for the benefit of their customers. Because the Transfer Agent often does not maintain Pear Tree Fund accounts for shareholders in those instances, some or all of the recordkeeping services for these accounts may be performed by intermediaries. In addition, retirement plans may hold Fund shares in the name of the plan, rather than in the name of the participant. Plan record keepers, who may have affiliated financial intermediaries who sell shares of the Pear Tree Funds, may, at the discretion of a retirement plan’s named fiduciary or administrator, be paid for providing services that would otherwise have been performed by the Transfer Agent or an affiliate. Payments may also be made to plan trustees to defray plan expenses or otherwise for the benefit of plan participants and beneficiaries. For certain types of tax-exempt plans, payments may be made to a plan custodian or other entity which holds plan assets. Payments may also be made to offset charges for certain services such as plan participant communications, provided by the Transfer Agent or an affiliate or by an unaffiliated third party.
Further, subject to the approval of the Trustees, the Transfer Agent or the Pear Tree Funds may from time to time appoint a sub-transfer agent for the receipt of purchase and sale orders and funds from certain investors.
Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP, is the independent registered public accounting firm for each Pear Tree Fund. The independent registered public accounting firm conducts an annual audit of the Pear Tree Funds’ financial statements, assists in the preparation of federal and state income tax returns and consults with the Pear Tree Funds as to matters of accounting and federal and state income taxation.
SAI - 50

The Pear Tree Funds’ financial statements for the fiscal year ended March 31, 2019, and report of the independent registered public accounting firm in the Pear Tree Funds’ Annual Report are incorporated herein by reference.
Counsel to the Independent Trustees and the Funds
Sullivan & Worcester LLP, One Post Office Square, Boston, Massachusetts 02109, serves as counsel to Pear Tree Funds and the Independent Trustees.
SAI - 51

PORTFOLIO TRANSACTIONS
Investment Decisions.
Investment decisions for each Pear Tree Fund are made by the Manager or the Sub-Adviser to such Fund with a view to achieving their respective investment objectives. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved. Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In some instances, one client may sell a particular security to another client. It also happens that two or more clients simultaneously buy or sell the same security, in which event each day’s transactions in such security are, insofar as possible, allocated between such clients in a manner designed to be equitable to each, taking into account among other things the amount being purchased or sold by each. There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients.
Brokerage and Research Services.
Transactions on stock exchanges and other agency transactions involve the payment by a Pear Tree Fund of negotiated brokerage commissions. Such commissions vary among different brokers. Also, a particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. There is generally no stated commission in the case of securities traded in the over-the-counter markets, but the price paid by a Pear Tree Fund usually includes an undisclosed dealer commission or mark-up. In underwritten offerings, the price paid includes a disclosed, fixed commission or discount retained by the underwriter or dealer.
All orders for the purchase and sale of portfolio securities for each Pear Tree Fund are placed, and securities for the Pear Tree Fund bought and sold, through a number of brokers and dealers. In so doing, the Manager or Sub-Adviser for the Pear Tree Fund uses its best efforts to obtain for the Pear Tree Fund the most favorable price and execution available, except to the extent that it may be permitted to pay higher brokerage commissions as described below. In seeking the most favorable price and execution, the Manager or Sub-Adviser, having in mind the Pear Tree Fund’s best interests, considers all factors it deems relevant, including, by way of illustration, price, the size of the transaction, the nature of the market for the security, the amount of commission, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker-dealer involved and the quality of service rendered by the broker-dealer in other transactions.
It has for many years been common practice in the investment advisory business for sub-advisers of investment companies and other institutional investors to receive research, statistical and quotation services from broker-dealers which execute portfolio transactions for the clients of such sub-advisers. Consistent with this practice, each Sub-Adviser and the Manager may receive research, statistical and quotation services from certain broker-dealers with which the Manager or Sub-Adviser place a Pear Tree Fund’s portfolio transactions. These services, which in some instances may also be purchased for cash, include such matters as general economic and securities market reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities. Some of these services are of value to a Sub-Adviser or the Manager in advising various of their clients (including the Pear Tree Fund), although not all of these services are necessarily useful and of value in advising the Pear Tree Fund. The fees paid to the Sub-Adviser by the Manager or paid to the Manager by the Pear Tree Fund are not reduced because the Sub-Advisers or the Manager receive such services.
As permitted by Section 28(e) of the 1934 Act, and by each Advisory Contract, the Manager or Sub-Advisers may cause the Pear Tree Fund to pay a broker-dealer which provides “brokerage and research services” (as defined in that 1940 Act) to the Manager or Sub-Advisers an amount of disclosed commission for effecting a securities transaction for the Pear Tree Funds in excess of the commission which another broker-dealer would have charged for effecting that transaction. The Manager’s or Sub-Advisers’ authority to cause a Pear Tree Fund to pay any such greater commissions is subject to such written policies as the Trustees may adopt from time to time.
Consistent with the Conduct Rules of FINRA and with the requirements of Rule 12(b)-1(h)(1) of the 1940 Act, and, subject to seeking the most favorable price and execution available and such other policies as the Trustees may determine, the Manager or Sub-Advisers may use broker-dealers who sell shares of the Pear Tree Funds to execute portfolio transactions for the Pear Tree Funds.
SAI - 52

Pursuant to conditions set forth in rules of the SEC, the Pear Tree Funds may purchase securities from an underwriting syndicate of which U.S. Boston Capital Corporation is a member (but not from U. S. Boston Capital Corporation itself). The conditions relate to the price and amount of the securities purchased, the commission or spread paid, and the quality of the issuer. The rules further require that such purchases take place in accordance with procedures adopted and reviewed periodically by the Trustees, particularly those Trustees who are not “interested persons” of the Pear Tree Fund.
Brokerage commissions paid by the Pear Tree Funds on portfolio transactions for the three most recently ended fiscal years as follows:
	2017	2018	2019
Pear Tree Polaris Small Cap Fund	$65,304	$53,069	$79,588
Pear Tree Quality Fund	$55,105	$66,845	$80,348
Pear Tree Axiom Emerging Markets World Equity Fund	$54,392	$51,383	$165,251
Pear Tree Polaris Foreign Value Fund	$510,649	$1,197,137	$1,669,385
Pear Tree Polaris Foreign Value Small Cap Fund	$711,380	$811,606	$1,189,809
Pear Tree PNC International Small Cap Fund	$-	$-	$10,128
None of such commissions was paid to a broker who was an affiliated person of the Pear Tree Funds or an affiliated person of such a person or, to the knowledge of the Pear Tree Funds, to a broker an affiliated person of which was an affiliated person of the Pear Tree Funds, the Manager or any Sub-Adviser.
SAI - 53

Disclosure of Portfolio Holdings
The Trustees have adopted, on behalf of the Pear Tree Funds, policies and procedures relating to disclosure of the Pear Tree Funds’ portfolio securities. These policies and procedures are designed to protect the confidentiality of each Pear Tree Fund’s portfolio holdings and to prevent the selective disclosure of such information by providing a framework for disclosing information regarding portfolio holdings, portfolio composition or other portfolio characteristics consistent with applicable regulations of the federal securities laws and general principles of fiduciary duty relating to fund shareholders.
Confidential Dissemination to Outside Parties
•
The Manager or a Sub-Adviser may disclose the Pear Tree Funds’ portfolio holdings information to unaffiliated parties prior to the time such information has been disclosed to the public through a filing with the SEC only if an Authorized Person (as defined below) determines that:
°
there is a legitimate business purpose for the disclosure; and
°
the recipient is subject to a confidentiality agreement or a duty not to trade on or disclose the nonpublic information.
•
A legitimate business purpose includes disseminating or providing access to portfolio information to:
°
the Trust’s service providers (e.g., custodian, counsel, independent auditors) in order for the service providers to fulfill their contractual duties to the Trust;
°
a newly hired sub-adviser prior to the sub-adviser commencing its duties;
°
the sub-adviser of a Pear Tree Fund that will be the surviving Pear Tree Fund in a merger; and
°
firms that provide pricing services, proxy voting services and research and trading services.
•
The confidentiality agreement must contain the following provisions:
°
The Pear Tree Fund’s portfolio information is the confidential property of the Pear Tree Fund and may not be used for any purpose except in connection with the provision of services to the Pear Tree Fund;
°
The information may not be traded upon; and
°
The recipient agrees to limit access to the information to its employees and agents who shall be subject to a duty to keep and treat such information as confidential.
Currently, arrangements are in place to make available portfolio holdings information to the following Service Providers.
Name of Entity	Type of Service	Frequency	Lag Time
State Street Bank & Trust Company	Custodian, Pricing Agent	Daily	None
Tait, Weller & Baker LLP	Audit	As needed	None
Sullivan & Worcester LLP	Legal	As needed	None
Securities Finance Trust Company	Securities Lending	Daily	None
ISS Governance	Proxy Voting	Daily	None
Proxy Edge	Proxy Voting	Daily	None
Advent	Portfolio Reconciliation	Daily	None
Omgeo Tradesuite System	Portfolio Reconciliation	Daily	None
Brown Brothers Harriman	Trade Communication with Custodians	Daily	None
•
The information that may be disseminated to such outside parties is limited to information that the Sub-Adviser believes is reasonably necessary in connection with the services to be provided by the recipient.
•
Non-public portfolio information may not be disseminated for compensation or other consideration.
•
The Trust’s Chief Compliance Officer, General Counsel, principal executive or principal accounting officer, or persons designated by such officers, (each, an “Authorized Person”) is authorized to disseminate nonpublic portfolio information, but only in accordance with these procedures.
SAI - 54

•
Any exceptions to these procedures may be made only if approved by the Trust’s Chief Compliance Officer as in the best interests of the Trust, and only if such exceptions are reported to the Trustees at its next regularly scheduled meeting.
Dissemination within the Manager and Sub-Advisers
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Dissemination of nonpublic portfolio information to employees of the Manager and Sub-Advisers shall be limited to those persons:
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who are subject to a duty to keep such information confidential; and
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who need to receive the information as part of their duties.
Dissemination to Shareholders
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As a general matter, the Trust disseminates portfolio holdings to shareholders only in the Annual or Semiannual Reports or in other formats that are generally available on a contemporaneous basis to all such shareholders or the general public.
Shareholder Reports. The Trust publicly discloses their portfolio holdings twice a year in the annual and semi-annual report to shareholders. These reports must be mailed within 60 days after the end of the reporting period. These reports are filed with the SEC.
Form N-Port (formerly Form N-Q). The Trust is required to file for each Pear Tree Fund its complete portfolio holdings as an exhibit to Form N-Port as of the close of the first and third quarters of each year. The reports must be filed with the SEC not later than 60 days after the close of the quarter. Copies of the Trust's Form N-Port are available on the SEC's website at www.sec.gov.
On the Trust’s website www.peartreefunds.com. Pear Tree Funds’ full securities holdings are generally posted monthly, but at least quarterly, approximately 7 business days after month or quarter end.
Disclosures Required by Law
No provision of these procedures is intended to restrict or prevent the disclosure of portfolio holding information that may be required by applicable law or which are requested by governmental authorities.
Periodic Review
Compliance with the Trust’s portfolio holdings disclosure policy is subject to periodic review by the Trustees, including a review of any exceptions permitted under the policy.
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SHARES OF THE TRUST
Pear Tree Fund Shares, Generally
The Trust has an unlimited authorized number of shares of beneficial interest that may, without shareholder approval, be divided into an unlimited number of series of such shares and an unlimited number of classes of shares of any such series. Shares are presently divided into six series of shares, each comprised of three classes of shares: Ordinary Shares, Institutional Shares, and R6 Shares. There are no rights of conversion between shares of different Pear Tree Funds granted by the Second Amended and Restated Agreement and Declaration of Trust, but holders of shares of a class of a Pear Tree Fund may exchange all or a portion of their shares for shares of a like class in another Pear Tree Fund (subject to their respective minimums). No exchanges are permitted from one class of shares to different class of shares.
These shares are entitled to one vote per share (with proportional voting for fractional shares) on such matters as shareholders are entitled to vote, including the election of Trustees. Shares vote by individual Pear Tree Fund (or class thereof under certain circumstances) on all matters except that (i) when the 1940 so requires, shares shall be voted in the aggregate and not by individual Pear Tree Fund and (ii) when the Trustees of the Trust have determined that a matter affects only the interest of one or more the Pear Tree Funds, then only holders of shares of such Pear Tree Fund shall be entitled to vote thereon.
There will normally be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees have been elected by the shareholders, at which time the Trustees then in office will call a shareholders’ meeting for the election of Trustees. In addition, Trustees may be removed from office by a written consent signed by the holders of two-thirds of the outstanding shares of each Pear Tree Fund and filed with the Pear Tree Fund or by a vote of the holders of two-thirds of the outstanding shares of each Pear Tree Fund at a meeting duly called for that purpose, which meeting shall be held upon the written request of the holders of not less than 10 percent of the outstanding shares. Upon written request by ten or more shareholders, who have been such for at least six months and who hold, in the aggregate, shares having a net asset value of at least $25,000, stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a Trustee, the Pear Tree Funds have undertaken to provide a list of shareholders or to disseminate appropriate materials (at the expense of the requesting shareholders). Except as set forth above, the Trustees shall continue to hold office and may appoint their successors.
Shares are freely transferable, are entitled to dividends as declared by the Trustees, and in liquidation of the Pear Tree Fund or Trust are entitled to receive the net assets of their Pear Tree Fund, but not of the other Pear Tree Funds. Shareholders have no preemptive rights. The Pear Tree Funds’ fiscal year ends on the last day of March.
Under Massachusetts law, shareholders could, under certain circumstances, be held liable for the obligations of the Pear Tree Funds. However, the Second Amended and Restated Agreement and Declaration of Trust disclaims shareholder liability for acts or obligations of the Pear Tree Funds and requires notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Pear Tree Funds or the Trustees. The Second Amended and Restated Agreement and Declaration of Trust provides for indemnification out of a Pear Tree Fund’s property for all loss and expense of any shareholder of that Pear Tree Fund held liable on account of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Pear Tree Fund of which he was a shareholder would be unable to meet its obligations.
Code of Ethics
The Trust, the Manager, the Sub-Advisers and the Distributor each have adopted Codes of Ethics pursuant to Rule 17j-1 under the 1940 Act. The Codes of Ethics permit employees to invest in securities for their own accounts, including securities that may be purchased or held by the Pear Tree Funds. The Codes of Ethics are on public file with, and are available from, the Commission.
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How to Invest
The procedures for purchasing shares of the Pear Tree Fund are summarized in the Prospectus under the caption HOW TO PURCHASE.
Pear Tree Funds have authorized one or more brokers to receive purchase and redemption orders on their behalf. Authorized brokers may designate other intermediaries to receive purchase and redemption orders on the Pear Tree Funds’ behalf. A Pear Tree Fund will be deemed to have received a purchase or redemption order when an authorized broker, or if applicable, a broker’s authorized designee, receives the purchase or redemption order. Purchase and redemption orders will be priced at the net asset value per share of the Pear Tree Fund next computed for the appropriate class of shares next computed after the purchase or redemption order is received in good order by an authorized broker or the broker’s authorized designee and accepted by the Pear Tree Fund.
Exchange of Securities for Shares of the Pear Tree Funds.
Applications to exchange common stocks for Pear Tree Fund shares must be accompanied by stock certificates (if any) and stock powers with signatures guaranteed by domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies or savings associations. Securities accepted by a Pear Tree Fund will be valued as set forth under CALCULATION OF NET ASSET VALUE in the Prospectus as of the time of the next determination of net asset value after such acceptance. Shares of a Pear Tree Fund are issued at net asset value determined as of the same time. All dividends, subscription, or other rights which are reflected in the market price of accepted securities at the time of valuation become the property of the Pear Tree Funds and must be delivered to the Pear Tree Funds by the investor upon receipt from the issuer. A gain or loss for Federal income tax purposes would be realized by the investor upon the exchange depending upon the cost of the securities tendered.
Open Account System.
Under the Pear Tree Funds’ Open Account System all shares purchased are credited directly to your account in the designated Pear Tree Fund at the time of purchase. All shares remain on deposit with the Transfer Agent. No certificates are issued.
The following services are currently offered by the Open Account System:
(1)
You may make additional investments in a Pear Tree Fund by sending a check in U.S. dollars (made payable to “Pear Tree Funds”) to the Pear Tree Funds, by wire, or by online ACH transactions, as described under HOW TO PURCHASE in the Prospectus.
(2)
You may select one of the following distribution options which best fits your needs.
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REINVESTMENT PLAN OPTION: Income dividends and capital gain distributions paid in additional shares at net asset value.
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INCOME OPTION: Income dividends paid in cash, capital gain distributions paid in additional shares at net asset value.
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CASH OPTION: Income dividends and capital gain distributions paid in cash.
You should indicate the Option you prefer, as well as the other registration details of your account, on the Account Application. The Reinvestment Plan Option will automatically be assigned unless you select a different option. Dividends and distributions paid on a class of shares of a Pear Tree Fund will be paid in shares of such class taken at the per share net asset value of such class determined at the close of business on the ex-date of the dividend or distribution or, at your election, in cash.
(1)
You will receive a confirm setting forth the most recent transactions in your account after each transaction which affects your share balance.
The cost of services rendered under the Open Account System to the holders of a particular class of shares of a Pear Tree Fund are borne by that class as an expense of all shareholders of that class. However, in order to cover additional administrative costs, any shareholder requesting a historical transcript of his account will be charged a fee based upon the number of years researched. There is a minimum fee of  $5. The right is reserved on 60 days’ written notice to make charges to individual investors to cover other administrative costs of the Open Account System.
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Tax Deferred Retirement Plans.
Accounts Offered by Pear Tree Funds. The Pear Tree Funds offer tax-deferred accounts, for which State Street Bank and Trust Company acts as custodian, including:
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Traditional Individual Retirement Accounts (IRAs);
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Roth IRAs; and
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Simplified Employee Pension plans (SEP-IRAs).
Agreements to establish these kinds of accounts and additional information about them, including information about fees and charges, are available from the Distributor. There are many detailed rules, including provisions of tax law, governing each of these kinds of accounts. Investors considering participation in any of these plans should consult with their attorneys or tax advisers with respect to the establishment and maintenance of any of these plans. The following is some very general information about them.
Contributions to a traditional IRA will generally be deductible if the individual for whom the account is established is not an active participant in an employer-sponsored plan; contributions may be deductible in whole or in part if the individual is such a participant, depending on the individual’s income. Distributions from traditional IRAs are generally taxable as ordinary income. Contributions to a Roth IRA are generally not deductible. However, withdrawals generally may not be taxable if certain requirements are met. In either case, capital gains and income earned on Pear Tree Fund shares held in an IRA are generally not taxable as long as they are held in the IRA.
Other Retirement Plans. Pear Tree Fund shares also may be made available as an investment under other tax-favored retirement plans, such as qualified pension plans and qualified profit-sharing plans, including 401(k) plans.
How to Exchange
The procedures for exchanging shares of one Pear Tree Fund for those of another Pear Tree Fund are also described in the Prospectus under HOW TO EXCHANGE.
An exchange involves a redemption of all or a portion of shares of one class of a Pear Tree Fund and the investment of the redemption proceeds in shares of a like class in another Pear Tree Fund. The redemption will be made at the per share net asset value of the particular class of shares of a Pear Tree Fund being redeemed which is next determined after the exchange request is received in proper order.
The shares of the particular class of shares of a Pear Tree Fund being acquired will be purchased when the proceeds from the redemption become available, normally on the day of the exchange request, at the per share net asset value of such class next determined after acceptance of the purchase order by the Pear Tree Fund being acquired in accordance with the customary policy of that Pear Tree Fund for accepting investments.
The exchange of shares of one class of a Pear Tree Fund for shares of a like class of another Pear Tree Fund will constitute a sale for federal income tax purposes on which the investor will realize a capital gain or loss.
The exchange privilege may be modified or terminated at any time, and the Pear Tree Funds may discontinue offering shares of any Pear Tree Fund or any class of any Pear Tree Fund generally or in any particular State without notice to shareholders.
How To Redeem
The procedures for redeeming shares of the Pear Tree Fund are described in the Prospectus under “How to Redeem,” below
Proceeds will normally be forwarded on the second day on which the New York Stock Exchange is open after a redemption request is received and in good order and processed; however, the Pear Tree Funds reserve the right to take up to seven days to make payment. This amount may be more or less than the shareholder’s investment and thus may involve a capital gain or loss for tax purposes. If the shares to be redeemed represent an investment made by check or through the automatic investment plan, the Pear Tree Funds reserve the right not to honor the redemption request until the check or monies have been collected.
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The Pear Tree Funds will normally redeem shares for cash, however, the Pear Tree Funds reserve the right to pay the redemption price wholly or partially in kind if the Trustees determine it to be advisable and in the interest of the remaining shareholders of a Pear Tree Fund. The redemptions in kind will be selected by the Manager or Sub-Adviser in light of the Pear Tree Fund’s objective and will not generally represent a pro rata distribution of each security held in the Pear Tree Fund’s portfolio. If portfolio securities are distributed in lieu of cash, the shareholder will normally incur brokerage commissions upon subsequent disposition of any such securities. However, the Pear Tree Funds shall redeem shares solely in cash for any shareholder during any 90-day period up to the lesser of  $250,000 or 1 percent of the total net asset value of the Pear Tree Fund at the beginning of such period. A redemption constitutes a sale of shares for federal income tax purposes on which the investor may realize a long- or short-term capital gain or loss. See also “Taxation,” below.
Shareholders are entitled to redeem all, or any portion of the shares credited to their accounts by submitting a written request for redemption to the Pear Tree Funds. Shareholders who redeem more than $100,000, or request that the redemption proceeds be paid to someone other than the shareholders of record or sent to an address other than the address of record, must have their signature(s) guaranteed by domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies or savings associations. If the shareholder is a corporation, partnership, agent, fiduciary or surviving joint owner, the Pear Tree Funds may require additional documentation of a customary nature. Shareholders who have authorized the Pear Tree Funds to accept telephone instructions may redeem shares credited to their accounts by telephone. Once made, a telephone request may not be modified or canceled.
The Pear Tree Funds and the Transfer Agent will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. If the Pear Tree Funds and the Transfer Agent fail to do so, they may be liable for any losses due to unauthorized or fraudulent transactions. The Pear Tree Funds provide written confirmation of all transactions effected by telephone and will only mail the proceeds of telephone redemptions to the redeeming shareholder’s address of record.
The Transfer Agent will assess a fee for overnight delivery or to wire the proceeds of a redemption. Such fee will be subtracted from the net redemption amount.
Excessive Trading
The Pear Tree Funds intend to deter market timing activities and do not have any agreements to permit any person to market time in the Pear Tree Funds. See “Excessive Trading” in the Prospectus for more information on the Pear Tree Funds’ policies.
Calculation of Net Asset Value
Portfolio securities are valued each business day at the last reported sale price up to the close of the New York Stock Exchange (ordinarily 4:00 p.m., Eastern time). Where applicable and appropriate, portfolio securities will be valued using the NASDAQ Official Closing Price. If there is no such reported sale, the securities generally are valued at the mean between the last reported bid and asked prices. For certain securities, where no such sales have been reported, the Pear Tree Fund may value such securities at the last reported bid price. In the event that there is information suggesting that valuation of such securities based upon bid and/or asked prices may not be accurate, a Pear Tree Fund may value such securities in good faith at fair value in accordance with procedures established by the trustees, which may include a determination to value such securities at the last reported sale price.
Securities quoted in foreign currencies are translated into U.S. dollars, based upon the prevailing exchange rate on each business day. Other assets and securities for which no quotations are readily available are valued at fair value as determined in good faith using procedures approved by the Trustees. The Pear Tree Fund translates prices for its investments quoted in foreign currencies into U.S. dollars at current exchange rates. As a result, changes in the value of those currencies in relation to the U.S. dollar may affect the Pear Tree Fund’s net asset value. Because foreign markets may be open at different times than the New York Stock Exchange, the value of the Pear Tree Fund’s shares may change on days when shareholders are not able to buy or sell them. If events materially affecting the values of the Pear Tree Fund’s foreign investments occur between the close of foreign markets and the close of regular trading on the New York Stock Exchange, these investments will be valued at their fair value.
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The fair value of any restricted securities from time to time held by a Pear Tree Fund is determined by its Sub-Adviser in accordance with procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of such securities is generally determined as the amount that the Pear Tree Fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. The valuation procedures applied in any specific instance are likely to vary from case to case. However, consideration is generally given to the financial position of the issuer and other fundamental analytical data relating to the investment and to the nature of the restrictions on disposition of the securities (including any registration expenses that might be borne by the Pear Tree Fund in connection with such disposition). In addition, such specific factors are also generally considered as the cost of the investment, the market value of any unrestricted securities of the same class (both at the time of purchase and at the time of valuation), the size of the holding, the prices of any recent transactions or offers with respect to such securities and any available analysts’ reports regarding the issuer. Short-term investments that mature in sixty-days (60) or less are valued at amortized cost.
Market quotations are not considered to be readily available for long-term corporate bonds, debentures and notes; such investments are stated at fair value on the basis of valuations furnished by a pricing service, approved by the Trustees, which determines valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.
For purposes of determining the net asset value per share of each class of a Pear Tree Fund, all assets and liabilities initially expressed in foreign currencies will be valued in U.S. dollars at the mean between the bid and asked prices of such currencies against U.S. dollars.
Generally, trading in foreign securities, as well as corporate bonds, U.S. government securities and money market instruments is substantially completed each day at various times prior to 4:00 p.m. Eastern time upon the close of business on the primary exchange for such securities. The values of such securities used in determining the net asset value of the Pear Tree Funds’ shares are computed as of such other times. Foreign currency exchange rates are also generally determined prior to 4:00 p.m. Eastern time. Occasionally, events affecting the value of such securities may occur between such times and 4:00 p.m. Eastern time which will not be reflected in the computation of the Pear Tree Funds’ net asset value. If events materially affecting the value of the Pear Tree Funds’ securities occur during such a period, then these securities will be valued at their fair value as determined in good faith by the Manager in accordance with procedures approved by the Trustees.
Expenses of the Pear Tree Funds directly charged or attributable to any Pear Tree Fund will be paid from the assets of that Pear Tree Fund. 12b-1 Plan expenses will be borne by holders of Ordinary Shares of the Pear Tree Funds in accordance with the 12b-1 Plan. General expenses of the Pear Tree Funds will be allocated among and charged to the assets of the respective Pear Tree Funds on the basis set forth in the 18f-3 Plan, which may be the relative assets of each Pear Tree Fund or Class.
Price of Shares
Orders received by an investment dealer or authorized designee, the Transfer Agent or a Pear Tree Fun dafter the time of the determination of the net asset value will be entered at the next calculated offering price. Note that investment dealers or other intermediaries may have their own rules about share transactions and may have earlier cut-off times than those of the Pear Tree Funds. For more information about how to purchase through your intermediary, contact your intermediary directly.
Prices that appear in the newspaper do not always indicate prices at which you will be purchasing and redeeming shares of a Pear Tree Fund, since such prices generally reflect the previous day’s closing price, while purchases and redemptions are made at the next calculated price. The price you pay for shares, the offering price, is based on the net asset value per share, which is calculated once daily as of approximately 4:00 p.m. Eastern time, which is the normal close of trading on the New York Stock Exchange, each day the Exchange is open. If, for example, the New York Stock Exchange closes at 1:00 p.m., a Pear Tree Fund’s share price would still be determined as of 4:00 p.m. Eastern time.
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Distributions
Each Pear Tree Fund will be treated as a separate entity for federal income tax purposes (see “Taxation,” below) with its net realized gains or losses being determined separately, and capital loss carryovers determined and applied on a separate Pear Tree Fund basis.
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TAXATION
The following discussion summarizes certain U.S. federal income tax considerations generally affecting the Pear Tree Funds and their shareholders. This discussion does not provide a detailed explanation of all tax consequences and cannot address the particular circumstances of any individual shareholder. Accordingly, potential shareholders are advised to consult their personal tax advisers with respect to the particular federal, state, local and foreign tax consequences to them of an investment in the Pear Tree Funds. This discussion is based on the Internal Revenue Code of 1986, as amended (the “Code”), Treasury Regulations issued thereunder, and judicial and administrative authorities as in effect on the date of this Statement of Additional Information, all of which are subject to change, which change may be retroactive. This summary addresses only the consequences to shareholders that are U.S. persons under the Code and does not apply to shareholders that are subject to special treatment under the Code.
Each Pear Tree Fund intends to elect each year to be taxed as a regulated investment company (“RIC”) under Subchapter M of the Code. As described below, for so long as a Pear Tree Fund continues to qualify as a RIC, such Fund generally will not be subject to taxation at the Pear Tree Fund level on the investment company taxable income (before the dividends paid deduction) and the net capital gains that it distributes to its shareholders.
In addition to making an affirmative election to be taxed as a RIC, each Pear Tree Fund must meet the requirements set forth in Code section 851 with respect to its (a) sources of income, (b) diversity of holdings and (c) minimum distributions to its shareholders, each as described below.
A Pear Tree Fund will meet the income test if it derives at least 90 percent of its gross income from the following sources in each taxable year: (i) dividends, interest (including tax-exempt interest), payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gain from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or foreign currencies; and (ii) interests in “qualified publicly traded partnerships’’ (as defined in the Code).
The diversity of holdings requirement is met if at the end of each quarter of each taxable year (i) at least 50 percent of the market value of the Pear Tree Fund’s total assets consists of a combination of cash and cash equivalents, U.S. government securities, the securities of other regulated investment companies and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5 percent of the value of the Pear Tree Fund’s total assets and not more than 10 percent of the outstanding voting securities of such issuer and (ii) not more than 25 percent of the market value of the Pear Tree Fund’s total assets is invested in the securities (other than U.S. government securities and the securities of other regulated investment companies) of  (A) any one issuer, (B) any two or more issuers that the Pear Tree Fund controls and that are determined to be engaged in the same business or similar or related trades or businesses or (C) any one or more ‘‘qualified publicly traded partnerships’’ (as defined in the Code).
The minimum distribution requirement is met if the Pear Tree Fund distributes to its shareholders each taxable year at least the sum of  (i) 90 percent of the Pear Tree Fund’s investment company taxable income (which includes, among other items, dividends, interest and the excess of any net short-term capital gain over net long-term capital loss and other taxable income, other than any net capital gain, reduced by deductible expenses) determined without regard to the deduction for dividends paid and (ii) 90 percent of the Pear Tree Fund’s net tax-exempt interest (the excess of its gross tax-exempt interest over certain disallowed deductions).
As a RIC, a Pear Tree Fund generally will not be subject to U.S. federal income tax on its investment company taxable income and net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, that it distributes to shareholders. Each Pear Tree Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and net capital gains. Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4 percent excise tax unless the Pear Tree Fund distributes at least 98 percent of its ordinary income (not taking into account any capital gains or losses) for the calendar year plus at least 98.2 percent of its capital gains in excess of its capital losses (adjusted for certain ordinary losses, as prescribed by the Code) for the one-year period ending on October 31 of the calendar year, and any ordinary income and capital gains for previous years that was not distributed during those years. A distribution will be treated as paid on December 31 of the current calendar year if it is declared by the Pear Tree Fund in October, November or December with a record date in such a month and paid by a Pear Tree Fund during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received. To prevent application of the excise tax, each Pear Tree Fund intends to make its distributions in accordance with the calendar year distribution requirement.
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If, in any taxable year, a Pear Tree Fund fails to qualify as a RIC and be accorded special tax treatment under the Code, it would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the Pear Tree Fund in computing its taxable income. In addition, the Pear Tree Fund’s distributions, to the extent derived from its current or accumulated earnings and profits, would constitute taxable dividends to shareholders. Moreover, the Pear Tree Fund would not be required to make any distributions to its shareholders. If a Pear Tree Fund fails to qualify as a RIC in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a RIC in any subsequent year. Moreover, if the Pear Tree Fund failed to qualify as a RIC for a period greater than one taxable year, the Pear Tree Fund may be required to recognize any net built-in gains with respect to certain of its assets (the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized if the Pear Tree Fund had been liquidated) in order to qualify as a RIC in a subsequent year.
Distributions paid out of a Pear Tree Fund’s investment company taxable income will be taxable to a U.S. shareholder as ordinary income, except to the extent that certain distributions of  “qualified dividend income” are taxable at reduced rates when received by individuals. Qualified dividend income generally includes dividends received during the taxable year from domestic corporations and qualified foreign corporations. For an individual shareholder to benefit from the lower tax rate on qualified dividends (either 15 percent or 20 percent, depending on income levels), the shareholder must hold shares in the Pear Tree Fund, and the Pear Tree Fund must hold shares in the dividend-paying corporation, at least 61 days before the date on which the shareholder or the Pear Tree Fund, as the case may be, becomes entitled to receive the dividend. Furthermore, in determining the holding period for this purpose, any period during which the recipient’s risk of loss is offset by means of options, short sales or similar instruments is not included. Additionally, an individual shareholder would not benefit from the lower tax rate to the extent it or the Pear Tree Fund is obligated (e.g., pursuant to a short sale) to make related payments with respect to positions in substantially similar or related property. If a portion of a Pear Tree Fund’s income consists of dividends paid by U.S. corporations, a portion of the dividends paid by the Pear Tree Fund may be eligible for the corporate dividends-received deduction. Distributions of net capital gains, if any, designated as capital gain dividends are taxable to shareholders as long-term capital gains, regardless of how long the shareholder has held the Pear Tree Fund’s shares, and are not eligible for the dividends-received deduction. Shareholders receiving distributions in the form of additional shares, rather than cash, generally will have a cost basis in each such share equal to the net asset value of a share of the Pear Tree Fund on the reinvestment date. Shareholders will be notified annually as to the U.S. federal tax status of distributions and any tax withheld thereon and shareholders receiving distributions in the form of additional shares will receive a report as to the net asset value of those shares.
The taxation of equity options and over-the-counter options on debt securities is governed by Code section 1234. Pursuant to Code section 1234, the premium received by a Pear Tree Fund for selling a put or call option is not included in income at the time of receipt. If the option expires, the premium is short-term capital gain to the Pear Tree Fund. If a Pear Tree Fund enters into a closing transaction, the difference between the amount paid to close out its position and the premium received is short-term capital gain or loss. If a call option written by a Pear Tree Fund is exercised, thereby requiring the Pear Tree Fund to sell the underlying security, the premium will increase the amount realized upon the sale of such security and any resulting gain or loss will be a capital gain or loss, and will be long-term or short-term depending upon the holding period of the security. With respect to a put or call option that is purchased by a Pear Tree Fund, if the option is sold, any resulting gain or loss will be a capital gain or loss, and will be long-term or short-term depending upon the holding period of the option. If the option that is purchased by a Pear Tree Fund expires, the resulting loss is a capital loss and is long-term or short-term depending upon the holding period of the option. If the option that is purchased by a Pear Tree Fund is exercised, the cost of the option, in the case of a call option, is added to the basis of the purchased security and, in the case of a put option, reduces the amount realized on the underlying security in determining gain or loss.
Certain options and futures contracts in which a Pear Tree Fund may invest are “section 1256 contracts.” Gains or losses on section 1256 contracts generally are considered 60 percent long-term and 40 percent short-term capital gains or losses; however, foreign currency gains or losses (as discussed below) arising from certain section 1256 contracts may be treated as ordinary income or loss. Also, section 1256 contracts held by a Pear Tree Fund at the end of each taxable year (and, generally, for purposes of the 4 percent excise tax, on October 31 of each year) are “marked-to-market” (that is, treated as sold at fair market value), resulting in unrealized gains or losses being treated as though they were realized.
Generally, the hedging transactions undertaken by the Pear Tree Fund may result in “straddles” for U.S. federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by a Pear Tree Fund. In addition, losses realized by the Pear Tree Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are
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realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences to a Pear Tree Fund of engaging in hedging transactions are not entirely clear. Hedging transactions may increase the amount of short-term capital gain realized by a Pear Tree Fund which is taxed as ordinary income when distributed to shareholders. Each Pear Tree Fund may make one or more of the elections available under the Code which are applicable to straddles. If a Pear Tree Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions. Because the application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount that may be distributed to shareholders, and that will be taxed to them as ordinary income or long-term capital gain, may be increased or decreased as compared to a Pear Tree Fund that did not engage in such hedging transactions.
Notwithstanding any of the foregoing, a Pear Tree Fund may recognize gain (but not loss) from a constructive sale of certain “appreciated financial positions” if the Pear Tree Fund enters into a short sale, offsetting notional principal contract, futures or forward contract transaction with respect to the appreciated position or substantially identical property. Appreciated financial positions subject to this constructive sale treatment are interests (including options, futures and forward contracts and short sales) in stock, partnership interests, certain actively traded trust instruments and certain debt instruments. Constructive sale treatment does not apply to certain transactions closed on or before the 30th day after the close of the taxable year if the Pear Tree Fund holds the appreciated financial position unhedged throughout the 60-day period beginning with the day such transaction was closed.
Unless certain constructive sale rules (discussed above) apply, a Pear Tree Fund will not realize gain or loss on a short sale of a security until it closes the transaction by delivering the borrowed security to the lender. Pursuant to Code section 1233, all or a portion of any gain arising from a short sale may be treated as short-term capital gain, regardless of the period for which the Pear Tree Fund held the security used to close the short sale. In addition, the Pear Tree Fund’s holding period of any security which is substantially identical to that which is sold short may be reduced or eliminated as a result of the short sale. Certain short sales against the box and other transactions, however, will be treated as a constructive sale of the underlying security held by the Pear Tree Fund, thereby requiring recognition of gain with respect to such securities and may result in long-term gain or loss if the underlying securities have been held for more than twelve months. Similarly, if a Pear Tree Fund enters into a short sale of property that becomes substantially worthless, the Pear Tree Fund will recognize gain at that time as though it had closed the short sale. Future Treasury regulations may apply similar treatment to other transactions with respect to property that becomes substantially worthless.
Under the Code, gains or losses attributable to fluctuations in exchange rates that occur between the time a Pear Tree Fund accrues receivables or liabilities denominated in a foreign currency, and the time the Pear Tree Fund actually collects such receivables or pays such liabilities, generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain options, futures and forward contracts, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains or losses, referred to under the Code as “section 988” gains or losses, may increase or decrease the amount of a Pear Tree Fund’s investment company taxable income to be distributed to its shareholders as ordinary income.
Upon the sale or other disposition of shares of a Pear Tree Fund, a shareholder may realize a capital gain or loss which may be long-term or short-term, generally depending upon the shareholder’s holding period for the shares. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced (including shares acquired pursuant to a dividend reinvestment plan) within a period of 61 days beginning 30 days before and ending 30 days after disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of Pear Tree Fund shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gains received by the shareholder with respect to such shares.
If a Pear Tree Fund invests in stock of certain foreign companies that are classified as “passive foreign investment companies” (“PFICs”) under the Code, the Pear Tree Fund may be subject to U.S. federal income taxation on a portion of any “excess distribution” with respect to, or gain from the disposition of, such stock. The tax would be determined by allocating such distribution or gain ratably to each day of the Pear Tree Fund’s holding period for the stock. The distribution or gain so allocated to any taxable year of the Pear Tree Fund, other than the taxable year of the excess distribution or disposition, would be taxed to the Pear Tree Fund at the highest ordinary income tax rate in effect for such
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year, and the tax would be further increased by an interest charge to reflect the value of the tax deferral deemed to have resulted from the ownership of the foreign company’s stock. Any amount of distribution or gain allocated to the taxable year of the distribution or disposition would be included in the Pear Tree Fund’s investment company taxable income and, accordingly, would not be taxable to the Pear Tree Fund to the extent distributed by the Pear Tree Fund as a dividend to its shareholders. Alternatively, a Pear Tree Fund may elect to mark-to-market its passive foreign investment company stock, resulting in the stock being treated as sold at fair market value on the last business day of each taxable year. Any resulting gain would be reported as ordinary income; any resulting loss and any loss from an actual disposition of the stock would be reported as ordinary loss to the extent of any net mark-to-market gains previously included in income. A Pear Tree Fund also may elect, in lieu of being taxable in the manner described above, to include annually in income its pro rata share of the ordinary earnings and net capital gain of the foreign investment company, if the foreign investment company agrees to provide the necessary information.
Because the application of the PFIC rules may affect, among other things, the character of gains, the amount of gain or loss and the timing of the recognition of income with respect to PFIC stock, as well as subject each Pear Tree Fund itself to tax on certain income from PFIC stock, the amount that must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a Pear Tree Fund that did not invest in PFIC stock. Note that distributions from a PFIC are not eligible for the reduced rate of tax on qualified dividend income.
Income received by a Pear Tree Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries.
If more than 50 percent of the value of a Pear Tree Fund’s total assets at the close of its taxable year consists of securities of foreign corporations, the Pear Tree Fund will be eligible and may elect to “pass-through” to the Pear Tree Fund’s shareholders the amount of foreign income and similar taxes paid by the Pear Tree Fund. Pursuant to this election, if made, a shareholder will be required to include in gross income (in addition to taxable dividends actually received) his or her pro rata share of the foreign income and similar taxes paid by the Pear Tree Fund, and will be entitled either to deduct his or her pro rata share of foreign income and similar taxes in computing his taxable income or to apply the amount of foreign taxes as a foreign tax credit against his or her U.S. Federal income taxes attributable to such foreign income, subject to limitations. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Foreign taxes generally may not be deducted by a shareholder who is an individual in computing the alternative minimum tax.
Generally, a credit for foreign taxes is subject to the limitation that the credit may not exceed the shareholder’s U.S. tax attributable to the shareholder’s total foreign source taxable income. For this purpose, if a Pear Tree Fund makes the election described in the preceding paragraph, the source of the Pear Tree Fund’s income flows through to its shareholders. With respect to the Pear Tree Fund, gains from the sale of securities generally will be treated as derived from U.S. sources and section 988 gains will be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income, including foreign source passive income received from the Pear Tree Fund. The foreign tax credit limitation rules do not apply to certain electing individual taxpayers who have limited creditable foreign taxes and no foreign source income other than passive investment-type income. The foreign tax credit is eliminated with respect to foreign taxes withheld on dividends if the dividend paying shares or the shares of a Pear Tree Fund are held by the Pear Tree Fund or the shareholder, as the case may be, for 15 days or less (45 days in the case of preferred shares) during the 31-day period (91-day period for preferred shares) beginning 15 days (45 days for preferred shares) before the shares become ex-dividend. In addition, if a Pear Tree Fund fails to satisfy these holding period requirements, it cannot elect under Section 853 to pass through to shareholders the ability to claim a deduction for the related foreign taxes.
The foregoing is only a general description of the foreign tax credit under current law. Because application of the credit depends on the particular circumstances of each shareholder, shareholders are advised to consult their own tax advisers to determine the impact of the credit on their personal tax situations.
A Pear Tree Fund may be required to withhold U.S. federal income tax at the rate of 24 percent of all taxable distributions payable to a shareholder who fails to provide the Pear Tree Fund with his or her correct taxpayer identification number or to make required certifications, or who has been notified by the Internal Revenue Service (the “IRS”) that he or she is subject to backup withholding or who has furnished an incorrect taxpayer identification number
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to the Pear Tree Fund and the Pear Tree Fund has been notified by the IRS of the error. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability.
Pear Tree Fund shareholders may be subject to state, local and foreign taxes on their Pear Tree Fund distributions. In many states, Pear Tree Fund distributions that are derived from interest on certain U.S. Government obligations are exempt from taxation. The tax consequences to a foreign shareholder of an investment in the Pear Tree Fund may be different from those described herein. Foreign shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Pear Tree Fund. U.S. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Pear Tree Fund. Further, the Pear Tree Funds from time-to-time may make certain types of investments whose tax consequences are not addressed in this brief summary.
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PROXY VOTING POLICIES
The Trustees have adopted Proxy Voting Policies and Procedures on behalf of the Pear Tree Funds which delegates responsibility for voting proxies to the Manager, subject to the Trustees’ continuing oversight. The Manager in turn has, where applicable, delegated responsibility for voting proxies to the Sub-Advisers that actually manage the assets of the Pear Tree Fund. The Manager and the Sub-Advisers have their own proxy voting policies and procedures, which the Trustees have reviewed. The Manager’s and the Sub-Advisers’ policies and procedures assure that all proxy voting decisions are made in the best interest of the Pear Tree Funds and that the Manager or the Sub-Advisers will act in a prudent and diligent manner for the benefit of the Pear Tree Funds. The Manager’s and the Sub-Advisers’ policies and procedures include specific provisions to determine when a conflict exists between the interests of a Pear Tree Fund and the interests of the Manager or the Sub-Advisers, as the case may be. Copies of the proxy voting policies and procedures are attached to this SAI as Appendix A. Information on how the Pear Tree Funds voted proxies relating to portfolio securities during the 12-month period ended June 30, 2019 will be available without charge on the Pear Tree Funds website (www.peartreefunds.com), upon request by contacting the Pear Tree Funds or via the Securities and Exchange Commission website at www.sec.gov.
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Financial Statements
Each Pear Tree Fund’s audited financial statements for the fiscal year ended March 31, 2019, including the notes thereto and the report of the independent registered public accounting firm thereon, from the Pear Tree Funds’ Annual Report for the fiscal year ended March 31, 2019 and the Pear Tree Funds’ unaudited financial statements for the period ended September 30, 2018 in the Pear Tree Funds’ Semi-Annual Report for the semi-annual period ended September 30, 2018 (other than reports for International Small Cap Fund) are incorporated by reference into this Statement of Additional Information (meaning such documents are legally part of this Statement of Additional Information) and are on file with the Securities and Exchange Commission. The Pear Tree Funds’ Annual and Semi-Annual Reports are available without charge, upon request, by calling the Funds at 1-800-326-2151 or by visiting the Pear Tree Funds’ website at www.peartreefunds.com or on the Securities and Exchange Commission’s website at www.sec.gov.
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APPENDIX A
PROXY VOTING POLICIES
1
Proxy Voting Policies of Pear Tree Funds (all Pear Tree Funds)

PEAR TREE FUNDS
PROXY VOTING POLICIES AND PROCEDURES
(Adopted: July 23, 2003, Amended: August 1, 2011)
I.
Pear Tree Funds’ Policy Statement

Pear Tree Funds is firmly committed to ensuring that proxies relating to Pear Tree Funds’ portfolio securities are voted in the best interests of Pear Tree Funds’ shareholders. The following policies and procedures have been established to implement Pear Tree Funds’ proxy voting program.
II.
Trust’s Proxy Voting Program

Pear Tree Advisors serves as the investment manager of Pear Tree Funds’ portfolios. Pear Tree Advisors is responsible for the selection and ongoing monitoring of investment sub-advisers (the “Sub-Advisers”) who provide the day-to-day portfolio management for each portfolio. Pear Tree Funds has delegated proxy voting responsibility to Pear Tree Advisors. Because Pear Tree Advisors views proxy voting as a function that is incidental and integral to portfolio management, it has in turn delegated the proxy voting responsibility with respect to each portfolio to the applicable Sub-Adviser. The primary focus of Pear Tree Funds’ proxy voting program, therefore, is to seek to ensure that the Sub-Advisers have adequate proxy voting policies and procedures in place and to monitor each Sub-Adviser’s proxy voting. These policies and procedures may be amended from time to time based on Pear Tree Funds’ experience as well as changing environments, especially as new and/or differing laws and regulations are promulgated.
III.
Pear Tree Advisors’ Due Diligence and Compliance Program

As part of its ongoing due diligence and compliance responsibilities, Pear Tree Advisors will seek to ensure that each Sub-Adviser maintains proxy voting policies and procedures that are reasonably designed to comply with applicable laws and regulations. Pear Tree Advisors will review each Sub-Adviser’s proxy voting policies and procedures (including any proxy voting guidelines) in connection with the initial selection of the Sub-Adviser to manage a portfolio and on at least an annual basis thereafter.
IV.
Sub-Advisers’ Proxy Voting Policies and Procedures

Each Sub-Adviser will be required to maintain proxy voting policies and procedures that satisfy the following elements:
A.
Written Policies and Procedures: The Sub-Adviser must maintain written proxy voting policies and procedures in accordance with applicable laws and regulations and must provide to Pear Tree Funds and Pear Tree Advisors, upon request, copies of such policies and procedures.
B.
Fiduciary Duty: The Sub-Adviser’s policies and procedures must be reasonably designed to ensure that Sub-Adviser votes client securities in the best interest of its clients.
C.
Conflicts of Interest: The Sub-Adviser’s policies and procedures must include appropriate procedures to identify and resolve as necessary all material proxy-related conflicts of interest between the Sub-Adviser (including its affiliates) and its clients before voting client proxies.
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D.
Voting Guidelines: The Sub-Adviser’s policies and procedures must address with reasonable specificity how the Sub-Adviser will vote proxies, or what factors it will take into account, when voting on particular types of matters, e.g., corporate governance proposals, compensation issues and matters involving social or corporate responsibility.
E.
Monitoring Proxy Voting: The Sub-Adviser must have an established system and/or process that is reasonably designed to ensure that proxies are voted on behalf of its clients in a timely and efficient manner.
F.
Record Retention and Inspection: The Sub-Adviser must have an established system for creating and retaining all appropriate documentation relating to its proxy voting activities as required by applicable laws and regulations. The Sub-Adviser must provide to Pear Tree Funds and Pear Tree Advisors such information and records with respect to proxies relating to Pear Tree’s portfolio securities as required by law and as Pear Tree Funds or Pear Tree Advisors may reasonably request.
V.
Disclosure of Pear Tree’s Proxy Voting Policies and Procedures and Voting Record

Pear Tree Advisors, on behalf of Pear Tree Funds, will take reasonable steps as necessary to seek to ensure that Pear Tree Funds complies with all applicable laws and regulations relating to disclosure of Pear Tree’s proxy voting policies and procedures and its proxy voting record. Pear Tree Advisors (including, at its option, through third-party service providers) will maintain a system that is reasonably designed to ensure that the actual proxy voting record of the Sub-Advisers with respect to Pear Tree Funds’ portfolio securities are collected, processed, filed with the Securities and Exchange Commission and delivered to Pear Tree Funds’ shareholders, as applicable, in a timely and efficient manner and as required by applicable laws and regulations.
VI.
Reports to Pear Tree’s Board of Trustees

Pear Tree Advisors will periodically (but no less frequently than annually) report to the Board of Trustees with respect to Pear Tree Funds’ implementation of its proxy voting program, including summary information with respect to the proxy voting record of the Sub-Advisers with respect to Pear Tree Funds’ portfolio securities and any other information requested by the Board of Trustees.
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2.
Proxy Voting Policies of Pear Tree Advisors, Inc. (all Pear Tree Funds)

PEAR TREE ADVISORS, INC.
PROXY VOTING POLICIES AND PROCEDURES
(1/01/15)
Pear Tree Advisors serves as the investment adviser to the series of the Pear Tree Funds (each a “Fund” and together the “Funds”). In that capacity Pear Tree Advisors has adopted these policies and procedures in accordance with Rule 206(4)-6 under the Investment Advisers Act of 1940 (the “Advisers Act”). These policies and procedures are designed to ensure that Pear Tree Advisors administers proxy voting matters in a manner consistent with the best interests of the Funds and in accordance with its fiduciary duties under the Advisers Act and other applicable laws and regulations.
I.
POLICY

In the typical course of Pear Tree Advisors’ business, voting of proxies of individual securities is delegated to the respective sub-advisers retained to oversee and direct the investments of the Funds. Each sub-adviser has the fiduciary responsibility for voting the proxies in a manner that is in the best interest of the Funds.
In limited instances, transitional securities may be held in an account and may not be overseen by a sub-adviser. In those cases, it is Pear Tree Advisors’ policy to ensure that the Funds are aware of their right to vote proxies of securities they hold if they so choose. If the Funds choose not to exercise voting authority, those Funds will be deemed to have delegated authority to Pear Tree Advisors to vote such proxies in a manner that is consistent with the Funds’ best interests.
II.
RESPONSIBILITY

In most cases, voting of proxies is delegated to the respective sub-adviser retained to oversee and direct the investments of the Funds. If the security is held in an account not directly overseen by a sub-adviser, the proxy voting committee of Pear Tree Advisors will be responsible for ensuring that proxies are either forwarded to the Funds or voted in a manner consistent with the best interests of the Funds. There may be times when refraining from voting a proxy is in a Fund’s best interest, such as when the Proxy Committee determines that the cost of voting the proxy exceeds the expected benefit to the Fund.
III.
PROCEDURES

In the limited instances of voting of proxies not delegated to sub-advisers or forwarded to the Funds as mentioned above, Pear Tree Advisors will (i) obtain and evaluate the proxy information provided by the companies whose shares are being voted; (ii) vote proxies in the best interest of the Funds; and (iii) submit, or arrange for the submission of, the votes to the shareholders meetings in a timely manner.
Prior to a proxy voting deadline, the Proxy Committee will make a determination as to how to vote each proxy proposal based on his or her analysis of the proposal. In evaluating a proxy proposal, the Proxy Committee may consider information from many sources, including management of the company, shareholder groups and independent proxy research services. When determining how to vote a proxy, the Proxy Committee shall consider only those factors that relate to a Fund’s investment, including how its vote will economically impact and affect the value of a Fund’s investment.
Proxy votes generally will be cast in favor of proposals that (i) maintain or strengthen the shared interests of shareholders and management; (ii) increase shareholder value; (iii) maintain or increase shareholder influence over the issuer’s board of directors and management; and (iv) maintain or increase the rights of shareholders. Proxy votes generally will be cast against proposals having the opposite effect.
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IV.
CONFLICTS OF INTEREST

Pear Tree Advisors may have a conflict of interest in voting a particular proxy. A conflict of interest could arise, for example, as a result of a business relationship with a company, or a direct or indirect business interest in the matter being voted upon, or as a result of a personal relationship with corporate directors or candidates for directorships. Whether a relationship creates a material conflict of interest will depend upon the facts and circumstances.
A.
Identifying Conflicts of Interest

The Proxy Committee will seek to identify Pear Tree Advisors conflicts by relying on publicly available information about a company and its affiliates and information about the company and its affiliates that is generally known by Pear Tree Advisors’ senior management. The Proxy Committee may determine that Pear Tree Advisors has a conflict of interest as a result of the following:
1.
Significant Business Relationships — The Proxy Committee will consider whether the matter involves an issuer or proponent with which Pear Tree Advisors, its members, officers or employees have a significant business relationship. Pear Tree Advisors, its members, officers or employees may have significant business relationships with certain entities, such as other investment advisory firms, vendors, clients and broker-dealers. For this purpose, a “significant business relationship” is one that might create an incentive for Pear Tree Advisors, its members, officers or employees to have a vote cast in favor of the entity soliciting proxies.
2.
Significant Personal or Family Relationships — The Proxy Committee will consider whether the matter involves an issuer, proponent or individual with which an employee of Pear Tree Advisors who is involved in the proxy voting process may have a significant personal or family relationship. For this purpose, a “significant personal or family relationship” is one that would be reasonably likely to influence how Pear Tree Advisors votes the proxy. Employees of Pear Tree Advisors, including the Proxy Committee, are required to disclose any significant personal or family relationship they may have with the issuer, proponent or individual involved in the matter. If the Proxy Committee has a significant personal or family relationship with an issuer, proponent or individual involved in the matter, he/she will immediately contact Pear Tree Advisors’ Compliance Officer who will determine (i) whether to treat the proxy in question as one involving a material conflict of interest; and (ii) if so, whether the Proxy Committee should recuse him/herself from all further matters regarding the proxy and another individual should be appointed to consider the proposal.
B.
Determining Whether a Conflict is Material
In the event that the Proxy Committee determines that Pear Tree Advisors has a conflict of interest with respect to a proxy proposal, the Proxy Committee shall determine whether the conflict is “material.”. The Proxy Committee may determine on a case-by-case basis that the relationship as it regards a particular proposal involves a material conflict of interest. To make a determination of nonmateriality, the Proxy Committee must conclude that the proposal is not directly related to Pear Tree Advisors’ conflict with the issuer. If the Proxy Committee determines that a conflict is not material, then he or she may vote the proxy in accordance with his or her recommendation.
C.
Voting Proxies Involving a Material Conflict
In the event that the Proxy Committee determines that Pear Tree Advisors has a material conflict of interest with respect to a proxy proposal, prior to voting on the proposal, the Proxy Committee must:
•
fully disclose the nature of the conflict to the Funds and obtain the Funds’ consent as to how Pear Tree Advisors shall vote on the proposal (or otherwise obtain instructions from the Funds as to how the proxy should be voted); OR

•
contact an independent third party to recommend how to vote on the proposal and vote in accordance with the recommendation of such third party (or have the third party vote such proxy); OR

•
vote on the proposal and, in consultation with the Compliance Officer, detail how Pear Tree Advisors’ material conflict did not influence the decision-making process.

The Proxy Committee may address a material conflict of interest by abstaining from voting, provided that he or she has determined that abstaining from voting on the proposal is in the best interests of the Funds.
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D.
Documenting Conflicts of Interest
The Proxy Committee shall document the manner in which proxies involving a material conflict of interest have been voted as well as the basis for any determination that Pear Tree Advisors does not have a material conflict of interest in respect of a particular matter. Such documentation shall be maintained with the records of Pear Tree Advisors.
V.
RECORDKEEPING AND DISCLOSURE

Pear Tree Advisors maintains the following books and records required by Rule 204-2(c)(2) under the Advisers Act for a period of not less than five years:
•
a copy of these proxy voting policies and procedures, including all amendments hereto;
•
a copy of each proxy statement received regarding Fund securities, provided, however, that Pear Tree Advisors may rely on the proxy statement filed on EDGAR as its record;
•
a record of each vote Pear Tree Advisors casts on behalf of the Funds;
•
a copy of any document created by Pear Tree Advisors that was material its making a decision on how to vote proxies on behalf of the Funds or that memorializes the basis for that decision;
•
a copy of any written response by Pear Tree Advisors to any Fund request for information on how Pear Tree Advisors voted proxies on behalf of the requesting Fund.
Pear Tree Advisors will describe in Part II of its Form ADV (or other brochure fulfilling the requirement of Advisers Act Rule 204-3) its proxy voting policies and procedures and advise the Funds how they may obtain information about how Pear Tree Advisors voted their securities. Information about how the Funds securities were voted or a copy of Pear Tree Advisors’ proxy voting policies and procedures free of charge by written request addressed to Pear Tree Advisors.
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3.
Proxy Voting Policies of Chartwell Investment Partners (Quality Fund)

PROXY VOTING POLICIES AND PROCEDURES
Adopted April 11, 1997
As Amended February, 2018
Purpose. Chartwell Investment Partners (“Chartwell”) has adopted these Proxy Voting Policies and Procedures (“Policies”) to seek to ensure that it exercises voting authority on behalf of Chartwell clients in a manner consistent with the best interests of each client and its agreement with the client.
Scope. These Policies apply where clients have delegated the authority and responsibility to Chartwell to decide how to vote proxies. Chartwell does not accept or retain authority to vote proxies in accordance with individual client guidelines with the exception of those clients who wish their proxies voted in accordance with Taft-Hartley Proxy Voting Guidelines and who have instructed Chartwell to do so. In addition, Clients who wish to instruct Chartwell not to vote in accordance with AFL-CIO Key Vote Survey recommendations, as described below, retain that authority. Clients who wish to arrange to vote proxies in accordance with their own guidelines may elect to do so at any time by notifying Chartwell. Chartwell generally will follow these Policies if asked to make recommendations about proxy voting to clients who request that advice but have not delegated proxy voting responsibility to Chartwell.
Guiding Principles. Chartwell believes that voting proxies in the best interests of each client means making a judgment as to what voting decision is most likely to maximize total return to the client as an investor in the securities being voted, and casting the vote accordingly. For this reason, Chartwell’s evaluation of the possible impact of a proxy vote on the economic interests of company shareholders similarly situated to Chartwell’s clients will be the primary factor governing Chartwell’s proxy voting decisions.
Use of Independent Proxy Voting Service. Chartwell has retained ISS, an independent proxy voting service, to assist it in analyzing specific proxy votes with respect to securities held by Chartwell clients and to handle the mechanical aspects of casting votes. Historically, Chartwell has placed substantial reliance on ISS’ analyses and recommendations and generally gives instructions to ISS to vote proxies in accordance with ISS’ recommendations, unless Chartwell reaches a different conclusion than ISS about how a particular matter should be voted. ISS’ proxy voting recommendations typically are made available to Chartwell about a week before the proxy must be voted, and are reviewed and monitored by members of the Proxy Voting Committee (and, in certain cases, by Chartwell portfolio managers), with a view to determining whether it is in the best interests of Chartwell’s clients to vote proxies as recommended by ISS, or whether client proxies should be voted on a particular proposal in another manner. In addition, Chartwell generally votes in accordance with AFL-CIO Key Votes Survey, a list of proposals and meetings based on recommendations by the AFL-CIO Office of Investment. To the extent that any of the proxy voting positions stated in these Policies are inconsistent with a Key Vote Survey recommendation, Chartwell will generally vote in accordance with the Key Vote Survey recommendation on all impacted securities unless any client has chosen to instruct Chartwell to refrain from doing so. In that case, Chartwell will vote the client’s securities position in accordance with these Policies (which may or may not cause the vote to be the same as the Key Vote Survey recommendation).
Administration of Policies. Chartwell has established a Proxy Voting Committee to oversee and administer the voting of proxies on behalf of clients, comprised of approximately five representatives of the firm’s compliance and operations departments. The Committee’s responsibilities include reviewing and updating these Policies as may be appropriate from time to time; identifying and resolving any material conflicts of interest on the part of Chartwell or its personnel that may affect particular proxy votes; evaluating and monitoring, on an ongoing basis, the analyses, recommendations and other services provided by ISS or another third party retained to assist Chartwell in carrying out its proxy voting responsibilities; when deemed appropriate by the Committee, consulting with Chartwell portfolio managers and investment professionals on particular proposals or categories of proposals presented for vote; and determining when and how client proxies should be voted other than in accordance with the general rules and criteria set forth in Chartwell’s Proxy Voting Guidelines or with the recommendations of ISS or another independent proxy voting service retained by Chartwell.
Conflicts of Interest. It is Chartwell’s policy not to exercise its authority to decide how to vote a proxy if there is a material conflict of interest between Chartwell’s interests and the interests of the client that owns the shares to be voted that could affect the vote on that matter. To seek to identify any such material conflicts, a representative of the Proxy
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Voting Committee screens all proxies and presents any potential conflicts identified to the Committee for determination of whether the conflict exists and if so, whether it is material.
Conflicts of interest could result from a variety of circumstances, including, but not limited to, significant personal relationships between executive officers of an issuer and Chartwell personnel, a current or prospective investment adviser-client relationship between an issuer or a pension plan sponsored by an issuer and Chartwell, a significant ownership interest by Chartwell or its personnel in the issuer and various other business, personal or investment relationships. Generally, a current or prospective adviser-client relationship will not be considered material for these purposes if the net advisory revenues to Chartwell have not in the most recent fiscal year and are not expected in the current fiscal year to exceed ½ of 1 percent of Chartwell’s annual advisory revenue.
Currently, the Proxy Voting Committee has determined that voting in accordance with AFL-CIO Key Votes Survey recommendations is not a material conflict of interest. In reaching this decision, the Committee recognized that Chartwell has many union clients and many clients that are not union-oriented. By voting all impacted securities positions in accordance with AFL-CIO recommendations, it could be said that Chartwell is attempting to retain or attract existing and prospective union clients. However, the overall number of proxy issues in the AFL-CIO Key Votes Survey on which Chartwell has historically voted is approximately 14 – 30 out of a total of approximately 500 company meetings and thousands of proxy votes cast by Chartwell each year. Chartwell does not use its AFL-CIO Key Votes Survey rankings for marketing purposes, so to the extent any client or prospect becomes aware of how Chartwell votes in the Surveys, it does so on its own. In addition, Union Clients have the ability to instruct Chartwell to vote their proxies entirely in accordance with the Taft-Hartley policy. Recognizing that deciding this is not a material conflict of interest is fundamentally subjective, Chartwell nonetheless discloses its practices to clients and invites clients to instruct Chartwell not to change any vote in these Policies to be consistent with an AFL-CIO Key Votes Survey recommendation (even though voting consistently with these Policies may result in voting the same way).
In the event the Committee determines that there is a material conflict of interest that may affect a particular proxy vote, Chartwell will not make the decision how to vote the proxy in accordance with these Policies unless the Policies specify how votes shall be cast on that particular type of matter, i.e., “for” or “against” the proposal. Where the Policies provide that the voting decision will be made on a “case-by-case” basis, Chartwell will either request the client to make the voting decision, or the vote will be cast in accordance with the recommendations of ISS or another independent proxy voting service retained by Chartwell for that purpose. Chartwell also will not provide advice to clients on proxy votes without first disclosing any material conflicts to the client requesting such advice.
When Chartwell Does Not Vote Proxies. Chartwell may not vote proxies respecting client securities in certain circumstances, including, but not limited to, situations where (a) the securities are no longer held in a client’s account; (b) the proxy and other relevant materials are not received in sufficient time to allow analysis or an informed vote by the voting deadline; (c) Chartwell concludes that the cost of voting the proxy will exceed the expected potential benefit to the client; or (d) the securities have been loaned out pursuant to a client’s securities lending program and are unavailable to vote.
Proxy Voting Guidelines
Generally, Chartwell votes all proxies in accordance with the following guidelines provided by Institutional Shareholder Services (ISS). These guidelines may be changed or supplemented from time to time. Votes on matters not covered by these guidelines will be determined in accordance with the principles set forth above. Client guidelines may be inconsistent with these guidelines and may cause Chartwell to vote differently for different clients on the same matter.
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4.
Proxy Voting Procedures of Axiom International Investors LLC. (Emerging Markets Fund)

PROXY VOTING POLICY DISCLOSURE
Axiom International Investors LLC
Adopted: August, 2016
I. General Policies and Potential Conflicts of Interest
A. General Policies
Axiom International Investors, LLC (“Axiom”) has adopted these proxy voting policies and guidelines (the “Policies”) with respect to securities owned by clients for which Axiom serves as investment adviser and has the power to vote proxies. Rule 206(4)-6 under the Investment Advisers Act of 1940 (the “Advisers Act”) requires investment advisers that have voting authority with respect to securities held in their clients’ accounts to exercise a duty of care by monitoring corporate actions and voting proxies. To satisfy its duty of loyalty, an adviser must cast proxy votes in the best interests of its clients and not in a way that advances the adviser’s interests above those of its clients. In addition to these SEC requirements governing registered investment advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts set out in Department of Labor Bulletin 94-2, 29 C.F.R. 2509.94-2 (July 29, 1994).
The Policies are designed to reasonably ensure that Axiom votes proxies in the best interest of clients for which it has voting authority, and describe how Axiom addresses material conflicts between its interests and those of its clients with respect to proxy voting. Under the Policies, Axiom will generally vote proxies by considering those factors that would affect the value of the securities held in clients’ accounts.
As a general matter, Axiom considers, but is not required to adhere to, the proxy voting guidelines established by Institutional Shareholder Services Inc. (ISS) when casting proxy votes on behalf of clients.
ISS is an independent third party that specializes in providing a variety of fiduciary-level proxy related services to institutional investment managers. ISS provides us with in-depth research, voting recommendations, vote execution and recordkeeping. However, Axiom recognizes that there are certain types of proposals that may result in different voting positions being taken with respect to the different issuers. Some items that otherwise would be acceptable will be voted against the proponent when it is seeking extremely broad flexibility without offering adequate justification. In addition, Axiom generally votes consistently on the same matter when securities of an issuer are held by multiple client accounts. Axiom reviews proxy issues on a case-by-case basis, and there are instances when our judgment of the anticipated effect on the best interests of our clients may warrant exceptions to the policies on specific issues set forth in Section II.
B. Conflicts of Interest
Axiom is responsible for identifying potential conflicts of interest in the process of voting proxies on behalf of its clients. Examples of potential conflicts of interest include situations where Axiom or personnel of Axiom: (1) provide services to a company whose management is soliciting proxies; (2) have a material business relationship with a proponent of a proxy proposal and this business relationship may influence how the proxy vote is cast; or (3) have a business or personal relationship with participants in a proxy contest, corporate directors or candidates for directorships.
Axiom may address material conflicts between its interests and those of its advisory clients by using any of the following methods: (1) adopting a policy of disclosing the conflict to clients and obtaining their consent before voting; (2) basing the proxy vote on pre-determined voting guidelines if the application of the guidelines to the matter presented to clients involves minimal discretion on the part of Axiom; or (3) using the recommendations of an independent third party.
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II. Axiom's Policies on Specific Issues
A. Management Proposals
Axiom will typically support ISS’s recommendation on management proposals. However, in the event that we decide to vote a proxy (or a particular proposal within a proxy) in a manner different from the ISS recommendation, we will document the reasons supporting the decision.
B. Shareholder Proposals
Axiom will typically support ISS’s recommendation on shareholder proposals. However, in the event that we decide to vote a proxy (or a particular proposal within a proxy) in a manner different from the ISS recommendation, we will document the reasons supporting the decision.
C. Foreign Issuers - Share Blocking
In accordance with local law or business practices, many foreign companies prevent the sales of shares that have been voted for a certain period beginning prior to the shareholder meeting and ending on the day following the meeting (“share blocking”). Depending on the country in which a company is domiciled, the blocking period may begin a stated number of days prior to the meeting (e.g., one, three or five days) or on a date established by the company. While practices vary, in many countries the block period can be continued for a longer period if the shareholder meeting is adjourned and postponed to a later date. Similarly, practices vary widely as to the ability of a shareholder to have the “block” restriction lifted early (e.g., in some countries shares generally can be “unblocked” up to two days prior to the meeting whereas in other countries the removal of the block appears to be discretionary with the issuer’s transfer agent). Due to these restrictions, Axiom must balance the benefits to its clients of voting proxies against the potentially serious portfolio management consequences of a reduced flexibility to sell the underlying shares at the most advantageous time. In many cases, the disadvantage of being unable to sell the stock regardless of changing conditions outweighs the advantages of voting at the shareholder meeting for routine items. Accordingly, Axiom generally will not vote those proxies in the absence of an unusual, highly material vote.
D. Foreign Issuers - Beneficial Owner Meeting Attendance Requirement
Some foreign markets require the Beneficial Owner to attend a meeting in order to cast a vote. Accordingly, Axiom will generally not vote those proxies.
E. Share Lending
At times, Axiom and/or ISS may not be able to vote proxies on behalf of clients when our clients lend securities to third parties beyond our control.
III. Procedures for Reviewing and Voting Proxies
A. Procedures
Whenever possible proxy solicitations from securities held for client accounts who have delegated proxy voting responsibility to Axiom are sent directly by the client’s custodian to Axiom’s proxy voting vendor, ISS. Axiom will use its’ best judgment to vote proxies in the best interests of our clients and will typically follow the recommendations of ISS. In the event that we decide to vote a proxy (or a particular proposal within a proxy) in a manner different from the ISS recommendation, we will document the reasons supporting the decision.
Any proposal where Axiom has decided to vote differently than the ISS recommendation and it is determined a material conflict of interest exists between Axiom and its clients as a result of voting differently on such proposal, that proposal will be directed to the Chief Compliance Officer for consideration. The Chief Compliance Officer will recommend to the Chief Investment Officer and Portfolio Manager the appropriate voting response for such proposal by applying one of the methods identified in Section I.B. of the Policies. For each proposal for which a material conflict of interest exists and Axiom votes contrary to ISS, the Chief Compliance Officer shall prepare a memorandum (a “Material Conflict Memorandum”), to be kept with the record of the proxy vote, that identifies the material conflict of interest and the method used for determining how to vote on the proposal.
B. Amending Axiom's Policies on Specific Issues
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Axiom will periodically review Axiom’s Policies on Specific Issues to ensure that they contain appropriate guidance for determining how votes will be cast on a variety of matters and the underlying rationale for such determination.
IV. Recordkeeping and Client Reporting
In accordance with Rule 204-2 under the Advisers Act, Axiom shall retain the following documents for not less than five years from the end of the year in which the proxies were voted, the first two years in Axiom’s office:
1. The Policies and any additional procedures created pursuant to the Policies;
2. a copy of each proxy statement Axiom receives regarding securities held on behalf of its clients;
3. a record of each vote cast by Axiom on behalf of its clients;
4. a copy of any document created by Axiom that was material to making its voting decision or that memorializes the basis for such decision; and
5. a copy of each written request from a client, and response to the client, for information on how Axiom voted the client’s proxies.
Axiom shall provide a copy of Axiom’s Policies or information about how Axiom voted securities held in the client’s account, in each case if requested by the client.
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5.
Proxy Voting Policies of Polaris Capital Management, Inc. (Small Cap Fund, Foreign Value Fund and Foreign Value Small Cap Fund)

POLARIS PROXY POLICY
Polaris Capital Management, LLC (the ‘Adviser’)’s policy regarding the voting of proxies consists of  (1) the statement of the law and policy, (2) identification of the person(s) responsible for implementing this policy, and (3) the procedures adopted by the Adviser to implement the policy.
I. Statement of Law and Policy
A. Law
Because a registered investment company (“fund”) is the beneficial owner of its portfolio securities, it has the right to vote proxies relative to its portfolio securities. The Securities and Exchange Commission has stated that a fund’s board has the obligation to vote proxies. As a practical matter, fund boards typically delegate this function to the funds adviser/sub-adviser.
Rule 206(4)-6 under the Investment Advisers Act of 1940 requires that a registered investment adviser with proxy voting authority generally must satisfy the following four requirements: (i) adopt and implement written proxy voting policies and procedures reasonably designed to ensure the adviser votes client and fund securities in the best interests of clients and fund investors and addressing how conflicts of interest are handled; (ii) disclose its proxy voting policies and procedures to clients and fund investors and furnish clients and fund investors with a copy if they request it; (iii) inform clients and fund investors as to how they can obtain information from the adviser on how their securities were voted; and (iv) retain certain records.
II. Policy
The Adviser will vote all proxies delivered to it by the fund’s custodian. The vote will be cast in such a manner, which, in the Adviser’s judgment, will be in the best interests of shareholders. The Adviser contracts with Boston Investor Services, Inc. for the processing of proxies.
The Adviser will generally comply with the following guidelines:
Routine Corporate Governance Issues
The Adviser will vote in favor of management.
Routine issues may include, but not be limited to, election of directors. appointment of auditors, changes in state of incorporation or capital structure. In certain cases the Adviser will vote in accordance with the guidelines of specific clients.
Non-routine Corporate Governance Issues
The Adviser will vote in favor of management unless voting with management would limit shareholder rights or have a negative impact on shareholder value.
Non-routine issues may include, but not be limited to, corporate restructuring/mergers and acquisitions, proposals affecting shareholder rights, anti-takeover issues, executive compensation, and social and political issues. In cases where the number of shares in all stock option plans exceeds 10% of basic shares outstanding, the Adviser generally votes against proposals that will increase shareholder dilution.
In general the Adviser will vote against management regarding any proposal that allows management to issue shares during a hostile takeover.
Non Voting of Proxies
The Adviser may not vote proxies if voting may be burdensome or expensive, or otherwise not in the best interest of clients.
Conflicts of Interest
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Should the Adviser have a conflict of interest with regard to voting a proxy. The Adviser will disclose such conflict to the client and obtain client direction as to how to vote the proxy.
Record Keeping
The following records will be kept for each client:
•
Copies of the Adviser’s proxy voting policies and procedures.
•
Copies of all proxy statements received.
•
A record of each vote the Adviser casts on behalf of the client along with any votes or documents that were material to making a decision on how to vote a proxy including an abstention on behalf of a client, including the resolution of any conflict.
•
A copy of each written client request for information on how the Adviser voted proxies on behalf of the client and a copy of any written response by the advisor.
This proxy policy will be distributed to all clients of the Adviser and added to Part II of Form ADV.. A hard copy of the policy will be included in the Compliance Program and is available on request.
2.
Who is Responsible for Implementing this Policy?

The Compliance Officer is responsible for implementing, monitoring and updating this policy, including reviewing decisions made on non-routine issues and potential conflicts of interest. The Compliance Officer is also responsible for maintaining copies of all records and backup documentation in accordance with applicable record keeping requirements. The Compliance Officer can delegate in writing any of his or her responsibilities under this policy to another person.
3.
Procedures to Implement this Policy

Conflicts of Interest
From time to time, proxy voting proposals may raise conflicts between the interests of the Advisers’ clients and the interests of the Adviser, its employees, or its affiliates. The Adviser must take certain steps designed to ensure, and must be able to demonstrate that those steps resulted in a decision to vote the proxies that was based on the clients’ best interest and was not the product of the conflict. For example, conflicts of interest may arise when:
•
A proponent of a proxy proposal has a business relationship with the adviser or its affiliates;
•
The Adviser or its affiliates have business relationships with participants in proxy contests, corporate directors, or director candidates;
•
An Adviser employee has a personal interest in the outcome of a particular matter before shareholders; or
•
An adviser employee has a business or personal relationship with participants in Proxy contests, corporate directors or director candidates.
The Compliance Officer is responsible for identifying proxy voting proposals that present a conflict of interest. If the Adviser receives a proxy relating to an issuer that raises a conflict of interest, the Compliance Officer shall determine
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whether the conflict is “material’ to any specific proposal included within the proxy. The Compliance Officer will determine whether a proposal is material as follows:
•
Routine Proxy Proposals — Proxy proposals that are “routine” shall be presumed not to involve a material conflict of interest for the Adviser, unless the Compliance Officer has actual knowledge that a routine proposal should be treated differently. For this purpose, “routine’ proposals would typically include matters such as uncontested election of directors, meeting formalities, and approval of an annual report/financial statements.
•
Non-Routine Proxy Proposals — Proxy proposals that are “non-routine’ will be presumed to involve a material conflict of interest, unless the Compliance Officer determines that the Advisor does not have such a conflict of interest. For this purpose, “non-routine” proposals would typically include any contested matter, including a contested election of directors, a merger or sale of substantial assets, a change in the articles of incorporation that materially affects the rights of shareholders, and compensation matters for management e.g., stock option plans, retirement plans, profit sharing, or other special remuneration plans). The Adviser and the Compliance Officer will determine on a case-by-case basis that particular non-routine proposals do not involve a material conflict of’ interest, the Compliance Officer will consider whether the Adviser or any of its officers, directors, employees, or affiliates may have a business or personal relationship with a participation in a proxy contest, the issuer itself or the issuer’s pension plan, corporate directors, or candidates for directorships.
The Compliance Officer will record in writing the basis for any such determination.
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6.
Proxy Voting Policies of PNC Capital Advisors LLC (International Small Cap Fund)

PNC PROXY POLICY
PNC Capital Advisors LLC (the ‘Adviser’)’s policy regarding the voting of proxies consists of  (1) the statement of the law and policy, (2) identification of the person(s) responsible for implementing this policy, and (3) the procedures adopted by the Adviser to implement the policy.
I. Statement of Law and Policy
A. Law
Because a registered investment company (“fund”) is the beneficial owner of its portfolio securities,. it has the right to vote proxies relative to its portfolio securities. The Securities and Exchange Commission has stated that a fund’s board has the obligation to vote proxies. As a practical matter, fund boards typically delegate this function to the funds adviser/sub-adviser.
Rule 206(4)-6 under the Investment Advisers Act of 1940 requires that a registered investment adviser with proxy voting authority generally must satisfy the following four requirements: (i) adopt and implement written proxy voting policies and procedures reasonably designed to ensure the adviser votes client and fund securities in the best interests of clients and fund investors and addressing how conflicts of interest are handled; (ii) disclose its proxy voting policies and procedures to clients and fund investors and furnish clients and fund investors with a copy if they request it; (iii) inform clients and fund investors as to how they can obtain information from the adviser on how their securities were voted; and (iv) retain certain records.
II. Policy
The Adviser will vote all proxies delivered to it by the fund’s custodian. The vote will be cast in such a manner, which, in the Adviser’s judgment, will be in the best interests of shareholders. The Adviser contracts with Boston Investor Services, Inc. fl)r the processing of proxies.
The Adviser will generally comply with the following guidelines:
Routine Corporate Governance Issues
The Adviser will vote in favor of management.
Routine issues may include. hut not he limited to. election of directors. appointment of auditors. changes in state of incorporation or capital structure. In certain cases the Adviser will vote in accordance with the guidelines of specific clients.
Non-routine Corporate Governance Issues
The Adviser will vote in favor of management unless voting with management would limit shareholder rights or have a negative impact on shareholder value.
Non-routine issues may include, but not he limited to, corporate restructuring/mergers and acquisitions, proposals affecting shareholder rights, anti-takeover issues, executive compensation, and social and political issues. In cases where the number of shares in all stock option plans exceeds 10% of basic shares outstanding, the Adviser generally votes against proposals that will increase shareholder dilution.
In general the Adviser will vote against management regarding any proposal that allows management to issue shares during a hostile takeover.
Non Voting of Proxies
The Adviser may not vote proxies if voting may be burdensome or expensive, or otherwise not in the best interest of clients.
Conflicts of Interest
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Should the Adviser have a conflict of interest with regard to voting a proxy. The Adviser will disclose such conflict to the client and obtain client direction as to how to vote the proxy.
Record Keeping
The following records will be kept for each client:
•
Copies of the Adviser’s proxy voting policies and procedures.
•
Copies of all proxy statements received.
•
A record of each vote the Adviser casts on behalf of the client along with any votes or documents that were material to making a decision on how to vote a proxy including an abstention on behalf of a client, including the resolution of any conflict.
•
A copy of each written client request for information on how the Adviser voted proxies on behalf of the client and a copy of any written response by the advisor.
This proxy policy will be distributed to all clients of the Adviser and added to Part II of Form ADV.. A hard copy of the policy will be included in the Compliance Program and is available on request.
2.
Who is Responsible for Implementing this Policy?

The Compliance Officer is responsible for implementing, monitoring and updating this policy, including reviewing decisions made on non-routine issues and potential conflicts of interest. The Compliance Officer is also responsible for maintaining copies of all records and backup documentation in accordance with applicable record keeping requirements. The Compliance Officer can delegate in writing any of his or her responsibilities under this policy to another person.
3.
Procedures to Implement this Policy

Conflicts of Interest
From time to time, proxy voting proposals may raise conflicts between the interests of the Advisers’ clients and the interests of the Adviser, its employees, or its affiliates. The Adviser must take certain steps designed to ensure, and must be able to demonstrate that those steps resulted in a decision to vote the proxies that was based on the clients’ best interest and was not the product of the conflict. For example, conflicts of interest may arise when:
•
A proponent of a proxy proposal has a business relationship with the adviser or its affiliates;
•
The Adviser or its affiliates have business relationships with participants in proxy contests, corporate directors, or director candidates;
•
An Adviser employee has a personal interest in the outcome of a particular matter before shareholders; or
•
An adviser employee has a business or personal relationship with participants in Proxy contests, corporate directors or director candidates.
The Compliance Officer is responsible for identifying proxy voting proposals that present a conflict of interest. If the Adviser receives a proxy relating to an issuer that raises a conflict of interest, the Compliance Officer shall determine
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whether the conflict is “material’ to any specific proposal included within the proxy. Tue Compliance Officer will determine whether a proposal is material as follows:
•
Routine Proxy Proposals — Proxy proposals that are “routine” shall be presumed not to involve a material conflict of interest for the Adviser, unless the Compliance Officer has actual knowledge that a routine proposal should be treated differently. For this purpose, “routine’ proposals would typically include matters such as uncontested election of directors, meeting formalities, and approval of an annual report/financial statements.
•
Non-Routine Proxy Proposals — Proxy proposals that are “non-routine’ will be presumed to involve a material conflict of interest, unless the Compliance Officer determines that the Advisor does not have such a conflict of interest. For this purpose, “non-routine” proposals would typically include any contested matter, including a contested election of directors, a merger or sale of substantial assets, a change in the articles of incorporation that materially affects the rights of shareholders, and compensation matters for management e.g., stock option plans, retirement plans, profit sharing, or other special remuneration plans). The Adviser and the Compliance Officer will determine on a case-by-case basis that particular non-routine proposals do not involve a material conflict of’ interest, the Compliance Officer will consider whether the Adviser or any of its officers, directors, employees, or affiliates may have a business or personal relationship with a participation in a proxy contest, the issuer itself or the issuer’s pension plan, corporate directors, or candidates for directorships.
The Compliance Officer will record in writing the basis for any such determination.
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Part C Other Information

Item 28. Exhibits

(a)	Amended and Restated Agreement and Declaration of Trust of U.S. Boston Investment Company (later changed to Quantitative Group of Funds and currently Pear Tree Funds, the “Trust”) dated April 2, 1990 (i)

(1)	Amendment No. 1 dated July 18, 1993, to the Agreement and Declaration of Trust of the Trust dated April 2, 1990(i)

(2)	Establishment and Designation of Class A Shares (action by written consent of the Trustees of the Trust) dated July 26, 2005 (vii)

(3)	Establishment and Designation of Quant Foreign Value Small Cap Fund (action by written consent of the Trustees of the Trust) dated April 29, 2008 (x)

(4)	Change in the Names of the Quantitative Small Cap Fund, Quantitative Long/Short Fund, Quantitative Emerging Markets Fund, Quantitative Foreign Value Fund (action by written consent of the Trustees of the Trust) dated April 29, 2008 (x)

(5)	Second Amended and Restated Declaration of Trust of the Trust dated May 26, 2011 (xvi)

(6)	Certificate of the Clerk of the Trust dated May 26, 2011 certifying to resolutions adopted by the Trustees of the Trust designating the separate series of beneficial interests of the Trust (the “Funds”) and the separate classes of beneficial interests of each such series. (xvi)

(7)	Certificate of the Clerk of the Trust dated July 29, 2011 certifying to resolutions adopted by the Trustees of the Trust designating Pear Tree Columbia Micro Cap Fund (the “Micro Cap Fund”) as a separate series of beneficial interests of the Trust and the separate classes of beneficial interests of the Micro Cap Fund (xvii)

(8)	Certificate of the Clerk of the Trust dated July 30, 2014 certifying to resolutions adopted by the Trustees of the Trust terminating Micro Cap Fund as a separate series of beneficial interests of the Trust and the separate classes of beneficial interests of the Micro Cap Fund (xxiv)

(9)	Certificate of the Clerk of the Trust dated May 31, 2013 certifying to resolutions adopted by the Trustees of the Trust designating the creation of a new series of shares of beneficial interests in the Trust, such series to be called Pear Tree PanAgora Risk Parity Emerging Markets Fund (the “Risk Parity Fund”) (xxiv)

(10)	Certificate of the Clerk of the Trust dated January 1, 2015 (xxv)

(11)	Certificate of the Clerk of the Trust dated November 16, 2018 certifying to certain resolutions adopted by the Trustees of the Trust terminating Risk Parity Fund as a separate series of beneficial interests of the Trust and the separate classes of beneficial interests of Risk Parity Fund (xxxiv)

(12)	Certificate of the Clerk of the Trust dated November 16, 2018 certifying to certain resolutions adopted by the Trustees of the Trust designating the creation of a new series of shares of beneficial interests in the Trust, such series to be called Pear Tree PNC International Small Cap Fund (the “International Small Cap Fund”) (xxxiv)

(b)	Amended and Restated By-Laws, Dated October 22, 2008 (xiii)

(c)	(1)	Portions of Agreement and Declaration of Trust Relating to Shareholders’ Rights (i)

(2)	Portions of By Laws Relating to Shareholders’ Rights (i)

(d)	(1)	Amended and Restated Management Contract between the Trust and Quantitative Investment Advisors, Inc. (currently Pear Tree Advisors, Inc., the “Manager”) dated May 1, 2008 (x)

a.	Pear Tree Quality Fund Management Fee Waiver dated May 17, 2012 (xix)

b.	Pear Tree Quality Fund Fee Waiver and Expense Reimbursement Agreement dated May 17, 2012 (xix)

c.	Pear Tree Quality Fund Fee Waiver dated as of August 1, 2013 (xxii)

d.	Amended and Restated Pear Tree Quality Fund Management Fee Waiver dated as of December 1, 2013 (xxiv)

e.	Second Amended and Restated Pear Tree Quality Fund Management Fee Waiver dated as of February 6, 2014 (xxiv)

f.	Pear Tree Quality Fund Third Amended and Restated Management Fee Waiver as of July 24, 2014 (xxiv)

g.	Pear Tree Quality Fund Fourth Amended and Restated Management Fee Waiver as of May 13, 2015 (xxv)

h.	Pear Tree Quality Fund Fifth Amended and Restated Management Fee Waiver as of May 11, 2016 (xxvii)

i.	Pear Tree PanAgora Emerging Markets Fund Management Fee Waiver as of February 4, 2016 (xxviii)

j.	Pear Tree PanAgora Emerging Markets Fund Second Amended and Restated Management Fee Waiver as of May 11, 2016 (xxvii)

k.	Pear Tree Quality Fund Sixth Amended and Restated Management Fee Waiver as of February 1, 2017 (xxix)

l.	Pear Tree PanAgora Emerging Markets Fund First Amended and Restated Management Fee Waiver as of February 1, 2017 (xxix)

m.	Pear Tree Polaris Foreign Value Fund and Pear Tree Polaris Foreign Value Small Cap Fund Management Fee Waiver and Sub-Advisory Fee Waiver as of March 31, 2017 (xxx)

n.	Pear Tree Polaris Foreign Value Fund and Pear Tree Polaris Foreign Value Small Cap Fund Management Fee Waiver and Sub-Advisory Fee Waiver as of April 23, 2018 (xxxi)

o.	Pear Tree PanAgora Emerging Markets Fund Management Fee Waiver as of May 16, 2018 (xxxi)

p.	Pear Tree Quality Fund Seventh Amended and Restated Management Fee Waiver as of May 16, 2018 (xxxi)

q.	Expense Reimbursement Agreement as of November 6, 2018 (xxxiii)

r.	Schedule I to Amended and Restated Management Contract dated as of May 1, 2008 amended March 25, 2019 (xxxv)

s.	Pear Tree Polaris Foreign Value Fund and Pear Tree Polaris Foreign Value Small Cap Fund Management Fee Waiver and Sub-Advisory Fee Waiver as of August 1, 2019 (xxxv)

t.	Pear Tree Axiom Emerging Markets World Equity Fund Management Fee Waiver as of August 1, 2019 (xxxv)

u.	Pear Tree Quality Fund Eighth Amended and Restated Management Fee Waiver as of August 1, 2019 (xxxv)

v.	Pear Tree Advisors Expense Limitation Agreement as of August 1, 2019 (xxxv)

(2)	Advisory Contract between the Manager and Columbia Partners, L.L.C., Investment Management dated January 1, 2009 relating to Quantitative Small Cap Fund (currently, Pear Tree Columbia Small Cap Fund) (xiii)

(3)	Advisory Contract between the Manager and PanAgora Asset Management, Inc. dated August 3, 2007 relating to Quantitative Emerging Markets Fund (currently, Pear Tree PanAgora Emerging Markets Fund) (ix)

(4)	Advisory Contract between the Manager and Polaris Capital Management, Inc. dated January 31, 1999 relating to Quantitative Foreign Value Fund (currently, Pear Tree Polaris Foreign Value Fund) (i)

(5)	Advisory Contract between the Manager and Analytic Investors, LLC dated January 2, 2008 relating to Quantitative Long/Short Fund (currently Pear Tree Quality Fund) (ix)

(6)	Advisory Contract between Quantitative Advisors and Polaris Capital Management, LLC, dated May 1, 2008 relating to Quantitative Foreign Value Small Cap Fund (currently, Pear Tree Polaris Foreign Value Small Cap Fund) (xiii)

(7)	Amendment to Advisory Contract between the Manager and Analytic Investors, LLC, dated January 1, 2009 relating to Quantitative Long/Short Fund (currently Pear Tree Quality Fund) (xiii)

(8)	Amendment to Advisory Contract between the Manager and Polaris Capital Management, LLC dated January 1, 2009 (xiii)

(9)	Advisory Contract between the Manager and Columbia Partners, L.L.C., Investment Management relating to Pear Tree Columbia Micro Cap Fund dated August 1, 2011 (xix)

(10)	Advisory Contract between the Manager and Columbia Partners, L.L.C., Investment Management dated January 27, 2011 relating to Quant Quality Fund (currently, Pear Tree Quality Fund) (xvi)

(11)	Advisory Contract between the Manager and Polaris Capital Management, Inc. dated October 5, 1999 relating to Quantitative Foreign Value Fund (currently, Pear Tree Polaris Foreign Value Fund) (xvi)

(12)	Amendment dated January 1, 2009 to Advisory Contract dated October 5, 1999 between the Manager and Polaris Capital Management, LLC (relating to Pear Tree Polaris Foreign Value Fund) (xvi)

(13)	Amendment dated November 10, 2009 to Advisory Contract dated October 5, 1999 between the Manager and Polaris Capital Management, LLC (relating to Pear Tree Polaris Foreign Value Fund) (xvi)

(14)	Amended and Restated Advisory Contract between the Manager and PanAgora Asset Management, Inc. relating to Pear Tree PanAgora Emerging Markets Fund dated February 1, 2012 (xix)

(15)	Advisory Contract between the Manager and PanAgora Asset Management, Inc. relating to Pear Tree PanAgora Risk Parity Emerging Markets Fund dated June 4, 2013 (xxi)

(16)	Interim Advisory Contract between the Manager and PanAgora Asset Management, Inc. relating to Pear Tree PanAgora Emerging Markets Fund dated October 22, 2013 (xxiv)

(17)	Interim Sub-Advisory Contract between the Manager and PanAgora Asset Management, Inc. relating to Pear Tree PanAgora Risk Parity Emerging Markets Fund dated October 22, 2013 (xxiv)

(18)	Advisory Contact between the Manager and PanAgora Asset Management, Inc. relating to Pear Tree PanAgora Emerging Markets Fund dated November 7, 2013 (xxiv)

(19)	Sub-Advisory Contract between the Manager and PanAgora Asset Management, Inc. relating to Pear Tree PanAgora Risk Parity Emerging Markets Fund dated November 7, 2013 (xxiv)

(20)	Sub-Advisory Contract between the Manager and Polaris Capital Management, LLC relating to Pear Tree Polaris Small Cap Fund dated October 30, 2014 (xxv)

(21)	Sub-Advisory Contract between the Manager and Chartwell Investment Partners, LLC relating to Pear Tree Quality Fund dated February 15, 2018 (xxxi)

(22)	Amendment No. 1 to Sub-Advisory Contract between the Manager and Chartwell Investment Partners, LLC relating to Pear Tree Quality Fund dated December 1, 2018 (xxxiv)

(23)	Sub-Advisory Contract between the Manager and Axiom International Investors LLC relating to Pear Tree Axiom Emerging Markets World Equity Fund dated December 7, 2018 (xxxiv)

(24)	Sub-Advisory Contract between the Manager and PNC Capital Advisors, LLC relating to Pear Tree PNC International Small Cap Fund dated December 10, 2018 (xxxiv)

(e)	(1)	Restated Distribution Agreement Dated May 1, 2008, (includes 12b-1 Plan) (x)

a.	Amendment dated November 30, 2017 to Restated Distribution Agreement Dated May 1, 2008 (xxix)

(2)	Form of Specimen Selling Group Agreement (viii)

(3)	Form of Specimen Selling Group Agreement (xxiv)

(f)	Not applicable

(g)	(1)	Custodian Contract between the Trust and State Street Bank and Trust Company and the Trust Company, dated May 1, 2008 (xi)

(2)	Investment Accounting Agreement between the Trust and State Street Bank and Trust Company and the Trust Company, dated May 1, 2008 (xi)

(h)	(1)	Amended and Restated Transfer Agent and Service Agreement, dated May 1, 2008 (x)

a.	Pear Tree Polaris Small Cap Fund, Pear Tree Polaris Foreign Value Fund, and Pear Tree Polaris Foreign Value Small Cap Fund Transfer Agent Fee Waiver as of March 31, 2017 (xxx)

b.	Pear Tree Quality Fund, Pear Tree PanAgora Emerging Markets Fund, and Pear Tree PanAgora Risk Parity Emerging Markets Fund Transfer Agent Fee Waiver, as of June 1, 2017 (xxx)

c.	Transfer Agent Fee Waiver as of May 16, 2018 (xxxi)

d.	Transfer Agent Fee Waiver as of October 19, 2018 (xxxiv)

e	Transfer Agent Fee Waiver as of January 15, 2019 (xxxv)

f.	Transfer Agent Fee Waiver as of August 1, 2019 (xxxv)

(2)	Amendment to Transfer Agent and Service Agreement, effective November 1, 2008 (xiii)

(3)	Administration Agreement dated November 1, 2008 (xiii)

(4)	Amendment dated January 27, 2011 to Administration Agreement dated November 1, 2008 (xvi)

(5)	Amendment and Restated Administration Agreement dated May 17, 2012 (xix)

(6)	Amendment dated January 27, 2011 to Amended and Restated Transfer Agent and Service Agreement (xix)

(7)	Amendment dated August 1, 2011 to Amended and Restated Transfer Agent and Service Agreement (xix)

(8)	Amendment dated November 30, 2017 to Amended and Restated Transfer Agent and Service Agreement, as amended (xxix)

(i)	(1)	Opinion of McLaughlin & Hunt LLP dated July 31, 2012 (Pear Tree Columbia Micro Cap Fund) (xx)

(2)	Opinion of Nutter, McClennen & Fish, LLP dated June 5, 2013 (Pear Tree PanAgora Risk Parity Emerging Markets Fund) (xxi)

(3)	Consent of Nutter, McClennen & Fish, LLP dated June 5, 2013 (485(b) filing) (xxi)

(4)	Consent of Nutter, McClennen and Fish, LLP dated July 31, 2013 (485(b) filing) (xxii)

(5)	Consent of Nutter, McClennen and Fish, LLP dated July 31, 2014 (485(b) filing) (xxiv)

(6)	Consent of Nutter, McClennen and Fish, LLP dated July 31, 2015 (485(b) filing) (xxvi)

(7)	Consent of Sullivan & Worcester LLP dated July 29, 2016 (485(b) filing) (xxviii)

(8)	Consent of Sullivan & Worcester LLP dated February 2, 2017 (485(b) filing) (xxix)

(9)	Consent of Sullivan & Worcester LLP dated August 1, 2017 (485(b) filing) (xxx)

(10)	Consent of Sullivan & Worcester LLP dated August 1, 2018 (485(b) filing) (xxxi)

(11)	Opinion of Sullivan & Worcester LLP dated November 16, 2018 (Pear Tree PNC International Small Cap Fund) (xxxiii)

(12)	Consent of Sullivan & Worcester LLP dated January 31, 2019 (485(b) filing) (xxxiv)

(13)	Consent of Sullivan & Worcester LLP dated August 1, 2019 (485(b) filing) *

(j)	(1)	Consent of Tait, Weller & Baker LLP dated July 31, 2012 (xx)

(2)	Consent of Tait, Weller & Baker LLP dated June 4, 2013 (xxi)

(3)	Consent of Tait, Weller & Baker LLP dated July 31, 2013 (xxii)

(4)	Consent of Tait, Weller & Baker LLP dated July 29, 2014 (xxiv)

(5)	Consent of Tait, Weller & Baker LLP dated July 31, 2015 (xxvi)

(6)	Consent of Tait, Weller & Baker LLP dated August 1, 2016 (xxviii)

(7)	Consent of Tait, Weller & Baker LLP dated January 31, 2017 (xxix)

(8)	Consent of Tait, Weller & Baker LLP dated July 31, 2017 (xxx)

(9)	Consent of Tait, Weller & Baker LLP dated August 1, 2018 (xxxi)

(10)	Consent of Tait, Weller & Baker LLP dated July 31, 2019 *

(k)	Not applicable

(l)	Not applicable

(m)	(1)	Distribution Plan pursuant to Rule 12b-1 is included in the Distribution Agreement (xiv)

(2)	Form of Specimen Selling Group Agreement (viii)

(n)	(1)	Multiple Class Plan Pursuant to Rule 18f-3 (xx)

(2)	Amended and Restated Multiple Class Plan (xxix)

(o)	Not applicable

(p)	(1)	Code of Ethics for the Fund

(a)	Dated April 2000 (ii)

(b)	Dated July 23, 2003 (iii)

(c)	Dated January 1, 2005 (v)

(d)	Dated January 10, 2008 (ix)

(e)	Dated May 17, 2012(xix)

(f)	Dated July 26, 2012 (xx)

(2)	Code of Ethics - Columbia Partners Dated July 12, 2011 (xviii)

(3)	Code of Ethics - PanAgora Asset Management, Inc. Dated December 31, 2011 (xix)

(4)	Code of Ethics - Polaris Capital Management Inc. Dated March 25, 2009 (xiii)

(a)	Code of Ethics – Polaris Capital Management Inc. Dated April 2013 (xxiv)

(5)	Code of Ethics - Analytic Investors, LLC Dated September 30, 2005 (ix)

(6)	Code of Ethics – Chartwell Investment Partners, LLC Dated January 1, 2018 (xxxi)

(7)	Code of Ethics – PNC Capital Advisors, LLC Dated January 1, 2018 Code of Ethics (xxxiv)

(8)	Code of Ethics – Axiom International Investors LLC September 1, 2018 (xxxv)

(q)	(1)	Power of Attorney Dated November 11, 2011(xix)

(2)	Power of Attorney Dated October 30, 2014 (xxv)

(3)	Power of Attorney Dated October 19, 2018 (xxxiii)

Notes:

(i)	Previously filed with Post-Effective Amendment No. 20 to the Registration Statement on July 30, 1999 and incorporated by reference herein

(ii)	Previously filed with Post-Effective Amendment No. 21 to the Registration Statement on July 31, 2000 and incorporated by reference herein

(iii)	Previously filed with Post-Effective Amendment No. 24 to the Registration Statement on July 31, 2003

(iv)	Previously filed with Post-Effective Amendment No. 26 to the Registration Statement on July 29, 2004

(v)	Previously filed with Post-Effective Amendment No. 27 to the Registration Statement on May 31, 2005

(vi)	Previously filed with Post-Effective Amendment No. 28 to the Registration Statement on July 29, 2005

(vii)	Previously filed with Post-Effective Amendment No. 29 to the Registration Statement on August 10, 2005

(viii)	Previously filed with Post-Effective Amendment No. 36 to the Registration Statement on July 27, 2007 and incorporated by reference herein

(ix)	Previously filed with Post-Effective Amendment No. 37 to the Registration Statement on February 14, 2008 and incorporated by reference herein

(x)	Previously filed with Post-Effective Amendment No. 38 to the Registration Statement on April 30, 2008 and incorporated by reference herein

(xi)	Previously filed with Post-Effective Amendment No. 39 to the Registration Statement on May 30, 2008 and incorporated by reference herein

(xii)	Previously filed with Post-Effective Amendment No. 40 to the Registration Statement on August 1, 2008 and incorporated by reference herein

(xiii)	Previously filed with Post-Effective Amendment No. 41 to the Registration Statement on August 1, 2009 and incorporated by reference herein

(xiv)	Previously filed with Post-Effective Amendment No. 42 to the Registration Statement on May 25, 2010 and incorporated by reference herein

(xv)	Previously filed with Post-Effective Amendment No. 43 to the Registration Statement on July 29, 2010 and incorporated by reference herein

(xvi)	Previously filed with Post-Effective Amendment No. 45 to the Registration Statement on June 1, 2011 and incorporated by reference herein

(xvii)	Previously filed with Post-Effective Amendment No. 46 to the Registration Statement July 29, 2011 and incorporated by reference herein

(xviii)	Previously filed with Post-Effective Amendment No. 47 to the Registration Statement August 1, 2011 and incorporated by reference herein

(xix)	Previously filed with Post-Effective Amendment No. 48 to the Registration Statement June 1, 2012 and incorporated by reference herein

(xx)	Previously filed with Post-Effective Amendment No. 49 to the Registration Statement August 1, 2012 and incorporated by reference herein

(xxi)	Previously filed with Post-Effective Amendment No. 51 to the Registration Statement June 5, 2013 and incorporated by reference herein

(xxii)	Previously filed with Post-Effective Amendment No. 52 to the Registration Statement August 1, 2013 and incorporated by reference herein

(xxiii)	Previously filed with Post-Effective Amendment No. 53 to the Registration Statement August 20, 2013 and incorporated by reference herein

(xxiv)	Previously filed with Post-Effective Amendment No. 54 to the Registration Statement July 31, 2014 and incorporated by reference herein

(xxv)	Previously filed with Post-Effective Amendment No. 55 to the Registration Statement May 29, 2015 and incorporated by reference herein

(xxvi)	Previously filed with Post-Effective Amendment No. 56 to the Registration Statement July 31, 2015 and incorporated by reference herein

(xxvii)	Previously filed with Post-Effective Amendment No. 57 to the Registration Statement June 2, 2016 and incorporated by reference herein

(xxviii)	Previously filed with Post-Effective Amendment No. 59 to the Registration Statement August 1, 2016 and incorporated by reference herein

(xxix)	Previously filed with Post-Effective Amendment No. 61 to the Registration Statement February 6, 2017 and incorporated by reference herein

(xxx)	Previously filed with Post-Effective Amendment No. 63 to the Registration Statement August 1, 2017 and incorporated by reference herein

(xxxi)	Previously filed with Post-Effective Amendment No. 64 to the Registration Statement June 1, 2018 and incorporated by reference herein

(xxxii)	Previously filed with Post-Effective Amendment No. 65 to the Registration Statement August 1, 2018 and incorporated by reference herein

(xxxiii)	Previously filed with Post-Effective Amendment No. 66 to the Registration Statement November 16, 2018 and incorporated by reference herein

(xxxiv)	Previously filed with Post-Effective Amendment No. 67 to the Registration Statement January 31, 2019 and incorporated by reference herein

(xxxv)	Previously filed with Post-Effective Amendment No. 69 to the Registration Statement May 31, 2019 and incorporated by reference herein

*	Filed herewith.

Item 29. Persons Controlled by or under common control with the Company

No person is presently controlled by or under common control with the Pear Tree Funds.

Item 30. Indemnification

Indemnification provisions for officers, directors and employees of the Trust are set forth in Article VIII, Sections one through three of the Second Amended and Restated Agreement and Declaration of Trust (the “Declaration of Trust”), and are hereby incorporated by reference. See Item 28(a)(5) above. Under the Declaration of Trust, Trustees and officers will be indemnified to the fullest extent permitted to directors by the Massachusetts General Corporation Law, subject only to such limitations as may be required by the Investment Company Act of 1940, as amended, and the rules thereunder (collectively, the “1940 Act”). Under the 1940 Act, trustees and officers of an investment company such as the Trust may not be protected against liability to the investment company or its shareholders to which they would be subject because of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties of their office. The Trust also maintains liability insurance policies covering its Trustees and officers.

Item 31. Business and Other Connections of Investment Adviser

There is set forth below information as to any other business, vocation or employment of a substantial nature in which each director or officer of the Manager is or at any time during the past two fiscal years has been engaged for his own account or in the capacity of director, officer, employee, partner or trustee.

Name	Business and other connections

Willard L. Umphrey: Director/President	President/Treasurer/Clerk/Director, U.S. Boston Insurance Agency, Inc.; Director, U.S. Boston Capital Corporation; President/Director, USB Atlantic Associates, Inc.; Director/Treasurer, USB Corporation and U.S. Boston Corporation; Director, Pear Tree Partners Management LLC; Director, U.S. Boston Asset Management Corporation,; Partner, U.S. Boston Company, U.S. Boston Company II; President/Chairman/Trustee, Pear Tree Funds; Director, Woundcheck Laboratories; Director, Unidine.

Leon Okurowski: Director/Vice President	Director and Vice President, U.S. Boston Capital Corporation; Treasurer/Vice President, Pear Tree Funds; Directors, Everest USB Canadian Storage, Inc.; Director, U.S. Boston Corporation; Director, U.S. Boston Asset Management Corporation; Director, MedCool, Inc.; Director, USB Corporation; Director, USB Everest Management, LLC; Director, USB Everest Storage LLC; Director, U.S. Boston Insurance Agency, Inc.; Director, Woundcheck Laboratories.

Deborah A. Kessinger: Chief Compliance Officer	President and Chief Compliance Officer, U.S. Boston Capital Corporation; Chief Compliance Officer, Pear Tree Funds; Assistant Clerk, Pear Tree Funds.

The principal business address of each U.S. Boston affiliate named above is Lincoln North, 55 Old Bedford Road, Suite 202, Lincoln, Massachusetts 01773.

Item 32. Principal Underwriters

(a)	Not applicable

(b)	The directors and officers of the Registrant’s principal underwriter are:

Name	Positions and Offices with Underwriter	Positions and Offices with Registrant

Deborah A. Kessinger	President and Chief Compliance Officer	Chief Compliance Officer and Assistant Clerk

Leon Okurowski	Vice President, Clerk and Director	Vice President and Treasurer

Willard L. Umphrey	Director and Treasurer	President, Chairman and Trustee

The principal business address of each person listed above is Lincoln North, 55 Old Bedford Road, Suite 202, Lincoln, Massachusetts 01773.

(c)	Not applicable

Item 33. Location of Accounts and Records

Persons maintaining physical possession of accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated there under include:

Registrant’s current and former (within the past six years of the date of this amendment to this Registration Statement) investment sub-advisers:

Pear Tree Advisors, Inc.

55 Old Bedford Road

Suite 202

Lincoln, Massachusetts 01773

Chartwell Investment Partners, LLC

1205 Westlakes Drive, Suite 100

Berwyn, Pennsylvania 19312

Polaris Capital Management, LLC

121 High Street

Boston, Massachusetts 02110

PanAgora Asset Management, LLC

470 Atlantic Avenue, 8th Floor

Boston, Massachusetts 02110

Columbia Partners, L.L.C., Investment Management

5425 Wisconsin Avenue, Suite 700

Chevy Chase, Maryland 20815

PNC Capital Advisors, LLC

One East Pratt Street, 5th Floor – East

Baltimore, Maryland 21202

Axiom International Investors LLC

33 Benedict Place

Greenwich, Connecticut 06830

Registrant’s custodian:

State Street Bank & Trust Company

One Lincoln Street

Boston, Massachusetts 02111

Registrant’s transfer agent:

Pear Tree Institutional Services, a division of Pear Tree Advisors, Inc.

55 Old Bedford Road

Suite 202

Lincoln, Massachusetts 01773

Item 34. Management Services

The Registrant has no management-related service contracts that are not discussed in Part A or B of this form.

Item 35. Undertakings

Not applicable

[Rest of Page Intentionally Left Blank]

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the town of Lincoln, and the Commonwealth of Massachusetts, on the 1st day of August 2019.

PEAR TREE FUNDS

By:	/s/ Willard L. Umphrey
Willard L. Umphrey, President

By:	/s/ Leon Okurowski
Leon Okurowski, Treasurer

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the town of Lincoln, and the Commonwealth of Massachusetts, on the 1st day of August 2019.

	/s/ Robert M. Armstrong	*	August 1, 2019
	Trustee		Date

	/s/ John M. Bulbrook	*	August 1, 2019
	Trustee		Date

	/s/ William H. Dunlap	*	August 1, 2019
	Trustee		Date

	/s/ Clinton S. Marshall	*	August 1, 2019
	Trustee		Date

	/s/ Willard L. Umphrey	*	August 1, 2019
	Trustee		Date

*By:	/s/ Willard L. Umphrey		August 1, 2019
	Willard L. Umphrey Attorney-in-Fact		Date

List of Exhibits Filed with this Amendment

Exhibit No.	Description
28(i)(13)	Consent of Sullivan & Worcester LLP dated August 1, 2019 (485(b) filing)
28(j)(10)	Consent of Tait, Weller & Baker LLP dated August 1, 2019